Document and Entity Information (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Feb. 21, 2013	Jun. 29, 2012
Document Information [Line Items]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	PFE
Entity Registrant Name	PFIZER INC
Entity Central Index Key	0000078003
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		7,189,061,853
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 172

Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues	$ 58,986		$ 65,259	[1],[2]	$ 65,165
Costs and expenses:
Cost of sales	11,334	[3]	14,076	[3]	14,788	[3]
Selling, informational and administrative expenses	16,616	[3]	18,832	[3]	18,973	[3]
Research and development expenses	7,870	[3]	9,074	[1],[3]	9,483	[3]
Amortization of intangible assets	5,175		5,544		5,364
Restructuring charges and certain acquisition-related costs	1,880	[4]	2,930	[4]	3,145	[4]
Other deductions––net	4,031		2,499		3,941
Income from continuing operations before provision for taxes on income	12,080	[5],[6],[7]	12,304	[1],[5],[6],[7]	9,471	[5],[6],[7]
Provision for taxes on income	2,562	[10],[11],[8],[9]	3,909	[10],[11],[8],[9]	1,153	[10],[11],[8],[9]
Income from continuing operations	9,518		8,395		8,318
Discontinued operations:
Income/(loss) from discontinued operations––net of tax	297	[12]	350	[12]	(19)	[12]
Gain/(loss) on sale of discontinued operations––net of tax	4,783	[12]	1,304	[12]	(11)	[12]
Discontinued operations––net of tax	5,080	[12]	1,654	[12]	(30)	[12]
Net income before allocation to noncontrolling interests	14,598		10,049		8,288
Less: Net income attributable to noncontrolling interests	28		40		31
Net income attributable to Pfizer Inc.	$ 14,570		$ 10,009		$ 8,257
Earnings per common share––basic:
Income from continuing operations attributable to Pfizer Inc. common shareholders	$ 1.27	[13]	$ 1.07	[13]	$ 1.03	[13]
Discontinued operations––net of tax	$ 0.68	[13]	$ 0.21	[13]	$ 0	[13]
Net income attributable to Pfizer Inc. common shareholders	$ 1.96	[13]	$ 1.28	[13]	$ 1.03	[13]
Earnings per common share––diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders	$ 1.26	[13]	$ 1.06	[13]	$ 1.03	[13]
Discontinued operations––net of tax	$ 0.68	[13]	$ 0.21	[13]	$ 0	[13]
Net income attributable to Pfizer Inc. common shareholders	$ 1.94	[13]	$ 1.27	[13]	$ 1.02	[13]
Weighted-average shares––basic	7,442		7,817		8,036
Weighted-average shares––diluted	7,508		7,870		8,074
Cash dividends paid per common share	$ 0.88		$ 0.8		$ 0.72

[1]	) For 2011, includes King commencing on the acquisition date of January 31, 2011.
[2]	) For 2011, includes King commencing on the acquisition date of January 31, 2011
[3]	Exclusive of amortization of intangible assets, except as disclosed in Note 1K. Basis of Presentation and Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.
[4]	From the beginning of our cost-reduction and transformation initiatives in 2005 through December 31, 2012, Employee termination costs represent the expected reduction of the workforce by approximately 62,200 employees, mainly in manufacturing, sales and research, of which approximately 51,700 employees have been terminated as of December 31, 2012. In 2012, substantially all employee termination costs represent additional costs with respect to approximately 4,800 employees.The restructuring charges in 2012 are associated with the following:•Primary Care operating segment ($295 million), Specialty Care and Oncology operating segment ($175 million), Established Products and Emerging Markets operating segment ($125 million), Animal Health operating segment ($59 million), Consumer Healthcare operating segment ($45 million), research and development operations ($6 million income), manufacturing operations ($265 million) and Corporate ($516 million).The restructuring charges in 2011 are associated with the following:•Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health operating segment ($45 million), Consumer Healthcare operating segment ($8 million), research and development operations ($490 million), manufacturing operations ($287 million) and Corporate ($422 million).The restructuring charges in 2010 are associated with the following:•Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health operating segment ($34 million), Consumer Healthcare operating segment ($12 million), research and development operations ($297 million), manufacturing operations ($1.1 billion) and Corporate ($350 million).
[5]	2011 v. 2010––The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, lower impairment charges, as well as increased revenues from biopharmaceutical products, such as the Prevnar/Prevenar family, Enbrel and Celebrex.
[6]	) Income from continuing operations before provision for taxes on income.
[7]	2012 v. 2011––The increase in the domestic loss was primarily due to the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products; certain legal settlements and related charges, primarily associated with Rapamune, Celebrex, hormone-replacement therapy and Chantix; higher costs associated with the separation of Zoetis; and the payment to AstraZeneca to obtain the exclusive global over-the-counter rights to Nexium, partially offset by lower acquisition-related costs. The increase in international income was due to lower purchase accounting costs, lower acquisition-related costs, and lower charges related to cost-reduction and productivity initiatives, partially offset by the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products.
[8]	In 2012, the Provision for taxes on income was impacted by the following:•U.S. tax expense of approximately $2.2 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes); •U.S. tax benefits of approximately $1.1 billion, representing tax and interest, resulting from a multi-year settlement with the IRS with respect to audits of the Pfizer Inc. tax returns for the years 2006 through 2008, and international tax benefits of approximately $310 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations;•The non-deductibility of a $336 million fee payable to the federal government as a result of the U.S. Healthcare Legislation; •The non-deductibility of the $491 million legal charge associated with Rapamune litigation (see also Note 4. Other Deductions––Net); and•The expiration of the U.S. research and development tax credit on December 31, 2011.
[9]	In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).
[10]	In 2011, the Provision for taxes on income was impacted by the following:•U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes); •International tax benefits of approximately $267 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities and from the expiration of certain statutes of limitations, and U.S. tax benefits of approximately $80 million, representing tax and interest, resulting from the settlement of certain audits with the IRS; and•The non-deductibility of a $248 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
[11]	n 2010, the Provision for taxes on income was impacted by the following:•U.S. tax expense of approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);•U.S. tax benefits of approximately $2.0 billion, representing tax and interest, resulting from a multi-year audit settlement with the IRS, and international tax benefits of approximately $460 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities, and from the expiration of certain statutes of limitations; and•The write-off of approximately $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from the provisions of the U.S. Healthcare Legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012.
[12]	Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).
[13]	EPS amounts may not add due to rounding.

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Net income before allocation to noncontrolling interests	$ 14,598		$ 10,049		$ 8,288
Other Comprehensive Income/(Loss)
Foreign currency translation adjustments	(811)		796		(3,534)
Reclassification adjustments	(207)	[1]	(127)	[1]	(7)	[1]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, before Tax, Total	(1,018)		669		(3,541)
Unrealized holding gains/(losses) on derivative financial instruments	684		(502)		(1,043)
Reclassification adjustments for realized (gains)/losses	(263)	[2]	239	[2]	702	[2]
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, before Tax, Total	421		(263)		(341)
Unrealized holding gains/(losses) on available-for-sale securities	135		(143)		7
Reclassification adjustments for realized (gains)/losses	3	[2]	15	[2]	(141)	[2]
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, before Tax, Total	138		(128)		(134)
Benefit plans: Actuarial losses, net	(2,232)		(2,459)		(1,426)
Reclassification adjustments related to amortization	473	[3]	284	[3]	262	[3]
Reclassification adjustments related to curtailments and settlements, net	317	[3]	355	[3]	266	[3]
Other	22		(100)		88
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss), Net Gain (Loss), before Tax, Total	(1,420)		(1,920)		(810)
Benefit plans: Prior service credits and other	25		106		550
Reclassification adjustments related to amortization	(69)	[3]	(69)	[3]	(42)	[3]
Reclassification adjustments related to curtailments and settlements, net	(130)	[3]	(91)	[3]	(49)	[3]
Other	(3)		3		5
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss), Net Prior Service Cost, before Tax	(177)		(51)		464
Other comprehensive loss, before tax	(2,056)		(1,693)		(4,362)
Tax benefit on other comprehensive loss	(225)	[4]	(959)	[4]	(375)	[4]
Other comprehensive loss before allocation to noncontrolling interests	(1,831)		(734)		(3,987)
Comprehensive Income
Comprehensive income before allocation to noncontrolling interests	12,767		9,315		4,301
Less: Comprehensive income/(loss) attributable to noncontrolling interests	21		(5)		36
Comprehensive income attributable to Pfizer Inc.	$ 12,746		$ 9,320		$ 4,265

[1]	For 2012 and 2011, reclassified to Gain/(loss) on sale of discontinued operations—net of tax.
[2]	Reclassified into Other deductions—net in the consolidated statements of income.
[3]	Generally reclassified into Cost of sales, Selling, informational and administrative expenses, and/or Research and development expenses, as appropriate, in the consolidated statements of income.
[4]	See Note 5E. Tax Matters: Taxes on Items of Other Comprehensive Income/(Loss).

Consolidated Balance Sheets (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Assets
Cash and cash equivalents	$ 10,389		$ 3,182
Short-term investments	22,319		23,270
Accounts receivable, less allowance for doubtful accounts, 2012—$374; 2011—$226	12,378		13,058
Inventories	7,063		6,610
Taxes and other current assets	9,196		9,380
Assets of discontinued operations and other assets held for sale	70		5,317
Total current assets	61,415		60,817
Long-term investments	14,149		9,814
Property, plant and equipment, less accumulated depreciation	14,461	[1]	15,921	[1]
Goodwill	44,672		44,569
Identifiable intangible assets, less accumulated amortization	46,013	[2]	51,184	[2]
Taxes and other noncurrent assets	5,088		5,697
Total assets	185,798		188,002
Liabilities and Equity
Short-term borrowings, including current portion of long-term debt: 2012—$2,449; 2011—$6	6,424	[3],[4]	4,016	[3],[4]
Accounts payable	4,264		3,678
Dividends payable	1,734		1,796
Income taxes payable	1,010		1,009
Accrued compensation and related items	2,046		2,120
Other current liabilities	13,141		15,066
Liabilities of discontinued operations	0		1,224
Total current liabilities	28,619		28,909
Long-term debt	31,036	[3],[5],[6]	34,926	[3],[5],[6]
Pension benefit obligations	7,830		6,355
Postretirement benefit obligations	3,493		3,344
Noncurrent deferred tax liabilities	21,593		18,861
Other taxes payable	6,610		6,886
Other noncurrent liabilities	4,939		6,100
Total liabilities	104,120		105,381
Commitments and Contingencies
Preferred stock, without par value, at stated value; 27 shares authorized; issued: 2012—967; 2011—1,112	39		45
Common stock, $0.05 par value; 12,000 shares authorized; issued: 2012—8,956; 2011—8,902	448		445
Additional paid-in capital	72,608		71,423
Employee benefit trusts	(1)		(3)
Treasury stock, shares at cost: 2012—1,680; 2011—1,327	(40,121)		(31,801)
Retained earnings	54,240		46,210
Accumulated other comprehensive loss	(5,953)		(4,129)
Total Pfizer Inc. shareholders’ equity	81,260		82,190
Equity attributable to noncontrolling interests	418		431
Total equity	81,678		82,621
Total liabilities and equity	185,798		188,002
Allowance for Doubtful Accounts Receivable, Current	374		226
Long-term Debt, Current Maturities	$ 2,449		$ 6
Preferred Stock, No Par Value
Preferred Stock, Shares Authorized	27,000,000		27,000,000
Preferred Stock, Shares Issued	967		1,112
Common Stock, Par or Stated Value Per Share	$ 0.05		$ 0.05
Common Stock, Shares Authorized	12,000,000,000		12,000,000,000
Common Stock, Shares, Issued	8,956,000,000		8,902,000,000
Treasury Stock, Shares	1,680,000,000		1,327,000,000

[1]	The decrease in total property, plant and equipment is primarily due to depreciation, disposals, impairments and the impact of foreign exchange, partially offset by capital additions.
[2]	The decrease is primarily related to amortization, as well as impairment charges (see Note 4. Other Deductions—Net), partially offset by the assets acquired as part of the acquisitions of NextWave, Ferrosan and Alacer (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).
[3]	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
[4]	The differences between the estimated fair values and carrying values of held to maturity debt securities, private equity securities at cost and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2012 or December 31, 2011. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities at cost are based on Level 3 inputs, using a market approach.
[5]	The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.
[6]	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.

Consolidated Statements of Equity (USD $) In Millions, except Share data, unless otherwise specified	Total	Preferred Stock	Common Stock	Add’l Paid-In Capital	Employee Benefit Trusts	Treasury Stock	Retained Earnings	Accum. Other Comp. Inc./ (Loss)	Share - holders’ Equity	Non-controlling Interests
Beginning balance at Dec. 31, 2009	$ 90,446	$ 61	$ 443	$ 70,497	$ (333)	$ (21,632)	$ 40,426	$ 552	$ 90,014	$ 432
Beginning balance (in shares) at Dec. 31, 2009		1,511	8,869,000,000		(19,000,000)	(799,000,000)
Comprehensive income:
Net income	8,288						8,257		8,257	31
Other comprehensive loss, net of tax	(3,987)							(3,992)	(3,992)	5
Cash dividends declared:
Common stock	(5,964)						(5,964)		(5,964)
Preferred stock	(3)						(3)		(3)
Noncontrolling interests	(17)									(17)
Share-based payment transactions	141		0	209	14	(82)			141
Share-based payment transactions (in shares)			2,000,000		1,000,000	(5,000,000)
Purchases of common stock	(1,000)					(1,000)			(1,000)
Purchases of common stock (in shares)	(61,000,000)					(61,000,000)
Employee benefit trust transactions—net	273			(19)	292				273
Employee benefit trust transactions-net (in shares)					16,000,000
Preferred stock conversions and redemptions	(8)	(9)		(1)		2			(8)
Preferred stock conversions and redemptions (in shares)		(232)
Other	96		1	74	20	0	0		95	1
Other (in shares)			5,000,000		2,000,000	1,000,000
Ending balance at Dec. 31, 2010	88,265	52	444	70,760	(7)	(22,712)	42,716	(3,440)	87,813	452
Ending balance (in shares) at Dec. 31, 2010		1,279	8,876,000,000			(864,000,000)
Comprehensive income:
Net income	10,049						10,009		10,009	40
Other comprehensive loss, net of tax	(734)							(689)	(689)	(45)
Cash dividends declared:
Common stock	(6,512)						(6,512)		(6,512)
Preferred stock	(3)						(3)		(3)
Noncontrolling interests	(19)									(19)
Share-based payment transactions	505		1	594		(90)			505
Share-based payment transactions (in shares)			23,000,000			(5,000,000)
Purchases of common stock	(9,000)					(9,000)			(9,000)
Purchases of common stock (in shares)	(459,000,000)					(459,000,000)
Preferred stock conversions and redemptions	(8)	(7)		(2)		1			(8)
Preferred stock conversions and redemptions (in shares)		(167)
Other	78		0	71	4	0	0		75	3
Other (in shares)			3,000,000			1,000,000
Ending balance at Dec. 31, 2011	82,621	45	445	71,423	(3)	(31,801)	46,210	(4,129)	82,190	431
Ending balance (in shares) at Dec. 31, 2011		1,112	8,902,000,000			(1,327,000,000)
Comprehensive income:
Net income	14,598						14,570		14,570	28
Other comprehensive loss, net of tax	(1,831)							(1,824)	(1,824)	(7)
Cash dividends declared:
Common stock	(6,537)						(6,537)		(6,537)
Preferred stock	(3)						(3)		(3)
Noncontrolling interests	(9)									(9)
Share-based payment transactions	1,056		3	1,150		(97)			1,056
Share-based payment transactions (in shares)			52,000,000			(4,000,000)
Purchases of common stock	(8,228)					(8,228)			(8,228)
Purchases of common stock (in shares)	(349,000,000)					(349,000,000)
Preferred stock conversions and redemptions	(8)	(6)		(3)		1			(8)
Preferred stock conversions and redemptions (in shares)		(145)
Other	19		0	38	2	4	0		44	(25)
Other (in shares)			2,000,000			0
Ending balance at Dec. 31, 2012	$ 81,678	$ 39	$ 448	$ 72,608	$ (1)	$ (40,121)	$ 54,240	$ (5,953)	$ 81,260	$ 418
Ending balance (in shares) at Dec. 31, 2012		967	8,956,000,000			(1,680,000,000)

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Operating Activities
Net income before allocation to noncontrolling interests	$ 14,598		$ 10,049		$ 8,288
Adjustments to reconcile net income before allocation to noncontrolling interests to net cash provided by operating activities:
Depreciation and amortization	7,611	[1]	8,907	[1],[2]	8,399	[1]
Share-based compensation expense	481		419		405
Asset write-offs and impairment charges	1,299		1,198		3,486
(Gain)/loss on sale of discontinued operations	(7,123)		(1,688)		11
Deferred taxes from continuing operations	739		307		2,109
Deferred taxes from discontinued operations	1,459		147		(156)
Benefit plan contributions (in excess of)/less than expense	135		(1,769)		(677)
Other non-cash adjustments, net	(203)		(172)		(49)
Other changes in assets and liabilities, net of acquisitions and divestitures:
Accounts receivable	275		(66)		(608)
Inventories	(631)		1,084		2,917
Other assets	83		701		(818)
Accounts payable	579		(367)		(301)
Other liabilities	(3,438)		1,508		1,114
Other tax accounts, net	1,190		(18)		(12,666)
Net cash provided by operating activities	17,054		20,240		11,454
Investing Activities
Purchases of property, plant and equipment	(1,327)		(1,660)		(1,513)
Purchases of short-term investments	(24,018)		(18,447)		(11,082)
Proceeds from redemptions and sales of short-term investments	25,302		14,176		5,699
Net proceeds from redemptions and sales of short-term investments with original maturities of 90 days or less	1,459		10,874		5,950
Purchases of long-term investments	(11,145)		(4,620)		(4,128)
Proceeds from redemptions and sales of long-term investments	4,990		2,147		4,737
Acquisitions, net of cash acquired	(1,050)		(3,282)		(273)
Proceeds from sale of businesses	11,850		2,376		0
Other investing activities	93		279		118
Net cash provided by/(used in) investing activities	6,154		1,843		(492)
Financing Activities
Proceeds from short-term borrowings	7,995		12,810		6,400
Principal payments on short-term borrowings	(3)		(3,826)		(9,249)
Net payments on short-term borrowings with original maturities of 90 days or less	(8,204)		(7,540)		(1,297)
Principal payments on long-term debt	(1,513)		(6,986)		(6)
Purchases of common stock	(8,228)		(9,000)		(1,000)
Cash dividends paid	(6,534)		(6,234)		(6,088)
Other financing activities	488		169		66
Net cash used in financing activities	(15,999)		(20,607)		(11,174)
Effect of exchange-rate changes on cash and cash equivalents	(2)		(29)		(31)
Net increase/(decrease) in cash and cash equivalents	7,207		1,447		(243)
Cash and cash equivalents, beginning	3,182		1,735		1,978
Cash and cash equivalents, ending	10,389		3,182		1,735
Cash paid during the period for:
Income taxes	2,430		2,938		11,775
Interest	$ 1,873		$ 2,085		$ 2,155

[1]	) Certain production facilities are shared. Deprecation is allocated based on estimates of physical production.
[2]	) Income from continuing operations before provision for taxes on income.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments	12 Months Ended
Dec. 31, 2012
Business Combinations, Discontinued Operations, And Disposal Groups [Abstract]
Acquisitions and Divestitures
Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments

A. Acquisitions

NextWave Pharmaceuticals, Inc.
On November 27, 2012, we completed our acquisition of NextWave Pharmaceuticals Incorporated (NextWave), a privately held, specialty pharmaceutical company. As a result of this acquisition, Pfizer now holds exclusive North American rights to Quillivant XR™ (methylphenidate hydrochloride), the first once-daily liquid medication approved in the U.S. for the treatment of attention deficit hyperactivity disorder. Quillivant XR received approval from the U.S. Food and Drug Administration on September 27, 2012, and was launched in the U.S. on January 14, 2013. The total consideration for the acquisition was approximately $442 million, which consisted of upfront payments to NextWave's shareholders of about $278 million and contingent consideration with an estimated acquisition-date fair value of about $164 million. The contingent consideration consists of up to $425 million in additional payments that are contingent upon attainment of certain revenue milestones. In connection with this Established Products acquisition, we recorded approximately $516 million in Identifiable intangible assets, consisting primarily of $472 million in Developed technology rights and $44 million in In-process research and development, $165 million in net deferred tax liabilities and $91 million in Goodwill. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has not been finalized.

Nexium Over-the-Counter Rights

On August 13, 2012, we announced that we entered into an agreement with AstraZeneca for the global over-the-counter (OTC) rights for Nexium, a leading prescription drug currently approved to treat the symptoms of gastroesophageal reflux disease. Under the terms of the agreement, we acquired the exclusive global rights to market Nexium for the OTC indications, which are subject to regulatory approval. We made an upfront payment of $250 million to AstraZeneca, and AstraZeneca is eligible to receive milestone payments of up to $550 million based on product launches and level of sales, as well as royalty payments based on sales. The upfront payment for this Consumer Healthcare asset acquisition was expensed and included in Research and development expenses in our consolidated statement of income for the year ended December 31, 2012.

Alacer Corp.

On February 26, 2012, we completed our acquisition of Alacer Corp., a company that manufactures, markets and distributes Emergen-C, a line of effervescent, powdered drink mix vitamin supplements that is the largest-selling branded vitamin C line in the U.S. In connection with this Consumer Healthcare acquisition, we recorded $181 million in Identifiable intangible assets, consisting primarily of the Emergen-C indefinite-lived brand, $69 million in net deferred tax liabilities and $192 million in Goodwill. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has been finalized.

Ferrosan Holding A/S

On December 1, 2011, we completed our acquisition of the consumer healthcare business of Ferrosan Holding A/S (Ferrosan), a Danish company engaged in the sale of science-based consumer healthcare products, including dietary supplements and lifestyle products, primarily in the Nordic region and the emerging markets of Russia and Central and Eastern Europe. This acquisition is reflected in our consolidated financial statements beginning in the first fiscal quarter of 2012. Our acquisition of Ferrosan’s consumer healthcare business increases our presence in dietary supplements with a new set of brands and pipeline products. Also, we believe that the acquisition allows us to expand the marketing of Ferrosan’s brands through Pfizer’s global footprint and provide greater distribution and scale for certain Pfizer brands, such as Centrum and Caltrate, in Ferrosan’s key markets. In connection with this Consumer Healthcare acquisition, we recorded $362 million in Identifiable intangible assets, consisting of indefinite-lived and finite-lived brands, $94 million in net deferred tax liabilities and $322 million in Goodwill. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has been finalized.

Excaliard

On November 30, 2011, we completed our acquisition of Excaliard Pharmaceuticals, Inc. (Excaliard), a privately owned biopharmaceutical company. Excaliard's lead compound, EXC-001, a Phase 2 compound, is an antisense oligonucleotide designed to interrupt the process of skin fibrosis by inhibiting expression of connective tissue growth factor (CTGF). The total consideration for the acquisition was approximately $174 million, which consisted of an upfront payment to Excaliard's shareholders of about $86 million and contingent consideration with an estimated acquisition-date fair value of about $88 million. The contingent consideration consists of up to $230 million in additional payments that are contingent upon the attainment of certain regulatory and revenue milestones. Payments under the contingent consideration arrangement were $30 million in 2012 as a regulatory milestone was reached. In connection with this Worldwide Research and Development acquisition, we recorded approximately $257 million in Identifiable intangible assets––In-process research and development, approximately $87 million in net deferred tax liabilities and approximately $8 million in Goodwill.

Icagen

On September 20, 2011, we completed our cash tender offer for the outstanding shares of Icagen, Inc. (Icagen), resulting in an approximate 70% ownership of the outstanding shares of Icagen, a biopharmaceutical company focused on discovery, development and commercialization of novel orally-administered small molecule drugs that modulate ion channel targets. On October 27, 2011, we acquired all of the remaining shares of Icagen. In connection with this Worldwide Research and Development acquisition, we recorded approximately $19 million in Identifiable intangible assets.

King Pharmaceuticals, Inc.

Description of the Transaction

On January 31, 2011 (the acquisition date), we completed a tender offer for the outstanding shares of common stock of King at a purchase price of $14.25 per share in cash and acquired approximately 92.5% of the outstanding shares. On February 28, 2011, we acquired all of the remaining shares of King for $14.25 per share in cash. As a result, the total fair value of consideration transferred for King was approximately $3.6 billion in cash ($3.2 billion, net of cash acquired).

King’s principal businesses consisted of a prescription pharmaceutical business focused on delivering new formulations of pain treatments designed to discourage common methods of misuse and abuse; the Meridian auto-injector business for emergency drug delivery, which develops and manufactures the EpiPen; an established products portfolio; and an animal health business that offers a variety of feed-additive products for a wide range of species.

Recording of Assets Acquired and Liabilities Assumed

The following table provides the assets acquired and liabilities assumed from King:
(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date (Final)
Working capital, excluding inventories	$155
Inventories	340
Property, plant and equipment	412
Identifiable intangible assets, excluding in-process research and development	1,806
In-process research and development	303
Net tax accounts	(328)
All other long-term assets and liabilities, net	102
Total identifiable net assets	2,790
Goodwill(a)	765
Net assets acquired/total consideration transferred	$3,555

(a)
Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $200 million, virtually all of which was expected to be collected.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of King includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of King with the operations of Pfizer;

•	any intangible assets that did not qualify for separate recognition, as well as future, yet unidentified projects and products; and

•
the value of the going-concern element of King’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for income tax purposes (see Note 10A. Goodwill and Other Intangible Assets: Goodwill for additional information).

The assets and liabilities arising from contingencies recognized as of the acquisition date are not significant to Pfizer’s consolidated financial statements.

Actual and Pro Forma Impact of Acquisition

Revenues from King are included in Pfizer's consolidated statements of income from the acquisition date, January 31, 2011, through Pfizer’s domestic and international year-ends and were $1.3 billion in 2011. We are not able to provide the results of operations attributable to King in 2011 as those operations had been substantially integrated into the larger Pfizer operation shortly after the acquisition.

The following table provides supplemental pro forma information:
	Unaudited Pro Forma Consolidated Results(a)
	Year Ended December 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2011	2010
Revenues	$65,368	$66,540
Net income attributable to Pfizer Inc.	10,228	8,013
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.30	0.99

(a)	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.
The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect the historical financial information of Pfizer and King, adjusted for the following pre-tax amounts:

•	Elimination of King's historical intangible asset amortization expense (approximately $6 million in 2011 and $116 million in 2010).

•	Additional amortization expense (approximately $15 million in 2011 and $190 million in 2010) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $3 million in 2011 and $35 million in 2010) related to the fair value adjustment to property, plant and equipment acquired.

•	Adjustment related to the fair value adjustments to acquisition-date inventory estimated to have been sold (elimination of $160 million charge in 2011 and addition of $160 million charge in 2010).

•
Adjustment for acquisition-related costs directly attributable to the acquisition (elimination of $224 million of charges in 2011 and addition of $224 million of charges in 2010, reflecting charges incurred by both King and Pfizer).

FoldRx Pharmaceuticals, Inc.

On October 6, 2010, we completed our acquisition of FoldRx Pharmaceuticals, Inc. (FoldRx), a privately held drug discovery and clinical development company. FoldRx's lead product candidate, Vyndaqel (tafamidis meglumine), is a first-in-class oral therapy for the treatment of transthyretin familial amyloid polyneuropathy (TTR-FAP). The total consideration for the acquisition was approximately $400 million, which consisted of an upfront payment to FoldRx's shareholders of approximately $200 million and contingent consideration with an estimated acquisition-date fair value of approximately $200 million. The contingent consideration consists of up to $455 million in additional payments that are contingent upon the attainment of certain regulatory and revenue milestones. Payments under the contingent consideration arrangement were $225 million in 2012, as a regulatory milestone was achieved. In connection with this Specialty Care acquisition, we recorded approximately $500 million in Identifiable intangible assets––In-process research and development, approximately $160 million in net deferred tax liabilities and approximately $60 million in Goodwill. In 2012, we recorded a decrease in the fair value of the contingent consideration of approximately $42 million and in 2011, we recorded an increase in the fair value of the contingent consideration of approximately $85 million.

B. Divestitures

Nutrition Business

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé for $11.85 billion in cash, and recognized a gain of approximately $4.8 billion, net of tax, in Gain/(loss) on sale of discontinued operations––net of tax. The divested business includes:

•	our former Nutrition operating segment and certain prenatal vitamins previously commercialized by the Pfizer Consumer Healthcare operating segment; and

•
other associated amounts, such as direct manufacturing costs, enabling support functions and other costs not charged to the business, purchase-accounting impacts, acquisition-related costs, impairment charges, restructuring charges and implementation costs associated with our cost reduction/productivity initiatives, all of which are reported outside our operating segment results.

The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for all periods presented. In addition, in the consolidated balance sheet as of December 31, 2011, the assets and liabilities associated with this discontinued operation are classified as Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, as appropriate.

While the full purchase price of $11.85 billion was received on November 30, the sale of the business was not completed in certain non-U.S. jurisdictions where regulatory review of the transaction remains ongoing. In these jurisdictions, which represent a relatively small portion of the Nutrition business, we continue to operate the business on an interim basis pending regulatory approval or divestiture to a third party buyer. These interim arrangements, pursuant to which Pfizer operates the business for the net economic benefit of Nestlé and is indemnified by Nestlé against any risk associated with such operations during the interim period, are expected to conclude by the end of 2013 and the sale of these certain jurisdictions are expected to be completed by the end of 2013. As such, and as we have already received all of the expected proceeds from the sale, and as Nestlé is contractually obligated to complete the transaction (or permit us to divest the delayed businesses to a third party buyer on its behalf) regardless of the outcome of any pending regulatory reviews, we have treated these delayed-close businesses as sold for accounting purposes.

In connection with the sale transaction, we also entered into certain transitional agreements designed to ensure and facilitate the orderly transfer of business operations to the buyer. These agreements primarily relate to administrative services, which are generally to be provided for a period of 2 to 18 months. We will also manufacture and supply certain prenatal vitamin products for a transitional period. These agreements are not material and none confers upon us the ability to influence the operating and/or financial policies of the Nutrition business subsequent to the sale.

Capsugel Business

On August 1, 2011, we completed the sale of our Capsugel business for approximately $2.4 billion in cash and recognized a gain of approximately $1.3 billion, net of tax, in Gain/(loss) on sale of discontinued operations––net of tax. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax for 2011 and 2010.

Discontinued Operations

The following table provides the components of Discontinued operations—net of tax:
	Year Ended December 31,(a)
(MILLIONS OF DOLLARS)	2012	2011	2010
Revenues	$2,258	$2,673	$2,643
Pre-tax income/(loss) from discontinued operations	414	487	(50)
Provision/(benefit) for taxes on income(b)	117	137	(31)
Income/(loss) from discontinued operations––net of tax	297	350	(19)
Pre-tax gain/(loss) on sale of discontinued operations	7,123	1,688	(11)
Provision for taxes on income(c)	2,340	384	—
Gain/(loss) on sale of discontinued operations––net of tax	4,783	1,304	(11)
Discontinued operations––net of tax	$5,080	$1,654	$(30)

(a)
Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).

(b)
Includes a deferred tax expense of $24 million for 2012, a deferred tax benefit of $43 million for 2011, and a deferred tax benefit of $156 million for 2010. These deferred tax provisions include deferred taxes related to investments in certain foreign subsidiaries resulting from our intention not to hold these subsidiaries indefinitely.

(c)
Includes a deferred tax expense of $1.4 billion for 2012 and $190 million for 2011. These deferred tax provisions include deferred tax expense of $2.2 billion for 2012 and $190 million for 2011 on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas.

The following table provides the components of Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Accounts receivable, less allowance for doubtful accounts	$—	$550
Other current assets	—	419
Property, plant and equipment, less accumulated depreciation	70	1,118
Goodwill	—	498
Identifiable intangible assets, less accumulated amortization	—	2,648
Other noncurrent assets	—	84
Assets of discontinued operations and other assets held for sale	$70	$5,317

Current liabilities	$—	$385
Other liabilities	—	839
Liabilities of discontinued operations	$—	$1,224

The net cash flows of our discontinued operations for each of the categories of operating, investing and financing activities are not significant for any period presented, except that investing activities includes the proceeds from the sale of these businesses.

C. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)), between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Revenues—Revenues(a)	$1,231	$1,029	$710
Revenues—Alliance revenues(b)	3,492	3,630	4,084
Total revenues from collaborative arrangements	4,723	4,659	4,794
Cost of sales(c)	(362)	(420)	(124)
Selling, informational and administrative expenses(d)	(290)	(237)	(131)
Research and development expenses(e)	(74)	(299)	(316)
Other deductions—net	(15)	34	37

(a)	Represents sales to our partners of products manufactured by us.

(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily related to net reimbursements, as well as upfront payments and pre-approval milestone payments earned by our partners. The upfront and milestone payments were as follows: $44 million in 2012, $210 million in 2011 and $147 million in 2010.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements. In addition, during 2012 and 2011, we paid $29 million and $61 million, respectively, in post-approval milestones to collaboration partners. These payments were recorded in Identifiable intangible assets––Developed technology rights.

D. Equity-Method Investments

ViiV Healthcare Limited (ViiV)

On October 31, 2012, our equity-method investee, ViiV, acquired the remaining 50% of Shionogi-ViiV Healthcare LLC, its equity-method investee, from Shionogi & Co., Ltd. (Shionogi) in consideration for a 10% interest in ViiV (newly issued shares) and contingent consideration in the form of future royalties. As a result of this transaction, ViiV recorded a gain associated with the step-up on the 50% interest previously held by ViiV. Also, Pfizer's equity interest in ViiV was reduced from 15% to 13.5% and GlaxoSmithKline plc's equity interest was reduced from 85% to 76.5%. As a result of the above, we recognized a gain of $44 million, which was recorded in Other deductions––net, in the fourth quarter of 2012. Our investment in ViiV is accounted for under the equity method due to the significant influence that we have over the operations of ViiV through our board representation and minority veto rights.

Investment in Hisun Pfizer Pharmaceuticals Company Limited

On September 6, 2012, Pfizer and Zhejiang Hisun Pharmaceuticals Co., Ltd., a leading Chinese pharmaceutical company, created a new company, Hisun Pfizer Pharmaceuticals Company Limited (HPP), to develop, manufacture and commercialize off-patent pharmaceutical products in China and global markets. In accordance with our international reporting periods, this transaction was accounted for in the fourth quarter of 2012. HPP was established with registered capital of $250 million. Zhejiang Hisun Pharmaceuticals holds a 51% equity interest and Pfizer holds a 49% equity interest in HPP. In 2013, the parties will contribute select existing products to HPP, which will have a broad portfolio covering cardiovascular disease, infectious disease, oncology, mental health, and other therapeutic areas. See also Note 19B. Subsequent Events: Hisun Pfizer Pharmaceuticals Company Limited (HPP). The parties will also contribute manufacturing sites, cash and other relevant assets. Our investment in HPP is accounted for under the equity method due to the significant influence that we have over the operations of HPP through our board representation, minority veto rights and 49% voting interest.

Investment in Laboratório Teuto Brasileiro

On November 8, 2010, we consummated our partnership to develop and commercialize generic medicines with Laboratório Teuto Brasileiro S.A. (Teuto) a leading generics company in Brazil. As part of the transaction, we acquired a 40% equity stake in Teuto, and entered into a series of commercial agreements. The partnership is enhancing our position in Brazil, a key emerging market, by providing access to Teuto’s portfolio of products. Through this partnership, we have access to significant distribution networks in rural and suburban areas in Brazil, and the opportunity to register and commercialize Teuto’s products in various markets outside Brazil. Under the terms of our purchase agreement with Teuto, we made an upfront payment at the closing of approximately $230 million. On May 23, 2012, we made a performance-based milestone payment to Teuto of $91.5 million, which was recorded as an additional investment in Teuto. We have an option to acquire the remaining 60% of Teuto’s shares beginning in 2014, and Teuto’s shareholders have an option to sell their 60% stake to us beginning in 2015. The portion of the total arrangement consideration that was allocated to the net call/put option, based on relative fair values of the 40% equity investment and the net option, is being accounted for at cost and will be evaluated for impairment on an ongoing basis. Our investment in Teuto is accounted for under the equity method due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest.

Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Organization Consolidation And Presentation Of Financial Statements And Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies
Basis of Presentation and Significant Accounting Policies

A. Basis of Presentation

The consolidated financial statements include our parent company and all subsidiaries, and are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The decision whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. Typically, we do not seek control by means other than voting interests. For subsidiaries operating outside the United States (U.S.), the financial information is included as of and for the year ended November 30 for each year presented. Substantially all unremitted earnings of international subsidiaries are free of legal and contractual restrictions. All significant transactions among our businesses have been eliminated.

We have made certain reclassification adjustments to conform prior-period amounts to the current presentation, primarily related to certain inventories (see Note 8. Inventories) and certain investments (see Note 7. Financial Instruments). As of the third quarter of 2012, the Animal Health and Consumer Healthcare business units are no longer managed as a single operating segment.

Pfizer previously announced its intention to initiate an initial public offering (IPO) of up to a 19.8% stake in Zoetis Inc. (Zoetis), a subsidiary of Pfizer, and on February 6, 2013, an IPO of Zoetis was completed, pursuant to which we sold 99.015 million shares of Zoetis, which represented approximately 19.8% of the total outstanding Zoetis shares. For additional information, see Note 19A. Subsequent Events: Zoetis Debt Offering and Initial Public Offering.

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé and recognized a gain related to the sale of this business in Gain/(loss) on sale of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2012. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for all periods presented. In addition, in the consolidated balance sheet as of December 31, 2011, the assets and liabilities associated with this business are classified as Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, as appropriate. For additional information, see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures. Prior period amounts have been restated.

On August 1, 2011, we completed the sale of our Capsugel business and recognized a gain related to the sale of this business in Gain/(loss) on sale of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2011. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for the years ended December 31, 2011 and 2010. For additional information, see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

On January 31, 2011, we acquired King Pharmaceuticals, Inc. (King). Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of King, and, in accordance with our domestic and international reporting periods, our consolidated financial statements for the year ended December 31, 2011 reflect approximately 11 months of King’s U.S. operations and approximately 10 months of King’s international operations. For additional information, see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions.

B. Adoption of New Accounting Standards

The provisions of the following new accounting and disclosure standards were adopted as of January 1, 2012:

•	Presentation of comprehensive income in financial statements. As a result of adopting this new standard, we have presented separate Consolidated Statements of Comprehensive Income.

•
An amendment to the guidelines on the measurement and disclosure of fair value that is consistent between U.S. GAAP and International Financial Reporting Standards. The adoption of this new standard did not have a significant impact on our financial statements.

C. Estimates and Assumptions

In preparing the consolidated financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded and disclosed in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our financial statements. For example, in the consolidated statements of income, estimates are used when accounting for deductions from revenues (such as rebates, chargebacks, sales returns and sales allowances), determining the cost of inventory that is sold, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the consolidated balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, investments, inventories, fixed assets and intangible assets (including acquired in-process research & development (IPR&D) assets and goodwill), and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, accruals for contingencies, rebates, chargebacks, sales returns and sales allowances, and restructuring reserves, all of which also impact the consolidated statements of income.

Our estimates are often based on complex judgments, probabilities and assumptions that we believe to be reasonable but that can be inherently uncertain and unpredictable. If our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted.
As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. We are subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. We regularly evaluate our estimates and assumptions using historical experience and expectations about the future. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our financial statements on a prospective basis unless they are required to be treated retrospectively under relevant accounting standards. It is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

D. Acquisitions

Our consolidated financial statements include the operations of an acquired business after the completion of the acquisition. We account for acquired businesses using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet. Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. When we acquire net assets that do not constitute a business as defined in U.S. GAAP, no goodwill is recognized and acquired IPR&D is expensed.

Contingent consideration in business acquisitions is included as part of the acquisition cost and is recognized at fair value as of the acquisition date. Fair value is generally estimated by using a probability-weighted income approach. Any liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. These changes in fair value are recognized in earnings in Other deductions––net.

Amounts recorded for acquisitions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

E. Fair Value

We are often required to measure certain assets and liabilities at fair value, either upon initial recognition or for subsequent accounting or reporting. For example, we use fair value extensively in the initial recognition of net assets acquired in a business combination and when accounting for and reporting on certain financial instruments. We estimate fair value using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of non-financial assets and, for liabilities, assuming that the risk of non-performance will be the same before and after the transfer.

When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:
•Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

Our fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

•
Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

F. Foreign Currency Translation

For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at exchange rates in effect as of the balance sheet date and we translate functional currency income and expense amounts to their U.S. dollar equivalents at average exchange rates for the period. The U.S. dollar effects that arise from changing translation rates are recorded in Other comprehensive income/(loss). The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other deductions––net. For operations in highly inflationary economies, we translate monetary items at rates in effect as of the balance sheet date, with translation adjustments recorded in Other deductions––net, and we translate non-monetary items at historical rates.

G. Revenues

Revenue Recognition—We record revenues from product sales when the goods are shipped and title passes to the customer. At the time of sale, we also record estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, and product returns. When we cannot reasonably estimate the amount of future product returns and/or other sales deductions, we record revenues when the risk of product return and/or additional sales deductions has been substantially eliminated. We record sales of certain of our vaccines to the U.S. government as part of the Pediatric Vaccine Stockpile program; these rules require that for fixed commitments made by the U.S. government, we record revenues when risk of ownership for the completed product has been passed to the U.S. government. There are no specific performance obligations associated with products sold under this program.

Deductions from Revenues––As is typical in the biopharmaceutical industry, our gross product sales are subject to a variety of deductions that generally are estimated and recorded in the same period that the revenues are recognized and primarily represent rebates and discounts to government agencies, wholesalers, distributors and managed care organizations with respect to our biopharmaceutical products. These deductions represent estimates of the related obligations.

Specifically:

•
In the U.S., we record provisions for pharmaceutical Medicaid, Medicare and performance-based contract rebates based upon our experience ratio of rebates paid and actual prescriptions written during prior quarters. We apply the experience ratio to the respective period’s sales to determine the rebate accrual and related expense. This experience ratio is evaluated regularly to ensure that the historical trends are as current as practicable. In addition, to account for the impacts of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act (together, U.S. Healthcare Legislation), we also consider the increase in minimum rebate and extension of Medicaid prescription drug rebates for drugs dispensed to enrollees. We estimate discounts on branded prescription drug sales to Medicare Part D participants in the Medicare “coverage gap,” also known as the “doughnut hole,” based on historical experience of beneficiary prescriptions and consideration of the utilization that is expected to result from the discount in the coverage gap. We evaluate this estimate regularly to ensure that the historical trends and future expectations are as current as practicable. For performance-based contract rebates, we also consider current contract terms, such as changes in formulary status and discount rates.

•
Outside the U.S., the majority of our pharmaceutical rebates, discounts and price reductions (collectively, sales allowances) are contractual or legislatively mandated and our estimates are based on actual invoiced sales within each period; both of these elements help to reduce the risk of variations in the estimation process. Some European countries base their rebates on the government’s unbudgeted pharmaceutical spending, and we use an estimated allocation factor (based on historical payments) and total revenues by country against our actual invoiced sales to project the expected level of reimbursement. We obtain third-party information that helps us to monitor the adequacy of these accruals.

•
Provisions for pharmaceutical chargebacks (primarily reimbursements to wholesalers for honoring contracted prices to third parties) closely approximate actual as we settle these deductions generally within two to five weeks of incurring the liability.

•
Provisions for pharmaceutical returns are based on a calculation for each market that incorporates the following, as appropriate: local returns policies and practices; returns as a percentage of sales; an understanding of the reasons for past returns; estimated shelf life by product; an estimate of the amount of time between shipment and return or lag time; and any other factors that could impact the estimate of future returns, such as loss of exclusivity, product recalls or a changing competitive environment. Generally, returned products are destroyed, and customers are refunded the sales price in the form of a credit.

•
We record sales incentives as a reduction of revenues at the time the related revenues are recorded or when the incentive is offered, whichever is later. We estimate the cost of our sales incentives based on our historical experience with similar incentives programs.

Our accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates, sales allowances and chargebacks were $3.8 billion as of December 31, 2012, and $4.8 billion as of December 31, 2011, and substantially all are included in Other current liabilities.

Amounts recorded for sales deductions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Taxes collected from customers relating to product sales and remitted to governmental authorities are presented on a net basis; that is, they are excluded from Revenues.

Collaborative Arrangements—Payments to and from our collaboration partners are presented in our consolidated statements of income based on the nature of the arrangement (including its contractual terms), the nature of the payments and applicable accounting guidance. Under co-promotion agreements, we record the amounts received from our partners as alliance revenues, a component of Revenues, when our co-promotion partners are the principal in the transaction and we receive a share of their net sales or profits. Alliance revenues are recorded when our co-promotion partners ship the product and title passes to their customers. The related expenses for selling and marketing these products are included in Selling, informational and administrative expenses. In collaborative arrangements where we manufacture a product for our partner, we record revenues when our partner sells the product and title passes to its customer. All royalty payments to collaboration partners are included in Cost of sales.

H. Cost of Sales and Inventories

We carry inventories at the lower of cost or market. The cost of finished goods, work in process and raw materials is determined using average actual cost. We regularly review our inventories for impairment and reserves are established when necessary.

I. Selling, Informational and Administrative Expenses

Selling, informational and administrative costs are expensed as incurred. Among other things, these expenses include the internal and external costs of marketing, advertising, shipping and handling, information technology and legal defense.

Advertising expenses totaled approximately $2.9 billion in 2012, $3.7 billion in 2011 and $3.8 billion in 2010. Production costs are expensed as incurred and the costs of radio time, television time and space in publications are expensed when the related advertising occurs.

J. Research and Development Expenses

Research and development (R&D) costs are expensed as incurred. These expenses include the costs of our proprietary R&D efforts, as well as costs incurred in connection with certain licensing arrangements. Before a compound receives regulatory approval, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval , we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the asset is determined to have an indefinite life, we amortize the payments on a straight-line basis over the remaining agreement term or the expected product life cycle, whichever is shorter.

K. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

Long-lived assets include:

•	Goodwill—Goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

•
Identifiable intangible assets, less accumulated amortization—These acquired assets are recorded at cost. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Intangible assets associated with IPR&D projects are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

•
Property, plant and equipment, less accumulated depreciation—These assets are recorded at cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction in progress, are depreciated on a straight-line basis over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments.

Specifically:

•
For finite-lived intangible assets, such as Developed Technology Rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•
For indefinite-lived intangible assets, such as Brands and IPR&D assets, when necessary, we determine the fair value of the asset and record an impairment loss, if any, for the excess of book value over fair value. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•
For goodwill, when necessary, we determine the fair value of each reporting unit and compare that value to its book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss, if any, for the excess of the book value of goodwill over the implied fair value.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

L. Restructuring Charges and Certain Acquisition-Related Costs

We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with our cost-reduction and productivity initiatives. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges, as well as certain other costs associated with acquiring and integrating an acquired business. (If the restructuring action results in a change in the estimated useful life of an asset, that incremental impact is classified in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate). Termination costs are a significant component of our restructuring charges and are generally recorded when the actions are probable and estimable. Transaction costs, such as banking, legal, accounting and other costs incurred in connection with a business acquisition are expensed as incurred.

Amounts recorded for restructuring charges and other associated costs can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

M. Cash Equivalents and Statement of Cash Flows

Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased. If items meeting this definition are part of a larger investment pool, we classify them as Short-term investments.

Cash flows associated with financial instruments designated as fair value or cash flow hedges may be included in operating, investing or financing activities, depending on the classification of the items being hedged. Cash flows associated with financial instruments designated as net investment hedges are classified according to the nature of the hedge instrument. Cash flows associated with financial instruments that do not qualify for hedge accounting treatment are classified according to their purpose and accounting nature.

N. Investments and Derivative Financial Instruments

Many, but not all, of our financial instruments are carried at fair value. For example, substantially all of our cash equivalents, short-term investments and long-term investments are classified as available-for-sale securities and are carried at fair value, with changes in unrealized gains and losses, net of tax, reported in Other comprehensive loss (see Note 6. Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests). Derivative financial instruments are carried at fair value in various balance sheet categories (see Note 7A. Financial Instruments: Selected Financial Assets and Liabilities), with changes in fair value reported in current earnings or deferred for qualifying hedging relationships. Virtually all of our valuation measurements for investments and derivative financial instruments are based on the use of quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable.

Realized gains or losses on sales of investments are determined by using the specific identification cost method.

Investments where we have significant influence over the financial and operating policies of the investee are accounted for under the equity method. Under the equity method, we record our share of the investee's income and expenses, in Other deductions—net. The excess of the cost of the investment over our share of the equity of the investee as of the acquisition date is allocated to the identifiable assets of the investee, with any remaining allocated to goodwill. Such investments are initially recorded at cost, which typically does not include amounts of contingent consideration.

We regularly evaluate all of our financial assets for impairment. For investments in debt and equity securities, when a decline in fair value, if any, is determined to be other-than-temporary, an impairment charge is recorded in the statement of income, and a new cost basis in the investment is established.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

O. Deferred Tax Assets and Liabilities and Income Tax Contingencies

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws. We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax-planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information.
Under the benefit recognition model, if our initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more-likely-than-not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the more-likely-than-not standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our consolidated balance sheet with the related tax liability.

Amounts recorded for valuation allowances and income tax contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

P. Pension and Postretirement Benefit Plans

The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans, as well as other postretirement benefit plans, consisting primarily of healthcare and life insurance for retirees. Beginning on January 1, 2011, for employees hired in the U.S. and Puerto Rico after December 31, 2010, we no longer offer a defined benefit plan and, instead, offer an enhanced benefit under our defined contribution plan. On May 8, 2012, we announced to employees that as of January 1, 2018, Pfizer will transition its U.S. and Puerto Rico employees from its defined benefit plans to an enhanced defined contribution savings plan. We recognize the overfunded or underfunded status of each of our defined benefit plans as an asset or liability on our consolidated balance sheet. The obligations are generally measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Our pension and other postretirement obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover and participant mortality. For our pension plans, the obligation may also include assumptions as to future compensation levels. For our other postretirement benefit plans, the obligation may include assumptions as to the expected cost of providing the healthcare and life insurance benefits, as well as the extent to which those costs are shared with the employee or others (such as governmental programs). Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for pension and postretirement benefit plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Q. Legal and Environmental Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business, such as patent litigation, product liability and other product-related litigation, commercial litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. We record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.

Amounts recorded for contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

R. Share-Based Payments

Our compensation programs can include share-based payments. Generally, grants under share-based payment programs are accounted for at fair value and these fair values are generally amortized on a straight-line basis over the vesting terms into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for share-based compensation can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives
Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives

We incur significant costs in connection with acquiring, integrating and restructuring businesses and in connection with our global cost-reduction and productivity initiatives. For example:

•
In connection with acquisition activity, we typically incur costs associated with executing the transactions, integrating the acquired operations (which may include expenditures for consulting and the integration of systems and processes), and restructuring the combined company (which may include charges related to employees, assets and activities that will not continue in the combined company); and

•
In connection with our cost-reduction and productivity initiatives, we typically incur costs and charges associated with site closings and other facility rationalization actions, workforce reductions and the expansion of shared services, including the development of global systems.

All of our businesses and functions may be impacted by these actions, including sales and marketing, manufacturing and research and development, as well as groups such as information technology, shared services and corporate operations. Since the acquisition of Wyeth on October 15, 2009, our cost-reduction initiatives announced on January 26, 2009, but not completed as of December 31, 2009, were incorporated into a comprehensive plan to integrate Wyeth’s operations to generate cost savings and to capture synergies across the combined company. In addition, among our ongoing cost reduction/productivity initiatives, on February 1, 2011, we announced a new productivity initiative to accelerate our strategies to improve innovation and productivity in R&D by prioritizing areas that we believe have the greatest scientific and commercial promise, utilizing appropriate risk/return profiles and focusing on areas that we believe have the highest potential to deliver value in the near term and over time.

The following table provides the components of costs associated with acquisitions and cost-reduction/productivity initiatives:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Transaction costs(a)	$1	$30	$22
Integration costs(b)	405	725	1,001
Restructuring charges:(c)
Employee termination costs	997	1,794	1,062
Asset impairments	328	256	869
Exit costs	149	125	191
Restructuring charges and certain acquisition-related costs	1,880	2,930	3,145
Additional depreciation––asset restructuring recorded in our consolidated statements of income as follows:(d)
Cost of sales	267	555	520
Selling, informational and administrative expenses	20	75	227
Research and development expenses	296	605	34
Total additional depreciation––asset restructuring	583	1,235	781
Implementation costs recorded in our consolidated statements of income as follows:(e)
Cost of sales	31	250	—
Selling, informational and administrative expenses	129	25	—
Research and development expenses	232	72	—
Total implementation costs	392	347	—
Total costs associated with acquisitions and cost-reduction/productivity initiatives	$2,855	$4,512	$3,926

(a)	Transaction costs represent external costs directly related to acquired businesses and primarily include expenditures for banking, legal, accounting and other similar services.

(b)
Integration costs represent external, incremental costs directly related to integrating acquired businesses, and primarily include expenditures for consulting and the integration of systems and processes.

(c)
From the beginning of our cost-reduction and transformation initiatives in 2005 through December 31, 2012, Employee termination costs represent the expected reduction of the workforce by approximately 62,200 employees, mainly in manufacturing, sales and research, of which approximately 51,700 employees have been terminated as of December 31, 2012. In 2012, substantially all employee termination costs represent additional costs with respect to approximately 4,800 employees.

The restructuring charges in 2012 are associated with the following:

•
Primary Care operating segment ($295 million), Specialty Care and Oncology operating segment ($175 million), Established Products and Emerging Markets operating segment ($125 million), Animal Health operating segment ($59 million), Consumer Healthcare operating segment ($45 million), research and development operations ($6 million income), manufacturing operations ($265 million) and Corporate ($516 million).

The restructuring charges in 2011 are associated with the following:

•
Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health operating segment ($45 million), Consumer Healthcare operating segment ($8 million), research and development operations ($490 million), manufacturing operations ($287 million) and Corporate ($422 million).

The restructuring charges in 2010 are associated with the following:

•
Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health operating segment ($34 million), Consumer Healthcare operating segment ($12 million), research and development operations ($297 million), manufacturing operations ($1.1 billion) and Corporate ($350 million).

(d)	Additional depreciation––asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.

(e)	Implementation costs represent external, incremental costs directly related to implementing our non-acquisition-related cost-reduction/productivity initiatives.

The following table provides the components of and changes in our restructuring accruals:
(MILLIONS OF DOLLARS)	Employee Termination Costs	Asset Impairment Charges		Exit Costs	Accrual
Balance, January 1, 2011	$2,149	$—		$101	$2,250
Provision	1,794	256		125	2,175
Utilization and other(a)	(1,518)	(256)	—	(134)	(1,908)
Balance, December 31, 2011(b)	2,425	—		92	2,517
Provision	997	328		149	1,474
Utilization and other(a)	(1,629)	(328)		(84)	(2,041)
Balance, December 31, 2012(c)	$1,793	$—		$157	$1,950

(a)	Includes adjustments for foreign currency translation.

(b)	Included in Other current liabilities ($1.6 billion) and Other noncurrent liabilities ($930 million).

(c)	Included in Other current liabilities ($1.2 billion) and Other noncurrent liabilities ($731 million).

Total restructuring charges incurred from the beginning of our cost-reduction and productivity initiatives in 2005 through December 31, 2012 were $15.6 billion.

The asset impairment charges included in restructuring charges for 2012 primarily relate to assets held for sale and are based on an estimate of fair value, which was determined to be lower than the carrying value of the assets prior to the impairment charge.

The following table provides additional information about the long-lived assets held for sale that were impaired in 2012:
	Fair Value(a)				Year Ended December 31,
					2012
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Long-lived assets(b)	$139	$—	$139	$—	$210

(a)
The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value.

(b)
Reflects property, plant and equipment and other long-lived held-for-sale assets written down to their fair value of $139 million, less costs to sell of $3 million (a net of $136 million), in 2012. The impairment charges of $210 million are included in Restructuring charges and certain acquisition-related costs. Fair value is determined primarily using a market approach, with various inputs, such as recent sales transactions.

Other Deductions-Net	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
Other Deductions-Net
Other Deductions—Net

The following table provides components of Other deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Interest income(a)	$(383)	$(456)	$(400)
Interest expense(a)	1,524	1,681	1,797
Net interest expense	1,141	1,225	1,397
Royalty-related income	(469)	(569)	(579)
Net gain on asset disposals(b)	(52)	(15)	(243)
Certain legal matters, net(c)	2,220	784	1,723
Certain asset impairment charges(d)	927	902	1,790
Costs associated with the separation of Zoetis(e)	125	33	—
Other, net	139	139	(147)
Other deductions––net	$4,031	$2,499	$3,941

(a)
2012 v. 2011––Interest income decreased due to lower average cash balances and lower interest rates earned on investments. Interest expense decreased due to lower debt balances and the effective conversion of some fixed-rate liabilities to floating-rate liabilities. 2011 v. 2010––Interest income increased due to higher cash balances and higher interest rates earned on investments. Interest expense decreased due to lower long- and short-term debt balances and the effective conversion of some fixed-rate liabilities to floating rate liabilities. Capitalized interest expense totaled $41 million in 2012, $50 million in 2011 and $36 million in 2010.

(b)
Net gains include realized gains and losses on sales of available-for-sale securities: in 2012, 2011 and 2010, gross realized gains were $39 million, $79 million and $153 million, respectively. Gross realized losses were $6 million in 2012, $73 million in 2011 and $12 million in 2010. Proceeds, primarily from the sale of available-for-sale securities, were $19 billion in 2012, $10.2 billion in 2011 and $5.3 billion in 2010. In 2010, also includes gains on sales of certain investments and businesses.

(c)
In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)

(d)
In 2012, includes intangible asset impairment charges of $872 million, reflecting (i) $393 million of IPR&D assets, primarily related to compounds that targeted autoimmune and inflammatory diseases (full write-off) and, to a lesser extent, compounds related to pain treatment; (ii) $175 million related to our Consumer Healthcare indefinite-lived brand assets, primarily Robitussin, a cough suppressant; (iii) $279 million related to Developed Technology Rights, a charge comprised of impairments of various products, none of which individually exceeded $45 million; and (iv) $25 million of finite-lived brands. The intangible asset impairment charges for 2012 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, an increased competitive environment, litigation uncertainties regarding intellectual property and declining gross margins. The impairment charges in 2012 are associated with the following: Worldwide Research and Development ($303 million); Consumer Healthcare ($200 million); Primary Care ($135 million); Established Products ($83 million); Specialty Care ($56 million); Emerging Markets ($56 million) and Animal Health ($39 million). In addition, in 2012, also includes charges of approximately $55 million for certain investments. These investment impairment charges reflect the difficult global economic environment.

In 2011, includes intangible asset impairment charges of $851 million, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) $193 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) $183 million related to Developed Technology Rights comprising the impairment of five assets. The intangible asset impairment charges for 2011 reflect, among other things, the impact of new scientific findings and an increased competitive environment. The impairment charges in 2011 are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million) and Animal Health ($17 million). In addition, in 2011, also includes charges of approximately $51 million for certain investments. These investment impairment charges reflect the difficult global economic environment.
In 2010, includes intangible asset impairment charges of $1.8 billion, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $945 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) $292 million of indefinite-lived Brands, primarily related to Robitussin; and (iii) $540 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory time-frames and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges in 2010 are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); and Worldwide Research and Development ($54 million).

(e)
Costs incurred in connection with the initial public offering of a 19.8% ownership stake in Zoetis. Includes expenditures for banking, legal, accounting and similar services. (See Note 19A. Subsequent Events: Zoetis Debt Offering and Initial Public Offering.)

The asset impairment charges included in Other deductions––net in 2012 primarily relate to identifiable intangible assets and are based on estimates of fair value.

The following table provides additional information about the intangible assets that were impaired in 2012:
					Year Ended December 31,
	Fair Value(a)				2012
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––IPR&D(b)	$54	$—	$—	$54	$393
Intangible assets––Other(b)	1,006	—	—	1,006	479
Total	$1,060	$—	$—	$1,060	$872

(a)
The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.     Basis of Presentation and Significant Accounting Policies: Fair Value.

(b)
Reflects intangible assets written down to their estimated fair value of $1.1 billion in 2012. The impairment charges of $872 million are included in Other deductions––net. Fair value is determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted     cash flow method. We start with a forecast of all the expected net cash flows associated with the asset, which includes the application of a terminal value for indefinite-lived assets, and then we apply an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the projections and the impact of technological risk associated with IPR&D assets, as well as the selection of a long-term growth rate; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.

Tax Matters	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Tax Matters
Tax Matters

A. Taxes on Income from Continuing Operations

The following table provides the components of Income from continuing operations before provision for taxes on income:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States	$(4,732)	$(2,210)	$(2,256)
International	16,812	14,514	11,727
Income from continuing operations before provision for taxes on income(a), (b)	$12,080	$12,304	$9,471

(a)
2012 v. 2011––The increase in the domestic loss was primarily due to the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products; certain legal settlements and related charges, primarily associated with Rapamune, Celebrex, hormone-replacement therapy and Chantix; higher costs associated with the separation of Zoetis; and the payment to AstraZeneca to obtain the exclusive global over-the-counter rights to Nexium, partially offset by lower acquisition-related costs. The increase in international income was due to lower purchase accounting costs, lower acquisition-related costs, and lower charges related to cost-reduction and productivity initiatives, partially offset by the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products.

(b)
2011 v. 2010––The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, lower impairment charges, as well as increased revenues from biopharmaceutical products, such as the Prevnar/Prevenar family, Enbrel and Celebrex.

The following table provides the components of Provision for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States
Current income taxes:
Federal	$(752)	$1,349	$(2,790)
State and local	(44)	207	(323)
Deferred income taxes:
Federal	851	364	2,103
State and local	(328)	(240)	8
Total U.S. tax provision/(benefit)	(273)	1,680	(1,002)
International
Current income taxes	2,619	2,046	2,157
Deferred income taxes	216	183	(2)
Total international tax provision	2,835	2,229	2,155
Provision for taxes on income(a), (b), (c), (d)	$2,562	$3,909	$1,153

(a) In 2012, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.2 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $1.1 billion, representing tax and interest, resulting from a multi-year settlement with the IRS with respect to audits of the Pfizer Inc. tax returns for the years 2006 through 2008, and international tax benefits of approximately $310 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•	The non-deductibility of a $336 million fee payable to the federal government as a result of the U.S. Healthcare Legislation;

•	The non-deductibility of the $491 million legal charge associated with Rapamune litigation (see also Note 4. Other Deductions––Net); and

•	The expiration of the U.S. research and development tax credit on December 31, 2011.

(b) In 2011, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
International tax benefits of approximately $267 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities and from the expiration of certain statutes of limitations, and U.S. tax benefits of approximately $80 million, representing tax and interest, resulting from the settlement of certain audits with the IRS; and

•	The non-deductibility of a $248 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.

(c) In 2010, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $2.0 billion, representing tax and interest, resulting from a multi-year audit settlement with the IRS, and international tax benefits of approximately $460 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities, and from the expiration of certain statutes of limitations; and

•
The write-off of approximately $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from the provisions of the U.S. Healthcare Legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012.

(d) In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:
	Year Ended December 31,
	2012	2011	2010
U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations(a), (b), (c)	(3.0)	(3.1)	2.5
Tax settlements and resolution of certain tax positions(d)	(12.0)	(2.8)	(26.3)
U.S. Healthcare Legislation(d)	1.0	0.7	2.8
U.S. research and development tax credit and manufacturing deduction(d)	(0.3)	(0.9)	(2.3)
Certain legal settlements and charges(d)	1.4	—	0.4
Acquired IPR&D	—	—	0.5
Wyeth acquisition-related costs	—	—	0.5
Sales of biopharmaceutical companies	—	0.2	—
All other––net	(0.9)	2.7	(0.9)
Effective tax rate for income from continuing operations	21.2%	31.8%	12.2%

(a)
For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the United States, together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year as tax rates outside the U.S. are generally lower than the U.S. statutory income tax rate, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; and (iii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations for the components of pre-tax income and Provision for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision for taxes on income.

(b) In all periods presented, the reduction in the effective tax rate resulting from the jurisdictional location of earnings is largely due to generally lower tax rates as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico, Ireland and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing and other operations.

(c)
2010––The rate impact in 2010 also includes the adjustments to increase our uncertain tax positions based on tax positions taken during a prior period (see also the reconciliation of our gross unrecognized tax benefits for 2010 in Note 5D. Tax Matters: Tax Contingencies, where substantially all of the prior period increases relate to non-U.S. jurisdictions). Without this impact, the rate impact in 2010 would have been approximately a 2.1% reduction of the U.S. statutory income tax rate.

(d)
For a discussion about tax settlements and resolution of certain tax positions, the impact of U.S. Healthcare Legislation, the U.S. research and development tax credit and the impact of certain legal settlements and charges, see Note 5A. Tax Matters: Taxes on Income from Continuing Operations. We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:
	2012 Deferred Tax		2011 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$1,817	$(119)	$1,659	$(211)
Inventories	330	(198)	324	(52)
Intangible assets	1,649	(14,187)	1,713	(15,301)
Property, plant and equipment	508	(1,485)	226	(1,311)
Employee benefits	5,042	(391)	4,280	(524)
Restructurings and other charges	784	(334)	553	(95)
Legal and product liability reserves	1,888	—	1,812	—
Net operating loss/credit carryforwards	3,439	—	4,381	—
Unremitted earnings(c)	—	(16,042)	—	(11,699)
State and local tax adjustments	385	—	476	—
All other	1,259	(504)	1,105	(121)
	17,101	(33,260)	16,529	(29,314)
Valuation allowances	(1,102)	—	(1,201)	—
Total deferred taxes	$15,999	$(33,260)	$15,328	$(29,314)
Net deferred tax liability(a), (b)		$(17,261)		$(13,986)

(a)
2012 v. 2011––The net deferred tax liability position increased, reflecting an increase in noncurrent deferred tax liabilities related to unremitted earnings, as well as a decrease in deferred tax assets related to net operating loss and credit carryforwards, partially offset by the reduction in noncurrent deferred tax liabilities resulting from the amortization of identifiable intangible assets and the increase in deferred tax assets related to employee benefits.

(b)
In 2012, included in Taxes and other current assets ($3.6 billion), Taxes and other noncurrent assets ($700 million), Other current liabilities ($11 million) and Noncurrent deferred tax liabilities ($21.6 billion). In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($350 million) and Noncurrent deferred tax liabilities ($18.9 billion).

(c)	See Note 5A. Tax Matters: Taxes on Income from Continuing Operations and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

We have carryforwards, primarily related to foreign tax credits, net operating and capital losses and charitable contributions, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2013 to 2032. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

As of December 31, 2012, we have not made a U.S. tax provision on approximately $73.0 billion of unremitted earnings of our international subsidiaries. As these earnings are intended to be indefinitely reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability as of December 31, 2012, is not practicable.
D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire. We treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1O. Basis of Presentation and Significant Accounting Policies: Deferred Tax Assets and Liabilities and Income Tax Contingencies. For a description of the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2012 and 2011, we had approximately $5.0 billion and $6.1 billion, respectively, in net liabilities associated with uncertain tax positions, excluding associated interest:

•
Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2012 and 2011, we had approximately $1.3 billion and $1.2 billion, respectively, in assets associated with uncertain tax positions. In 2012, these amounts were included in Taxes and other noncurrent assets ($887 million) and Noncurrent deferred tax liabilities ($446 million). In 2011, these amounts were included in Taxes and other noncurrent assets.

•
Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:
(MILLIONS OF DOLLARS)	2012	2011	2010
Balance, beginning	$(7,309)	$(6,759)	$(7,657)
Acquisitions(a)	—	(72)	(49)
Divestitures(b)	85	—	—
Increases based on tax positions taken during a prior period(c)	(139)	(502)	(513)
Decreases based on tax positions taken during a prior period(c), (d)	1,442	271	2,384
Decreases based on cash payments for a prior period	647	575	280
Increases based on tax positions taken during the current period(c)	(1,125)	(855)	(1,396)
Impact of foreign exchange	78	(89)	104
Other, net(c), (e)	6	122	88
Balance, ending(f)	$(6,315)	$(7,309)	$(6,759)

(a)	The amount in 2011 primarily relates to the acquisition of King. See also Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions.

(b)	Primarily relates to the sale of our Nutrition business. See also Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

(c)	Primarily included in Provision for taxes on income.

(d)	Primarily related to effectively settling certain issues with the U.S. and foreign tax authorities. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

(e)	Includes decreases as a result of a lapse of applicable statutes of limitations.

(f)
In 2012, included in Income taxes payable ($36 million), Taxes and other current assets ($30 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($231 million) and Other taxes payable ($5.8 billion). In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes payable ($6.0 billion).

•
Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our consolidated statements of income. In 2012, we recorded net interest income of $120 million primarily as a result of settling certain issues with the U.S. and various foreign tax authorities; in 2011, we recorded net interest expense of $203 million; and in 2010, we recorded net interest income of $545 million, primarily as a result of settling certain issues with the U.S. and various foreign tax authorities. Gross accrued interest totaled $766 million as of December 31, 2012 (reflecting a decrease of approximately $63 million as a result of cash payments) and $951 million as of December 31, 2011 (reflecting a decrease of approximately $203 million as a result of cash payments). In 2012, these amounts were included in Taxes and other current assets ($14 million) and Other taxes payable ($752 million). In 2011, these amounts were included in Income taxes payable ($120 million), Taxes and other current assets ($2 million) and Other taxes payable ($829 million). Accrued penalties are not significant. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The United States is one of our major tax jurisdictions and we are regularly audited by the IRS:

•	With respect to Pfizer Inc., tax years 2009-2010 are currently under audit. Tax years 2011-2012 are not under audit. All other tax years are closed.

•	With respect to Wyeth, tax years 2006 through the Wyeth acquisition date (October 15, 2009) are currently under audit. All other tax years are closed.

•
With respect to King, the audit for tax year 2008 has been effectively settled, and for Alpharma Inc. (a subsidiary of King), tax years 2005-2007 have been effectively settled. For King, tax years 2009 through the date of acquisition (January 31, 2011) are open, but not under audit. All other tax years are closed. The open tax years and audits for King and its subsidiaries are not material to Pfizer Inc.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2001-2012), Japan (2007-2012), Europe (2007-2012, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany), Latin America (1998-2012, primarily reflecting Brazil and Mexico) and Puerto Rico (2007-2012).

Any settlements or statutes of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next twelve months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $150 million, as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

E. Taxes on Items of Other Comprehensive Income/(Loss)

The following table provides the components of tax benefit on Other comprehensive loss:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Foreign currency translation adjustments(a)	$110	$(61)	$(165)
Unrealized holding gains/(losses) on derivative financial instruments	246	(207)	(342)
Reclassification adjustments for realized (gains)/losses	(98)	97	215
	148	(110)	(127)
Unrealized holding gains/(losses) on available-for-sale securities	20	(17)	(4)
Reclassification adjustments for realized (gains)/losses	1	—	(18)
	21	(17)	(22)
Benefit plans: Actuarial losses, net	(721)	(993)	(504)
Reclassification adjustments related to amortization	171	99	94
Reclassification adjustments related to curtailments and settlements, net	105	118	98
Other	15	29	82
	(430)	(747)	(230)
Benefit plans: Prior service credits and other	7	41	210
Reclassification adjustments related to amortization	(27)	(27)	(18)
Reclassification adjustments related to curtailments and settlements, net	(51)	(35)	(19)
Other	(3)	(3)	(4)
	(74)	(24)	169
Tax benefit on other comprehensive loss	$(225)	$(959)	$(375)

(a)	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.

Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests
Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests

The following table provides the changes, net of tax, in Accumulated other comprehensive income/(loss):
	Net Unrealized Gain/(Losses)			Benefit Plans
(MILLIONS OF DOLLARS)	Currency Translation Adjustment And Other	Derivative Financial Instruments	Available-For-Sale Securities	Actuarial Gains/(Losses)	Prior Service (Costs)/ Credits And Other	Accumulated Other Comprehensive Income/(Loss)
Balance, January 1, 2010	$3,550	$6	$269	$(3,367)	$94	$552
Other comprehensive income/(loss)(a)	(3,381)	(214)	(112)	(580)	295	(3,992)
Balance, December 31, 2010	169	(208)	157	(3,947)	389	(3,440)
Other comprehensive income/(loss)(a)	775	(153)	(111)	(1,173)	(27)	(689)
Balance, December 31, 2011	944	(361)	46	(5,120)	362	(4,129)
Other comprehensive income/(loss)(a)	(1,121)	273	117	(990)	(103)	(1,824)
Balance, December 31, 2012	$(177)	$(88)	$163	$(6,110)	$259	$(5,953)

(a)	Amounts do not include foreign currency translation adjustments attributable to noncontrolling interests of $7 million loss in 2012, $45 million loss in 2011 and
$5 million income in 2010.

As of December 31, 2012, we estimate that we will reclassify into 2013 income the following pre-tax amounts currently held in Accumulated other comprehensive loss: $4.7 million of the unrealized holding gains on derivative financial instruments; $609 million of actuarial losses related to benefit plan obligations and plan assets and other benefit plan items; and $62 million of prior service credits, primarily related to benefit plan amendments.

Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments [Abstract]
Financial Instruments
Financial Instruments

A. Selected Financial Assets and Liabilities

The following table provides additional information about certain of our financial assets and liabilities:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Selected financial assets measured at fair value on a recurring basis(a)
Trading securities(b)	$142	$154
Available-for-sale debt securities(c)	32,584	29,179
Available-for-sale money market funds(d)	1,727	1,727
Available-for-sale equity securities, excluding money market funds(c)	263	317
Derivative financial instruments in receivable positions:(e)
Interest rate swaps	1,036	1,033
Foreign currency forward-exchange contracts	152	349
Foreign currency swaps	194	17
	36,098	32,776
Other selected financial assets
Held-to-maturity debt securities, carried at amortized cost(c), (f)	1,513	1,587
Private equity securities, carried at equity method or at cost(f), (g)	1,239	1,020
	2,752	2,607
Total selected financial assets	$38,850	$35,383
Financial liabilities measured at fair value on a recurring basis(a)
Derivative financial instruments in a liability position:(h)
Foreign currency swaps	$428	$1,396
Foreign currency forward-exchange contracts	243	355
Interest rate swaps	33	14
	704	1,765
Other financial liabilities(i)
Short-term borrowings, carried at historical proceeds, as adjusted(f)	6,424	4,016
Long-term debt, carried at historical proceeds, as adjusted(j), (k)	31,036	34,926
	37,460	38,942
Total selected financial liabilities	$38,164	$40,707

(a)
We use a market approach in valuing financial instruments on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value. All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except less than 1% that use Level 1 or Level 3 inputs.

(b)	Trading securities are held in trust for legacy business acquisition severance benefits.

(c)	Gross unrealized gains and losses are not significant.

(d)
Includes $408 million as of December 31, 2012 and $357 million as of December 31, 2011 of money market funds held in trust in connection with the asbestos litigation involving Quigley Company, Inc., a wholly owned subsidiary. As of December 31, 2011, this amount includes approximately $625 million of money market funds that were held in escrow to secure certain of Wyeth’s payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin. The amounts held in escrow at December 31, 2011 were released from restriction during 2012 and classified as part of Short-term investments.

(e)
Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $102 million as of December 31, 2012; and foreign currency forward-exchange contracts with fair values of $169 million and interest rate swaps with fair values of $8 million as of December 31, 2011.

(f)
The differences between the estimated fair values and carrying values of held to maturity debt securities, private equity securities at cost and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2012 or December 31, 2011. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities at cost are based on Level 3 inputs, using a market approach.

(g)	Our private equity securities represent investments in the life sciences sector.

(h)
Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $129 million as of December 31, 2012; and foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $123 million as of December 31, 2011.

(i)	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.

(j)	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.

(k)
The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of our general accounting policies associated with developing fair value estimates, see Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value. For a description of the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

The following methods and assumptions were used to estimate the fair value of our financial assets and liabilities:

•	Trading equity securities—quoted market prices.

•	Trading debt securities—observable market interest rates.

•	Available-for-sale debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•	Available-for-sale money market funds—observable Net Asset Value prices.

•	Available-for-sale equity securities, excluding money market funds—third-party pricing services that principally use a composite of observable prices.

•
Derivative financial instruments (assets and liabilities)—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data. Where applicable, these models discount future cash flow amounts using market-based observable inputs, including interest rate yield curves, and forward and spot prices for currencies. The credit risk impact to our derivative financial instruments was not significant.

•	Held-to-maturity debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•	Private equity securities, excluding equity-method investments—application of the implied volatility associated with an observable biotech index to the carrying amount of our portfolio.

•	Short-term borrowings and long-term debt—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and our own credit rating.

We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness. Our procedures can include, for example, referencing other third-party pricing models, monitoring key observable inputs (like LIBOR interest rates) and selectively performing test-comparisons of values with actual sales of financial instruments.

The following table provides the classification of these selected financial assets and liabilities in our consolidated balance sheets:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Assets
Cash and cash equivalents	$1,000	$900
Short-term investments	22,319	23,270
Long-term investments	14,149	9,814
Taxes and other current assets(a)	296	357
Taxes and other noncurrent assets(b)	1,086	1,042
	$38,850	$35,383
Liabilities
Short-term borrowings, including current portion of long-term debt	$6,424	$4,016
Other current liabilities(c)	330	459
Long-term debt	31,036	34,926
Other noncurrent liabilities(d)	374	1,306
	$38,164	$40,707

(a)
As of December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($152 million) and foreign currency swaps ($144 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million).

(b)
As of December 31, 2012, derivative instruments at fair value include interest rate swaps ($1 billion) and foreign currency swaps ($50 million) and, as of December 31, 2011, include interest rate swaps ($1 billion) and foreign currency swaps ($17 million).

(c)
At December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($243 million) and foreign currency swaps ($87 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million).

(d)
At December 31, 2012, derivative instruments at fair value include foreign currency swaps ($341 million) and interest rate swaps ($33 million) and, as of December 31, 2011, include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million).

In addition, we have long-term receivables where the determination of fair value employs discounted future cash flows, using current interest rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. The differences between the estimated fair values and carrying values of these receivables were not significant as of December 31, 2012 or December 31, 2011.

There were no significant impairments of financial assets recognized in any period presented.

B. Investments in Debt Securities

The following table provides the contractual maturities of the available-for-sale and held-to-maturity debt securities:
	Years
		Over 1	Over 5	December 31, 2012
(MILLIONS OF DOLLARS)	Within 1	to 5	to 10	Total
Available-for-sale debt securities
Western European and other government debt(a)	$13,671	$2,084	$—	$15,755
Corporate debt(b)	1,085	4,468	1,741	7,294
Reverse repurchase agreements(c)	2,790	—	—	2,790
Western European, Scandinavian and other government agency debt(a)	2,348	415	—	2,763
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities	—	2,492	43	2,535
U.S. government debt	688	197	—	885
Supranational debt(a)	168	394	—	562
Held-to-maturity debt securities
Certificates of deposit and other	1,240	273	—	1,513
Total debt securities	$21,990	$10,323	$1,784	$34,097

(a)	All issued by above-investment-grade governments, government agencies or supranational entities, as applicable.

(b)	Largely issued by above-investment-grade institutions in the financial services sector.

(c)	Involving U.S. government securities.

C. Short-Term Borrowings

Short-term borrowings include amounts for commercial paper of $2.7 billion as of December 31, 2012 and 2011. The weighted-average effective interest rate on short-term borrowings outstanding was 1.6% as of December 31, 2012 and 0.2% as of December 31, 2011.

D. Long-Term Debt

The following table provides the components of our senior unsecured long-term debt:
		As of December 31,
(MILLIONS OF DOLLARS)	Maturity Date	2012	2011
6.20%(a)	March 2019	$3,327	$3,248
5.35%(a)	March 2015	3,065	3,069
7.20%(a)	March 2039	2,903	2,948
4.75% euro(b)	June 2016	2,638	2,583
5.75% euro(b)	June 2021	2,634	2,581
3.625% euro(b), (c)	June 2013	—	2,392
6.50% U.K. pound(b)	June 2038	2,407	2,306
5.95%	April 2037	2,086	2,088
5.50%	February 2014	1,832	1,893
5.50%(d)	March 2013	—	1,564
4.55% euro	May 2017	1,384	1,325
4.75% euro	December 2014	1,284	1,266
5.50%	February 2016	1,048	1,061
Notes and other debt with a weighted-average interest rate of 6.51%(e)	2021–2036	3,403	3,435
Notes and other debt with a weighted-average interest rate of 5.28%(f)	2014–2018	2,254	2,302
Foreign currency notes and other foreign currency debt with a weighted- average interest rate of 2.48%(g)	2014-2016	771	865
Long-term debt		$31,036	$34,926
Current portion of long-term debt (not included above)		$2,449	$6

(a)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.

(b)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus, in each case, accrued and unpaid interest.

(c)	At December 31, 2012, the note has been reclassified to Current portion of long-term debt.

(d)	At December 31, 2012, the note had been called and is no longer outstanding.

(e)	Contains debt issuances with a weighted-average maturity of approximately 17 years.

(f)	Contains debt issuances with a weighted-average maturity of approximately 4 years.

(g)	Contains debt issuances with a weighted-average maturity of approximately 3 years.

The following table provides the maturity schedule of our Long-term debt outstanding as of December 31, 2012:
(MILLIONS OF DOLLARS)	2014	2015	2016	2017	After 2017	Total
Maturities	$3,922	$3,065	$4,449	$1,907	$17,693	$31,036

E. Derivative Financial Instruments and Hedging Activities

Foreign Exchange Risk

A significant portion of our revenues, earnings and net investments in foreign affiliates is exposed to changes in foreign exchange rates. We seek to manage our foreign exchange risk, in part, through operational means, including managing same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. Depending on market conditions, foreign exchange risk also is managed through the use of derivative financial instruments and foreign currency debt. These financial instruments serve to protect net income and net investments against the impact of the translation into U.S. dollars of certain foreign exchange-denominated transactions. As of December 31, 2012, the aggregate notional amount of foreign exchange derivative financial instruments hedging or offsetting foreign currency exposures is $45.6 billion. The derivative financial instruments primarily hedge or offset exposures in the euro, Japanese yen and U.K. pound. The maximum length of time over which we are hedging future foreign exchange cash flow relates to our $2.4 billion U.K. pound debt maturing in 2038.

All derivative contracts used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings or in Other comprehensive income/(loss), depending on the nature and purpose of the financial instrument (offset or hedge relationship) and the effectiveness of the hedge relationships, as follows:

•
We record in Other comprehensive income/(loss) the effective portion of the gains or losses on foreign currency forward-exchange contracts and foreign currency swaps that are designated as cash flow hedges and reclassify those amounts, as appropriate, into earnings in the same period or periods during which the hedged transaction affects earnings.

•
We recognize the gains and losses on forward-exchange contracts and foreign currency swaps that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

•
We recognize the gain and loss impact on foreign currency swaps designated as hedges of our net investments in earnings in three ways: over time—for the periodic net swap payments; immediately—to the extent of any change in the difference between the foreign exchange spot rate and forward rate; and upon sale or substantial liquidation of our net investments—to the extent of change in the foreign exchange spot rates.

•
We record in Other comprehensive income/(loss) the foreign exchange gains and losses related to foreign exchange-denominated debt designated as a hedge of our net investments in foreign subsidiaries and reclassify those amounts into earnings upon the sale or substantial liquidation of our net investments.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

Interest Rate Risk

Our interest-bearing investments, loans and borrowings are subject to interest rate risk. We seek to invest and loan primarily on a short-term or variable-rate basis; however, in light of current market conditions, we currently borrow primarily on a long-term, fixed-rate basis. From time to time, depending on market conditions, we will change the profile of our outstanding debt by entering into derivative financial instruments like interest rate swaps.

We entered into derivative financial instruments to hedge or offset the fixed interest rates on the hedged item, matching the amount and timing of the hedged item. As of December 31, 2012, the aggregate notional amount of interest rate derivative financial instruments is $11.6 billion. The derivative financial instruments primarily hedge U.S. dollar and euro fixed-rate debt.

All derivative contracts used to manage interest rate risk are measured at fair value and reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings, as follows:

•
We recognize the gains and losses on interest rate swaps that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. We recognize the offsetting earnings impact of fixed-rate debt attributable to the hedged risk also in earnings.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

The following table provides information about the gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk:
	Amount of Gains/(Losses) Recognized in OID(a), (b), (c)		Amount of Gains/(Losses) Recognized in OCL (Effective Portion)(a), (d)		Amount of Gains/(Losses) Reclassified from OCL into OID (Effective Portion)(a), (d)
(MILLIONS OF DOLLARS)	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011
Derivative Financial Instruments in Cash Flow Hedge Relationships:
Foreign currency swaps	$—	$—	$676	$(496)	$257	$(243)

Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign currency swaps	(4)	7	200	(1,059)	—	—

Derivative Financial Instruments Not Designated as Hedges:
Foreign currency forward-exchange contracts	(61)	(260)	—	—	—	—
Foreign currency swaps	(7)	106	—	—	—	—

Non-Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign currency short-term borrowings	—	—	—	940	—	—
Foreign currency long-term debt	—	—	88	(41)	—	—
All other net	7	15	5	(4)	6	4
	$(65)	$(132)	$969	$(660)	$263	$(239)

(a)
OID = Other (income)/deductions—net, included in Other deductions—net in the consolidated statements of income. OCL = Other comprehensive loss, included in the consolidated statements of comprehensive income.

(b)	Also includes gains and losses attributable to the hedged risk in fair value hedge relationships.

(c)	There was no significant ineffectiveness for any period presented.

(d)
Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive loss––Unrealized holding gains/(losses) on derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive loss––foreign currency translation adjustments.

For information about the fair value of our derivative financial instruments, and the impact on our consolidated balance sheets, see Note 7A. Financial Instruments: Selected Financial Assets and Liabilities above. Certain of our derivative instruments are covered by associated credit-support agreements that have credit-risk-related contingent features designed to reduce our counterparties’ exposure to our risk of defaulting on amounts owed. As of December 31, 2012, the aggregate fair value of these derivative instruments that are in a net liability position is $451 million, for which we have posted collateral of $424 million in the normal course of business. These features include the requirement to pay additional collateral in the event of a downgrade in our debt ratings. If there had been a downgrade to below an A rating by S&P or the equivalent rating by Moody’s Investors Service, on December 31, 2012, we would have been required to post an additional $58 million of collateral to our counterparties. The collateral advanced receivables are reported in Cash and cash equivalents.

F. Credit Risk

On an ongoing basis, we review the creditworthiness of counterparties to our foreign exchange and interest rate agreements and do not expect to incur a significant loss from failure of any counterparties to perform under the agreements. There are no significant concentrations of credit risk related to our financial instruments with any individual counterparty. As of December 31, 2012, we had $2.9 billion due from a well-diversified, highly rated group (S&P ratings of mostly A+ or better) of bank counterparties around the world. See Note 7B. Financial Instruments: Investments in Debt Securities above for details about our investments.

In general, there is no requirement for collateral from customers. However, derivative financial instruments are executed under master netting agreements with financial institutions. These agreements contain provisions that provide for the ability for collateral payments, depending on levels of exposure, our credit rating and the credit rating of the counterparty. As of December 31, 2012, we received cash collateral of $660 million against various counterparties. The collateral primarily supports the approximate fair value of our derivative contracts. With respect to the collateral received, which is included in Cash and cash equivalents, the obligations are reported in Short-term borrowings, including current portion of long-term debt.

Inventories	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories
Inventories

The following table provides the components of Inventories:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Finished goods	$2,529	$2,311
Work-in-process	3,794	3,514
Raw materials and supplies	740	785
Inventories	$7,063	$6,610
Noncurrent inventories (not included above)(a)	$761	$800

(a)	Included in Taxes and other noncurrent assets. There are no recoverability issues associated with these amounts.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment
Property, Plant and Equipment

The following table provides the components of Property, plant and equipment:
	Useful Lives	As of December 31,
(MILLIONS OF DOLLARS)	(Years)	2012	2011
Land	—	$597	$737
Buildings	33-50	11,420	12,089
Machinery and equipment	8-20	10,795	10,882
Furniture, fixtures and other	3-12 1/2	3,962	4,235
Construction in progress	—	1,108	1,294
		27,882	29,237
Less: Accumulated depreciation		13,421	13,316
Property, plant and equipment(a)		$14,461	$15,921

(a)	The decrease in total property, plant and equipment is primarily due to depreciation, disposals, impairments and the impact of foreign exchange, partially offset by capital additions.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

A. Goodwill

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	Primary Care		Specialty Care and Oncology	Established Products and Emerging Markets	Other Operating Segments(a)	Total
Balance, January 1, 2011	$6,050	—	$16,659	$18,274	$2,449	$43,432
Additions(b)	129		300	321	55	805
Other(c)	50		138	151	(7)	332
Balance, December 31, 2011	6,229		17,097	18,746	2,497	44,569
Additions(d)	—		—	91	514	605
Other(c)	(77)		(212)	(234)	21	(502)
Balance, December 31, 2012	$6,152		$16,885	$18,603	$3,032	$44,672

(a)	Reflects amounts associated with Animal Health and Consumer Healthcare.

(b)	Primarily reflects the acquisition of King (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

(c)	Primarily reflects the impact of foreign exchange.

(d)	Related to our acquisitions of Ferrosan, Alacer and NextWave (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

As of December 31, 2012 and 2011, the gross goodwill balance was $45.2 billion and $45.1 billion, respectively. Accumulated goodwill impairment losses, generated entirely by our Animal Health operating segment in fiscal 2002, were $536 million as of December 31, 2012 and 2011.

B. Other Intangible Assets

The following table provides the components of Identifiable intangible assets:
	December 31, 2012			December 31, 2011
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights	$73,112	$(37,069)	$36,043	$72,678	$(31,922)	$40,756
Brands	1,873	(781)	1,092	1,678	(687)	991
License agreements and other	1,085	(793)	292	1,048	(577)	471
	76,070	(38,643)	37,427	75,404	(33,186)	42,218
Indefinite-lived intangible assets
Brands	7,828	—	7,828	7,694	—	7,694
In-process research and development	688	—	688	1,200	—	1,200
Trademarks/Tradenames	70	—	70	72	—	72
	8,586	—	8,586	8,966	—	8,966
Identifiable intangible assets(a)	$84,656	$(38,643)	$46,013	$84,370	$(33,186)	$51,184

(a)
The decrease is primarily related to amortization, as well as impairment charges (see Note 4. Other Deductions—Net), partially offset by the assets acquired as part of the acquisitions of NextWave, Ferrosan and Alacer (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

As of December 31, 2012, our identifiable intangible assets are associated with the following, as a percentage of total identifiable intangible assets, less accumulated amortization:

•	Developed Technology Rights: Specialty Care (66%); Established Products (19%); Primary Care (13%); Animal Health (1%); and Oncology (1%);

•	Brands, finite-lived: Consumer Healthcare (64%); Established Products (24%); and Animal Health (12%);

•	Brands, indefinite-lived: Consumer Healthcare (66%); and Established Products (34%); and

•	IPR&D: Worldwide Research and Development (55%); Established Products (20%); Primary Care (12%); Specialty Care (10%); and Animal Health (3%).

There are no percentages for our Emerging Markets business unit as it is a geographic-area unit, not a product-based unit. The carrying value of the assets associated with our Emerging Markets business unit is included within the assets associated with the other four biopharmaceutical business units.

For information about intangible asset impairments, see Note 4. Other Deductions—Net.

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, primarily representing the commercialized products included in our five biopharmaceutical business units. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of developed technology rights are the following (in order of significance): Prevnar 13/Prevenar 13 Infant and Enbrel and, to a lesser extent, Premarin, Prevnar 13/Prevenar 13 Adult, Effexor, Pristiq, Tygacil, BMP-2, Refacto AF and Benefix. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. Most of these assets are associated with our Consumer Healthcare business unit. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of indefinite-lived brands are the following (in order of significance): Advil, Xanax, Centrum and Medrol. The more significant components of finite-lived brands are the following (in order of significance): Depo-Provera, Advil Cold and Sinus and Idoform and Bifiform.

In-Process Research and Development

IPR&D assets represent research and development assets that have not yet received regulatory approval in a major market. The more significant components of IPR&D are a treatment for skin fibrosis and programs for the treatment of staph aureus infections and epilepsy, as well as a vaccine for the prevention of meningitidis serogroup B in adolescents and young adults.

IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated research and development effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of in-process research and development and begin amortization. If the associated research and development effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

Among the IPR&D assets reclassified to Developed Technology rights as a result of being approved in a major market were the following: in 2012, two IPR&D assets with a combined book value of approximately $160 million and, in late 2011, Prevenar 13 for adults age 50 years and older and Vyndaqel (tafamidis meglumine), with a combined book value of approximately $2.3 billion.
For information about impairments of IPR&D assets, see Note 4. Other Deductions––Net.
For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield a successful product. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Amortization

The weighted-average life of both our total finite-lived intangible assets and the largest component, Developed technology rights, is approximately 11 years. Total amortization expense for finite-lived intangible assets was $5.4 billion in 2012, $5.8 billion in 2011 and $5.5 billion in 2010.

The following table provides the annual amortization expense expected for the years 2013 through 2017:
(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017
Amortization expense	$4,804	$4,145	$3,735	$3,488	$3,373

Pension and Postretirement Benefit Plans and Defined Contribution Plans	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension and Postretirement Benefit Plans
Pension and Postretirement Benefit Plans and Defined Contribution Plans

The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans. A qualified plan meets the requirements of certain sections of the Internal Revenue Code, and, generally, contributions to qualified plans are tax deductible. A qualified plan typically provides benefits to a broad group of employees with restrictions on discriminating in favor of highly compensated employees with regard to coverage, benefits and contributions. A supplemental (non-qualified) plan provides additional benefits to certain employees. In addition, we provide medical and life insurance benefits to certain retirees and their eligible dependents through our postretirement plans.

Beginning on January 1, 2011, for employees hired in the U.S. and Puerto Rico after December 31, 2010, we no longer offer a defined benefit plan and, instead, offer an enhanced benefit under our defined eligible contribution plan. In addition to the standard matching contribution by the Company, the enhanced benefit provides an automatic Company contribution for such eligible employees based on age and years of service.

On May 8, 2012, we announced to employees that as of January 1, 2018, Pfizer will transition its U.S. and Puerto Rico employees from its defined benefit plans to an enhanced defined contribution savings plan. As a result of this decision to freeze the U.S. and Puerto Rico defined benefit plans, a curtailment was triggered and we performed a re-measurement of the pension obligations and plan assets in the second quarter of 2012, which had an immaterial impact to the funded status of the plans. For the year ended December 31, 2012, we recorded, among other impacts, a curtailment gain of approximately $59 million in the consolidated statement of income.

A. Components of Net Periodic Benefit Costs and Changes in Other Comprehensive Loss

The following table provides the annual cost and changes in Other comprehensive loss for our benefit plans:
	Year Ended December 31,
	Pension Plans
	U.S. Qualified(a)			U.S. Supplemental (Non-Qualified)(b)			International(c)			Postretirement Plans(d)
(MILLIONS OF DOLLARS)	2012	2011	2010	2012	2011	2010	2012	2011	2010	2012	2011	2010
Service cost(e)	$357	$351	347	$35	$36	28	$215	$243	224	$68	$68	79
Interest cost(e)	697	734	740	62	72	77	406	443	418	182	195	211
Expected return on plan assets(e)	(983)	(871)	(782)	—	—	—	(424)	(437)	(425)	(46)	(35)	(31)
Amortization of:
Actuarial losses(e)	306	145	151	41	36	29	93	86	67	33	17	15
Prior service credits	(10)	(8)	2	(3)	(3)	(2)	(7)	(5)	(4)	(49)	(53)	(38)
Curtailments and settlements––net	83	95	(52)	24	23	1	(9)	—	(3)	(65)	(68)	(23)
Special termination benefits	8	23	73	30	26	180	5	5	6	6	3	19
Net periodic benefit costs	458	469	479	189	190	313	279	335	283	129	127	232
Changes in Other comprehensive loss(f)	461	1,879	260	110	36	117	759	(365)	152	267	421	(183)
Total amount recognized in comprehensive income	$919	$2,348	$739	$299	$226	$430	$1,038	$(30)	$435	$396	$548	$49

(a)
2012 v. 2011––The decrease in net periodic benefit cost for our U.S. qualified plans was primarily driven by (i) higher expected return on plan assets (resulting from contributions made to the plan in 2011 that increased the plan asset base), (ii) lower interest costs, (iii) a decrease in special termination benefits, and (iv) lower curtailments and settlements––net due to the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico largely offset by an increase in the amounts amortized for actuarial losses (resulting from a decrease in the discount rate and lower than expected actual returns in 2011). 2011 v. 2010––The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts.

(b)
2012 v. 2011––The net periodic benefit cost for our U.S. supplemental (non-qualified) pension plans was largely unchanged as the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico was more than offset by higher settlement activity. 2011 v. 2010––The decrease in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives.

(c)
2012 v. 2011––The decrease in net periodic benefit costs for our international pension plans was primarily driven by changes impacting our U.K. plans in 2011 (see (e) below) as well as higher curtailment gains resulting from ongoing restructuring initiatives. 2011 v. 2010––The increase in the international plans’ net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.

(d)
2012 v. 2011––The net periodic benefit cost for our postretirement plans was largely unchanged, as an increase in amounts amortized for actuarial plan losses was partially offset by higher expected return on plan assets. 2011 v. 2010––The decrease in the postretirement plans’ net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010.

(e)
The decrease in service cost in 2012 for our international plans is largely driven by restructuring activities in the U.K. and Ireland. The decrease in interest cost in 2012 and 2011 reflect lower interest rates during the periods. The increase in the expected return on plan assets in 2012 for our U.S. qualified plans is due to a higher plan asset base. The higher amortization of actuarial losses is due larger accumulated actuarial losses resulting from lower interest rates.

(f)	For details, see our Consolidated Statements of Comprehensive Income and Note 6. Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests.

The following table provides the amounts in Accumulated other comprehensive loss expected to be amortized into 2013 net periodic benefit costs:
	Pension Plans
(MILLIONS OF DOLLARS)	U.S. Qualified	U.S. Supplemental (Non-Qualified)	International	Postretirement Plans
Actuarial losses	$(360)	$(54)	$(149)	$(46)
Prior service credits and other	7	2	8	45
Total	$(353)	$(52)	$(141)	$(1)

B. Actuarial Assumptions

The following table provides the weighted-average actuarial assumptions of our benefit plans:
(PERCENTAGES)	2012	2011	2010
Weighted-average assumptions used to determine benefit obligations
Discount rate:
U.S. qualified pension plans	4.3%	5.1%	5.9%
U.S. non-qualified pension plans	3.9%	5.0%	5.8%
International pension plans	3.8%	4.7%	4.8%
Postretirement plans	4.1%	4.8%	5.6%
Rate of compensation increase:
U.S. qualified pension plans	2.7%	3.5%	4.0%
U.S. non-qualified pension plans	2.8%	3.5%	4.0%
International pension plans	3.1%	3.3%	3.5%
Weighted-average assumptions used to determine net periodic benefit cost
Discount rate:
U.S. qualified pension plans	5.1%	5.9%	6.3%
U.S. non-qualified pension plans	5.0%	5.8%	6.2%
International pension plans	4.7%	4.8%	5.1%
Postretirement plans	4.8%	5.6%	6.0%
Expected return on plan assets:
U.S. qualified pension plans	8.5%	8.5%	8.5%
International pension plans	5.9%	6.0%	6.4%
Postretirement plans	8.5%	8.5%	8.5%
Rate of compensation increase:
U.S. qualified pension plans	3.5%	4.0%	4.0%
U.S. non-qualified pension plans	3.5%	4.0%	4.0%
International pension plans	3.3%	3.5%	3.6%

The assumptions above are used to develop the benefit obligations at fiscal year-end and to develop the net periodic benefit cost for the subsequent fiscal year. Therefore, the assumptions used to determine net periodic benefit cost for each year are established at the end of each previous year, while the assumptions used to determine benefit obligations are established at each year-end.

The net periodic benefit cost and the benefit obligations are based on actuarial assumptions that are reviewed on an annual basis. We revise these assumptions based on an annual evaluation of long-term trends, as well as market conditions that may have an impact on the cost of providing retirement benefits.

The expected rates of return on plan assets for our U.S. qualified, international and postretirement plans represent our long-term assessment of return expectations, which we may change based on shifts in economic and financial market conditions. The 2012 expected rates of return for these plans reflect our long-term outlook for a globally diversified portfolio, which is influenced by a combination of return expectations for individual asset classes, actual historical experience and our diversified investment strategy. The historical returns are one of the inputs used to provide context for the development of our expectations for future returns. Using this information, we develop ranges of returns for each asset class and a weighted-average expected return for our targeted portfolio, which includes the impact of portfolio diversification and active portfolio management.

The following table provides the healthcare cost trend rate assumptions for our U.S. postretirement benefit plans:
	2012	2011
Healthcare cost trend rate assumed for next year	7.5%	7.8%
Rate to which the cost trend rate is assumed to decline	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2027	2027

The following table provides the effects as of December 31, 2012 of a one-percentage-point increase or decrease in the healthcare cost trend rate assumed for postretirement benefits:
(MILLIONS OF DOLLARS)	Increase	Decrease
Effect on total service and interest cost components	$17	$(16)
Effect on postretirement benefit obligation	333	(293)

Actuarial and other assumptions for pension and postretirement plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

C .Obligations and Funded Status

The following table provides an analysis of the changes in our benefit obligations, plan assets and funded status of our benefit plans:
	Year Ended December 31,
	Pension Plans
	U.S. Qualified(a)		U.S. Supplemental (Non-Qualified)(b)		International(c)		Postretirement Plans(d)
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Change in benefit obligation (e)

Benefit obligation, beginning	$14,835	$13,035	$1,431	$1,401	$8,891	$8,965	$3,900	$3,582
Service cost	357	351	35	36	215	243	68	68
Interest cost	697	734	62	72	406	443	182	195
Employee contributions	—	—	—	—	9	12	58	45
Plan amendments	—	(73)	—	(9)	(1)	4	(24)	(28)
Changes in actuarial assumptions and other	1,926	1,808	252	111	1,232	(516)	259	300
Foreign exchange impact	—	—	—	—	(80)	304	1	—
Acquisitions	(1)	56	1	—	71	3	—	14
Curtailments	(605)	(97)	(80)	(10)	(101)	(121)	(11)	17
Settlements	(485)	(476)	(121)	(128)	(33)	(56)	—	—
Special termination benefits	8	23	30	26	5	5	6	3
Benefits paid	(464)	(526)	(61)	(68)	(387)	(395)	(274)	(296)
Benefit obligation, ending(e)	16,268	14,835	1,549	1,431	10,227	8,891	4,165	3,900

Change in plan assets
Fair value of plan assets, beginning	12,005	10,596	—	—	6,953	6,542	422	414
Actual gain on plan assets	1,464	398	—	—	668	176	85	9
Company contributions	20	1,969	182	196	383	475	353	250
Employee contributions	—	—	—	—	9	12	58	45
Foreign exchange impact	—	—	—	—	(35)	197	—	—
Acquisitions	—	44	—	—	31	2	—	—
Settlements	(485)	(476)	(121)	(128)	(33)	(56)	—	—
Benefits paid	(464)	(526)	(61)	(68)	(387)	(395)	(274)	(296)
Fair value of plan assets, ending	12,540	12,005	—	—	7,589	6,953	644	422
Funded status—Plan assets less than benefit obligation	$(3,728)	$(2,830)	$(1,549)	$(1,431)	$(2,638)	$(1,938)	$(3,521)	$(3,478)

(a)
The unfavorable change in the funded status of our U.S. qualified plans is primarily due to the decrease in the discount rate, partially offset by the curtailment resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico, and an increase in the actual gain on plan assets.

(b)
Our U.S. supplemental (non-qualified) plans are generally not funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, will be paid from cash generated from operations.

(c)
The unfavorable change in the funded status of our international plans is primarily due to changes in actuarial assumptions, partially offset by an increase in the actual gain on plan assets. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist.

(d)	The funded status of our postretirement plans is largely unchanged as changes in actuarial assumptions were offset by the actual return on plan assets and increased contributions.

(e)
For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation (ABO). The ABO for all of our U.S. qualified pension plans was $15.9 billion in 2012 and $13.8 billion in 2011. The ABO for our U.S. supplemental (non-qualified) pension plans was $1.5 billion in 2012 and $1.2 billion 2011. The ABO for our international pension plans was $9.4 billion in 2012 and $8.3 billion in 2011.

The following table provides information as to how the funded status is recognized in our consolidated balance sheets:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International		Postretirement Plans
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Noncurrent assets(a)	$—	$—	$—	$—	$124	$327	$—	$—
Current liabilities(b)	—	—	(162)	(130)	(47)	(41)	(28)	(134)
Noncurrent liabilities(c)	(3,728)	(2,830)	(1,387)	(1,301)	(2,715)	(2,224)	(3,493)	(3,344)
Funded status	$(3,728)	$(2,830)	$(1,549)	$(1,431)	$(2,638)	$(1,938)	$(3,521)	$(3,478)

(a)	Included primarily in Taxes and other noncurrent assets.

(b)	Included in Accrued compensation and related items.

(c)	Included in Pension benefit obligations and Postretirement benefit obligations, as appropriate.

The following table provides the pre-tax components of amounts recognized in Accumulated other comprehensive loss:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International		Postretirement Plans
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Actuarial losses(a)	$(5,027)	$(4,638)	$(664)	$(566)	$(2,780)	$(2,020)	$(932)	$(759)
Prior service (costs)/credits and other	51	123	14	26	(20)	(21)	374	468
Total	$(4,976)	$(4,515)	$(650)	$(540)	$(2,800)	$(2,041)	$(558)	$(291)

(a)
The actuarial losses primarily represent the impact of changes in discount rates and other assumptions that result in cumulative changes in our projected benefit obligations as well as the cumulative difference between the expected return and actual return on plan assets. These actuarial losses are recognized in Accumulated other comprehensive loss and are amortized into net periodic benefit costs over an average period of 9.8 years for our U.S. qualified plans, an average period of 9.9 years for our U.S. supplemental (non-qualified) plans, an average period of 14.5 years for our international plans and an average period of 11.0 years for our postretirement plans.

The following table provides information related to the funded status of selected benefit plans:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$12,540	$12,005	$—	$—	$2,776	$2,529
Accumulated benefit obligation	15,870	13,799	1,465	1,225	5,056	4,446
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	12,540	12,005	—	—	6,432	2,686
Projected benefit obligation	16,268	14,835	1,549	1,431	9,193	4,951

All of our U.S. plans and substantially all of our international plans were underfunded as of December 31, 2012.

D. Plan Assets

The following table provides the components of plan assets:
		Fair Value(a)				Fair Value(a)
(MILLIONS OF DOLLARS)	As of December 31, 2012	Level 1	Level 2	Level 3	As of December 31, 2011	Level 1	Level 2	Level 3
U.S. qualified pension plans
Cash and cash equivalents	$368	$—	$368	$—	$2,111	$—	$2,111	$—
Equity securities:
Global equity securities	3,536	3,519	17	—	2,522	2,509	12	1
Equity commingled funds	2,215	—	2,215	—	1,794	—	1,794	—
Debt securities:
Fixed income commingled funds	943	—	943	—	870	—	870	—
Government bonds	1,093	—	1,093	—	808	—	805	3
Corporate debt securities	2,414	—	2,411	3	1,971	—	1,966	5
Other investments:
Private equity funds	866	—	—	866	920	—	—	920
Insurance contracts	348	—	348	—	353	—	353	—
Other	757	—	—	757	656	—	—	656
Total	12,540	3,519	7,395	1,626	12,005	2,509	7,911	1,585
International pension plans
Cash and cash equivalents	299	—	299	—	299	—	299	—
Equity securities:
Global equity securities	1,723	1,638	85	—	1,513	1,432	81	—
Equity commingled funds	2,194	—	2,194	—	1,966	—	1,966	—
Debt securities:
Fixed income commingled funds	825	—	825	—	785	—	785	—
Government bonds	914	—	914	—	956	—	956	—
Corporate debt securities	613	—	613	—	536	—	536	—
Other investments:
Private equity funds	110	—	14	96	55	—	4	51
Insurance contracts	465	—	117	348	433	—	67	366
Other	446	—	57	389	410	—	62	348
Total	7,589	1,638	5,118	833	6,953	1,432	4,756	765
U.S. postretirement plans(b)
Cash and cash equivalents	28	—	28	—	19	—	19	—
Equity securities:
Global equity securities	79	79	—	—	24	24	—	—
Equity commingled funds	50	—	50	—	17	—	17	—
Debt securities:
Fixed income commingled funds	20	—	20	—	8	—	8	—
Government bonds	25	—	25	—	8	—	8	—
Corporate debt securities	55	—	55	—	19	—	19	—
Other investments:
Insurance contracts	350	—	350	—	312	—	312	—
Other	37	—	37	—	15	—	15	—
Total	$644	$79	$565	$—	$422	$24	$398	$—

(a)	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value).

(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

The following table provides an analysis of the changes in our more significant investments valued using significant unobservable inputs:
	Year Ended December 31,
	U.S. Qualified Pension Plans				International Pension Plans
	Private Equity Funds		Other		Insurance Contracts		Other
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Fair value, beginning	$920	$899	$656	$465	$366	$366	$348	$214
Actual return on plan assets:
Assets held, ending	4	(246)	61	24	8	8	(14)	(4)
Assets sold during the period	—	55	—	(6)	—	—	5	—
Purchases, sales and settlements, net	(58)	212	40	173	(5)	(12)	50	120
Transfer into/(out of) Level 3	—	—	—	—	(5)	(15)	—	12
Exchange rate changes	—	—	—	—	(16)	19	—	6
Fair value, ending	$866	$920	$757	$656	$348	$366	$389	$348

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of our general accounting policies associated with developing fair value estimates, see Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value. For a description of the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Specifically, the following methods and assumptions were used to estimate the fair value of our pension and postretirement plans’ assets:

•	Cash and cash equivalents, Equity commingled funds, Fixed-income commingled funds––observable prices.

•	Global equity securities—quoted market prices.

•	Government bonds, Corporate debt securities—observable market prices.

•
Other investments—principally unobservable inputs that are significant to the estimation of fair value. These unobservable inputs could include, for example, the investment managers’ assumptions about earnings multiples and future cash flows.

We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness.

The following table provides the long-term target asset allocations ranges and the percentage of the fair value of plan assets for benefit plans:
	As of December 31,
	Target Allocation Percentage	Percentage of Plan Assets
(PERCENTAGES)	2012	2012	2011
U.S. qualified pension plans
Cash and cash equivalents	0-5	2.9%	17.6%
Equity securities	25-50	45.9%	36.0%
Debt securities	30-55	35.5%	30.4%
Real estate and other investments	10-15	15.7%	16.0%
Total	100%	100%	100%
International pension plans
Cash and cash equivalents	0-5	3.9%	4.4%
Equity securities	25-50	51.6%	50.0%
Debt securities	30-55	31.0%	32.7%
Real estate and other investments	10-15	13.5%	12.9%
Total	100%	100%	100.0%
U.S. postretirement plans
Cash and cash equivalents	0-5	4.4%	4.6%
Equity securities	10-35	20.1%	9.7%
Debt securities	5-30	15.5%	8.1%
Real estate, insurance contracts and other investments	55-70	60.0%	77.6%
Total	100%	100%	100%

We utilize long-term asset allocation ranges in the management of our plans’ invested assets. Our long-term return expectations are developed based on a diversified, global investment strategy that takes into account historical experience, as well as the impact of portfolio diversification, active portfolio management, and our view of current and future economic and financial market conditions. As market conditions and other factors change, we may adjust our targets accordingly and our asset allocations may vary from the target allocations.

Our long-term asset allocation ranges reflect our asset class return expectations and tolerance for investment risk within the context of the respective plans’ long-term benefit obligations. These ranges are supported by analysis that incorporates historical and expected returns by asset class, as well as volatilities and correlations across asset classes and our liability profile. This analysis, referred to as an asset-liability analysis, also provides an estimate of expected returns on plan assets, as well as a forecast of potential future asset and liability balances.

The plans’ assets are managed with the objectives of minimizing pension expense and cash contributions over the long term. Asset liability studies are performed periodically in order to support asset allocations.

The investment managers of each separately managed account are permitted to use derivative securities as described in their investment management agreements.

Investment performance is reviewed on a monthly basis in total, as well as by asset class and individual manager, relative to one or more benchmarks. Investment performance and detailed statistical analysis of both investment performance and portfolio holdings are conducted, a large portion of which is presented to senior management on a quarterly basis. Periodic formal meetings are held with each investment manager to review the investments.

E. Cash Flows

It is our practice to fund amounts for our qualified pension plans that are at least sufficient to meet the minimum requirements set forth in applicable employee benefit laws and local tax laws.

The following table provides the expected future cash flow information related to our benefit plans:
	Pension Plans
(MILLIONS OF DOLLARS)	U.S.Qualified	U.S. Supplemental (Non-Qualified)	International	Postretirement Plans
Expected employer contributions:
2013	$—	$162	$343	$257
Expected benefit payments:
2013	$1,115	$162	$444	$295
2014	782	137	400	306
2015	796	116	417	313
2016	812	111	430	321
2017	856	114	442	329
2018–2022	4,595	561	2,396	1,748

The table reflects the total U.S. and international plan benefits projected to be paid from the plans or from our general assets under the current actuarial assumptions used for the calculation of the benefit obligation and, therefore, actual benefit payments may differ from projected benefit payments.
F. Defined Contribution Plans

We have savings and investment plans in several countries, including the U.S., U.K., Japan, Spain and the Netherlands. For the U.S. plans, employees may contribute a portion of their salaries and bonuses to the plans, and we match, largely in company stock or company stock units, a portion of the employee contributions. In the U.S., the matching contributions in company stock are sourced through open market purchases. Employees are permitted to subsequently diversify all or any portion of their company matching contribution. The contribution match for certain legacy Pharmacia U.S. participants is held in an employee stock ownership plan. We recorded charges related to our plans of $297 million in 2012, $288 million in 2011 and $259 million in 2010.

Equity	12 Months Ended
Dec. 31, 2012
Equity
Equity

A. Common Stock

We purchase our common stock through privately negotiated transactions or in open market purchases as circumstances and prices warrant. Purchased shares under each of the share-purchase plans, which are authorized by our Board of Directors, are available for general corporate purposes. On December 12, 2011, we announced that the Board of Directors had authorized a $10 billion share-purchase plan (the December 2011 Stock Purchase Plan). On November 1, 2012, we announced that the Board of Directors had authorized an additional $10 billion share-purchase plan, which became effective on November 30, 2012.

In 2012, we purchased approximately 349 million shares of our common stock for approximately $8.2 billion. In 2011, we purchased approximately 459 million shares of our common stock for approximately $9.0 billion. In 2010, we purchased approximately 61 million shares of our common stock for approximately $1 billion. After giving effect to share purchases through year-end 2012, our remaining share-purchase authorization is approximately $11.8 billion at December 31, 2012.
B. Preferred Stock

The Series A convertible perpetual preferred stock is held by an Employee Stock Ownership Plan (Preferred ESOP) Trust and provides dividends at the rate of 6.25%, which are accumulated and paid quarterly. The per-share stated value is $40,300 and the preferred stock ranks senior to our common stock as to dividends and liquidation rights. Each share is convertible, at the holder’s option, into 2,574.87 shares of our common stock with equal voting rights. The conversion option is indexed to our common stock and requires share settlement, and, therefore, is reported at the fair value at the date of issuance. We may redeem the preferred stock at any time or upon termination of the Preferred ESOP, at our option, in cash, in shares of common stock, or a combination of both at a price of $40,300 per share.
C. Employee Stock Ownership Plans

We have two employee stock ownership plans (collectively, the ESOPs), the Preferred ESOP and another that holds common stock of the Company (Common ESOP).

Allocated shares held by the Common ESOP are considered outstanding for the earnings per share (EPS) calculations and the eventual conversion of allocated preferred shares held by the Preferred ESOP is assumed in the diluted EPS calculation. As of December 31, 2012, the Preferred ESOP held preferred shares with a stated value of approximately $39 million, convertible into approximately 2 million shares of our common stock. As of December 31, 2012, the Common ESOP held approximately 3 million shares of our common stock. As of December 31, 2012, all preferred and common shares held by the ESOPs have been allocated to the Pharmacia U.S. and certain Puerto Rico savings plan participants.
D. Employee Benefit Trust

The Pfizer Inc. Employee Benefit Trust (EBT) was established in 1999 to fund our employee benefit plans through the use of its holdings of Pfizer Inc. stock. Our consolidated balance sheets reflect the fair value of the shares owned by the EBT as a reduction of Equity. Beginning in May 2009, the Company began using the shares held in the EBT to help fund the Company’s matching contribution in the Pfizer Savings Plan.

Share-Based Payments	12 Months Ended
Dec. 31, 2012
Share-Based Payments
Share-Based Payments

Our compensation programs can include share-based payments, in the form of stock options, Restricted Stock Units (RSUs), Portfolio Performance Shares (PPSs), Performance Share Awards (PSAs) and Total Shareholder Return Units (TSRUs).

The Company’s shareholders approved the amendment and restatement of the 2004 Stock Plan at the Annual Meeting of Shareholders held on April 23, 2009. The primary purpose of the amendment was to increase the number of shares of common stock available for grants by 425 million shares. In addition, the amendment provided other changes, including that the number of stock options, Stock Appreciation Rights (SARs) (known as TSRUs) or other performance-based awards that may be granted to any one individual during any 36-month period is limited to 8 million shares, and that RSUs, PPSs, PSAs and restricted stock grants count as 2 shares, while stock options and TSRUs count as 1 share, toward the maximums for the incremental 425 million shares. As of December 31, 2012, 236 million shares were available for award. The 2004 Stock Plan, as amended, is the only Pfizer plan under which equity-based compensation may currently be awarded to executives and other employees.

Although not required to do so, we have used authorized and unissued shares and, to a lesser extent, shares held in our Employee Benefit Trust and treasury stock to satisfy our obligations under these programs.
A. Impact on Net Income

The following table provides the components of share-based compensation expense and the associated tax benefit:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Restricted stock units	$235	$228	$211
Stock options	157	166	150
Total shareholder return units	35	17	28
Performance share awards	35	3	14
Portfolio performance shares	14	—	—
Directors’ compensation and other	5	5	2
Share-based payment expense	481	419	405
Tax benefit for share-based compensation expense	(149)	(139)	(129)
Share-based payment expense, net of tax	$332	$280	$276

Amounts capitalized as part of inventory cost and the impact of modifications under our cost-reduction and productivity initiatives to share-based awards were not significant for any period presented. Generally, the modifications resulted in an acceleration of vesting, either in accordance with plan terms or at management’s discretion.
B. Restricted Stock Units (RSUs)

RSUs are awarded to select employees and, when vested, entitle the holder to receive a specified number of shares of Pfizer common stock, including shares resulting from dividend equivalents paid on such RSUs. For RSUs granted during the periods presented, in virtually all instances, the units vest after three years of continuous service from the grant date.

We measure the value of RSU grants as of the grant date using the closing price of Pfizer common stock. The values determined through this fair value methodology generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

The following table summarizes all RSU activity during 2012:
	Shares (Thousands)	Weighted- Average Grant Date Fair Value Per Share
Nonvested, December 31, 2011	41,940	$17.08
Granted	13,232	21.05
Vested	(15,464)	15.09
Reinvested dividend equivalents	1,585	22.95
Forfeited	(3,433)	19.17
Nonvested, December 31, 2012	37,860	$19.34

The following table provides data related to all RSU activity:
(MILLIONS OF DOLLARS)	Year Ended December 31,
	2012	2011	2010
Total fair value of shares vested	$348	$256	$222
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$258	$264	$230
Weighted-average period over which RSU cost is expected to be recognized (years)	1.2	1.3	1.4

C. Stock Options

Stock options are awarded to select employees and, when vested, entitle the holder to purchase a specified number of shares of Pfizer common stock at a price per share equal to the closing market price of Pfizer common stock on the date of grant.

All eligible employees may receive stock option grants. No stock options were awarded to senior and other key management in any period presented; however, stock options were awarded to certain other employees. In virtually all instances, stock options granted since 2005 vest after three years of continuous service from the grant date and have a contractual term of 10 years. In most cases, stock options must be held for at least 1 year from the grant date before any vesting may occur. In the event of a sale or restructuring, options held by employees are immediately vested and are exercisable for a period from three months to their remaining term, depending on various conditions.

We measure the value of stock option grants as of the grant date using, for virtually all grants, the Black-Scholes-Merton option-pricing model. The values determined through this fair value methodology generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

The following table provides the weighted-average assumptions used in the valuation of stock options:
	Year Ended December 31,
	2012	2011	2010
Expected dividend yield(a)	4.10%	4.14%	4.00%
Risk-free interest rate(b)	1.28%	2.59%	2.87%
Expected stock price volatility(c)	23.78%	25.55%	26.85%
Expected term(d) (years)	6.50	6.25	6.25

(a)	Determined using a constant dividend yield during the expected term of the option.

(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.

(c)	Determined using implied volatility, after consideration of historical volatility.

(d)	Determined using historical exercise and post-vesting termination patterns.

The following table summarizes all stock option activity during 2012:
	Shares (Thousands)	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value(a) (Millions)
Outstanding, December 31, 2011	429,553	$25.31
Granted	57,919	21.04
Exercised	(37,160)	15.98
Forfeited	(6,881)	19.12
Canceled	(60,476)	35.96
Outstanding, December 31, 2012	382,955	$24.00	5.0	$1,230
Vested and expected to vest(b), December 31, 2012	375,102	24.10	4.9	$1,183
Exercisable, December 31, 2012	225,829	$27.32	2.8	$308

(a)	Market price of underlying Pfizer common stock less exercise price.

(b)	The number of options expected to vest takes into account an estimate of expected forfeitures.

The following table summarizes data related to all stock option activity:
	Year Ended/As of December 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	2012	2011	2010
Weighted-average grant date fair value per stock option	$2.79	$3.15	$3.25
Aggregate intrinsic value on exercise	$263	$32	$5
Cash received upon exercise	$568	$153	$16
Tax benefits realized related to exercise	$81	$10	$1
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$148	$177	$178
Weighted-average period over which stock option compensation cost is expected to be recognized (years)	1.2	1.3	1.3

D. Total Shareholder Return Units (TSRUs)

TSRUs are awarded to senior and other key management. The contractual terms for TSRUs were for 5 years for certain awards and for 7 years for the balance of the awards in 2012 and 2011, and for 5 years for all awards in 2010. The target number of shares is determined by reference to the fair value of share-based awards to similar employees in the industry peer group.

We measure the value of TSRU grants as of the grant date using a Monte Carlo simulation model. The values determined through this fair value methodology generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

The weighted-average assumptions used in the valuation of TSRUs follow:
	Year Ended December 31,
	2012	2011	2010
Expected dividend yield(a)	4.10%	4.15%	3.99%
Risk-free interest rate(b)	1.15%	2.51%	2.34%
Expected stock price volatility(c)	23.80%	25.55%	26.76%
Contractual term (years)	5.97	5.95	5.00

(a)	Determined using a constant dividend yield during the expected term of the TSRU.

(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.

(c)	Determined using implied volatility, after consideration of historical volatility.

E. Performance Share Awards (PSAs)

PSAs are awarded to senior and other key management. PSAs vest after three years of continuous service from the grant date. The number of shares paid, if any, including shares resulting from dividend equivalents, depends upon the achievement of predetermined goals related to Pfizer's total share return as compared to an industry peer group, for the three-year performance period from the year of the grant date. The target number of shares is determined by reference to the value of share-based awards to similar employees in the industry peer group.

We measure the value of PSA grants as of the grant date using the intrinsic value method, for which we use the closing price of Pfizer common stock. The values are amortized on a straight-line basis over the probable vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate, and adjusted each reporting period, as necessary, to reflect changes in the price of Pfizer's common stock, changes in management's assessment of the probability that the specified performance criteria will be achieved and/or changes in management's assessment of the probable vesting term.

F. Portfolio Performance Shares (PPSs)

PPSs are awarded to select employees and, when vested, entitle the holder to receive, at the end of the performance period, a number of shares within a possible range of shares of Pfizer common stock, including shares resulting from dividend equivalents paid on such shares. For PPSs granted during the period presented, the awards vest after three years of continuous service from the grant date and the number of shares paid, if any, depends on the achievement of predetermined goals related to Pfizer's long-term product portfolio during a five year performance period from the year of the grant date. The target number of shares is determined by reference to competitive survey data.

We measure the value of PPS grants as of the grant date using the intrinsic value method, for which we use the closing price of Pfizer common stock. The values are amortized on a straight-line basis over the probable vesting term into Research and development expenses and adjusted each reporting period, as necessary, to reflect changes in the price of Pfizer's common stock, changes in management's assessment of the probability that the specified performance criteria will be achieved and/or changes in management's assessment of the probable vesting term.

The following table summarizes all PPS activity during 2012, with the shares representing the maximum award that could be achieved:
	Shares (Thousands)	Weighted- Average Intrinsic Value Per Share
Nonvested, December 31, 2011	—	$—
Granted	3,964	21.03
Vested	(2)	22.42
Forfeited	(220)	23.18
Nonvested, December 31, 2012	3,742	$25.08

The following table provides data related to all PPS activity:
(MILLIONS OF DOLLARS)	Year Ended December 31,
	2012	2011	2010
Total fair value of shares vested	$—	$—	$—
Total compensation cost related to nonvested PPS awards not yet recognized, pre-tax	$33	$—	$—
Weighted-average period over which nonvested PPS cost is expected to be recognized (years)	2.2	—	—

Earnings Per Common Share Attributable to Common Shareholders	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share Attributable to Common Shareholders
Earnings Per Common Share Attributable to Common Shareholders

The following table provides the detailed calculation of Earnings per common share:
		Year Ended December 31,
(IN MILLIONS)		2012	2011	2010
EPS Numerator––Basic
Income from continuing operations		$9,518	$8,395	$8,318
Less: Net income attributable to noncontrolling interests		28	40	31
Income from continuing operations attributable to Pfizer Inc.		9,490	8,355	8,287
Less: Preferred stock dividends––net of tax		2	2	2
Income from continuing operations attributable to Pfizer Inc. common shareholders		9,488	8,353	8,285
Discontinued operations––net of tax		5,080	1,654	(30)
Net income attributable to Pfizer Inc. common shareholders		$14,568	$10,007	$8,255
EPS Numerator––Diluted
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions		$9,490	$8,355	$8,287
Discontinued operations––net of tax		5,080	1,654	(30)
Net income attributable to Pfizer Inc. common shareholders and assumed conversions		$14,570	$10,009	$8,257
EPS Denominator
Weighted-average number of common shares outstanding––Basic		7,442	7,817	8,036
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock		66	53	38
Weighted-average number of common shares outstanding––Diluted		7,508	7,870	8,074
Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans(a)	—	177	272	413

(a)
These common stock equivalents were outstanding for the years ended December 31, 2012, 2011 and 2010, but were not included in the computation of diluted EPS for those periods because their inclusion would have had an anti-dilutive effect.

Lease Commitments	12 Months Ended
Dec. 31, 2012
Lease Commitments
Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $335 million in 2012, $380 million in 2011 and $381 million in 2010.

The future minimum rental commitments under non-cancelable operating leases follow:
(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017
Lease commitments	$184	$162	$132	$85	$74	$618

Insurance	12 Months Ended
Dec. 31, 2012
Insurance
Insurance

Our insurance coverage reflects market conditions (including cost and availability) existing at the time it is written, and our decision to obtain insurance coverage or to self-insure varies accordingly. Depending upon the cost and availability of insurance and the nature of the risk involved, the amount of self-insurance may be significant. The cost and availability of coverage have resulted in self-insuring certain exposures, including product liability. If we incur substantial liabilities that are not covered by insurance or substantially exceed insurance coverage and that are in excess of existing accruals, there could be a material adverse effect on our results of operations or cash flows in the period in which the amounts are paid and/or accrued (see Note 17. Commitments and Contingencies).

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business. For a discussion of our tax contingencies, see Notes to Consolidated Financial Statements––Note 5D. Tax Matters: Tax Contingencies.

A. Legal Proceedings

Our non-tax contingencies include, among others, the following:

•
Patent litigation, which typically involves challenges to the coverage and/or validity of our patents on various products, processes or dosage forms. We are the plaintiff in the vast majority of these actions. An adverse outcome in actions in which we are the plaintiff could result in a loss of patent protection for the drug at issue, a significant loss of revenues from that drug and impairments of any associated assets.

•
Product liability and other product-related litigation, which can include personal injury, consumer, off-label promotion, securities-law, antitrust and breach of contract claims, among others, often involves highly complex issues relating to medical causation, label warnings and reliance on those warnings, scientific evidence and findings, actual, provable injury and other matters.

•	Commercial and other matters, which can include merger-related and product-pricing claims and environmental claims and proceedings, can involve complexities that will vary from matter to matter.

•	Government investigations, which often are related to the extensive regulation of pharmaceutical companies by national, state and local government agencies in the U.S. and in other countries.

Certain of these contingencies could result in losses, including damages, fines and/or civil penalties, and/or criminal charges, which could be substantial.

We believe that our claims and defenses in these matters are substantial, but litigation is inherently unpredictable and excessive verdicts do occur. We do not believe that any of these matters will have a material adverse effect on our financial position. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on our results of operations in the period in which the amounts are accrued and/or our cash flows in the period in which the amounts are paid.

We have accrued for losses that are both probable and reasonably estimable. Substantially all of these contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but the assessment process relies heavily on estimates and assumptions that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

Amounts recorded for legal and environmental contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions.

The principal pending matters to which we are a party are discussed below. In determining whether a pending matter is a principal matter, we consider both quantitative and qualitative factors in order to assess materiality, such as, among other things, the amount of damages and the nature of any other relief sought in the proceeding, if such damages and other relief are specified; our view of the merits of the claims and of the strength of our defenses; whether the action purports to be a class action and our view of the likelihood that a class will be certified by the court; the jurisdiction in which the proceeding is pending; any experience that we or, to our knowledge, other companies have had in similar proceedings; whether disclosure of the action would be important to a reader of our financial statements, including whether disclosure might change a reader’s judgment about our financial statements in light of all of the information about the Company that is available to the reader; the potential impact of the proceeding on our reputation; and the extent of public interest in the matter. In addition, with respect to patent matters, we consider, among other things, the financial significance of the product protected by the patent. As a result of considering qualitative factors in our determination of principal matters, there are some matters discussed below with respect to which management believes that the likelihood of possible loss in excess of amounts accrued is remote.

A1. Legal Proceedings––Patent Litigation

Like other pharmaceutical companies, we are involved in numerous suits relating to our patents, including but not limited to those discussed below. Most of the suits involve claims by generic drug manufacturers that patents covering our products, processes or dosage forms are invalid and/or do not cover the product of the generic manufacturer. Also, counterclaims, as well as various independent actions, have been filed claiming that our assertions of, or attempts to enforce, our patent rights with respect to certain products constitute unfair competition and/or violations of antitrust laws. In addition to the challenges to the U.S. patents on a number of our products that are discussed below, we note that the patent rights to certain of our products are being challenged in various other countries.

ACTIONS IN WHICH WE ARE THE PLAINTIFF AND CERTAIN RELATED ACTIONS

Viagra (sildenafil)
In March 2010, we brought a patent-infringement action in the U.S. District Court for the Eastern District of Virginia against Teva Pharmaceuticals USA, Inc. (Teva USA) and Teva Pharmaceutical Industries Ltd. (Teva Pharmaceutical Industries), which had filed an abbreviated new drug application with the U.S. Food and Drug Administration (FDA) seeking approval to market a generic version of Viagra. Teva USA and Teva Pharmaceutical Industries assert the invalidity and non-infringement of the Viagra use patent, which (including the six-month pediatric exclusivity period resulting from the Company’s conduct of clinical studies to evaluate Revatio in the treatment of pediatric patients with pulmonary arterial hypertension; Viagra and Revatio have the same active ingredient, sildenafil) expires in 2020. In August 2011, the court ruled that our Viagra use patent is valid and infringed, thereby preventing Teva USA and Teva Pharmaceutical Industries from receiving FDA approval for a generic version of Viagra and from marketing its generic product in the U.S. before 2020. In September 2011, Teva USA and Teva Pharmaceutical Industries appealed the decision to the U.S. Court of Appeals for the Federal Circuit.

In October 2010, we filed a patent-infringement action with respect to Viagra in the U.S. District Court for the Southern District of New York against Apotex Inc. and Apotex Corp., Mylan Pharmaceuticals Inc. and Mylan Inc., Actavis, Inc. and Amneal Pharmaceuticals LLC. These generic manufacturers have filed abbreviated new drug applications with the FDA seeking approval to market their generic versions of Viagra. They assert the invalidity and non-infringement of the Viagra use patent.

In May and June 2011, respectively, Watson Laboratories Inc. (Watson) and Hetero Labs Limited (Hetero) notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market their generic versions of Viagra. Each asserts the invalidity and non-infringement of the Viagra use patent. In June and July 2011, respectively, we filed actions against Watson and Hetero in the U.S. District Court for the Southern District of New York asserting the validity and infringement of the use patent.

Sutent (sunitinib malate)
In May 2010, Mylan Pharmaceuticals Inc. notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Sutent and challenging on various grounds the Sutent basic patent, which expires in 2021, and two other patents, which expire in 2020 and 2021. In June 2010, we filed suit against Mylan Pharmaceuticals Inc. in the U.S. District Court for the District of Delaware asserting the infringement of those three patents.

Lyrica (pregabalin)
Beginning in March 2009, several generic manufacturers notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Lyrica capsules and, in the case of one generic manufacturer, Lyrica oral solution. Each of the generic manufacturers is challenging one or more of three patents for Lyrica: the basic patent, which expires in 2018, and two other patents, which expire in 2013 and 2018. Each of the generic manufacturers asserts the invalidity and/or the non-infringement of the patents subject to challenge. Beginning in April 2009, we filed actions against these generic manufacturers in the U.S. District Court for the District of Delaware asserting the infringement and validity of our patents for Lyrica. All of these cases were consolidated in the District of Delaware. In July 2012, the court held that all three patents are valid and infringed, thereby preventing the generic manufacturers from obtaining final FDA approval for their generic versions of Lyrica and from marketing those products in the U.S. prior to the expiration of the three patents. In August 2012, the generic manufacturers appealed the decision to the U.S. Court of Appeals for the Federal Circuit.

In November 2010, Novel Laboratories, Inc. (Novel) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lyrica oral solution and asserting the invalidity and/or non-infringement of our three patents for Lyrica referred to above. In January 2011, we filed an action against Novel in the U.S. District Court for the District of Delaware asserting the validity and infringement of all three patents.

Apotex Inc. notified us, in May and June 2011, respectively, that it had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Lyrica oral solution and Lyrica capsules. Apotex Inc. asserts the invalidity and non-infringement of the basic patent, as well as the seizure patent that expires in 2013. In July 2011, we filed an action against Apotex Inc. in the U.S. District Court for the District of Delaware asserting the validity and infringement of the challenged patents in connection with both of the abbreviated new drug applications.

In October 2011, Alembic Pharmaceuticals Limited (Alembic) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lyrica capsules and asserting the invalidity of the basic patent. In December 2011, we filed an action against Alembic in the U.S. District Court for the District of Delaware asserting the validity and infringement of the basic patent.

In December 2012, Wockhardt Limited (Wockhardt) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lyrica oral solution and asserting the invalidity and non-infringement of the basic patent. In January 2013, we filed an action against Wockhardt in the U.S. District Court for the District of Delaware asserting the validity and infringement of the basic patent.

In February 2013, the Canadian Federal Court denied our application to prevent approval of a generic version of Lyrica in Canada, a decision that is not subject to appeal, and shortly thereafter generic versions of Lyrica became available in Canada.

Protonix (pantoprazole sodium)
Wyeth has a license to market Protonix in the U.S. from Nycomed GmbH (Nycomed), which owns the patents relating to Protonix. The basic patent (including the six-month pediatric exclusivity period) for Protonix expired in January 2011.

Following their respective filings of abbreviated new drug applications with the FDA, Teva USA and Teva Pharmaceutical Industries, Sun Pharmaceutical Advanced Research Centre Ltd. and Sun Pharmaceutical Industries Ltd. (collectively, Sun) and KUDCO Ireland, Ltd. (KUDCO Ireland) received final FDA approval to market their generic versions of Protonix 20mg and 40mg delayed-release tablets. Wyeth and Nycomed filed actions against those generic manufacturers in the U.S. District Court for the District of New Jersey, which subsequently were consolidated into a single proceeding, alleging infringement of the basic patent and seeking declaratory and injunctive relief. Following the court's denial of a preliminary injunction sought by Wyeth and Nycomed, Teva USA and Teva Pharmaceutical Industries and Sun launched their generic versions of Protonix tablets at risk in December 2007 and January 2008, respectively. Wyeth launched its own generic version of Protonix tablets in January 2008, and Wyeth and Nycomed filed amended complaints in the pending patent-infringement action seeking compensation for damages resulting from Teva USA’s, Teva Pharmaceutical Industries’ and Sun's at-risk launches.

In April 2010, the jury in the pending patent-infringement action upheld the validity of the basic patent for Protonix. In July 2010, the court upheld the jury verdict, but it did not issue a judgment against Teva USA, Teva Pharmaceutical Industries or Sun because of their other claims relating to the patent that still are pending. Wyeth and Nycomed will continue to pursue all available legal remedies against those generic manufacturers, including compensation for damages resulting from their at-risk launches.

Separately, Wyeth and Nycomed are defendants in purported class actions brought by direct and indirect purchasers of Protonix in the U.S. District Court for the District of New Jersey. Plaintiffs seek damages, on behalf of the respective putative classes, for the alleged violation of antitrust laws in connection with the procurement and enforcement of the patents for Protonix. These purported class actions have been stayed pending resolution of the underlying patent litigation in the U.S. District Court for the District of New Jersey.

Rapamune (sirolimus)
In March 2010, Watson Laboratories Inc. - Florida (Watson Florida) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Rapamune. Watson Florida asserted the invalidity and non-infringement of a method-of-use patent which (including the six-month pediatric exclusivity period) expires in January 2014 and a solid-dosage formulation patent which (including the six-month pediatric exclusivity period) expires in 2018. In April 2010, we filed actions against Watson Florida and three other Watson entities in the U.S. District Courts for the District of Delaware and the Southern District of Florida asserting the infringement of the method-of-use patent. In June 2010, our action in the Southern District of Florida was transferred to the District of Delaware and consolidated with our pending action there. In January 2013, the court ruled that the method-of-use patent is valid and infringed, thereby preventing Watson Florida and the three other Watson entities from marketing a generic version of Rapamune in the U.S. prior to the expiration of that patent, subject to a possible appeal of the decision by Watson Florida and the three other Watson entities.

Tygacil (tigecycline)
In October 2009, Sandoz, Inc., a division of Novartis AG (Sandoz), notified Wyeth that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Tygacil. Sandoz asserts the invalidity and non-infringement of two of Wyeth’s patents relating to Tygacil, including the basic patent, which expires in 2016. In December 2009, Wyeth filed suit against Sandoz in the U.S. District Court for the District of Delaware asserting infringement of the basic patent. In January 2013, this action was settled on terms that are not material to Pfizer.

EpiPen
King Pharmaceuticals, Inc. (King) brought a patent-infringement action against Sandoz in the U.S. District Court for the District of New Jersey in July 2010 as the result of its abbreviated new drug application with the FDA seeking approval to market an epinephrine injectable product. Sandoz is challenging patents, which expire in 2025, covering the next-generation autoinjector for use with epinephrine that is sold under the EpiPen brand name.

Embeda (morphine sulfate/naltrexone hydrochloride extended-release capsules)
In August 2011, Watson Florida notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Embeda extended-release capsules. Watson Florida asserts the invalidity and non-infringement of three formulation patents that expire in 2027. In October 2011, we filed an action against Watson Florida in the U.S. District Court for the District of Delaware asserting the infringement of, and defending against the allegations of the invalidity of, the three formulation patents.

Torisel (temsirolimus)
In December 2011, we brought patent-infringement actions in the U.S. District Court for the District of Delaware against Sandoz and Accord Healthcare, Inc. USA and certain of its affiliates (collectively, Accord) as a result of their abbreviated new drug applications with the FDA seeking approval to market generic versions of Torisel before the expiration of the basic patent in 2014. In May 2012, we brought an action in the same court against Sandoz for infringement of a formulation patent that expires in 2026. In September 2012, our actions against Sandoz and Accord were consolidated in the District of Delaware.

Pristiq (desvenlafaxine)
Beginning in May 2012, several generic manufacturers notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Pristiq. Each of the generic manufacturers asserts the invalidity, unenforceability and/or non-infringement of one or both of two patents for Pristiq that expire in 2022 and in 2027. Beginning in June 2012, we filed actions against these generic manufacturers in the U.S. District Court for the District of Delaware and, in certain instances, also in other jurisdictions asserting the validity, enforceability and infringement of those patents.

ACTION IN WHICH WE WERE THE DEFENDANT

Lipitor (atorvastatin)
In the U.K., while the patent protection for Lipitor expired in November 2011, the exclusivity period was extended by six months to May 6, 2012 by virtue of the pediatric extension to the supplementary protection certificate. In September 2011, Dr. Reddy’s Laboratories (U.K.) Limited filed an action in the High Court of Justice seeking revocation of the six-month pediatric extension and damages resulting from the inability to launch its generic Lipitor product during the pediatric extension period in the U.K. and certain other European Union (EU) markets. The action was based upon the interpretation of the EU Pediatric Medicines Regulation. In December 2012, the court decided in our favor, rejecting Dr. Reddy's claim in its entirety. In January 2013, this action was settled on terms that are not material to Pfizer.

A2. Legal Proceedings––Product Litigation

Like other pharmaceutical companies, we are defendants in numerous cases, including but not limited to those discussed below, related to our pharmaceutical and other products. Plaintiffs in these cases seek damages and other relief on various grounds for alleged personal injury and economic loss.

Asbestos

•	Quigley

Quigley Company, Inc. (Quigley), a wholly owned subsidiary, was acquired by Pfizer in 1968 and sold products containing small amounts of asbestos until the early 1970s. In September 2004, Pfizer and Quigley took steps that were intended to resolve all pending and future claims against Pfizer and Quigley in which the claimants allege personal injury from exposure to Quigley products containing asbestos, silica or mixed dust. We recorded a charge of $369 million pre-tax ($229 million after-tax) in the third quarter of 2004 in connection with these matters.

In September 2004, Quigley filed a petition in the U.S. Bankruptcy Court for the Southern District of New York seeking reorganization under Chapter 11 of the U.S. Bankruptcy Code. In March 2005, Quigley filed a reorganization plan in the Bankruptcy Court that needed the approval of 75% of the voting claimants, as well as the Bankruptcy Court and the U.S. District Court for the Southern District of New York. In connection with that filing, Pfizer entered into settlement agreements with lawyers representing more than 80% of the individuals with claims related to Quigley products against Quigley and Pfizer. The agreements provide for a total of $430 million in payments, of which $215 million became due in December 2005 and has been and is being paid to claimants upon receipt by Pfizer of certain required documentation from each of the claimants. The reorganization plan provided for the establishment of a trust (the Trust) for the evaluation and, as appropriate, payment of all unsettled pending claims, as well as any future claims alleging injury from exposure to Quigley products.

In February 2008, the Bankruptcy Court authorized Quigley to solicit an amended reorganization plan for acceptance by claimants. According to the official report filed with the court by the balloting agent in July 2008, the requisite votes were cast in favor of the amended plan of reorganization.

The Bankruptcy Court held a confirmation hearing with respect to Quigley’s amended plan of reorganization that concluded in December 2009. In September 2010, the Bankruptcy Court declined to confirm the amended reorganization plan. As a result of the foregoing, Pfizer recorded additional charges for this matter of approximately $1.3 billion pre-tax (approximately $800 million after-tax) in 2010. Further, in order to preserve its right to address certain legal issues raised in the court’s opinion, in October 2010, Pfizer filed a notice of appeal and motion for leave to appeal the Bankruptcy Court’s decision denying confirmation.

In March 2011, Pfizer entered into a settlement agreement with a committee (the Ad Hoc Committee) representing approximately 40,000 claimants in the Quigley bankruptcy proceeding (the Ad Hoc Committee claimants). Consistent with the additional charges recorded in 2010 referred to above, the principal provisions of the settlement agreement provide for a settlement payment in two installments and other consideration, as follows:

•
the payment to the Ad Hoc Committee, for the benefit of the Ad Hoc Committee claimants, of a first installment of $500 million upon receipt by Pfizer of releases of asbestos-related claims against Pfizer Inc. from Ad Hoc Committee claimants holding $500 million in the aggregate of claims (Pfizer began paying this first installment in June 2011);

•
the payment to the Ad Hoc Committee, for the benefit of the Ad Hoc Committee claimants, of a second installment of $300 million upon Pfizer’s receipt of releases of asbestos-related claims against Pfizer Inc. from Ad Hoc Committee claimants holding an additional $300 million in the aggregate of claims following the earlier of the effective date of a revised plan of reorganization and April 6, 2013;

•	the payment of the Ad Hoc Committee’s legal fees and expenses incurred in this matter up to a maximum of $19 million (Pfizer began paying these legal fees and expenses in May 2011); and

•
the procurement by Pfizer of insurance for the benefit of certain Ad Hoc Committee claimants to the extent such claimants with non-malignant diseases have a future disease progression to a malignant disease (Pfizer procured this insurance in August 2011).

Following the execution of the settlement agreement with the Ad Hoc Committee, Quigley filed a revised plan of reorganization and accompanying disclosure statement with the Bankruptcy Court in April 2011, which it amended in June 2012. In August 2012, the Bankruptcy Court authorized Quigley to solicit the revised plan of reorganization for acceptance by claimants. The balloting agent's preliminary tabulation report filed with the court reflects that the requisite number of asbestos-related claimants cast votes in favor of the revised plan. A class of claimants holding non-asbestos-related, unsecured claims voted against the revised plan. However, we believe that, under applicable bankruptcy law, the revised plan may be confirmed notwithstanding the vote of the non-asbestos-related claimants.

Under the revised plan, and consistent with the additional charges recorded in 2010 referred to above, we expect to contribute an additional amount to the Trust, if and when the Bankruptcy Court confirms the plan, of cash and non-cash assets (including insurance proceeds) with a value in excess of $550 million. The Bankruptcy Court must find that the revised plan meets the standards of the U.S. Bankruptcy Code before it confirms the plan. We expect that, if approved by claimants, confirmed by the Bankruptcy Court and the District Court and upheld on any subsequent appeal, the revised reorganization plan will result in the District Court entering a permanent injunction directing pending claims, as well as future claims, alleging asbestos-related personal injury from exposure to Quigley products to the Trust, subject to the recent decision of the Second Circuit discussed below. There is no assurance that the plan will be approved by claimants or confirmed by the courts.

In April 2012, the U.S. Court of Appeals for the Second Circuit affirmed a ruling by the U.S. District Court for the Southern District of New York that the Bankruptcy Court’s preliminary injunction in the Quigley bankruptcy proceeding does not prohibit actions directly against Pfizer Inc. for alleged asbestos-related personal injury from exposure to Quigley products based on the “apparent manufacturer” theory of liability under Pennsylvania law. The Second Circuit’s decision is procedural and does not address the merits of the plaintiffs’ claims under Pennsylvania law. After the Second Circuit denied our petition for a rehearing, in September 2012, we filed a petition for certiorari with the U.S. Supreme Court seeking a reversal of the Second Circuit’s decision. In July 2012, the Second Circuit had granted a stay of its decision while the U.S. Supreme Court considers our petition for certiorari.

In a separately negotiated transaction with an insurance company in August 2004, we agreed to a settlement related to certain insurance coverage which provides for payments to an insurance proceeds trust established by Pfizer and Quigley over a ten-year period of amounts totaling $405 million. Most of these insurance proceeds, as well as other payments from insurers that issued policies covering Pfizer and Quigley, would be paid, following confirmation, to the Trust for the benefit of present unsettled and future claimants with claims arising from exposure to Quigley products.

•	Other Matters

Between 1967 and 1982, Warner-Lambert owned American Optical Corporation, which manufactured and sold respiratory protective devices and asbestos safety clothing. In connection with the sale of American Optical in 1982, Warner-Lambert agreed to indemnify the purchaser for certain liabilities, including certain asbestos-related and other claims. As of December 31, 2012, approximately 66,400 claims naming American Optical and numerous other defendants were pending in various federal and state courts seeking damages for alleged personal injury from exposure to asbestos and other allegedly hazardous materials. Warner-Lambert is actively engaged in the defense of, and will continue to explore various means to resolve, these claims.

Warner-Lambert and American Optical brought suit in state court in New Jersey against the insurance carriers that provided coverage for the asbestos and other allegedly hazardous materials claims related to American Optical. A majority of the carriers subsequently agreed to pay for a portion of the costs of defending and resolving those claims. The litigation continues against the carriers who have disputed coverage or how costs should be allocated to their policies, and the court held that Warner-Lambert and American Optical are entitled to payment from each of those carriers of a proportionate share of the costs associated with those claims. Under New Jersey law, a special allocation master was appointed to implement certain aspects of the court’s rulings.

Numerous lawsuits are pending against Pfizer in various federal and state courts seeking damages for alleged personal injury from exposure to products containing asbestos and other allegedly hazardous materials sold by Gibsonburg Lime Products Company (Gibsonburg). Gibsonburg was acquired by Pfizer in the 1960s and sold products containing small amounts of asbestos until the early 1970s.

There also are a small number of lawsuits pending in various federal and state courts seeking damages for alleged exposure to asbestos in facilities owned or formerly owned by Pfizer or its subsidiaries.

Celebrex and Bextra
Beginning in late 2004, actions, including purported class actions, were filed in various federal and state courts against Pfizer, Pharmacia Corporation (Pharmacia) and certain current and former officers, directors and employees of Pfizer and Pharmacia. These actions include (i) purported class actions alleging that Pfizer and certain current and former officers of Pfizer violated federal securities laws by misrepresenting the safety of Celebrex and Bextra, and (ii) purported class actions filed by persons who claim to be participants in the Pfizer or Pharmacia Savings Plan alleging that Pfizer and certain current and former officers, directors and employees of Pfizer or, where applicable, Pharmacia and certain former officers, directors and employees of Pharmacia, violated certain provisions of the Employee Retirement Income Security Act of 1974 (ERISA) by selecting and maintaining Pfizer stock or Pharmacia stock as an investment alternative when it allegedly no longer was a suitable or prudent investment option. In June 2005, the federal securities and ERISA actions were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Pfizer Inc. Securities, Derivative and "ERISA" Litigation MDL-1688) in the U.S. District Court for the Southern District of New York. In the consolidated federal securities action in the Multi-District Litigation, the court in March 2012 certified a class consisting of all persons who purchased or acquired Pfizer stock between October 31, 2000 and October 19, 2005. In November 2012, several institutional investors that had opted out of the certified class filed three, separate, multi-plaintiff actions in the Southern District of New York against the same defendants named in the consolidated class action, asserting allegations substantially similar to those asserted in the consolidated class action.

Various Drugs: Off-Label Promotion Actions
In May 2010, a purported class action was filed in the U.S. District Court for the Southern District of New York against Pfizer and several of our current and former officers. The complaint alleges that the defendants violated federal securities laws by making or causing Pfizer to make false statements, and by failing to disclose or causing Pfizer to fail to disclose material information, concerning the alleged off-label promotion of certain pharmaceutical products, alleged payments to physicians to promote the sale of those products and government investigations related thereto. Plaintiffs seek damages in an unspecified amount. In March 2012, the court certified a class consisting of all persons who purchased Pfizer common stock in the U.S. or on U.S. stock exchanges between January 19, 2006 and January 23, 2009 and were damaged as a result of the decline in the price of Pfizer common stock allegedly attributable to the claimed violations.

Hormone-Replacement Therapy

•	Personal Injury and Economic Loss Actions

Pfizer and certain wholly owned subsidiaries and limited liability companies, including Wyeth and King, along with several other pharmaceutical manufacturers, have been named as defendants in approximately 10,000 actions in various federal and state courts alleging personal injury or economic loss related to the use or purchase of certain estrogen and progestin medications prescribed for women to treat the symptoms of menopause. Although new actions are occasionally filed, the number of new actions was not significant in the fourth quarter of 2012, and we do not expect a substantial change in the rate of new actions being filed. Plaintiffs in these suits allege a variety of personal injuries, including breast cancer, ovarian cancer, stroke and heart disease. Certain co-defendants in some of these actions have asserted indemnification rights against Pfizer and its affiliated companies. The cases against Pfizer and its affiliated companies involve one or more of the following products, all of which remain approved by the FDA: femhrt (which Pfizer divested in 2003); Activella and Vagifem (which are Novo Nordisk products that were marketed by a Pfizer affiliate from 2000 to 2004); Premarin, Prempro, Aygestin, Cycrin and Premphase (which are legacy Wyeth products); and Provera, Ogen, Depo-Estradiol, Estring and generic MPA (which are legacy Pharmacia & Upjohn products). The federal cases have been transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Prempro Products Liability Litigation MDL-1507) in the U.S. District Court for the Eastern District of Arkansas. Certain of the federal cases have been remanded to their respective District Courts for further proceedings including, if necessary, trial.

This litigation consists of individual actions, a few purported statewide class actions and a purported provincewide class action in Quebec, Canada, a statewide class action in California and a nationwide class action in Canada. In March 2011, in an action against Wyeth seeking the refund of the purchase price paid for Wyeth’s hormone-replacement therapy products by individuals in the State of California during the period from January 1995 to January 2003, the U.S. District Court for the Southern District of California certified a class consisting of all individual purchasers of such products in California who actually heard or read Wyeth’s alleged misrepresentations regarding such products. This is the only hormone-replacement therapy action to date against Pfizer and its affiliated companies in the U.S. in which a class has been certified. In addition, in August 2011, in an action against Wyeth seeking damages for personal injury, the Supreme Court of British Columbia certified a class consisting of all women who were prescribed Premplus and/or Premarin in combination with progestin in Canada between January 1, 1997 and December 1, 2003 and who thereafter were diagnosed with breast cancer.

Pfizer and its affiliated companies have prevailed in many of the hormone-replacement therapy actions that have been resolved to date, whether by voluntary dismissal by the plaintiffs, summary judgment, defense verdict or judgment notwithstanding the verdict; a number of these cases have been appealed by the plaintiffs. Certain other hormone-replacement therapy actions have resulted in verdicts for the plaintiffs and have included the award of compensatory and, in some instances, punitive damages; each of these cases has been appealed by Pfizer and/or its affiliated companies. The decisions in a few of the cases that had been appealed by Pfizer and/or its affiliated companies or by the plaintiffs have been upheld by the appellate courts, while several other cases that had been appealed by Pfizer and/or its affiliated companies or by the plaintiffs have been remanded by the appellate courts to their respective trial courts for further proceedings. Trials of additional hormone-replacement therapy actions are underway or scheduled in 2013.

Most of the unresolved actions against Pfizer and/or its affiliated companies have been outstanding for more than five years and could take many more years to resolve. However, opportunistic settlements could occur at any time. The litigation process is time-consuming, as every hormone-replacement action being litigated involves contested issues of medical causation and knowledge of risk. Even though the vast majority of hormone-replacement therapy actions concern breast cancer, the underlying facts (e.g., medical causation, family history, reliance on warnings, physician/patient interaction, analysis of labels, actual, provable injury and other critical factors) can differ significantly from action to action, and the process of discovery has not yet begun for a majority of the unresolved actions. In addition, the hormone-replacement therapy litigation involves fundamental issues of science and medicine that often are uncertain and continue to evolve.

As of February 2013, Pfizer and its affiliated companies had settled, or entered into definitive agreements or agreements-in-principle to settle, approximately 95% of the hormone-replacement therapy actions pending against us and our affiliated companies. Since the inception of this litigation, we have recorded aggregate charges with respect to those actions, as well as with respect to the actions that have resulted in verdicts against us or our affiliated companies, of approximately $1.6 billion. In addition, we have recorded aggregate charges of approximately $100 million that provide for the expected costs to resolve all remaining hormone-replacement therapy actions against Pfizer and its affiliated companies, excluding the class actions and purported class actions referred to above. The approximately $100 million charges are an estimate and, while we cannot reasonably estimate the range of reasonably possible loss in excess of the amounts accrued for these contingencies given the uncertainties inherent in this product liability litigation, as described above, additional charges may be required in the future.

•	Government Inquiries; Action by the State of Nevada

Pfizer and/or its affiliated companies also have received inquiries from various federal and state agencies and officials relating to the marketing of their hormone-replacement products. In November 2008, the State of Nevada filed an action against Pfizer, Pharmacia & Upjohn Company and Wyeth in state court in Nevada alleging that they had engaged in deceptive marketing of their respective hormone-replacement therapy medications in Nevada in violation of the Nevada Deceptive Trade Practices Act. The action seeks monetary relief, including civil penalties and treble damages. In February 2010, the action was dismissed by the court on the grounds that the statute of limitations had expired. In July 2011, the Nevada Supreme Court reversed the dismissal and remanded the case to the district court for further proceedings.

Effexor

•	Personal Injury Actions

A number of individual lawsuits and multi-plaintiff lawsuits have been filed against us and/or our subsidiaries in various federal and state courts alleging personal injury as a result of the purported ingestion of Effexor.

•	Antitrust Actions

Beginning in May 2011, actions, including purported class actions, were filed in various federal courts against Wyeth and, in certain of the actions, affiliates of Wyeth and certain other defendants relating to Effexor XR, which is the extended-release formulation of Effexor. The plaintiffs in each of the class actions seek to represent a class consisting of all persons in the U.S. and its territories who directly purchased, indirectly purchased or reimbursed patients for the purchase of Effexor XR or generic Effexor XR from any of the defendants from June 14, 2008 until the time the defendants’ allegedly unlawful conduct ceased. The plaintiffs in all of the actions allege delay in the launch of generic Effexor XR in the U.S. and its territories, in violation of federal antitrust laws and, in certain of the actions, the antitrust, consumer protection and various other laws of certain states, as the result of Wyeth fraudulently obtaining and improperly listing certain patents for Effexor XR, enforcing certain patents for Effexor XR, and entering into a litigation settlement agreement with a generic manufacturer with respect to Effexor XR. Each of the plaintiffs seeks treble damages (for itself in the individual actions or on behalf of the putative class in the purported class actions) for alleged price overcharges for Effexor XR or generic Effexor XR in the U.S. and its territories since June 14, 2008. All of these actions have been consolidated in the U.S. District Court for the District of New Jersey. In October 2012, the court stayed these actions pending the review by the U.S. Supreme Court of an action, to which the Company is not a party, involving a similar legal issue.

Zoloft
A number of individual lawsuits and multi-plaintiff lawsuits have been filed against us and/or our subsidiaries in various federal and state courts alleging personal injury as a result of the purported ingestion of Zoloft. Among other types of actions, the Zoloft personal injury litigation includes actions alleging a variety of birth defects as a result of the purported ingestion of Zoloft by women during pregnancy. Plaintiffs in these birth-defect actions seek compensatory and punitive damages and the disgorgement of profits resulting from the sale of Zoloft. In April 2012, the federal birth-defect cases were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Zoloft Products Liability Litigation MDL-2342) in the U.S. District Court for the Eastern District of Pennsylvania.

Neurontin

•	Off-Label Promotion Actions in the U.S.

A number of lawsuits, including purported class actions, have been filed against us in various federal and state courts alleging claims arising from the promotion and sale of Neurontin. The plaintiffs in the purported class actions seek to represent nationwide and certain statewide classes consisting of persons, including individuals, health insurers, employee benefit plans and other third-party payers, who purchased or reimbursed patients for the purchase of Neurontin that allegedly was used for indications other than those included in the product labeling approved by the FDA. In 2004, many of the suits pending in federal courts, including individual actions as well as purported class actions, were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Neurontin Marketing, Sales Practices and Product Liability Litigation MDL-1629) in the U.S. District Court for the District of Massachusetts.

In the Multi-District Litigation, in 2009, the court denied the plaintiffs’ renewed motion for certification of a nationwide class of all consumers and third-party payers who allegedly purchased or reimbursed patients for the purchase of Neurontin for off-label uses from 1994 through 2004. In May 2011, the court denied a motion to reconsider its class certification ruling.

In 2010, the Multi-District Litigation court partially granted our motion for summary judgment, dismissing the claims of all of the proposed class representatives for third-party payers and four of the six proposed class representatives for individual consumers. In June 2011, three third-party payer proposed class representatives appealed both the dismissal and the denial of class certification to the U.S. Court of Appeals for the First Circuit.

Also in the Multi-District Litigation, in February 2011, a third-party payer who was not included in the proposed class action appealed a dismissal order to the U.S. Court of Appeals for the First Circuit.

Plaintiffs are seeking certification of statewide classes of Neurontin purchasers in actions pending in California and Illinois. State courts in New York, Pennsylvania, Missouri and New Mexico have declined to certify statewide classes of Neurontin purchasers.

In January 2011, the U.S. District Court for the District of Massachusetts entered an order trebling a jury verdict against us in an action by a third-party payer seeking damages for the alleged off-label promotion of Neurontin in violation of the federal Racketeer Influenced and Corrupt Organizations (RICO) Act. The verdict was for approximately $47.4 million, which was subject to automatic trebling to $142.1 million under the RICO Act. In November 2010, the court had entered a separate verdict against us in the amount of $65.4 million, together with prejudgment interest, under California’s Unfair Trade Practices law relating to the same alleged conduct, which amount is included within and is not additional to the $142.1 million trebled amount of the jury verdict. In August 2011, we appealed the District Court’s judgment to the U.S. Court of Appeals for the First Circuit.

•	Personal Injury Actions in the U.S. and Certain Other Countries

A number of individual lawsuits have been filed against us in various U.S. federal and state courts and in certain other countries alleging suicide, attempted suicide and other personal injuries as a result of the purported ingestion of Neurontin. Certain of the U.S. federal actions have been transferred for consolidated pre-trial proceedings to the same Multi-District Litigation referred to in the first paragraph of the “Neurontin - Off-Label Promotion Actions in the U.S.” section above.

•	Antitrust Action in the U.S.

In January 2011, in a Multi-District Litigation (In re Neurontin Antitrust Litigation MDL-1479) that consolidates four actions, the U.S. District Court for the District of New Jersey certified a nationwide class consisting of wholesalers and other entities who purchased Neurontin directly from Pfizer and Warner-Lambert during the period from December 11, 2002 to August 31, 2008 and who also purchased generic gabapentin after it became available. The complaints allege that Pfizer and Warner-Lambert engaged in anticompetitive conduct in violation of the Sherman Act that included, among other things, submitting patents for listing in the Orange Book and prosecuting and enforcing certain patents relating to Neurontin, as well as engaging in off-label marketing of Neurontin. Plaintiffs seek compensatory damages on behalf of the class, which may be subject to trebling.

Lipitor

•	Whistleblower Action

In 2004, a former employee filed a “whistleblower” action against us in the U.S. District Court for the Eastern District of New York. The complaint remained under seal until September 2007, at which time the U.S. Attorney for the Eastern District of New York declined to intervene in the case. We were served with the complaint in December 2007. Plaintiff alleges off-label promotion of Lipitor in violation of the Federal Civil False Claims Act and the false claims acts of certain states, and he seeks treble damages and civil penalties on behalf of the federal government and the specified states as the result of their purchase, or reimbursement of patients for the purchase, of Lipitor allegedly for such off-label uses. Plaintiff also seeks compensation as a whistleblower under those federal and state statutes. In addition, plaintiff alleges that he was wrongfully terminated, in violation of the anti-retaliation provisions of applicable federal and New York law, and he seeks damages and the reinstatement of his employment. In 2009, the court dismissed without prejudice the off-label promotion claims and, in 2010, plaintiff filed an amended complaint containing off-label promotion allegations that are substantially similar to the allegations in the original complaint. In November 2012, the District Court dismissed the amended complaint. In December 2012, the plaintiff appealed the District Court's decision to the U.S. Court of Appeals for the Second Circuit.

•	Antitrust Actions

Beginning in November 2011, purported class actions relating to Lipitor were filed in various federal courts against Pfizer, certain affiliates of Pfizer, and, in most of the actions, Ranbaxy, among others. The plaintiffs in these various actions seek to represent nationwide, multi-state or statewide classes consisting of persons or entities who directly purchased, indirectly purchased or reimbursed patients for the purchase of Lipitor (or, in certain of the actions, generic Lipitor) from any of the defendants from March 2010 until the cessation of the defendants’ allegedly unlawful conduct (the Class Period). The plaintiffs allege delay in the launch of generic Lipitor, in violation of federal antitrust laws and/or state antitrust, consumer protection and various other laws, resulting from (i) the 2008 agreement pursuant to which Pfizer and Ranbaxy settled certain patent litigation involving Lipitor, and Pfizer granted Ranbaxy a license to sell a generic version of Lipitor in various markets beginning on varying dates, and (ii) in certain of the actions, the procurement and/or enforcement of certain patents for Lipitor. Each of the actions seeks, among other things, treble damages on behalf of the putative class for alleged price overcharges for Lipitor (or, in certain of the actions, generic Lipitor) during the Class Period. In addition, individual actions have been filed against Pfizer, Ranbaxy and certain of their affiliates, among others, that assert claims and seek relief for the plaintiffs that are substantially similar to the claims asserted and the relief sought in the purported class actions described above. These various actions have been consolidated for pre-trial proceedings in a Multi-District Litigation (In re Lipitor Antitrust Litigation MDL-2332) in the U.S. District Court for the District of New Jersey.

Chantix/Champix

•	Actions in the U.S.

A number of individual lawsuits have been filed against us in various federal and state courts alleging suicide, attempted suicide and other personal injuries as a result of the purported ingestion of Chantix, as well as economic loss. Plaintiffs in these actions seek compensatory and punitive damages and the disgorgement of profits resulting from the sale of Chantix. In October 2009, the federal cases were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Chantix (Varenicline) Products Liability Litigation MDL-2092) in the U.S. District Court for the Northern District of Alabama.

In late-November 2012, we began advanced settlement discussions with various law firms that represent the plaintiffs in the majority of these actions as well as persons who have asserted claims but not filed legal actions. As of February 2013, we had settled, or entered into definitive agreements or agreements-in-principle to settle, approximately 80% of the known Chantix claims in the U.S., including actions pending in the MDL and in state courts. In connection with these settlements and settlement agreements and agreements-in-principle, we recorded aggregate charges in 2012 of approximately $273 million. In addition, we recorded aggregate charges in 2012 of approximately $15 million that provide for the expected costs to resolve all remaining Chantix actions in the MDL and in state courts and all other known Chantix claims in the U.S. The approximately $15 million aggregate charges are an estimate, and while we cannot estimate the range of reasonably possible loss in excess of the amounts accrued given the uncertainties inherent in this litigation, as described below, additional charges may be required in the future in connection with certain pending actions and claims and unknown claims relating to Chantix.

The federal Chantix actions were consolidated in the MDL more than three years ago, and the unresolved Chantix federal and state actions and other known, unresolved Chantix claims could take many more years to resolve. However, opportunistic settlements could occur at any time. The litigation process is time-consuming, as every Chantix action being litigated involves contested issues of medical causation and knowledge of risk. Although the vast majority of Chantix actions allege neuropsychiatric injuries, the nature of the alleged injuries varies widely, from completed suicide to attempted suicide resulting in hospitalization to the exacerbation of pre-existing depression or anxiety. In addition to the widely varying types of injuries at issue, the underlying facts (e.g., medical causation; smoking, psychiatric and family history; reliance on warnings; physician/patient interaction; analysis of labels; actual, provable injury; and other critical factors) can differ significantly from action to action, and the process of discovery has not yet begun for a majority of the unresolved actions. In addition, the Chantix litigation involves fundamental issues of science and medicine that often are uncertain and continue to evolve. As a result of the foregoing factors, we are unable to estimate the range of reasonably possible loss in excess of the amounts accrued.

•	Actions in Canada

Beginning in December 2008, purported class actions were filed against us in the Ontario Superior Court of Justice (Toronto Region), the Superior Court of Quebec (District of Montreal), the Court of Queen’s Bench of Alberta, Judicial District of Calgary, and the Superior Court of British Columbia (Vancouver Registry) on behalf of all individuals and third-party payers in Canada who have purchased and ingested Champix or reimbursed patients for the purchase of Champix. Each of these actions asserts claims under Canadian product liability law, including with respect to the safety and efficacy of Champix, and, on behalf of the putative class, seeks monetary relief, including punitive damages. In June 2012, the Ontario Superior Court of Justice certified the Ontario proceeding as a class action, defining the class as consisting of the following: (i) all persons in Canada who ingested Champix during the period from April 2, 2007 to May 31, 2010 and who experienced at least one of a number of specified neuropsychiatric adverse events; (ii) all persons who are entitled to assert claims in respect of Champix pursuant to Canadian legislation as the result of their relationship with a class member; and (iii) all health insurers who are entitled to assert claims in respect of Champix pursuant to Canadian legislation. The Ontario Superior Court of Justice certified the class against Pfizer Canada Inc. only and ruled that the action against Pfizer Inc. should be stayed until after the trial of the issues that are common to the class members. The actions in Quebec, Alberta and British Columbia have been stayed in favor of the Ontario action, which is proceeding on a national basis.

Bapineuzumab
In June 2010, a purported class action was filed in the U.S. District Court for the District of New Jersey against Pfizer, as successor to Wyeth, and several former officers of Wyeth. The complaint alleges that Wyeth and the individual defendants violated federal securities laws by making or causing Wyeth to make false and misleading statements, and by failing to disclose or causing Wyeth to fail to disclose material information, concerning the results of a clinical trial involving bapineuzumab, a product in development for the treatment of Alzheimer’s disease. The plaintiff seeks to represent a class consisting of all persons who purchased Wyeth securities from May 21, 2007 through July 2008 and seeks damages in an unspecified amount on behalf of the putative class. In February 2012, the court granted the defendants’ motion to dismiss the complaint. In March 2012, the plaintiff filed a motion seeking the court’s permission to file an amended complaint. In December 2012, the court granted the plaintiff's motion and, in January 2013, the defendants filed a motion to dismiss the amended complaint.

In July 2010, a related action was filed in the U.S. District Court for the Southern District of New York against Elan Corporation (Elan), certain directors and officers of Elan, and Pfizer, as successor to Wyeth. Elan participated in the development of bapineuzumab until September 2009. The complaint alleges that Elan, Wyeth and the individual defendants violated federal securities laws by making or causing Elan to make false and misleading statements, and by failing to disclose or causing Elan to fail to disclose material information, concerning the results of a clinical trial involving bapineuzumab. The plaintiff seeks to represent a class consisting of all persons who purchased Elan call options from June 17, 2008 through July 29, 2008 and seeks damages in an unspecified amount on behalf of the putative class. In June 2011, the court granted Pfizer’s and Elan’s motions to dismiss the complaint. In July 2011, the plaintiff filed a supplemental memorandum setting forth the bases that the plaintiff believed supported amendment of the complaint. In August 2011, the court dismissed the complaint with prejudice. In February 2013, the U.S. Court of Appeals for the Second Circuit affirmed the District Court's dismissal of the complaint.

Thimerosal
Wyeth is a defendant in a number of suits by or on behalf of vaccine recipients alleging that exposure through vaccines to cumulative doses of thimerosal, a preservative used in certain childhood vaccines formerly manufactured and distributed by Wyeth and other vaccine manufacturers, caused severe neurological damage and/or autism in children. While several suits were filed as purported nationwide or statewide class actions, all of the purported class actions have been dismissed, either by the courts or voluntarily by the plaintiffs. In addition to the suits alleging injury from exposure to thimerosal, certain of the cases were brought by parents in their individual capacities for, among other things, loss of services and loss of consortium of the injured child.

The National Childhood Vaccine Injury Act (the Vaccine Act) requires that persons alleging injury from childhood vaccines first file a petition in the U.S. Court of Federal Claims asserting a vaccine-related injury. At the conclusion of that proceeding, petitioners may bring a lawsuit against the manufacturer in federal or state court, provided that they have satisfied certain procedural requirements. Also under the terms of the Vaccine Act, if a petition has not been adjudicated by the U.S. Court of Federal Claims within a specified time period after filing, the petitioner may opt out of the proceeding and pursue a lawsuit against the manufacturer by following certain procedures. Some of the vaccine recipients who have sued Wyeth to date may not have satisfied the conditions to filing a lawsuit that are mandated by the Vaccine Act. The claims brought by parents for, among other things, loss of services and loss of consortium of the injured child are not covered by the Vaccine Act.

In 2002, the Office of Special Masters of the U.S. Court of Federal Claims established an Omnibus Autism Proceeding with jurisdiction over petitions in which vaccine recipients claim to suffer from autism or autism spectrum disorder as a result of receiving thimerosal-containing childhood vaccines and/or the measles, mumps and rubella (MMR) vaccine. There currently are several thousand petitions pending in the Omnibus Autism Proceeding. Special masters of the court have heard six test cases on petitioners’ theories that either thimerosal-containing vaccines in combination with the MMR vaccine or thimerosal-containing vaccines alone can cause autism or autism spectrum disorder.

•
In February 2009, special masters of the U.S. Court of Federal Claims rejected the three cases brought on the theory that a combination of MMR and thimerosal-containing vaccines caused petitioners’ conditions. After these rulings were affirmed by the U.S. Court of Federal Claims, two of them were appealed by petitioners to the U.S. Court of Appeals for the Federal Circuit. In 2010, the Federal Circuit affirmed the decisions of the special masters in both of these cases.

•
In March 2010, special masters of the U.S. Court of Federal Claims rejected the three additional test cases brought on the theory that thimerosal-containing vaccines alone caused petitioners’ conditions. Petitioners did not seek review by the U.S. Court of Federal Claims of the decisions of the special masters in these latter three test cases, and judgments were entered dismissing the cases in April 2010.

•	Petitioners in each of the six test cases have filed an election to bring a civil action.
Rebif
We have an exclusive collaboration agreement with EMD Serono, Inc. (Serono) to co-promote Rebif, a treatment for multiple sclerosis, in the U.S. In August 2011, Serono filed a complaint in the Philadelphia Court of Common Pleas seeking a declaratory judgment that we are not entitled to a 24-month extension of the Rebif co-promotion agreement, which otherwise would terminate at the end of 2013. We disagree with Serono's interpretation of the agreement and believe that we have the right to extend the agreement to the end of 2015. In October 2011, the court sustained our preliminary objections and dismissed Serono’s complaint, and Serono has appealed the decision to the Superior Court of Pennsylvania.

Various Drugs: Co-Pay Programs
In March 2012, a purported class action was filed against Pfizer in the U.S. District Court for the Southern District of New York. The plaintiffs seek to represent a class consisting of all entities in the U.S. and its territories that have reimbursed patients for the purchase of certain Pfizer drugs for which co-pay programs exist or have existed. The plaintiffs allege that these programs violate the federal RICO Act and federal antitrust law by, among other things, providing an incentive for patients to use certain Pfizer drugs rather than less-expensive competitor products, thereby increasing the payers’ reimbursement costs. The plaintiffs seek treble damages on behalf of the putative class for their excess reimbursement costs allegedly attributable to the co-pay programs as well as an injunction prohibiting us from offering such programs. In July 2012, a substantially similar purported class action was filed against Pfizer in the U.S. District Court for the Southern District of Illinois, which action was stayed in October 2012 pending the outcome of the action in the Southern District of New York. Similar purported class actions have been filed against several other pharmaceutical companies.

A3. Legal Proceedings––Commercial and Other Matters

Average Wholesale Price Litigation
Pfizer, certain of its subsidiaries and other pharmaceutical manufacturers are defendants in actions in various state courts by a number of states, as well as one purported class action by certain employee benefit plans and other third-party payers, alleging that the defendants provided average wholesale price (AWP) information for certain of their products that was higher than the actual average prices at which those products were sold. The AWP is used to determine reimbursement levels under Medicare Part B and Medicaid and in many private-sector insurance policies and medical plans. The plaintiffs claim that the alleged spread between the AWPs at which purchasers were reimbursed and the actual sale prices was promoted by the defendants as an incentive to purchase certain of their products. In addition to suing on their own behalf, some of the plaintiff states seek to recover on behalf of individuals, private-sector insurance companies and medical plans in their states. These various actions allege, among other things, fraud, unfair competition, unfair trade practices and the violation of consumer protection statutes, and seek monetary and other relief, including civil penalties and treble damages.

Monsanto-Related Matters
In 1997, Monsanto Company (Former Monsanto) contributed certain chemical manufacturing operations and facilities to a newly formed corporation, Solutia Inc. (Solutia), and spun off the shares of Solutia. In 2000, Former Monsanto merged with Pharmacia & Upjohn Company to form Pharmacia Corporation (Pharmacia). Pharmacia then transferred its agricultural operations to a newly created subsidiary, named Monsanto Company (New Monsanto), which it spun off in a two-stage process that was completed in 2002. Pharmacia was acquired by Pfizer in 2003 and is now a wholly owned subsidiary of Pfizer.

In connection with its spin-off that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities related to Pharmacia’s former agricultural business. New Monsanto is defending and indemnifying Pharmacia in connection with various claims and litigation arising out of, or related to, the agricultural business.

In connection with its spin-off in 1997, Solutia assumed, and agreed to indemnify Pharmacia for, liabilities related to Former Monsanto's chemical businesses. As the result of its reorganization under Chapter 11 of the U.S. Bankruptcy Code, Solutia’s indemnification obligations related to Former Monsanto’s chemical businesses are limited to sites that Solutia has owned or operated. In addition, in connection with its spinoff that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities primarily related to Former Monsanto's chemical businesses, including, but not limited to, any such liabilities that Solutia assumed. Solutia's and New Monsanto's assumption of and agreement to indemnify Pharmacia for these liabilities apply to pending actions and any future actions related to Former Monsanto's chemical businesses in which Pharmacia is named as a defendant, including, without limitation, actions asserting environmental claims, including alleged exposure to polychlorinated biphenyls. Solutia and New Monsanto are defending and indemnifying Pharmacia in connection with various claims and litigation arising out of, or related to, Former Monsanto’s chemical businesses.

Trade Secrets Action in California
In 2004, Ischemia Research and Education Foundation (IREF) and its chief executive officer brought an action in California Superior Court, Santa Clara County, against a former IREF employee and Pfizer. Plaintiffs allege that defendants conspired to misappropriate certain information from IREF’s allegedly proprietary database in order to assist Pfizer in designing and executing a clinical study of a Pfizer drug. In 2008, the jury returned a verdict for compensatory damages of approximately $38.7 million. In March 2009, the court awarded prejudgment interest, but declined to award punitive damages. In July 2009, the court granted our motion for a new trial and vacated the jury verdict. In February 2013, the trial court's decision was affirmed by the California Court of Appeal, Sixth Appellate District.

Environmental Matters
In 2009, we submitted to the U.S. Environmental Protection Agency (EPA) a corrective measures study report with regard to Pharmacia Corporation's discontinued industrial chemical facility in North Haven, Connecticut and a revised site-wide feasibility study with regard to Wyeth’s discontinued industrial chemical facility in Bound Brook, New Jersey. In September 2010, our corrective measures study report with regard to the North Haven facility was approved by the EPA, and we commenced construction of the site remedy in late 2011 under an Updated Administrative Order on Consent with the EPA. In July 2011, we finalized an Administrative Settlement Agreement and Order on Consent for Removal Action with the EPA with regard to the Bound Brook facility. In May 2012, we completed construction of an interim remedy to address the discharge of impacted groundwater from that facility to the Raritan River. In September 2012, the EPA issued a final remediation plan for the Bound Brook facility's main plant area, which is generally in accordance with one of the remedies evaluated in our revised site-wide feasibility study. The estimated costs of the site remedy for the North Haven facility and the site remediation for the Bound Brook facility are covered by accruals previously taken by us.

We are a party to a number of other proceedings brought under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (CERCLA or Superfund), and other state, local or foreign laws in which the primary relief sought is the cost of past and/or future remediation.

In February 2011, King received notice from the U.S. Department of Justice (DOJ) advising that the EPA has requested that DOJ initiate enforcement action seeking injunctive relief and penalties against King for alleged non-compliance with certain provisions of the federal Clean Air Act at its Bristol, Tennessee manufacturing facility. King has executed a tolling agreement with the DOJ in order to facilitate the possible resolution of this matter. We do not expect that any injunctive relief or penalties that may result from this matter will be material to Pfizer.

In October 2011, we voluntarily disclosed to the EPA potential non-compliance with certain provisions of the federal Clean Air Act at our Barceloneta, Puerto Rico manufacturing facility. We do not expect that any injunctive relief or penalties that may result from our voluntary disclosure will be material to Pfizer. Separately, in October 2012, the EPA issued an administrative complaint and penalty demand of $216,000 to resolve alleged non-compliance with similar provisions of the federal Clean Air Act that the EPA identified as part of its March 2010 inspection of the Barceloneta facility. We have commenced discussions with the EPA seeking to resolve this latter matter.

A4. Legal Proceedings––Government Investigations

Like other pharmaceutical companies, we are subject to extensive regulation by national, state and local government agencies in the U.S. and in the other countries in which we operate. As a result, we have interactions with government agencies on an ongoing basis. It is possible that criminal charges and substantial fines and/or civil penalties could result from government investigations. Among the investigations by government agencies is the matter discussed below.

The DOJ is conducting a civil investigation regarding Wyeth’s practices relating to the pricing for Protonix for Medicaid rebate purposes prior to Wyeth's acquisition by Pfizer. In 2009, the DOJ filed a civil complaint in intervention in two qui tam actions that had been filed under seal in the U.S. District Court for the District of Massachusetts. The complaint alleges that Wyeth’s practices relating to the pricing for Protonix for Medicaid rebate purposes between 2001 and 2006 violated the Federal Civil False Claims Act and federal common law. The two qui tam actions have been unsealed and the complaints include substantially similar allegations. In addition, in 2009, several states and the District of Columbia filed a complaint under the same docket number asserting violations of various state laws based on allegations substantially similar to those set forth in the civil complaint filed by the DOJ. We are exploring with the DOJ various ways to resolve this matter.

A5. Legal Proceedings––Certain Matters Resolved in 2012

As previously reported, during 2012, several matters, including those discussed below, were resolved or were the subject of definitive settlement agreements or settlement agreements-in-principle.

Rapamune
In October 2012, Wyeth entered into an agreement-in-principle with the DOJ to resolve the previously reported civil and criminal investigation with respect to Wyeth's promotional practices relating to Rapamune prior to Wyeth's acquisition by Pfizer. Under the agreement-in-principle, we will pay approximately $257 million to resolve the civil allegations and approximately $234 million to resolve the criminal allegations, and Wyeth will plead guilty to a misdemeanor misbranding offense under the U.S. Federal Food, Drug and Cosmetic Act. The resolution is subject to the execution of final settlement agreements by the parties as well as court approval, which is expected to occur in the coming months. In connection with the agreement-in-principle, we recorded a charge of $491 million, which is not deductible for income tax purposes, in the third quarter of 2012.

Celebrex
Pfizer and several predecessor and affiliated companies, including Monsanto Company (Monsanto), were defendants in an action brought by Brigham Young University (BYU) and a BYU professor in the U.S. District Court for the District of Utah alleging, among other things, breach by Monsanto of a 1991 research agreement with BYU. Plaintiffs claimed that research under that agreement led to the discovery of Celebrex and that, as a result, they were entitled to a share of the profits from Celebrex sales. Plaintiffs sought, among other things, compensatory and punitive damages and equitable relief. On April 28, 2012, the parties reached an agreement-in-principle to settle this action for $450 million, and we recorded a charge in that amount in the first quarter of 2012. In June 2012, the parties entered into a final settlement agreement, and the action was dismissed with prejudice by the court.

B. Guarantees and Indemnifications

In the ordinary course of business and in connection with the sale of assets and businesses, we often indemnify our counterparties against certain liabilities that may arise in connection with the transaction or related to activities prior to the transaction. These indemnifications typically pertain to environmental, tax, employee and/or product-related matters and patent-infringement claims. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we would be required to reimburse the loss. These indemnifications are generally subject to threshold amounts, specified claim periods and other restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of December 31, 2012, recorded amounts for the estimated fair value of these indemnifications are not significant. See also Note 1E. Basis of Presentation and Significant Policies: Fair Value.
C. Purchase Commitments

As of December 31, 2012, we have agreements totaling $3.5 billion to purchase goods and services that are enforceable and legally binding and include amounts relating to advertising, information technology services, employee benefit administration services, and potential milestone payments deemed reasonably likely to occur.

Segment, Geographic and Other Revenue Information	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment, Geographic and Other Revenue Information
Segment, Geographic and Other Revenue Information

A. Segment Information

We manage our operations through five operating segments––Primary Care, Specialty Care and Oncology, Established Products and Emerging Markets, Animal Health, and Consumer Healthcare. (As of the third quarter of 2012, the Animal Health and Consumer Healthcare business units are no longer managed as a single operating segment.) Each operating segment has responsibility for its commercial activities and for certain research and development activities related to in-line products and IPR&D projects that generally have achieved proof-of-concept.

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé and recognized a gain on the sale of this business in Gain/(loss) on sale of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2012. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for all periods presented. See Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

We regularly review our segments and the approach used by management to evaluate performance and allocate resources. Generally, products are transferred to the Established Products unit in the beginning of the fiscal year following loss of patent protection or marketing exclusivity.

Operating Segments

A description of each of our five operating segments follows:

•
Primary Care operating segment––includes revenues and earnings, as defined by management, from human prescription pharmaceutical products primarily prescribed by primary-care physicians, and may include products in the following therapeutic and disease areas: Alzheimer’s disease, cardiovascular (excluding pulmonary arterial hypertension), erectile dysfunction, genitourinary, major depressive disorder, pain, respiratory and smoking cessation. Examples of products in this unit in 2012 include Celebrex, Chantix/Champix, Eliquis, Lipitor (in certain EU countries and in Australia and New Zealand), Lyrica, Premarin, Pristiq and Viagra. All revenues and earnings for such products are allocated to the Primary Care unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

•	Specialty Care and Oncology operating segment––comprises the Specialty Care business unit and the Oncology business unit.

◦
Specialty Care––includes revenues and earnings, as defined by management, from human prescription pharmaceutical products primarily prescribed by physicians who are specialists, and may include products in the following therapeutic and disease areas: anti-infectives, endocrine disorders, hemophilia, inflammation, ophthalmology, pulmonary arterial hypertension, specialty neuroscience and vaccines. Examples of products in this unit in 2012 include BeneFIX, Enbrel, Genotropin, Geodon (outside the U.S.), the Prevnar/Prevenar family, ReFacto AF, Revatio (outside the U.S.), Tygacil, Vfend (outside the U.S. and South Korea), Vyndaqel (outside the U.S.), Xalatan (outside the U.S., Canada and South Korea), Xeljanz (in the U.S.), Xyntha and Zyvox. All revenues and earnings for such products are allocated to the Specialty Care unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

◦
Oncology––includes revenues and earnings, as defined by management, from human prescription pharmaceutical products addressing oncology and oncology-related illnesses. The products in this unit in 2012 include Inlyta, Sutent, Torisel, Xalkori, Mylotarg (in Japan) and Bosulif (in the U.S.). All revenues and earnings for such products are allocated to the Oncology unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

•	Established Products and Emerging Markets operating segment––comprises the Established Products business unit and the Emerging Markets business unit.

◦
Established Products–– includes revenues and earnings, as defined by management, from human prescription pharmaceutical products that have lost patent protection or marketing exclusivity in certain countries and/or regions. Typically, products are transferred to this unit in the beginning of the fiscal year following loss of patent protection or marketing exclusivity. However, in certain situations, products may be transferred to this unit at a different point than the beginning of the fiscal year following loss of patent protection or marketing exclusivity in order to maximize their value. This unit also excludes revenues and earnings generated in Emerging Markets. Examples of products in this unit in 2012 include Arthrotec, Effexor, Lipitor (in the U.S., Canada, South Korea and Japan), Medrol, Norvasc, Protonix, Relpax, Vfend (in the U.S. and South Korea), Xalatan (in the U.S., Canada and South Korea) and Zosyn/Tazocin.

◦
Emerging Markets––includes revenues and earnings, as defined by management, from all human prescription pharmaceutical products sold in Emerging Markets, including Asia (excluding Japan and South Korea), Latin America, the Middle East, Eastern Europe, Africa, Turkey and Central Europe.

•
Animal Health operating segment––includes worldwide revenues and earnings, as defined by management, from products and services to prevent and treat disease in livestock and companion animals, including anti-infectives, vaccines, parasiticides, medicinal feed additives, other pharmaceutical products and other non-pharmaceutical products.

•
Consumer Healthcare operating segment–– includes worldwide revenues and earnings, as defined by management, from non-prescription products in the following therapeutic categories: dietary supplements, pain management, respiratory and personal care. Products marketed by Consumer Healthcare include Advil, Caltrate, Centrum, ChapStick, Emergen-C, Preparation H and Robitussin.

Our chief operating decision maker uses the revenues and earnings of the five operating segments, among other factors, for performance evaluation and resource allocation. For the operating segments that comprise more than one business unit, a single segment manager has responsibility for those business units.

Other Costs and Business Activities

Certain costs are not allocated to our operating segment results, such as costs associated with the following:

•
Worldwide Research and Development (WRD), which is generally responsible for human health research projects until proof-of-concept is achieved and then for transitioning those projects to the appropriate business unit for possible clinical and commercial development. R&D spending may include upfront and milestone payments for intellectual property rights. This organization also has responsibility for certain science-based and other platform-services organizations, which provide technical expertise and other services to the various R&D projects. WRD is also responsible for facilitating all human-health-related regulatory submissions and interactions with regulatory agencies, including all safety-event activities.

•
Pfizer Medical is responsible for external affairs relating to all therapeutic areas, providing Pfizer-related medical information to healthcare providers, patients and other parties, and quality assurance and regulatory compliance activities, which include conducting clinical trial audits and readiness reviews.

•
Corporate, which is responsible for platform functions such as finance, global real estate operations, human resources, legal, compliance, science and technology, worldwide procurement, worldwide public affairs and policy and worldwide technology. These costs also include compensation costs and other miscellaneous operating expenses not charged to our operating segments, as well as interest income and expense.

•
Certain transactions and events such as (i) purchase accounting adjustments, where we incur expenses associated with the amortization of fair value adjustments to inventory, intangible assets and property, plant and equipment; (ii) acquisition-related activities, where we incur costs for restructuring, integration, implementation and executing the transaction; and (iii) certain significant items, which include non-acquisition-related restructuring costs, as well as costs incurred for legal settlements, asset impairments and sales of assets or businesses.

Segment Assets

We manage our assets on a total company basis, not by operating segment, as many of our operating assets are shared (such as our plant network assets) or commingled (such as accounts receivable, as many of our customers are served by multiple operating segments). Therefore, our chief operating decision maker does not regularly review any asset information by operating segment and, accordingly, we do not report asset information by operating segment. Total assets were approximately $186 billion as of December 31, 2012 and approximately $188 billion as of December 31, 2011.

Selected income statement information

The following table provides selected income statement information by reportable segment:
	Revenues			R&D Expenses			Earnings(a)			Depreciation & Amortization(b)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(c)	2010	2012	2011(c)	2010	2012	2011(c)	2010	2012	2011(c)	2010
Reportable Segments:
Primary Care(d)	$15,558	$22,670	$23,328	$1,009	$1,307	$1,473	$9,613	$15,001	$15,773	$244	$247	$201
Specialty Care and Oncology	15,461	16,568	16,435	1,401	1,561	1,624	10,499	10,789	10,571	406	419	432
Established Products and Emerging Markets(e)	20,195	18,509	18,760	403	441	452	11,218	9,417	10,100	410	422	418
Total reportable segments	51,214	57,747	58,523	2,813	3,309	3,549	31,330	35,207	36,444	1,060	1,088	1,051
Other operating segments(f)	7,511	7,212	6,323	693	425	428	1,919	2,009	1,565	245	232	197
Other business activities(g)	261	300	319	2,838	3,340	3,711	(2,891)	(3,343)	(3,735)	116	153	197
Reconciling Items:
Corporate(h)	—	—	—	971	1,292	1,551	(6,240)	(7,410)	(7,966)	485	540	617
Purchase accounting adjustments(i)	—	—	—	(3)	(2)	149	(4,957)	(6,753)	(8,136)	5,022	5,525	5,436
Acquisition-related costs(j)	—	—	—	6	23	34	(967)	(1,979)	(3,926)	283	624	781
Certain significant items(k)	—	—	—	522	654	18	(5,324)	(4,347)	(3,565)	300	611	—
Other unallocated(l)	—	—	—	30	33	43	(790)	(1,080)	(1,210)	100	134	120
	$58,986	$65,259	$65,165	$7,870	$9,074	$9,483	$12,080	$12,304	$9,471	$7,611	$8,907	$8,399

(a)	Income from continuing operations before provision for taxes on income.

(b)	Certain production facilities are shared. Deprecation is allocated based on estimates of physical production.

(c)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(d)
Revenues and Earnings from the Primary Care segment decreased for 2012 as compared to the prior year, and earnings as a percentage of revenues also declined, primarily due to the loss of exclusivity of Lipitor in most major markets, and the subsequent shift in the reporting of Lipitor in those major markets to the Established Products business unit.

(e)
Revenues and Earnings from the Established Products and Emerging Markets segment increased in 2012 as compared to the prior year, primarily due to additional products losing exclusivity and moving to the Established Products unit and increased operational sales in emerging markets, partially offset by unfavorable foreign exchange. Earnings as a percentage of revenue increased due to the change in the mix of products.

(f)
Includes the Animal Health operating segment and the Consumer Healthcare operating segment. In 2012, higher R&D expenses and lower Earnings reflect the Consumer Healthcare acquisition of the over-the-counter (OTC) rights for Nexium (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

(g)
Other business activities includes the revenues and operating results of Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales operation, and the research and development costs managed by our Worldwide Research and Development organization and our Pfizer Medical organization.

(h)
Corporate for R&D expenses includes, among other things, administration expenses and compensation expenses associated with our research and development activities and for Earnings includes, among other things, administration expenses, interest income/(expense) and certain compensation and other costs not charged to our operating segments.

(i)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment.

(j)
Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).

(k)	Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis.
For Earnings in 2012, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $1.9 billion, (ii) charges for certain legal matters of $2.2 billion, (iii) certain asset impairment charges of $884 million, (iv) costs associated with the separation of Zoetis of $325 million and (v) other charges of $36 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For Earnings in 2011, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $2.5 billion, (ii) certain asset impairment charges of $856 million, (iii) charges for certain legal matters of $822 million, (iv) other charges of $101 million and (v) costs associated with the separation of Zoetis of $35 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For Earnings in 2010, certain significant items includes: (i) certain asset impairment charges of $1.8 billion, (ii) charges for certain legal matters of $1.7 billion, (iii) inventory write-off of $212 million and (iv) other income of $102 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For R&D in all periods presented, certain significant items primarily reflect additional depreciation––asset restructuring and implementation costs.

(l)	Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment.
B. Geographic Information

Revenues exceeded $500 million in each of 16 countries outside the U.S. in 2012 and 2011, and in each of 17 countries outside the U.S. in 2010. The U.S. and Japan were the only countries to contribute more than 10% of total revenue in 2012. The U.S. was the only country to contribute more than 10% of total revenue in 2011 and 2010.

The following table provides revenues by geographic area:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(a)	2010
Revenues
United States	$23,086	$26,933	$28,855
Developed Europe(b)	13,375	16,099	16,156
Developed Rest of World(c)	10,554	10,975	9,891
Emerging Markets(d)	11,971	11,252	10,263
Revenues	$58,986	$65,259	$65,165

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(b)
Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Revenues denominated in euros were $10 billion, $12 billion and $12 billion for 2012, 2011 and 2010, respectively.

(c)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand and South Korea.

(d)
Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, the Middle East, Eastern Europe, Africa, Turkey and Central Europe.

Long-lived assets by geographic region follow:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Property, plant and equipment, net
United States	$7,262	$7,893	$8,508
Developed Europe(a)	5,121	5,866	7,000
Developed Rest of World(b)	847	903	853
Emerging Markets(c)	1,231	1,259	1,246
Property, plant and equipment, net	$14,461	$15,921	$17,607

(a)	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries.

(b)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.

(c)	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

C. Other Revenue Information

Significant Customers

We sell our products primarily to customers in the wholesale sector. In 2012, sales to our three largest U.S. wholesaler customers represented approximately 12%, 9% and 7% of total revenues and, collectively, represented approximately 16% of total accounts receivable as of December 31, 2012. In 2011, sales to our three largest U.S. wholesaler customers represented approximately 13%, 11% and 9% of total revenues and, collectively, represented approximately 14% of total accounts receivable as of December 31, 2011. For both years, these sales and related accounts receivable were concentrated in our three biopharmaceutical operating segments.

Significant Product Revenues

The following table provides revenues by product:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(a)	2010
Revenues from biopharmaceutical products:
Lyrica	$4,158	$3,693	$3,063
Lipitor(b)	3,948	9,577	10,733
Enbrel (Outside the U.S. and Canada)	3,737	3,666	3,274
Prevnar 13/Prevenar 13	3,718	3,657	2,416
Celebrex	2,719	2,523	2,374
Viagra	2,051	1,981	1,928
Norvasc	1,349	1,445	1,506
Zyvox	1,345	1,283	1,176
Sutent	1,236	1,187	1,066
Premarin family	1,073	1,013	1,040
Genotropin	832	889	885
Xalatan/Xalacom	806	1,250	1,749
BeneFIX	775	693	643
Detrol/Detrol LA	761	883	1,013
Vfend	754	747	825
Chantix/Champix	670	720	755
Pristiq	630	577	466
ReFacto AF/Xyntha	584	506	404
Zoloft	541	573	532
Revatio	534	535	481
Medrol	523	510	455
Zosyn/Tazocin	484	636	952
Zithromax/Zmax	435	453	415
Effexor	425	678	1,718
Prevnar/Prevenar (7-valent)	399	488	1,253
Fragmin	381	382	341
Relpax	368	341	323
Rapamune	346	372	388
Cardura	338	380	413
Tygacil	335	298	324
Aricept(c)	326	450	454
Xanax XR	274	306	307
BMP2	263	340	400
Sulperazon	262	218	213
Diflucan	259	265	278
Caduet	258	538	527
Neurontin	235	289	322
Dalacin/Cleocin	232	192	214
Unasyn	228	231	244
Metaxalone/Skelaxin(d)	223	203	—
Inspra	214	195	157
Toviaz	207	187	137
Somavert	197	183	157
Alliance revenues(e)	3,492	3,630	4,084
All other biopharmaceutical products(f)	8,289	8,584	8,118
Total revenues from biopharmaceutical products	51,214	57,747	58,523
Revenues from other products:
Animal Health	4,299	4,184	3,575
Consumer Healthcare	3,212	3,028	2,748
Other(g)	261	300	319
Revenues	$58,986	$65,259	$65,165

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(b)
Lipitor lost exclusivity in the U.S. in November 2011 and various other major markets in 2011 and 2012. This loss of exclusivity reduced branded worldwide revenues by $5.6 billion in 2012, in comparison with 2011, and reduced branded worldwide revenues by $1.2 billion in 2011, in comparison with 2010.

(c)	Represents direct sales under license agreement with Eisai Co., Ltd.

(d)	Legacy King product.

(e)	Includes Enbrel (in the U.S. and Canada), Spiriva, Rebif, Aricept and Exforge.

(f)	Includes sales of generic atorvastatin.

(g)	Includes revenues generated primarily from Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales organization.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events

A. Zoetis Debt Offering and Initial Public Offering

On January 28, 2013, our then wholly owned subsidiary, Zoetis, issued $3.65 billion aggregate principal amount of senior notes, net of an original issue debt discount of $10 million. The notes have a weighted-average effective interest rate of 3.30%, and mature at various dates as follows: 1.15% Notes due 2016 ($400 million); 1.875% Notes due 2018 ($749 million); 3.25% Notes due 2023 ($1.349 billion); and 4.7% Notes due 2043 ($1.142 billion). On February 6, 2013, Zoetis also entered into a commercial paper program with a capacity of up to $1.0 billion. No amounts are currently outstanding under this program.

Also on January 28, 2013, we transferred to Zoetis substantially all of the assets and liabilities of our Animal Health business in exchange for all of the Class A and Class B common stock of Zoetis, $1.0 billion of the $3.65 billion senior notes and an amount of cash equal to substantially all of the cash proceeds received by Zoetis from the remaining $2.65 billion senior notes issued. The $1.0 billion of senior notes received by Pfizer were exchanged by Pfizer for the retirement of Pfizer commercial paper issued in December 2012, and the cash proceeds received by Pfizer of approximately $2.5 billion are restricted to debt repayment, dividends and/or stock buybacks, in all cases to be completed by mid-2014.

On February 6, 2013, an initial public offering (IPO) of Zoetis was completed, pursuant to which we sold 99.015 million shares (all of the Class A common stock, including shares sold pursuant to the underwriters' overallotment option to purchase additional shares, which was exercised in full) of Zoetis in exchange for the retirement of approximately $2.5 billion of Pfizer commercial paper issued on January 10, 2013. The IPO represented approximately 19.8% of the total outstanding Zoetis shares. On February 1, 2013, Zoetis shares began trading on the New York Stock Exchange under the symbol “ZTS.” The excess of the consideration received over the net book value of our divested interest will be recorded in Additional paid-in capital.

In summary, as a result of the above transactions, we received approximately $6.1 billion of cash (of which approximately $2.5 billion is restricted to debt repayment, dividends and/or stock buybacks, in all cases to be completed by mid-2014) and incurred approximately $3.65 billion in Zoetis long-term debt.

We will continue to consolidate Zoetis as we have retained control over the entity, and we will reflect amounts attributable to noncontrolling interests for the divested portion. The net assets, operations and cash flows that comprise Zoetis are not the same as those of the Animal Health operating segment.

B. Hisun Pfizer Pharmaceuticals Company Limited (HPP)

On January 1, 2013, as previously announced, we contributed product rights associated with China and other assets to our 49%-owned equity-method investee, HPP, which had been formed on September 6, 2012. We expect to recognize a gain on the transfer of the assets in the first quarter of 2013.

C. Venezuela Currency Devaluation

On February 13, 2013, the Venezuelan government devalued its currency from a rate of 4.3 to 6.3 of Venezuelan currency to the U.S. dollar. We incurred a foreign currency loss immediately on the devaluation as a result of remeasuring the local balance sheets, and we will experience ongoing adverse impacts to earnings as our revenues and expenses will be translated into U.S, dollars at lower rates. The impacts are not expected to be significant.

Basis of Presentation and Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Organization Consolidation And Presentation Of Financial Statements And Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation

The consolidated financial statements include our parent company and all subsidiaries, and are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The decision whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. Typically, we do not seek control by means other than voting interests. For subsidiaries operating outside the United States (U.S.), the financial information is included as of and for the year ended November 30 for each year presented. Substantially all unremitted earnings of international subsidiaries are free of legal and contractual restrictions. All significant transactions among our businesses have been eliminated.

We have made certain reclassification adjustments to conform prior-period amounts to the current presentation, primarily related to certain inventories (see Note 8. Inventories) and certain investments (see Note 7. Financial Instruments). As of the third quarter of 2012, the Animal Health and Consumer Healthcare business units are no longer managed as a single operating segment.

Pfizer previously announced its intention to initiate an initial public offering (IPO) of up to a 19.8% stake in Zoetis Inc. (Zoetis), a subsidiary of Pfizer, and on February 6, 2013, an IPO of Zoetis was completed, pursuant to which we sold 99.015 million shares of Zoetis, which represented approximately 19.8% of the total outstanding Zoetis shares. For additional information, see Note 19A. Subsequent Events: Zoetis Debt Offering and Initial Public Offering.

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé and recognized a gain related to the sale of this business in Gain/(loss) on sale of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2012. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for all periods presented. In addition, in the consolidated balance sheet as of December 31, 2011, the assets and liabilities associated with this business are classified as Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, as appropriate. For additional information, see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures. Prior period amounts have been restated.

On August 1, 2011, we completed the sale of our Capsugel business and recognized a gain related to the sale of this business in Gain/(loss) on sale of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2011. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for the years ended December 31, 2011 and 2010. For additional information, see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

On January 31, 2011, we acquired King Pharmaceuticals, Inc. (King). Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of King, and, in accordance with our domestic and international reporting periods, our consolidated financial statements for the year ended December 31, 2011 reflect approximately 11 months of King’s U.S. operations and approximately 10 months of King’s international operations. For additional information, see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions.

Adoption of New Accounting Standards
Adoption of New Accounting Standards

The provisions of the following new accounting and disclosure standards were adopted as of January 1, 2012:

•	Presentation of comprehensive income in financial statements. As a result of adopting this new standard, we have presented separate Consolidated Statements of Comprehensive Income.

•
An amendment to the guidelines on the measurement and disclosure of fair value that is consistent between U.S. GAAP and International Financial Reporting Standards. The adoption of this new standard did not have a significant impact on our financial statements.

Estimates and Assumptions
Estimates and Assumptions

In preparing the consolidated financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded and disclosed in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our financial statements. For example, in the consolidated statements of income, estimates are used when accounting for deductions from revenues (such as rebates, chargebacks, sales returns and sales allowances), determining the cost of inventory that is sold, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the consolidated balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, investments, inventories, fixed assets and intangible assets (including acquired in-process research & development (IPR&D) assets and goodwill), and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, accruals for contingencies, rebates, chargebacks, sales returns and sales allowances, and restructuring reserves, all of which also impact the consolidated statements of income.

Our estimates are often based on complex judgments, probabilities and assumptions that we believe to be reasonable but that can be inherently uncertain and unpredictable. If our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted.
As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. We are subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. We regularly evaluate our estimates and assumptions using historical experience and expectations about the future. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our financial statements on a prospective basis unless they are required to be treated retrospectively under relevant accounting standards. It is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Acquisitions
Acquisitions

Our consolidated financial statements include the operations of an acquired business after the completion of the acquisition. We account for acquired businesses using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet. Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. When we acquire net assets that do not constitute a business as defined in U.S. GAAP, no goodwill is recognized and acquired IPR&D is expensed.

Contingent consideration in business acquisitions is included as part of the acquisition cost and is recognized at fair value as of the acquisition date. Fair value is generally estimated by using a probability-weighted income approach. Any liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. These changes in fair value are recognized in earnings in Other deductions––net.

Amounts recorded for acquisitions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Fair Value
Fair Value

We are often required to measure certain assets and liabilities at fair value, either upon initial recognition or for subsequent accounting or reporting. For example, we use fair value extensively in the initial recognition of net assets acquired in a business combination and when accounting for and reporting on certain financial instruments. We estimate fair value using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of non-financial assets and, for liabilities, assuming that the risk of non-performance will be the same before and after the transfer.

When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:
•Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

Our fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

•
Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Foreign Currency Translation
Foreign Currency Translation

For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at exchange rates in effect as of the balance sheet date and we translate functional currency income and expense amounts to their U.S. dollar equivalents at average exchange rates for the period. The U.S. dollar effects that arise from changing translation rates are recorded in Other comprehensive income/(loss). The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other deductions––net. For operations in highly inflationary economies, we translate monetary items at rates in effect as of the balance sheet date, with translation adjustments recorded in Other deductions––net, and we translate non-monetary items at historical rates.

Revenues
Revenues

Revenue Recognition—We record revenues from product sales when the goods are shipped and title passes to the customer. At the time of sale, we also record estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, and product returns. When we cannot reasonably estimate the amount of future product returns and/or other sales deductions, we record revenues when the risk of product return and/or additional sales deductions has been substantially eliminated. We record sales of certain of our vaccines to the U.S. government as part of the Pediatric Vaccine Stockpile program; these rules require that for fixed commitments made by the U.S. government, we record revenues when risk of ownership for the completed product has been passed to the U.S. government. There are no specific performance obligations associated with products sold under this program.

Deductions from Revenues––As is typical in the biopharmaceutical industry, our gross product sales are subject to a variety of deductions that generally are estimated and recorded in the same period that the revenues are recognized and primarily represent rebates and discounts to government agencies, wholesalers, distributors and managed care organizations with respect to our biopharmaceutical products. These deductions represent estimates of the related obligations.

Specifically:

•
In the U.S., we record provisions for pharmaceutical Medicaid, Medicare and performance-based contract rebates based upon our experience ratio of rebates paid and actual prescriptions written during prior quarters. We apply the experience ratio to the respective period’s sales to determine the rebate accrual and related expense. This experience ratio is evaluated regularly to ensure that the historical trends are as current as practicable. In addition, to account for the impacts of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act (together, U.S. Healthcare Legislation), we also consider the increase in minimum rebate and extension of Medicaid prescription drug rebates for drugs dispensed to enrollees. We estimate discounts on branded prescription drug sales to Medicare Part D participants in the Medicare “coverage gap,” also known as the “doughnut hole,” based on historical experience of beneficiary prescriptions and consideration of the utilization that is expected to result from the discount in the coverage gap. We evaluate this estimate regularly to ensure that the historical trends and future expectations are as current as practicable. For performance-based contract rebates, we also consider current contract terms, such as changes in formulary status and discount rates.

•
Outside the U.S., the majority of our pharmaceutical rebates, discounts and price reductions (collectively, sales allowances) are contractual or legislatively mandated and our estimates are based on actual invoiced sales within each period; both of these elements help to reduce the risk of variations in the estimation process. Some European countries base their rebates on the government’s unbudgeted pharmaceutical spending, and we use an estimated allocation factor (based on historical payments) and total revenues by country against our actual invoiced sales to project the expected level of reimbursement. We obtain third-party information that helps us to monitor the adequacy of these accruals.

•
Provisions for pharmaceutical chargebacks (primarily reimbursements to wholesalers for honoring contracted prices to third parties) closely approximate actual as we settle these deductions generally within two to five weeks of incurring the liability.

•
Provisions for pharmaceutical returns are based on a calculation for each market that incorporates the following, as appropriate: local returns policies and practices; returns as a percentage of sales; an understanding of the reasons for past returns; estimated shelf life by product; an estimate of the amount of time between shipment and return or lag time; and any other factors that could impact the estimate of future returns, such as loss of exclusivity, product recalls or a changing competitive environment. Generally, returned products are destroyed, and customers are refunded the sales price in the form of a credit.

•
We record sales incentives as a reduction of revenues at the time the related revenues are recorded or when the incentive is offered, whichever is later. We estimate the cost of our sales incentives based on our historical experience with similar incentives programs.

Our accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates, sales allowances and chargebacks were $3.8 billion as of December 31, 2012, and $4.8 billion as of December 31, 2011, and substantially all are included in Other current liabilities.

Amounts recorded for sales deductions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Taxes collected from customers relating to product sales and remitted to governmental authorities are presented on a net basis; that is, they are excluded from Revenues.

Collaborative Arrangements—Payments to and from our collaboration partners are presented in our consolidated statements of income based on the nature of the arrangement (including its contractual terms), the nature of the payments and applicable accounting guidance. Under co-promotion agreements, we record the amounts received from our partners as alliance revenues, a component of Revenues, when our co-promotion partners are the principal in the transaction and we receive a share of their net sales or profits. Alliance revenues are recorded when our co-promotion partners ship the product and title passes to their customers. The related expenses for selling and marketing these products are included in Selling, informational and administrative expenses. In collaborative arrangements where we manufacture a product for our partner, we record revenues when our partner sells the product and title passes to its customer. All royalty payments to collaboration partners are included in Cost of sales.

Cost of Sales and Inventories
Cost of Sales and Inventories

We carry inventories at the lower of cost or market. The cost of finished goods, work in process and raw materials is determined using average actual cost. We regularly review our inventories for impairment and reserves are established when necessary.

Selling, Informational and Administrative Expenses
Selling, Informational and Administrative Expenses

Selling, informational and administrative costs are expensed as incurred. Among other things, these expenses include the internal and external costs of marketing, advertising, shipping and handling, information technology and legal defense.

Advertising expenses totaled approximately $2.9 billion in 2012, $3.7 billion in 2011 and $3.8 billion in 2010. Production costs are expensed as incurred and the costs of radio time, television time and space in publications are expensed when the related advertising occurs.

Research and Development Expenses
Research and Development Expenses

Research and development (R&D) costs are expensed as incurred. These expenses include the costs of our proprietary R&D efforts, as well as costs incurred in connection with certain licensing arrangements. Before a compound receives regulatory approval, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval , we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the asset is determined to have an indefinite life, we amortize the payments on a straight-line basis over the remaining agreement term or the expected product life cycle, whichever is shorter.

Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets
Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

Long-lived assets include:

•	Goodwill—Goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

•
Identifiable intangible assets, less accumulated amortization—These acquired assets are recorded at cost. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Intangible assets associated with IPR&D projects are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

•
Property, plant and equipment, less accumulated depreciation—These assets are recorded at cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction in progress, are depreciated on a straight-line basis over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments.

Specifically:

•
For finite-lived intangible assets, such as Developed Technology Rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•
For indefinite-lived intangible assets, such as Brands and IPR&D assets, when necessary, we determine the fair value of the asset and record an impairment loss, if any, for the excess of book value over fair value. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•
For goodwill, when necessary, we determine the fair value of each reporting unit and compare that value to its book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss, if any, for the excess of the book value of goodwill over the implied fair value.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Restructuring Charges and Certain Acquisition-Related Costs
Restructuring Charges and Certain Acquisition-Related Costs

We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with our cost-reduction and productivity initiatives. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges, as well as certain other costs associated with acquiring and integrating an acquired business. (If the restructuring action results in a change in the estimated useful life of an asset, that incremental impact is classified in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate). Termination costs are a significant component of our restructuring charges and are generally recorded when the actions are probable and estimable. Transaction costs, such as banking, legal, accounting and other costs incurred in connection with a business acquisition are expensed as incurred.

Amounts recorded for restructuring charges and other associated costs can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Cash Equivalents and Statement of Cash Flows
Cash Equivalents and Statement of Cash Flows

Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased. If items meeting this definition are part of a larger investment pool, we classify them as Short-term investments.

Cash flows associated with financial instruments designated as fair value or cash flow hedges may be included in operating, investing or financing activities, depending on the classification of the items being hedged. Cash flows associated with financial instruments designated as net investment hedges are classified according to the nature of the hedge instrument. Cash flows associated with financial instruments that do not qualify for hedge accounting treatment are classified according to their purpose and accounting nature.

Investments and Derivative Financial Instruments
Investments and Derivative Financial Instruments

Many, but not all, of our financial instruments are carried at fair value. For example, substantially all of our cash equivalents, short-term investments and long-term investments are classified as available-for-sale securities and are carried at fair value, with changes in unrealized gains and losses, net of tax, reported in Other comprehensive loss (see Note 6. Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests). Derivative financial instruments are carried at fair value in various balance sheet categories (see Note 7A. Financial Instruments: Selected Financial Assets and Liabilities), with changes in fair value reported in current earnings or deferred for qualifying hedging relationships. Virtually all of our valuation measurements for investments and derivative financial instruments are based on the use of quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable.

Realized gains or losses on sales of investments are determined by using the specific identification cost method.

Investments where we have significant influence over the financial and operating policies of the investee are accounted for under the equity method. Under the equity method, we record our share of the investee's income and expenses, in Other deductions—net. The excess of the cost of the investment over our share of the equity of the investee as of the acquisition date is allocated to the identifiable assets of the investee, with any remaining allocated to goodwill. Such investments are initially recorded at cost, which typically does not include amounts of contingent consideration.

We regularly evaluate all of our financial assets for impairment. For investments in debt and equity securities, when a decline in fair value, if any, is determined to be other-than-temporary, an impairment charge is recorded in the statement of income, and a new cost basis in the investment is established.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Deferred Tax Assets and Liabilities and Income Tax Contingencies
Deferred Tax Assets and Liabilities and Income Tax Contingencies

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws. We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax-planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information.
Under the benefit recognition model, if our initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more-likely-than-not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the more-likely-than-not standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our consolidated balance sheet with the related tax liability.

Amounts recorded for valuation allowances and income tax contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Pension and Postretirement Benefit Plans
Pension and Postretirement Benefit Plans

The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans, as well as other postretirement benefit plans, consisting primarily of healthcare and life insurance for retirees. Beginning on January 1, 2011, for employees hired in the U.S. and Puerto Rico after December 31, 2010, we no longer offer a defined benefit plan and, instead, offer an enhanced benefit under our defined contribution plan. On May 8, 2012, we announced to employees that as of January 1, 2018, Pfizer will transition its U.S. and Puerto Rico employees from its defined benefit plans to an enhanced defined contribution savings plan. We recognize the overfunded or underfunded status of each of our defined benefit plans as an asset or liability on our consolidated balance sheet. The obligations are generally measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Our pension and other postretirement obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover and participant mortality. For our pension plans, the obligation may also include assumptions as to future compensation levels. For our other postretirement benefit plans, the obligation may include assumptions as to the expected cost of providing the healthcare and life insurance benefits, as well as the extent to which those costs are shared with the employee or others (such as governmental programs). Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for pension and postretirement benefit plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Legal and Environmental Contingencies
Legal and Environmental Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business, such as patent litigation, product liability and other product-related litigation, commercial litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. We record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.

Amounts recorded for contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Share-Based Payments
Share-Based Payments

Our compensation programs can include share-based payments. Generally, grants under share-based payment programs are accounted for at fair value and these fair values are generally amortized on a straight-line basis over the vesting terms into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for share-based compensation can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments (Tables)	12 Months Ended
Dec. 31, 2012
Business Acquisition [Line Items]
Schedule of Discontinued Operations-Net of Tax

The following table provides the components of Discontinued operations—net of tax:
	Year Ended December 31,(a)
(MILLIONS OF DOLLARS)	2012	2011	2010
Revenues	$2,258	$2,673	$2,643
Pre-tax income/(loss) from discontinued operations	414	487	(50)
Provision/(benefit) for taxes on income(b)	117	137	(31)
Income/(loss) from discontinued operations––net of tax	297	350	(19)
Pre-tax gain/(loss) on sale of discontinued operations	7,123	1,688	(11)
Provision for taxes on income(c)	2,340	384	—
Gain/(loss) on sale of discontinued operations––net of tax	4,783	1,304	(11)
Discontinued operations––net of tax	$5,080	$1,654	$(30)

(a)
Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).

(b)
Includes a deferred tax expense of $24 million for 2012, a deferred tax benefit of $43 million for 2011, and a deferred tax benefit of $156 million for 2010. These deferred tax provisions include deferred taxes related to investments in certain foreign subsidiaries resulting from our intention not to hold these subsidiaries indefinitely.

(c)
Includes a deferred tax expense of $1.4 billion for 2012 and $190 million for 2011. These deferred tax provisions include deferred tax expense of $2.2 billion for 2012 and $190 million for 2011 on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas.

Schedule discontinued operations balance sheet

The following table provides the components of Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Accounts receivable, less allowance for doubtful accounts	$—	$550
Other current assets	—	419
Property, plant and equipment, less accumulated depreciation	70	1,118
Goodwill	—	498
Identifiable intangible assets, less accumulated amortization	—	2,648
Other noncurrent assets	—	84
Assets of discontinued operations and other assets held for sale	$70	$5,317

Current liabilities	$—	$385
Other liabilities	—	839
Liabilities of discontinued operations	$—	$1,224

Schedule of Collaborative Arrangements and Non-collaborative Arrangement Transactions

The following table provides the amounts and classification of payments (income/(expense)), between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Revenues—Revenues(a)	$1,231	$1,029	$710
Revenues—Alliance revenues(b)	3,492	3,630	4,084
Total revenues from collaborative arrangements	4,723	4,659	4,794
Cost of sales(c)	(362)	(420)	(124)
Selling, informational and administrative expenses(d)	(290)	(237)	(131)
Research and development expenses(e)	(74)	(299)	(316)
Other deductions—net	(15)	34	37

(a)	Represents sales to our partners of products manufactured by us.

(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily related to net reimbursements, as well as upfront payments and pre-approval milestone payments earned by our partners. The upfront and milestone payments were as follows: $44 million in 2012, $210 million in 2011 and $147 million in 2010.

King [Member]
Business Acquisition [Line Items]
Schedule of Recognized Identifiable Assets Acquired and Liabilities Assumed as Part of Business Combination

The following table provides the assets acquired and liabilities assumed from King:
(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date (Final)
Working capital, excluding inventories	$155
Inventories	340
Property, plant and equipment	412
Identifiable intangible assets, excluding in-process research and development	1,806
In-process research and development	303
Net tax accounts	(328)
All other long-term assets and liabilities, net	102
Total identifiable net assets	2,790
Goodwill(a)	765
Net assets acquired/total consideration transferred	$3,555

(a)
Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Business Acquisition, Pro Forma Information

The following table provides supplemental pro forma information:
	Unaudited Pro Forma Consolidated Results(a)
	Year Ended December 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2011	2010
Revenues	$65,368	$66,540
Net income attributable to Pfizer Inc.	10,228	8,013
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.30	0.99

(a)	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Schedule of Costs Associated with Cost-Reduction/Productivity Initiatives and Acquisition Activity

The following table provides the components of costs associated with acquisitions and cost-reduction/productivity initiatives:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Transaction costs(a)	$1	$30	$22
Integration costs(b)	405	725	1,001
Restructuring charges:(c)
Employee termination costs	997	1,794	1,062
Asset impairments	328	256	869
Exit costs	149	125	191
Restructuring charges and certain acquisition-related costs	1,880	2,930	3,145
Additional depreciation––asset restructuring recorded in our consolidated statements of income as follows:(d)
Cost of sales	267	555	520
Selling, informational and administrative expenses	20	75	227
Research and development expenses	296	605	34
Total additional depreciation––asset restructuring	583	1,235	781
Implementation costs recorded in our consolidated statements of income as follows:(e)
Cost of sales	31	250	—
Selling, informational and administrative expenses	129	25	—
Research and development expenses	232	72	—
Total implementation costs	392	347	—
Total costs associated with acquisitions and cost-reduction/productivity initiatives	$2,855	$4,512	$3,926

(a)	Transaction costs represent external costs directly related to acquired businesses and primarily include expenditures for banking, legal, accounting and other similar services.

(b)
Integration costs represent external, incremental costs directly related to integrating acquired businesses, and primarily include expenditures for consulting and the integration of systems and processes.

(c)
From the beginning of our cost-reduction and transformation initiatives in 2005 through December 31, 2012, Employee termination costs represent the expected reduction of the workforce by approximately 62,200 employees, mainly in manufacturing, sales and research, of which approximately 51,700 employees have been terminated as of December 31, 2012. In 2012, substantially all employee termination costs represent additional costs with respect to approximately 4,800 employees.

The restructuring charges in 2012 are associated with the following:

•
Primary Care operating segment ($295 million), Specialty Care and Oncology operating segment ($175 million), Established Products and Emerging Markets operating segment ($125 million), Animal Health operating segment ($59 million), Consumer Healthcare operating segment ($45 million), research and development operations ($6 million income), manufacturing operations ($265 million) and Corporate ($516 million).

The restructuring charges in 2011 are associated with the following:

•
Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health operating segment ($45 million), Consumer Healthcare operating segment ($8 million), research and development operations ($490 million), manufacturing operations ($287 million) and Corporate ($422 million).

The restructuring charges in 2010 are associated with the following:

•
Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health operating segment ($34 million), Consumer Healthcare operating segment ($12 million), research and development operations ($297 million), manufacturing operations ($1.1 billion) and Corporate ($350 million).

(d)	Additional depreciation––asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.

(e)	Implementation costs represent external, incremental costs directly related to implementing our non-acquisition-related cost-reduction/productivity initiatives.

Schedule of Restructuring Accruals

The following table provides the components of and changes in our restructuring accruals:
(MILLIONS OF DOLLARS)	Employee Termination Costs	Asset Impairment Charges		Exit Costs	Accrual
Balance, January 1, 2011	$2,149	$—		$101	$2,250
Provision	1,794	256		125	2,175
Utilization and other(a)	(1,518)	(256)	—	(134)	(1,908)
Balance, December 31, 2011(b)	2,425	—		92	2,517
Provision	997	328		149	1,474
Utilization and other(a)	(1,629)	(328)		(84)	(2,041)
Balance, December 31, 2012(c)	$1,793	$—		$157	$1,950

(a)	Includes adjustments for foreign currency translation.

(b)	Included in Other current liabilities ($1.6 billion) and Other noncurrent liabilities ($930 million).

(c)	Included in Other current liabilities ($1.2 billion) and Other noncurrent liabilities ($731 million).

Schedule of Asset Impairment Charges Included In Restructuring Charges

(a)
The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value.

(b)
Reflects property, plant and equipment and other long-lived held-for-sale assets written down to their fair value of $139 million, less costs to sell of $3 million (a net of $136 million), in 2012. The impairment charges of $210 million are included in Restructuring charges and certain acquisition-related costs. Fair value is determined primarily using a market approach, with various inputs, such as recent sales transactions.

Other Deductions-Net (Tables)	12 Months Ended
Dec. 31, 2012
Other Income and Expenses [Abstract]
Schedule of Other Deductions-Net

The following table provides components of Other deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Interest income(a)	$(383)	$(456)	$(400)
Interest expense(a)	1,524	1,681	1,797
Net interest expense	1,141	1,225	1,397
Royalty-related income	(469)	(569)	(579)
Net gain on asset disposals(b)	(52)	(15)	(243)
Certain legal matters, net(c)	2,220	784	1,723
Certain asset impairment charges(d)	927	902	1,790
Costs associated with the separation of Zoetis(e)	125	33	—
Other, net	139	139	(147)
Other deductions––net	$4,031	$2,499	$3,941

(a)
2012 v. 2011––Interest income decreased due to lower average cash balances and lower interest rates earned on investments. Interest expense decreased due to lower debt balances and the effective conversion of some fixed-rate liabilities to floating-rate liabilities. 2011 v. 2010––Interest income increased due to higher cash balances and higher interest rates earned on investments. Interest expense decreased due to lower long- and short-term debt balances and the effective conversion of some fixed-rate liabilities to floating rate liabilities. Capitalized interest expense totaled $41 million in 2012, $50 million in 2011 and $36 million in 2010.

(b)
Net gains include realized gains and losses on sales of available-for-sale securities: in 2012, 2011 and 2010, gross realized gains were $39 million, $79 million and $153 million, respectively. Gross realized losses were $6 million in 2012, $73 million in 2011 and $12 million in 2010. Proceeds, primarily from the sale of available-for-sale securities, were $19 billion in 2012, $10.2 billion in 2011 and $5.3 billion in 2010. In 2010, also includes gains on sales of certain investments and businesses.

(c)
In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)

(d)
In 2012, includes intangible asset impairment charges of $872 million, reflecting (i) $393 million of IPR&D assets, primarily related to compounds that targeted autoimmune and inflammatory diseases (full write-off) and, to a lesser extent, compounds related to pain treatment; (ii) $175 million related to our Consumer Healthcare indefinite-lived brand assets, primarily Robitussin, a cough suppressant; (iii) $279 million related to Developed Technology Rights, a charge comprised of impairments of various products, none of which individually exceeded $45 million; and (iv) $25 million of finite-lived brands. The intangible asset impairment charges for 2012 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, an increased competitive environment, litigation uncertainties regarding intellectual property and declining gross margins. The impairment charges in 2012 are associated with the following: Worldwide Research and Development ($303 million); Consumer Healthcare ($200 million); Primary Care ($135 million); Established Products ($83 million); Specialty Care ($56 million); Emerging Markets ($56 million) and Animal Health ($39 million). In addition, in 2012, also includes charges of approximately $55 million for certain investments. These investment impairment charges reflect the difficult global economic environment.

In 2011, includes intangible asset impairment charges of $851 million, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) $193 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) $183 million related to Developed Technology Rights comprising the impairment of five assets. The intangible asset impairment charges for 2011 reflect, among other things, the impact of new scientific findings and an increased competitive environment. The impairment charges in 2011 are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million) and Animal Health ($17 million). In addition, in 2011, also includes charges of approximately $51 million for certain investments. These investment impairment charges reflect the difficult global economic environment.
In 2010, includes intangible asset impairment charges of $1.8 billion, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $945 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) $292 million of indefinite-lived Brands, primarily related to Robitussin; and (iii) $540 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory time-frames and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges in 2010 are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); and Worldwide Research and Development ($54 million).

(e)
Costs incurred in connection with the initial public offering of a 19.8% ownership stake in Zoetis. Includes expenditures for banking, legal, accounting and similar services. (See Note 19A. Subsequent Events: Zoetis Debt Offering and Initial Public Offering.)

Schedule of Additional Information About Intangible Assets Impaired

The following table provides additional information about the intangible assets that were impaired in 2012:
					Year Ended December 31,
	Fair Value(a)				2012
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––IPR&D(b)	$54	$—	$—	$54	$393
Intangible assets––Other(b)	1,006	—	—	1,006	479
Total	$1,060	$—	$—	$1,060	$872

(a)
The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.     Basis of Presentation and Significant Accounting Policies: Fair Value.

(b)
Reflects intangible assets written down to their estimated fair value of $1.1 billion in 2012. The impairment charges of $872 million are included in Other deductions––net. Fair value is determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted     cash flow method. We start with a forecast of all the expected net cash flows associated with the asset, which includes the application of a terminal value for indefinite-lived assets, and then we apply an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the projections and the impact of technological risk associated with IPR&D assets, as well as the selection of a long-term growth rate; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.

Tax Matters (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Income from Continuing Operations Before Provision for Taxes on Income

The following table provides the components of Income from continuing operations before provision for taxes on income:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States	$(4,732)	$(2,210)	$(2,256)
International	16,812	14,514	11,727
Income from continuing operations before provision for taxes on income(a), (b)	$12,080	$12,304	$9,471

(a)
2012 v. 2011––The increase in the domestic loss was primarily due to the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products; certain legal settlements and related charges, primarily associated with Rapamune, Celebrex, hormone-replacement therapy and Chantix; higher costs associated with the separation of Zoetis; and the payment to AstraZeneca to obtain the exclusive global over-the-counter rights to Nexium, partially offset by lower acquisition-related costs. The increase in international income was due to lower purchase accounting costs, lower acquisition-related costs, and lower charges related to cost-reduction and productivity initiatives, partially offset by the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products.

(b)
2011 v. 2010––The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, lower impairment charges, as well as increased revenues from biopharmaceutical products, such as the Prevnar/Prevenar family, Enbrel and Celebrex.

The following table provides the components of Provision for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States
Current income taxes:
Federal	$(752)	$1,349	$(2,790)
State and local	(44)	207	(323)
Deferred income taxes:
Federal	851	364	2,103
State and local	(328)	(240)	8
Total U.S. tax provision/(benefit)	(273)	1,680	(1,002)
International
Current income taxes	2,619	2,046	2,157
Deferred income taxes	216	183	(2)
Total international tax provision	2,835	2,229	2,155
Provision for taxes on income(a), (b), (c), (d)	$2,562	$3,909	$1,153

Schedule of Provision for Taxes on Income

The following table provides the components of Provision for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States
Current income taxes:
Federal	$(752)	$1,349	$(2,790)
State and local	(44)	207	(323)
Deferred income taxes:
Federal	851	364	2,103
State and local	(328)	(240)	8
Total U.S. tax provision/(benefit)	(273)	1,680	(1,002)
International
Current income taxes	2,619	2,046	2,157
Deferred income taxes	216	183	(2)
Total international tax provision	2,835	2,229	2,155
Provision for taxes on income(a), (b), (c), (d)	$2,562	$3,909	$1,153

(a) In 2012, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.2 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $1.1 billion, representing tax and interest, resulting from a multi-year settlement with the IRS with respect to audits of the Pfizer Inc. tax returns for the years 2006 through 2008, and international tax benefits of approximately $310 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•	The non-deductibility of a $336 million fee payable to the federal government as a result of the U.S. Healthcare Legislation;

•	The non-deductibility of the $491 million legal charge associated with Rapamune litigation (see also Note 4. Other Deductions––Net); and

•	The expiration of the U.S. research and development tax credit on December 31, 2011.

(b) In 2011, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
International tax benefits of approximately $267 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities and from the expiration of certain statutes of limitations, and U.S. tax benefits of approximately $80 million, representing tax and interest, resulting from the settlement of certain audits with the IRS; and

•	The non-deductibility of a $248 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.

(c) In 2010, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $2.0 billion, representing tax and interest, resulting from a multi-year audit settlement with the IRS, and international tax benefits of approximately $460 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities, and from the expiration of certain statutes of limitations; and

•
The write-off of approximately $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from the provisions of the U.S. Healthcare Legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012.

(d) In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

Schedule of Effective Income Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:
	Year Ended December 31,
	2012	2011	2010
U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations(a), (b), (c)	(3.0)	(3.1)	2.5
Tax settlements and resolution of certain tax positions(d)	(12.0)	(2.8)	(26.3)
U.S. Healthcare Legislation(d)	1.0	0.7	2.8
U.S. research and development tax credit and manufacturing deduction(d)	(0.3)	(0.9)	(2.3)
Certain legal settlements and charges(d)	1.4	—	0.4
Acquired IPR&D	—	—	0.5
Wyeth acquisition-related costs	—	—	0.5
Sales of biopharmaceutical companies	—	0.2	—
All other––net	(0.9)	2.7	(0.9)
Effective tax rate for income from continuing operations	21.2%	31.8%	12.2%

(a)
For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the United States, together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year as tax rates outside the U.S. are generally lower than the U.S. statutory income tax rate, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; and (iii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations for the components of pre-tax income and Provision for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision for taxes on income.

(b) In all periods presented, the reduction in the effective tax rate resulting from the jurisdictional location of earnings is largely due to generally lower tax rates as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico, Ireland and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing and other operations.

(c)
2010––The rate impact in 2010 also includes the adjustments to increase our uncertain tax positions based on tax positions taken during a prior period (see also the reconciliation of our gross unrecognized tax benefits for 2010 in Note 5D. Tax Matters: Tax Contingencies, where substantially all of the prior period increases relate to non-U.S. jurisdictions). Without this impact, the rate impact in 2010 would have been approximately a 2.1% reduction of the U.S. statutory income tax rate.

(d)
For a discussion about tax settlements and resolution of certain tax positions, the impact of U.S. Healthcare Legislation, the U.S. research and development tax credit and the impact of certain legal settlements and charges, see Note 5A. Tax Matters: Taxes on Income from Continuing Operations. We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013.

Schedule of Tax Benefit on Other Comprehensive Income/(Loss)

Taxes on Items of Other Comprehensive Income/(Loss)

The following table provides the components of tax benefit on Other comprehensive loss:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Foreign currency translation adjustments(a)	$110	$(61)	$(165)
Unrealized holding gains/(losses) on derivative financial instruments	246	(207)	(342)
Reclassification adjustments for realized (gains)/losses	(98)	97	215
	148	(110)	(127)
Unrealized holding gains/(losses) on available-for-sale securities	20	(17)	(4)
Reclassification adjustments for realized (gains)/losses	1	—	(18)
	21	(17)	(22)
Benefit plans: Actuarial losses, net	(721)	(993)	(504)
Reclassification adjustments related to amortization	171	99	94
Reclassification adjustments related to curtailments and settlements, net	105	118	98
Other	15	29	82
	(430)	(747)	(230)
Benefit plans: Prior service credits and other	7	41	210
Reclassification adjustments related to amortization	(27)	(27)	(18)
Reclassification adjustments related to curtailments and settlements, net	(51)	(35)	(19)
Other	(3)	(3)	(4)
	(74)	(24)	169
Tax benefit on other comprehensive loss	$(225)	$(959)	$(375)

(a)	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.

Schedule of Deferred Tax Assets and Liabilities
.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:
	2012 Deferred Tax		2011 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$1,817	$(119)	$1,659	$(211)
Inventories	330	(198)	324	(52)
Intangible assets	1,649	(14,187)	1,713	(15,301)
Property, plant and equipment	508	(1,485)	226	(1,311)
Employee benefits	5,042	(391)	4,280	(524)
Restructurings and other charges	784	(334)	553	(95)
Legal and product liability reserves	1,888	—	1,812	—
Net operating loss/credit carryforwards	3,439	—	4,381	—
Unremitted earnings(c)	—	(16,042)	—	(11,699)
State and local tax adjustments	385	—	476	—
All other	1,259	(504)	1,105	(121)
	17,101	(33,260)	16,529	(29,314)
Valuation allowances	(1,102)	—	(1,201)	—
Total deferred taxes	$15,999	$(33,260)	$15,328	$(29,314)
Net deferred tax liability(a), (b)		$(17,261)		$(13,986)

(a)
2012 v. 2011––The net deferred tax liability position increased, reflecting an increase in noncurrent deferred tax liabilities related to unremitted earnings, as well as a decrease in deferred tax assets related to net operating loss and credit carryforwards, partially offset by the reduction in noncurrent deferred tax liabilities resulting from the amortization of identifiable intangible assets and the increase in deferred tax assets related to employee benefits.

(b)
In 2012, included in Taxes and other current assets ($3.6 billion), Taxes and other noncurrent assets ($700 million), Other current liabilities ($11 million) and Noncurrent deferred tax liabilities ($21.6 billion). In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($350 million) and Noncurrent deferred tax liabilities ($18.9 billion).

(c)	See Note 5A. Tax Matters: Taxes on Income from Continuing Operations and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

Schedule of Unrecognized Tax Benefits Roll Forward

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:
(MILLIONS OF DOLLARS)	2012	2011	2010
Balance, beginning	$(7,309)	$(6,759)	$(7,657)
Acquisitions(a)	—	(72)	(49)
Divestitures(b)	85	—	—
Increases based on tax positions taken during a prior period(c)	(139)	(502)	(513)
Decreases based on tax positions taken during a prior period(c), (d)	1,442	271	2,384
Decreases based on cash payments for a prior period	647	575	280
Increases based on tax positions taken during the current period(c)	(1,125)	(855)	(1,396)
Impact of foreign exchange	78	(89)	104
Other, net(c), (e)	6	122	88
Balance, ending(f)	$(6,315)	$(7,309)	$(6,759)

(a)	The amount in 2011 primarily relates to the acquisition of King. See also Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions.

(b)	Primarily relates to the sale of our Nutrition business. See also Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

(c)	Primarily included in Provision for taxes on income.

(d)	Primarily related to effectively settling certain issues with the U.S. and foreign tax authorities. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

(e)	Includes decreases as a result of a lapse of applicable statutes of limitations.

(f)
In 2012, included in Income taxes payable ($36 million), Taxes and other current assets ($30 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($231 million) and Other taxes payable ($5.8 billion). In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes

Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Schedule of Changes in Accumulated Other Comprehensive Loss, Net of Tax

The following table provides the changes, net of tax, in Accumulated other comprehensive income/(loss):
	Net Unrealized Gain/(Losses)			Benefit Plans
(MILLIONS OF DOLLARS)	Currency Translation Adjustment And Other	Derivative Financial Instruments	Available-For-Sale Securities	Actuarial Gains/(Losses)	Prior Service (Costs)/ Credits And Other	Accumulated Other Comprehensive Income/(Loss)
Balance, January 1, 2010	$3,550	$6	$269	$(3,367)	$94	$552
Other comprehensive income/(loss)(a)	(3,381)	(214)	(112)	(580)	295	(3,992)
Balance, December 31, 2010	169	(208)	157	(3,947)	389	(3,440)
Other comprehensive income/(loss)(a)	775	(153)	(111)	(1,173)	(27)	(689)
Balance, December 31, 2011	944	(361)	46	(5,120)	362	(4,129)
Other comprehensive income/(loss)(a)	(1,121)	273	117	(990)	(103)	(1,824)
Balance, December 31, 2012	$(177)	$(88)	$163	$(6,110)	$259	$(5,953)

(a)	Amounts do not include foreign currency translation adjustments attributable to noncontrolling interests of $7 million loss in 2012, $45 million loss in 2011 and
$5 million income in 2010.

Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Financial Instruments [Abstract]
Information about Certain Financial Assets and Liabilities

The following table provides additional information about certain of our financial assets and liabilities:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Selected financial assets measured at fair value on a recurring basis(a)
Trading securities(b)	$142	$154
Available-for-sale debt securities(c)	32,584	29,179
Available-for-sale money market funds(d)	1,727	1,727
Available-for-sale equity securities, excluding money market funds(c)	263	317
Derivative financial instruments in receivable positions:(e)
Interest rate swaps	1,036	1,033
Foreign currency forward-exchange contracts	152	349
Foreign currency swaps	194	17
	36,098	32,776
Other selected financial assets
Held-to-maturity debt securities, carried at amortized cost(c), (f)	1,513	1,587
Private equity securities, carried at equity method or at cost(f), (g)	1,239	1,020
	2,752	2,607
Total selected financial assets	$38,850	$35,383
Financial liabilities measured at fair value on a recurring basis(a)
Derivative financial instruments in a liability position:(h)
Foreign currency swaps	$428	$1,396
Foreign currency forward-exchange contracts	243	355
Interest rate swaps	33	14
	704	1,765
Other financial liabilities(i)
Short-term borrowings, carried at historical proceeds, as adjusted(f)	6,424	4,016
Long-term debt, carried at historical proceeds, as adjusted(j), (k)	31,036	34,926
	37,460	38,942
Total selected financial liabilities	$38,164	$40,707

(a)
We use a market approach in valuing financial instruments on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value. All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except less than 1% that use Level 1 or Level 3 inputs.

(b)	Trading securities are held in trust for legacy business acquisition severance benefits.

(c)	Gross unrealized gains and losses are not significant.

(d)
Includes $408 million as of December 31, 2012 and $357 million as of December 31, 2011 of money market funds held in trust in connection with the asbestos litigation involving Quigley Company, Inc., a wholly owned subsidiary. As of December 31, 2011, this amount includes approximately $625 million of money market funds that were held in escrow to secure certain of Wyeth’s payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin. The amounts held in escrow at December 31, 2011 were released from restriction during 2012 and classified as part of Short-term investments.

(e)
Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $102 million as of December 31, 2012; and foreign currency forward-exchange contracts with fair values of $169 million and interest rate swaps with fair values of $8 million as of December 31, 2011.

(f)
The differences between the estimated fair values and carrying values of held to maturity debt securities, private equity securities at cost and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2012 or December 31, 2011. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities at cost are based on Level 3 inputs, using a market approach.

(g)	Our private equity securities represent investments in the life sciences sector.

(h)
Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $129 million as of December 31, 2012; and foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $123 million as of December 31, 2011.

(i)	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.

(j)	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.

(k)
The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.

Selected Financial Assets and Liabilities Presented in the Condensed Consolidated Balance Sheets

The following table provides the classification of these selected financial assets and liabilities in our consolidated balance sheets:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Assets
Cash and cash equivalents	$1,000	$900
Short-term investments	22,319	23,270
Long-term investments	14,149	9,814
Taxes and other current assets(a)	296	357
Taxes and other noncurrent assets(b)	1,086	1,042
	$38,850	$35,383
Liabilities
Short-term borrowings, including current portion of long-term debt	$6,424	$4,016
Other current liabilities(c)	330	459
Long-term debt	31,036	34,926
Other noncurrent liabilities(d)	374	1,306
	$38,164	$40,707

(a)
As of December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($152 million) and foreign currency swaps ($144 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million).

(b)
As of December 31, 2012, derivative instruments at fair value include interest rate swaps ($1 billion) and foreign currency swaps ($50 million) and, as of December 31, 2011, include interest rate swaps ($1 billion) and foreign currency swaps ($17 million).

(c)
At December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($243 million) and foreign currency swaps ($87 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million).

(d)
At December 31, 2012, derivative instruments at fair value include foreign currency swaps ($341 million) and interest rate swaps ($33 million) and, as of December 31, 2011, include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million).

Contractual Maturities of Available-for-sale and Held-to-maturity Debt Securities

The following table provides the contractual maturities of the available-for-sale and held-to-maturity debt securities:
	Years
		Over 1	Over 5	December 31, 2012
(MILLIONS OF DOLLARS)	Within 1	to 5	to 10	Total
Available-for-sale debt securities
Western European and other government debt(a)	$13,671	$2,084	$—	$15,755
Corporate debt(b)	1,085	4,468	1,741	7,294
Reverse repurchase agreements(c)	2,790	—	—	2,790
Western European, Scandinavian and other government agency debt(a)	2,348	415	—	2,763
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities	—	2,492	43	2,535
U.S. government debt	688	197	—	885
Supranational debt(a)	168	394	—	562
Held-to-maturity debt securities
Certificates of deposit and other	1,240	273	—	1,513
Total debt securities	$21,990	$10,323	$1,784	$34,097

(a)	All issued by above-investment-grade governments, government agencies or supranational entities, as applicable.

(b)	Largely issued by above-investment-grade institutions in the financial services sector.

(c)	Involving U.S. government securities.

Schedule of Long-term Debt Instruments

The following table provides the components of our senior unsecured long-term debt:
		As of December 31,
(MILLIONS OF DOLLARS)	Maturity Date	2012	2011
6.20%(a)	March 2019	$3,327	$3,248
5.35%(a)	March 2015	3,065	3,069
7.20%(a)	March 2039	2,903	2,948
4.75% euro(b)	June 2016	2,638	2,583
5.75% euro(b)	June 2021	2,634	2,581
3.625% euro(b), (c)	June 2013	—	2,392
6.50% U.K. pound(b)	June 2038	2,407	2,306
5.95%	April 2037	2,086	2,088
5.50%	February 2014	1,832	1,893
5.50%(d)	March 2013	—	1,564
4.55% euro	May 2017	1,384	1,325
4.75% euro	December 2014	1,284	1,266
5.50%	February 2016	1,048	1,061
Notes and other debt with a weighted-average interest rate of 6.51%(e)	2021–2036	3,403	3,435
Notes and other debt with a weighted-average interest rate of 5.28%(f)	2014–2018	2,254	2,302
Foreign currency notes and other foreign currency debt with a weighted- average interest rate of 2.48%(g)	2014-2016	771	865
Long-term debt		$31,036	$34,926
Current portion of long-term debt (not included above)		$2,449	$6

(a)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.

(b)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus, in each case, accrued and unpaid interest.

(c)	At December 31, 2012, the note has been reclassified to Current portion of long-term debt.

(d)	At December 31, 2012, the note had been called and is no longer outstanding.

(e)	Contains debt issuances with a weighted-average maturity of approximately 17 years.

(f)	Contains debt issuances with a weighted-average maturity of approximately 4 years.

(g)	Contains debt issuances with a weighted-average maturity of approximately 3 years.

Schedule of Maturities of Long-term Debt

The following table provides the maturity schedule of our Long-term debt outstanding as of December 31, 2012:
(MILLIONS OF DOLLARS)	2014	2015	2016	2017	After 2017	Total
Maturities	$3,922	$3,065	$4,449	$1,907	$17,693	$31,036

Schedule of Gains/(Losses) Incurred to Hedge or Offset Operational Foreign Exchange or Interest Rate Risk

The following table provides information about the gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk:
	Amount of Gains/(Losses) Recognized in OID(a), (b), (c)		Amount of Gains/(Losses) Recognized in OCL (Effective Portion)(a), (d)		Amount of Gains/(Losses) Reclassified from OCL into OID (Effective Portion)(a), (d)
(MILLIONS OF DOLLARS)	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011	Dec 31, 2012	Dec 31, 2011
Derivative Financial Instruments in Cash Flow Hedge Relationships:
Foreign currency swaps	$—	$—	$676	$(496)	$257	$(243)

Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign currency swaps	(4)	7	200	(1,059)	—	—

Derivative Financial Instruments Not Designated as Hedges:
Foreign currency forward-exchange contracts	(61)	(260)	—	—	—	—
Foreign currency swaps	(7)	106	—	—	—	—

Non-Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign currency short-term borrowings	—	—	—	940	—	—
Foreign currency long-term debt	—	—	88	(41)	—	—
All other net	7	15	5	(4)	6	4
	$(65)	$(132)	$969	$(660)	$263	$(239)

(a)
OID = Other (income)/deductions—net, included in Other deductions—net in the consolidated statements of income. OCL = Other comprehensive loss, included in the consolidated statements of comprehensive income.

(b)	Also includes gains and losses attributable to the hedged risk in fair value hedge relationships.

(c)	There was no significant ineffectiveness for any period presented.

(d)
Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive loss––Unrealized holding gains/(losses) on derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive loss––foreign currency translation adjustments.

Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Schedule of Components of Inventories

The following table provides the components of Inventories:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Finished goods	$2,529	$2,311
Work-in-process	3,794	3,514
Raw materials and supplies	740	785
Inventories	$7,063	$6,610
Noncurrent inventories (not included above)(a)	$761	$800

(a)	Included in Taxes and other noncurrent assets. There are no recoverability issues associated with these amounts.

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Components of Property, Plant and Equipment

The following table provides the components of Property, plant and equipment:
	Useful Lives	As of December 31,
(MILLIONS OF DOLLARS)	(Years)	2012	2011
Land	—	$597	$737
Buildings	33-50	11,420	12,089
Machinery and equipment	8-20	10,795	10,882
Furniture, fixtures and other	3-12 1/2	3,962	4,235
Construction in progress	—	1,108	1,294
		27,882	29,237
Less: Accumulated depreciation		13,421	13,316
Property, plant and equipment(a)		$14,461	$15,921

(a)	The decrease in total property, plant and equipment is primarily due to depreciation, disposals, impairments and the impact of foreign exchange, partially offset by capital additions.

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Goodwill

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	Primary Care		Specialty Care and Oncology	Established Products and Emerging Markets	Other Operating Segments(a)	Total
Balance, January 1, 2011	$6,050	—	$16,659	$18,274	$2,449	$43,432
Additions(b)	129		300	321	55	805
Other(c)	50		138	151	(7)	332
Balance, December 31, 2011	6,229		17,097	18,746	2,497	44,569
Additions(d)	—		—	91	514	605
Other(c)	(77)		(212)	(234)	21	(502)
Balance, December 31, 2012	$6,152		$16,885	$18,603	$3,032	$44,672

(a)	Reflects amounts associated with Animal Health and Consumer Healthcare.

(b)	Primarily reflects the acquisition of King (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

(c)	Primarily reflects the impact of foreign exchange.

(d)	Related to our acquisitions of Ferrosan, Alacer and NextWave (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

Schedule of Finite Lived And Indefinite Lived Intangible Assets

The following table provides the components of Identifiable intangible assets:
	December 31, 2012			December 31, 2011
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights	$73,112	$(37,069)	$36,043	$72,678	$(31,922)	$40,756
Brands	1,873	(781)	1,092	1,678	(687)	991
License agreements and other	1,085	(793)	292	1,048	(577)	471
	76,070	(38,643)	37,427	75,404	(33,186)	42,218
Indefinite-lived intangible assets
Brands	7,828	—	7,828	7,694	—	7,694
In-process research and development	688	—	688	1,200	—	1,200
Trademarks/Tradenames	70	—	70	72	—	72
	8,586	—	8,586	8,966	—	8,966
Identifiable intangible assets(a)	$84,656	$(38,643)	$46,013	$84,370	$(33,186)	$51,184

(a)
The decrease is primarily related to amortization, as well as impairment charges (see Note 4. Other Deductions—Net), partially offset by the assets acquired as part of the acquisitions of NextWave, Ferrosan and Alacer (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

Schedule of Expected Amortization Expense

The following table provides the annual amortization expense expected for the years 2013 through 2017:
(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017
Amortization expense	$4,804	$4,145	$3,735	$3,488	$3,373

Pension and Postretirement Benefit Plans and Defined Contribution Plans (Tables)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Schedule of Net Periodic Benefit Costs

The following table provides the annual cost and changes in Other comprehensive loss for our benefit plans:
	Year Ended December 31,
	Pension Plans
	U.S. Qualified(a)			U.S. Supplemental (Non-Qualified)(b)			International(c)			Postretirement Plans(d)
(MILLIONS OF DOLLARS)	2012	2011	2010	2012	2011	2010	2012	2011	2010	2012	2011	2010
Service cost(e)	$357	$351	347	$35	$36	28	$215	$243	224	$68	$68	79
Interest cost(e)	697	734	740	62	72	77	406	443	418	182	195	211
Expected return on plan assets(e)	(983)	(871)	(782)	—	—	—	(424)	(437)	(425)	(46)	(35)	(31)
Amortization of:
Actuarial losses(e)	306	145	151	41	36	29	93	86	67	33	17	15
Prior service credits	(10)	(8)	2	(3)	(3)	(2)	(7)	(5)	(4)	(49)	(53)	(38)
Curtailments and settlements––net	83	95	(52)	24	23	1	(9)	—	(3)	(65)	(68)	(23)
Special termination benefits	8	23	73	30	26	180	5	5	6	6	3	19
Net periodic benefit costs	458	469	479	189	190	313	279	335	283	129	127	232
Changes in Other comprehensive loss(f)	461	1,879	260	110	36	117	759	(365)	152	267	421	(183)
Total amount recognized in comprehensive income	$919	$2,348	$739	$299	$226	$430	$1,038	$(30)	$435	$396	$548	$49

(a)
2012 v. 2011––The decrease in net periodic benefit cost for our U.S. qualified plans was primarily driven by (i) higher expected return on plan assets (resulting from contributions made to the plan in 2011 that increased the plan asset base), (ii) lower interest costs, (iii) a decrease in special termination benefits, and (iv) lower curtailments and settlements––net due to the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico largely offset by an increase in the amounts amortized for actuarial losses (resulting from a decrease in the discount rate and lower than expected actual returns in 2011). 2011 v. 2010––The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts.

(b)
2012 v. 2011––The net periodic benefit cost for our U.S. supplemental (non-qualified) pension plans was largely unchanged as the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico was more than offset by higher settlement activity. 2011 v. 2010––The decrease in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives.

(c)
2012 v. 2011––The decrease in net periodic benefit costs for our international pension plans was primarily driven by changes impacting our U.K. plans in 2011 (see (e) below) as well as higher curtailment gains resulting from ongoing restructuring initiatives. 2011 v. 2010––The increase in the international plans’ net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.

(d)
2012 v. 2011––The net periodic benefit cost for our postretirement plans was largely unchanged, as an increase in amounts amortized for actuarial plan losses was partially offset by higher expected return on plan assets. 2011 v. 2010––The decrease in the postretirement plans’ net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010.

(e)
The decrease in service cost in 2012 for our international plans is largely driven by restructuring activities in the U.K. and Ireland. The decrease in interest cost in 2012 and 2011 reflect lower interest rates during the periods. The increase in the expected return on plan assets in 2012 for our U.S. qualified plans is due to a higher plan asset base. The higher amortization of actuarial losses is due larger accumulated actuarial losses resulting from lower interest rates.

(f)	For details, see our Consolidated Statements of Comprehensive Income and Note 6. Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests.

Schedule of Amounts in Accumulated Other Comprehensive Income/(Loss) Expected to be Amortized into 2012 Net Periodic Benefit Costs

The following table provides the amounts in Accumulated other comprehensive loss expected to be amortized into 2013 net periodic benefit costs:
	Pension Plans
(MILLIONS OF DOLLARS)	U.S. Qualified	U.S. Supplemental (Non-Qualified)	International	Postretirement Plans
Actuarial losses	$(360)	$(54)	$(149)	$(46)
Prior service credits and other	7	2	8	45
Total	$(353)	$(52)	$(141)	$(1)

Schedule of Assumptions Used

The following table provides the weighted-average actuarial assumptions of our benefit plans:
(PERCENTAGES)	2012	2011	2010
Weighted-average assumptions used to determine benefit obligations
Discount rate:
U.S. qualified pension plans	4.3%	5.1%	5.9%
U.S. non-qualified pension plans	3.9%	5.0%	5.8%
International pension plans	3.8%	4.7%	4.8%
Postretirement plans	4.1%	4.8%	5.6%
Rate of compensation increase:
U.S. qualified pension plans	2.7%	3.5%	4.0%
U.S. non-qualified pension plans	2.8%	3.5%	4.0%
International pension plans	3.1%	3.3%	3.5%
Weighted-average assumptions used to determine net periodic benefit cost
Discount rate:
U.S. qualified pension plans	5.1%	5.9%	6.3%
U.S. non-qualified pension plans	5.0%	5.8%	6.2%
International pension plans	4.7%	4.8%	5.1%
Postretirement plans	4.8%	5.6%	6.0%
Expected return on plan assets:
U.S. qualified pension plans	8.5%	8.5%	8.5%
International pension plans	5.9%	6.0%	6.4%
Postretirement plans	8.5%	8.5%	8.5%
Rate of compensation increase:
U.S. qualified pension plans	3.5%	4.0%	4.0%
U.S. non-qualified pension plans	3.5%	4.0%	4.0%
International pension plans	3.3%	3.5%	3.6%

Schedule of Health Care Cost Trend Rates

The following table provides the healthcare cost trend rate assumptions for our U.S. postretirement benefit plans:
	2012	2011
Healthcare cost trend rate assumed for next year	7.5%	7.8%
Rate to which the cost trend rate is assumed to decline	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2027	2027

Schedule of Effect of One-Percentage-Point Change in Assumed Health Care Cost Trend Rates

The following table provides the effects as of December 31, 2012 of a one-percentage-point increase or decrease in the healthcare cost trend rate assumed for postretirement benefits:
(MILLIONS OF DOLLARS)	Increase	Decrease
Effect on total service and interest cost components	$17	$(16)
Effect on postretirement benefit obligation	333	(293)

Schedule of Analysis of the Changes in the Benefit Obligations, Plan assets and Accounting Funded Status of Pension and Postretirement Benefit Plans

The following table provides an analysis of the changes in our benefit obligations, plan assets and funded status of our benefit plans:
	Year Ended December 31,
	Pension Plans
	U.S. Qualified(a)		U.S. Supplemental (Non-Qualified)(b)		International(c)		Postretirement Plans(d)
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Change in benefit obligation (e)

Benefit obligation, beginning	$14,835	$13,035	$1,431	$1,401	$8,891	$8,965	$3,900	$3,582
Service cost	357	351	35	36	215	243	68	68
Interest cost	697	734	62	72	406	443	182	195
Employee contributions	—	—	—	—	9	12	58	45
Plan amendments	—	(73)	—	(9)	(1)	4	(24)	(28)
Changes in actuarial assumptions and other	1,926	1,808	252	111	1,232	(516)	259	300
Foreign exchange impact	—	—	—	—	(80)	304	1	—
Acquisitions	(1)	56	1	—	71	3	—	14
Curtailments	(605)	(97)	(80)	(10)	(101)	(121)	(11)	17
Settlements	(485)	(476)	(121)	(128)	(33)	(56)	—	—
Special termination benefits	8	23	30	26	5	5	6	3
Benefits paid	(464)	(526)	(61)	(68)	(387)	(395)	(274)	(296)
Benefit obligation, ending(e)	16,268	14,835	1,549	1,431	10,227	8,891	4,165	3,900

Change in plan assets
Fair value of plan assets, beginning	12,005	10,596	—	—	6,953	6,542	422	414
Actual gain on plan assets	1,464	398	—	—	668	176	85	9
Company contributions	20	1,969	182	196	383	475	353	250
Employee contributions	—	—	—	—	9	12	58	45
Foreign exchange impact	—	—	—	—	(35)	197	—	—
Acquisitions	—	44	—	—	31	2	—	—
Settlements	(485)	(476)	(121)	(128)	(33)	(56)	—	—
Benefits paid	(464)	(526)	(61)	(68)	(387)	(395)	(274)	(296)
Fair value of plan assets, ending	12,540	12,005	—	—	7,589	6,953	644	422
Funded status—Plan assets less than benefit obligation	$(3,728)	$(2,830)	$(1,549)	$(1,431)	$(2,638)	$(1,938)	$(3,521)	$(3,478)

(a)
The unfavorable change in the funded status of our U.S. qualified plans is primarily due to the decrease in the discount rate, partially offset by the curtailment resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico, and an increase in the actual gain on plan assets.

(b)
Our U.S. supplemental (non-qualified) plans are generally not funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, will be paid from cash generated from operations.

(c)
The unfavorable change in the funded status of our international plans is primarily due to changes in actuarial assumptions, partially offset by an increase in the actual gain on plan assets. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist.

(d)	The funded status of our postretirement plans is largely unchanged as changes in actuarial assumptions were offset by the actual return on plan assets and increased contributions.

(e)
For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation (ABO). The ABO for all of our U.S. qualified pension plans was $15.9 billion in 2012 and $13.8 billion in 2011. The ABO for our U.S. supplemental (non-qualified) pension plans was $1.5 billion in 2012 and $1.2 billion 2011. The ABO for our international pension plans was $9.4 billion in 2012 and $8.3 billion in 2011.

The following table provides information as to how the funded status is recognized in our consolidated balance sheets:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International		Postretirement Plans
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Noncurrent assets(a)	$—	$—	$—	$—	$124	$327	$—	$—
Current liabilities(b)	—	—	(162)	(130)	(47)	(41)	(28)	(134)
Noncurrent liabilities(c)	(3,728)	(2,830)	(1,387)	(1,301)	(2,715)	(2,224)	(3,493)	(3,344)
Funded status	$(3,728)	$(2,830)	$(1,549)	$(1,431)	$(2,638)	$(1,938)	$(3,521)	$(3,478)

Schedule of Amounts Recognized in Balance Sheet

The following table provides information as to how the funded status is recognized in our consolidated balance sheets:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International		Postretirement Plans
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Noncurrent assets(a)	$—	$—	$—	$—	$124	$327	$—	$—
Current liabilities(b)	—	—	(162)	(130)	(47)	(41)	(28)	(134)
Noncurrent liabilities(c)	(3,728)	(2,830)	(1,387)	(1,301)	(2,715)	(2,224)	(3,493)	(3,344)
Funded status	$(3,728)	$(2,830)	$(1,549)	$(1,431)	$(2,638)	$(1,938)	$(3,521)	$(3,478)

(a)	Included primarily in Taxes and other noncurrent assets.

(b)	Included in Accrued compensation and related items.

(c)	Included in Pension benefit obligations and Postretirement benefit obligations, as appropriate.

Schedule of Amounts Recognized in Other Comprehensive Income (Loss)

The following table provides the pre-tax components of amounts recognized in Accumulated other comprehensive loss:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International		Postretirement Plans
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Actuarial losses(a)	$(5,027)	$(4,638)	$(664)	$(566)	$(2,780)	$(2,020)	$(932)	$(759)
Prior service (costs)/credits and other	51	123	14	26	(20)	(21)	374	468
Total	$(4,976)	$(4,515)	$(650)	$(540)	$(2,800)	$(2,041)	$(558)	$(291)

(a)
The actuarial losses primarily represent the impact of changes in discount rates and other assumptions that result in cumulative changes in our projected benefit obligations as well as the cumulative difference between the expected return and actual return on plan assets. These actuarial losses are recognized in Accumulated other comprehensive loss and are amortized into net periodic benefit costs over an average period of 9.8 years for our U.S. qualified plans, an average period of 9.9 years for our U.S. supplemental (non-qualified) plans, an average period of 14.5 years for our international plans and an average period of 11.0 years for our postretirement plans.

Schedule of Benefit Obligations in Excess of Fair Value of Plan Assets

The following table provides information related to the funded status of selected benefit plans:
	As of December 31,
	Pension Plans
	U.S. Qualified		U.S. Supplemental (Non-Qualified)		International
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$12,540	$12,005	$—	$—	$2,776	$2,529
Accumulated benefit obligation	15,870	13,799	1,465	1,225	5,056	4,446
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	12,540	12,005	—	—	6,432	2,686
Projected benefit obligation	16,268	14,835	1,549	1,431	9,193	4,951

Schedule of Allocation of Plan Assets

The following table provides the components of plan assets:
		Fair Value(a)				Fair Value(a)
(MILLIONS OF DOLLARS)	As of December 31, 2012	Level 1	Level 2	Level 3	As of December 31, 2011	Level 1	Level 2	Level 3
U.S. qualified pension plans
Cash and cash equivalents	$368	$—	$368	$—	$2,111	$—	$2,111	$—
Equity securities:
Global equity securities	3,536	3,519	17	—	2,522	2,509	12	1
Equity commingled funds	2,215	—	2,215	—	1,794	—	1,794	—
Debt securities:
Fixed income commingled funds	943	—	943	—	870	—	870	—
Government bonds	1,093	—	1,093	—	808	—	805	3
Corporate debt securities	2,414	—	2,411	3	1,971	—	1,966	5
Other investments:
Private equity funds	866	—	—	866	920	—	—	920
Insurance contracts	348	—	348	—	353	—	353	—
Other	757	—	—	757	656	—	—	656
Total	12,540	3,519	7,395	1,626	12,005	2,509	7,911	1,585
International pension plans
Cash and cash equivalents	299	—	299	—	299	—	299	—
Equity securities:
Global equity securities	1,723	1,638	85	—	1,513	1,432	81	—
Equity commingled funds	2,194	—	2,194	—	1,966	—	1,966	—
Debt securities:
Fixed income commingled funds	825	—	825	—	785	—	785	—
Government bonds	914	—	914	—	956	—	956	—
Corporate debt securities	613	—	613	—	536	—	536	—
Other investments:
Private equity funds	110	—	14	96	55	—	4	51
Insurance contracts	465	—	117	348	433	—	67	366
Other	446	—	57	389	410	—	62	348
Total	7,589	1,638	5,118	833	6,953	1,432	4,756	765
U.S. postretirement plans(b)
Cash and cash equivalents	28	—	28	—	19	—	19	—
Equity securities:
Global equity securities	79	79	—	—	24	24	—	—
Equity commingled funds	50	—	50	—	17	—	17	—
Debt securities:
Fixed income commingled funds	20	—	20	—	8	—	8	—
Government bonds	25	—	25	—	8	—	8	—
Corporate debt securities	55	—	55	—	19	—	19	—
Other investments:
Insurance contracts	350	—	350	—	312	—	312	—
Other	37	—	37	—	15	—	15	—
Total	$644	$79	$565	$—	$422	$24	$398	$—

(a)	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value).

(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

The following table provides an analysis of the changes in our more significant investments valued using significant unobservable inputs:
	Year Ended December 31,
	U.S. Qualified Pension Plans				International Pension Plans
	Private Equity Funds		Other		Insurance Contracts		Other
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Fair value, beginning	$920	$899	$656	$465	$366	$366	$348	$214
Actual return on plan assets:
Assets held, ending	4	(246)	61	24	8	8	(14)	(4)
Assets sold during the period	—	55	—	(6)	—	—	5	—
Purchases, sales and settlements, net	(58)	212	40	173	(5)	(12)	50	120
Transfer into/(out of) Level 3	—	—	—	—	(5)	(15)	—	12
Exchange rate changes	—	—	—	—	(16)	19	—	6
Fair value, ending	$866	$920	$757	$656	$348	$366	$389	$348

Schedule of Effect of Significant Unobservable Inputs, Changes in Plan Assets

The following table provides an analysis of the changes in our more significant investments valued using significant unobservable inputs:
	Year Ended December 31,
	U.S. Qualified Pension Plans				International Pension Plans
	Private Equity Funds		Other		Insurance Contracts		Other
(MILLIONS OF DOLLARS)	2012	2011	2012	2011	2012	2011	2012	2011
Fair value, beginning	$920	$899	$656	$465	$366	$366	$348	$214
Actual return on plan assets:
Assets held, ending	4	(246)	61	24	8	8	(14)	(4)
Assets sold during the period	—	55	—	(6)	—	—	5	—
Purchases, sales and settlements, net	(58)	212	40	173	(5)	(12)	50	120
Transfer into/(out of) Level 3	—	—	—	—	(5)	(15)	—	12
Exchange rate changes	—	—	—	—	(16)	19	—	6
Fair value, ending	$866	$920	$757	$656	$348	$366	$389	$348

Schedule of Long-Term Target Asset Allocations Ranges and the Percentage of the Fair Value of Plan Assets

The following table provides the long-term target asset allocations ranges and the percentage of the fair value of plan assets for benefit plans:
	As of December 31,
	Target Allocation Percentage	Percentage of Plan Assets
(PERCENTAGES)	2012	2012	2011
U.S. qualified pension plans
Cash and cash equivalents	0-5	2.9%	17.6%
Equity securities	25-50	45.9%	36.0%
Debt securities	30-55	35.5%	30.4%
Real estate and other investments	10-15	15.7%	16.0%
Total	100%	100%	100%
International pension plans
Cash and cash equivalents	0-5	3.9%	4.4%
Equity securities	25-50	51.6%	50.0%
Debt securities	30-55	31.0%	32.7%
Real estate and other investments	10-15	13.5%	12.9%
Total	100%	100%	100.0%
U.S. postretirement plans
Cash and cash equivalents	0-5	4.4%	4.6%
Equity securities	10-35	20.1%	9.7%
Debt securities	5-30	15.5%	8.1%
Real estate, insurance contracts and other investments	55-70	60.0%	77.6%
Total	100%	100%	100%

Schedule of Expected Future Cash Flow Information

The following table provides the expected future cash flow information related to our benefit plans:
	Pension Plans
(MILLIONS OF DOLLARS)	U.S.Qualified	U.S. Supplemental (Non-Qualified)	International	Postretirement Plans
Expected employer contributions:
2013	$—	$162	$343	$257
Expected benefit payments:
2013	$1,115	$162	$444	$295
2014	782	137	400	306
2015	796	116	417	313
2016	812	111	430	321
2017	856	114	442	329
2018–2022	4,595	561	2,396	1,748

Share-Based Payments (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Share-based Compensation Expense and Associated Tax Benefit

The following table provides the components of share-based compensation expense and the associated tax benefit:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Restricted stock units	$235	$228	$211
Stock options	157	166	150
Total shareholder return units	35	17	28
Performance share awards	35	3	14
Portfolio performance shares	14	—	—
Directors’ compensation and other	5	5	2
Share-based payment expense	481	419	405
Tax benefit for share-based compensation expense	(149)	(139)	(129)
Share-based payment expense, net of tax	$332	$280	$276

Stock Options [Member]
Schedule of Valuation Assumptions

The following table provides the weighted-average assumptions used in the valuation of stock options:
	Year Ended December 31,
	2012	2011	2010
Expected dividend yield(a)	4.10%	4.14%	4.00%
Risk-free interest rate(b)	1.28%	2.59%	2.87%
Expected stock price volatility(c)	23.78%	25.55%	26.85%
Expected term(d) (years)	6.50	6.25	6.25

(a)	Determined using a constant dividend yield during the expected term of the option.

(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.

(c)	Determined using implied volatility, after consideration of historical volatility.

(d)	Determined using historical exercise and post-vesting termination patterns.

Summary of Stock Option Activity Data

The following table summarizes data related to all stock option activity:
	Year Ended/As of December 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	2012	2011	2010
Weighted-average grant date fair value per stock option	$2.79	$3.15	$3.25
Aggregate intrinsic value on exercise	$263	$32	$5
Cash received upon exercise	$568	$153	$16
Tax benefits realized related to exercise	$81	$10	$1
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$148	$177	$178
Weighted-average period over which stock option compensation cost is expected to be recognized (years)	1.2	1.3	1.3

Schedule of stock option activity

The following table summarizes all stock option activity during 2012:
	Shares (Thousands)	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value(a) (Millions)
Outstanding, December 31, 2011	429,553	$25.31
Granted	57,919	21.04
Exercised	(37,160)	15.98
Forfeited	(6,881)	19.12
Canceled	(60,476)	35.96
Outstanding, December 31, 2012	382,955	$24.00	5.0	$1,230
Vested and expected to vest(b), December 31, 2012	375,102	24.10	4.9	$1,183
Exercisable, December 31, 2012	225,829	$27.32	2.8	$308

(a)	Market price of underlying Pfizer common stock less exercise price.

(b)	The number of options expected to vest takes into account an estimate of expected forfeitures.

Restricted Stock Units [Member]
Summary of Stock Option Activity Data

The following table provides data related to all RSU activity:
(MILLIONS OF DOLLARS)	Year Ended December 31,
	2012	2011	2010
Total fair value of shares vested	$348	$256	$222
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$258	$264	$230
Weighted-average period over which RSU cost is expected to be recognized (years)	1.2	1.3	1.4

Schedule of stock option activity

The following table summarizes all RSU activity during 2012:
	Shares (Thousands)	Weighted- Average Grant Date Fair Value Per Share
Nonvested, December 31, 2011	41,940	$17.08
Granted	13,232	21.05
Vested	(15,464)	15.09
Reinvested dividend equivalents	1,585	22.95
Forfeited	(3,433)	19.17
Nonvested, December 31, 2012	37,860	$19.34

Performance Share Awards [Member]
Summary of Stock Option Activity Data

The following table provides data related to all PPS activity:
(MILLIONS OF DOLLARS)	Year Ended December 31,
	2012	2011	2010
Total fair value of shares vested	$—	$—	$—
Total compensation cost related to nonvested PPS awards not yet recognized, pre-tax	$33	$—	$—
Weighted-average period over which nonvested PPS cost is expected to be recognized (years)	2.2	—	—

Schedule of stock option activity

The following table summarizes all PPS activity during 2012, with the shares representing the maximum award that could be achieved:
	Shares (Thousands)	Weighted- Average Intrinsic Value Per Share
Nonvested, December 31, 2011	—	$—
Granted	3,964	21.03
Vested	(2)	22.42
Forfeited	(220)	23.18
Nonvested, December 31, 2012	3,742	$25.08

Earnings Per Common Share Attributable to Common Shareholders (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Earning Per Share

The following table provides the detailed calculation of Earnings per common share:
		Year Ended December 31,
(IN MILLIONS)		2012	2011	2010
EPS Numerator––Basic
Income from continuing operations		$9,518	$8,395	$8,318
Less: Net income attributable to noncontrolling interests		28	40	31
Income from continuing operations attributable to Pfizer Inc.		9,490	8,355	8,287
Less: Preferred stock dividends––net of tax		2	2	2
Income from continuing operations attributable to Pfizer Inc. common shareholders		9,488	8,353	8,285
Discontinued operations––net of tax		5,080	1,654	(30)
Net income attributable to Pfizer Inc. common shareholders		$14,568	$10,007	$8,255
EPS Numerator––Diluted
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions		$9,490	$8,355	$8,287
Discontinued operations––net of tax		5,080	1,654	(30)
Net income attributable to Pfizer Inc. common shareholders and assumed conversions		$14,570	$10,009	$8,257
EPS Denominator
Weighted-average number of common shares outstanding––Basic		7,442	7,817	8,036
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock		66	53	38
Weighted-average number of common shares outstanding––Diluted		7,508	7,870	8,074
Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans(a)	—	177	272	413

(a)
These common stock equivalents were outstanding for the years ended December 31, 2012, 2011 and 2010, but were not included in the computation of diluted EPS for those periods because their inclusion would have had an anti-dilutive effect.

Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Future Minimum Rental Commitments Under Non-Cancelable Operating Leases

The future minimum rental commitments under non-cancelable operating leases follow:
(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017
Lease commitments	$184	$162	$132	$85	$74	$618

Segment, Geographic and Other Revenue Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Selected Income Statement Information by Segment

The following table provides selected income statement information by reportable segment:
	Revenues			R&D Expenses			Earnings(a)			Depreciation & Amortization(b)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(c)	2010	2012	2011(c)	2010	2012	2011(c)	2010	2012	2011(c)	2010
Reportable Segments:
Primary Care(d)	$15,558	$22,670	$23,328	$1,009	$1,307	$1,473	$9,613	$15,001	$15,773	$244	$247	$201
Specialty Care and Oncology	15,461	16,568	16,435	1,401	1,561	1,624	10,499	10,789	10,571	406	419	432
Established Products and Emerging Markets(e)	20,195	18,509	18,760	403	441	452	11,218	9,417	10,100	410	422	418
Total reportable segments	51,214	57,747	58,523	2,813	3,309	3,549	31,330	35,207	36,444	1,060	1,088	1,051
Other operating segments(f)	7,511	7,212	6,323	693	425	428	1,919	2,009	1,565	245	232	197
Other business activities(g)	261	300	319	2,838	3,340	3,711	(2,891)	(3,343)	(3,735)	116	153	197
Reconciling Items:
Corporate(h)	—	—	—	971	1,292	1,551	(6,240)	(7,410)	(7,966)	485	540	617
Purchase accounting adjustments(i)	—	—	—	(3)	(2)	149	(4,957)	(6,753)	(8,136)	5,022	5,525	5,436
Acquisition-related costs(j)	—	—	—	6	23	34	(967)	(1,979)	(3,926)	283	624	781
Certain significant items(k)	—	—	—	522	654	18	(5,324)	(4,347)	(3,565)	300	611	—
Other unallocated(l)	—	—	—	30	33	43	(790)	(1,080)	(1,210)	100	134	120
	$58,986	$65,259	$65,165	$7,870	$9,074	$9,483	$12,080	$12,304	$9,471	$7,611	$8,907	$8,399

(a)	Income from continuing operations before provision for taxes on income.

(b)	Certain production facilities are shared. Deprecation is allocated based on estimates of physical production.

(c)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(d)
Revenues and Earnings from the Primary Care segment decreased for 2012 as compared to the prior year, and earnings as a percentage of revenues also declined, primarily due to the loss of exclusivity of Lipitor in most major markets, and the subsequent shift in the reporting of Lipitor in those major markets to the Established Products business unit.

(e)
Revenues and Earnings from the Established Products and Emerging Markets segment increased in 2012 as compared to the prior year, primarily due to additional products losing exclusivity and moving to the Established Products unit and increased operational sales in emerging markets, partially offset by unfavorable foreign exchange. Earnings as a percentage of revenue increased due to the change in the mix of products.

(f)
Includes the Animal Health operating segment and the Consumer Healthcare operating segment. In 2012, higher R&D expenses and lower Earnings reflect the Consumer Healthcare acquisition of the over-the-counter (OTC) rights for Nexium (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

(g)
Other business activities includes the revenues and operating results of Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales operation, and the research and development costs managed by our Worldwide Research and Development organization and our Pfizer Medical organization.

(h)
Corporate for R&D expenses includes, among other things, administration expenses and compensation expenses associated with our research and development activities and for Earnings includes, among other things, administration expenses, interest income/(expense) and certain compensation and other costs not charged to our operating segments.

(i)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment.

(j)
Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).

(k)	Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis.
For Earnings in 2012, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $1.9 billion, (ii) charges for certain legal matters of $2.2 billion, (iii) certain asset impairment charges of $884 million, (iv) costs associated with the separation of Zoetis of $325 million and (v) other charges of $36 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For Earnings in 2011, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $2.5 billion, (ii) certain asset impairment charges of $856 million, (iii) charges for certain legal matters of $822 million, (iv) other charges of $101 million and (v) costs associated with the separation of Zoetis of $35 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For Earnings in 2010, certain significant items includes: (i) certain asset impairment charges of $1.8 billion, (ii) charges for certain legal matters of $1.7 billion, (iii) inventory write-off of $212 million and (iv) other income of $102 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).
For R&D in all periods presented, certain significant items primarily reflect additional depreciation––asset restructuring and implementation costs.

(l)	Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment

Schedule of Revenues by Geographic Region

The following table provides revenues by geographic area:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(a)	2010
Revenues
United States	$23,086	$26,933	$28,855
Developed Europe(b)	13,375	16,099	16,156
Developed Rest of World(c)	10,554	10,975	9,891
Emerging Markets(d)	11,971	11,252	10,263
Revenues	$58,986	$65,259	$65,165

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(b)
Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Revenues denominated in euros were $10 billion, $12 billion and $12 billion for 2012, 2011 and 2010, respectively.

(c)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand and South Korea.

(d)
Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, the Middle East, Eastern Europe, Africa, Turkey and Central Europe

Schedule of Long-Lived Assets by Geographic Region
.

Long-lived assets by geographic region follow:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Property, plant and equipment, net
United States	$7,262	$7,893	$8,508
Developed Europe(a)	5,121	5,866	7,000
Developed Rest of World(b)	847	903	853
Emerging Markets(c)	1,231	1,259	1,246
Property, plant and equipment, net	$14,461	$15,921	$17,607

(a)	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries.

(b)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.

(c)	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turke

Schedule of Significant Product Revenues

The following table provides revenues by product:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011(a)	2010
Revenues from biopharmaceutical products:
Lyrica	$4,158	$3,693	$3,063
Lipitor(b)	3,948	9,577	10,733
Enbrel (Outside the U.S. and Canada)	3,737	3,666	3,274
Prevnar 13/Prevenar 13	3,718	3,657	2,416
Celebrex	2,719	2,523	2,374
Viagra	2,051	1,981	1,928
Norvasc	1,349	1,445	1,506
Zyvox	1,345	1,283	1,176
Sutent	1,236	1,187	1,066
Premarin family	1,073	1,013	1,040
Genotropin	832	889	885
Xalatan/Xalacom	806	1,250	1,749
BeneFIX	775	693	643
Detrol/Detrol LA	761	883	1,013
Vfend	754	747	825
Chantix/Champix	670	720	755
Pristiq	630	577	466
ReFacto AF/Xyntha	584	506	404
Zoloft	541	573	532
Revatio	534	535	481
Medrol	523	510	455
Zosyn/Tazocin	484	636	952
Zithromax/Zmax	435	453	415
Effexor	425	678	1,718
Prevnar/Prevenar (7-valent)	399	488	1,253
Fragmin	381	382	341
Relpax	368	341	323
Rapamune	346	372	388
Cardura	338	380	413
Tygacil	335	298	324
Aricept(c)	326	450	454
Xanax XR	274	306	307
BMP2	263	340	400
Sulperazon	262	218	213
Diflucan	259	265	278
Caduet	258	538	527
Neurontin	235	289	322
Dalacin/Cleocin	232	192	214
Unasyn	228	231	244
Metaxalone/Skelaxin(d)	223	203	—
Inspra	214	195	157
Toviaz	207	187	137
Somavert	197	183	157
Alliance revenues(e)	3,492	3,630	4,084
All other biopharmaceutical products(f)	8,289	8,584	8,118
Total revenues from biopharmaceutical products	51,214	57,747	58,523
Revenues from other products:
Animal Health	4,299	4,184	3,575
Consumer Healthcare	3,212	3,028	2,748
Other(g)	261	300	319
Revenues	$58,986	$65,259	$65,165

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011.

(b)
Lipitor lost exclusivity in the U.S. in November 2011 and various other major markets in 2011 and 2012. This loss of exclusivity reduced branded worldwide revenues by $5.6 billion in 2012, in comparison with 2011, and reduced branded worldwide revenues by $1.2 billion in 2011, in comparison with 2010.

(c)	Represents direct sales under license agreement with Eisai Co., Ltd.

(d)	Legacy King product.

(e)	Includes Enbrel (in the U.S. and Canada), Spiriva, Rebif, Aricept and Exforge.

(f)	Includes sales of generic atorvastatin.

(g)	Includes revenues generated primarily from Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales organization.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Narrative (Detail) (USD $)	12 Months Ended						96 Months Ended		3 Months Ended									0 Months Ended				0 Months Ended	1 Months Ended	0 Months Ended						0 Months Ended			0 Months Ended				12 Months Ended			11 Months Ended	12 Months Ended				12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2012	Oct. 31, 2012 Shionogi-Viiv Healthcare LLC [Member] ViiV [Member]	Dec. 31, 2012 ViiV Healthcare Limited [Member]	Oct. 31, 2012 ViiV Healthcare Limited [Member] Pfizer [Member]	Oct. 30, 2012 ViiV Healthcare Limited [Member] Pfizer [Member]	Oct. 31, 2012 ViiV Healthcare Limited [Member] GlaxoSmithKline Plc [Member]	Oct. 30, 2012 ViiV Healthcare Limited [Member] GlaxoSmithKline Plc [Member]	Oct. 31, 2012 ViiV Healthcare Limited [Member] Shionogi [Member]	Sep. 06, 2012 Hisun Pfizer Pharmaceuticals Co. Ltd [Member]	Sep. 06, 2012 Hisun Pfizer Pharmaceuticals Co. Ltd [Member] Zhejiang Hisun Pharmaceuticals [Member]	Sep. 06, 2012 Hisun Pfizer Pharmaceuticals Co. Ltd [Member] Pfizer [Member]	May 23, 2012 Laboratorio Teuto Brasilero [Member]	Nov. 08, 2010 Laboratorio Teuto Brasilero [Member]	Nov. 08, 2010 Laboratorio Teuto Brasilero [Member] Pfizer [Member]	Nov. 08, 2010 Laboratorio Teuto Brasilero [Member] Teuto [Member]	Nov. 30, 2012 Nutrition [Member]	Aug. 31, 2011 Capsugel [Member]	Nov. 30, 2012 Maximum [Member] Nutrition [Member]	Nov. 30, 2012 Minimum [Member] Nutrition [Member]	Nov. 27, 2012 NextWave Pharmaceuticals, Inc. [Member]	Nov. 27, 2012 NextWave Pharmaceuticals, Inc. [Member] Developed Technology Rights [Member]	Nov. 27, 2012 NextWave Pharmaceuticals, Inc. [Member] In Process Research And Development [Member]	Nov. 27, 2012 NextWave Pharmaceuticals, Inc. [Member] Maximum [Member]	Aug. 13, 2012 OTC Nexium, 20 Mg Tablet	Feb. 26, 2012 Alacer Corp [Member]	Apr. 01, 2012 Ferrosan Holding A/S [Member]	Oct. 29, 2012 Excaliard [Member]	Nov. 30, 2011 Excaliard [Member]	Oct. 27, 2011 Icagen [Member]	Sep. 20, 2011 Icagen [Member]	Dec. 31, 2012 FoldRx [Member]	Dec. 31, 2011 FoldRx [Member]	Oct. 06, 2010 FoldRx [Member]	Dec. 31, 2012 King [Member]	Dec. 31, 2011 King [Member]	Feb. 28, 2011 King [Member]	Jan. 31, 2011 King [Member]		Dec. 31, 2012 King [Member] Pro Forma Consolidated Results [Member]	Dec. 31, 2011 King [Member] Pro Forma Consolidated Results [Member]
Significant Acquisitions and Disposals [Line Items]
Restructuring charges							$ 15,610,000,000
Business combination, consideration transferred, including equity interest in acquiree held prior to combination																										442,000,000
Additional payments based on certain sales milestones																													425,000,000					230,000,000				85,000,000	455,000,000
Business combination, recognized identifiable assets acquired and liabilities assumed, contingent liability																										164,000,000
Net assets acquired																										516,000,000																	3,555,000,000
Identifiable intangible assets																											472,000,000	44,000,000															1,806,000,000
Goodwill	44,672,000,000		44,569,000,000		43,432,000,000		44,672,000,000																			91,000,000					192,000,000	322,000,000		8,000,000					60,000,000				765,000,000	[1]
Upfront cash paid to acquire marketing rights																														250,000,000
Milestone payments to acquire marketing rights																														550,000,000
Identifiable intangible assets																															181,000,000	362,000,000											2,790,000,000
Net deferred tax liabilities																										165,000,000					69,000,000	94,000,000		87,000,000					(160,000,000)
Business acquisition, cost of acquired entity, purchase price																																		174,000,000					400,000,000
Business acquisition, cost of acquired entity, cash paid																										278,000,000								86,000,000					200,000,000
Business acquisition, contingent consideration, at fair value																																		88,000,000					200,000,000
Payments for previous acquisition																																	30,000,000				225,000,000
In-process research and development																																		257,000,000	19,000,000				500,000,000				303,000,000
Percent of outstanding shares initially acquired																																				70.00%							92.50%
Business combination, contingent consideration arrangements, change in amount of contingent consideration, liability																																						(42,000,000)
Acquisition purchase price per share																																										$ 14.25	$ 14.25
Total consideration transferred																																											3,600,000,000
Payments to acquire businesses, net of cash acquired	1,050,000,000		3,282,000,000		273,000,000																																				3,200,000,000
Equity method investment, ownership percentage								50.00%		13.50%	15.00%	76.50%	85.00%	10.00%		51.00%	49.00%			40.00%	60.00%
Payments to acquire marketable securities	11,145,000,000		4,620,000,000		4,128,000,000													(92,000,000)
Income (loss) from equity method investments									44,000,000
Payments to acquire equity method investments																			230,000,000
Gross contractual amount receivable																																											200,000,000
Revenues																																								1,300,000,000
Elimination of intangible asset amortization																																													6,000,000	116,000,000
Additional amortization of intangible assets																																													15,000,000	190,000,000
Additional depreciation expense																																													3,000,000	35,000,000
Business combination, provisional information, initial accounting incomplete, adjustment, inventory																																													(160,000,000)	160,000,000
Adjustment for acquisition-related costs																																													(224,000,000)	224,000,000
Sale price for discontinued operation																						11,850,000,000	2,400,000,000
Administrative service period																								18 months	2 months
Payment in milestones to a collaboration partner	29,000,000		61,000,000
Equity method investment, registered capital															250,000,000
Net gains on asset disposals	$ 52,000,000	[2]	$ 15,000,000	[2]	$ 243,000,000	[2]																$ 4,800,000,000

[1]	Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)
[2]	Net gains include realized gains and losses on sales of available-for-sale securities: in 2012, 2011 and 2010, gross realized gains were $39 million, $79 million and $153 million, respectively. Gross realized losses were $6 million in 2012, $73 million in 2011 and $12 million in 2010. Proceeds, primarily from the sale of available-for-sale securities, were $19 billion in 2012, $10.2 billion in 2011 and $5.3 billion in 2010. In 2010, also includes gains on sales of certain investments and businesses.

Basis of Presentation and Significant Accounting Policies (Detail) (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended					0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 King US [Member]	Dec. 31, 2011 King International [Member]	Jan. 31, 2013 IPO [Member] Animal Health [Member] Zoetis [Member] Subsequent Event [Member]	Feb. 06, 2013 IPO [Member] Animal Health [Member] Zoetis [Member] Subsequent Event [Member]	Jan. 31, 2013 IPO [Member] Animal Health [Member] Maximum [Member] Zoetis [Member] Subsequent Event [Member]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Line Items]
Subsidiary or equity method investee, cumulative number of shares issued for all transactions						99,015,000
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners							19.80%	19.80%
Time period of operations included in parent's financial statements				11 months	10 months
Accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates and chargebacks	$ 3.8	$ 4.8
Advertising expense	$ 2.9	$ 3.7	$ 3.8
Measurement in percentage of benefit likely of being realized upon settlement	50.00%

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Assets Acquired and Liabilities Assumed (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2011 King [Member]
Business Acquisition [Line Items]
Working capital, excluding inventories				$ 155
Inventories				340
Property, plant and equipment				412
Identifiable intangible assets, excluding in-process research and development				1,806
In-process research and development				303
Net tax accounts				(328)
All other long-term assets and liabilities, net				102
Total identifiable net assets				2,790
Goodwill	44,672	44,569	43,432	765	[1]
Net assets acquired/total consideration transferred				$ 3,555

[1]	Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Assets Acquired and Liabilities Assumed (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	96 Months Ended					1 Months Ended
	Dec. 31, 2012 Operating_Segment	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2011 King [Member]		Jan. 31, 2011 Biopharmaceutical operating segments [Member] King [Member] Operating_Segment	Dec. 31, 2012 Animal Health operating segment [Member]		Dec. 31, 2011 Animal Health operating segment [Member]		Dec. 31, 2010 Animal Health operating segment [Member]		Jan. 31, 2011 Animal Health operating segment [Member] King [Member]
Business Acquisition [Line Items]
Goodwill	$ 44,672	$ 44,569	$ 43,432	$ 765	[1]	$ 720	$ 3,032	[2]	$ 2,497	[2]	$ 2,449	[2]	$ 45
Number of operating segments (in operating segments)	5					3

[1]	Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)
[2]	Reflects amounts associated with Animal Health and Consumer Healthcare.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Actual Financial Results (Detail) (King [Member], USD $) In Billions, unless otherwise specified	11 Months Ended
Dec. 31, 2012
King [Member]
Business Acquisition [Line Items]
Revenues	$ 1.3

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Acquisition of Wyeth Pro Forma Information (Detail) (King [Member], Pro Forma Consolidated Results [Member], USD $)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
King [Member] | Pro Forma Consolidated Results [Member]
Business Acquisition [Line Items]
Revenues	$ 65,368	[1]	$ 66,540	[1]
Net income attributable to Pfizer Inc.	$ 10,228	[1]	$ 8,013	[1]
Diluted earnings per share attributable to Pfizer Inc. common shareholders	$ 1.3	[1]	$ 0.99	[1]

[1]	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Discontinued Operations - Net of Tax (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Revenues	$ 2,258	[1]	$ 2,673	[1]	$ 2,643	[1]
Pre-tax income/(loss) from discontinued operations	414	[1]	487	[1]	(50)	[1]
Provision/(benefit) for taxes on income	117	[1],[2]	137	[1],[2]	(31)	[1],[2]
Income/(loss) from discontinued operations––net of tax	297	[1]	350	[1]	(19)	[1]
Pre-tax gain/(loss) on sale of discontinued operations	7,123	[1]	1,688	[1]	(11)	[1]
Provision for taxes on income	2,340	[1],[3]	384	[1],[3]	0	[1],[3]
Gain/(loss) on sale of discontinued operations––net of tax	4,783	[1]	1,304	[1]	(11)	[1]
Discontinued operations––net of tax	$ 5,080	[1]	$ 1,654	[1]	$ (30)	[1]

[1]	Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).
[2]	Includes a deferred tax expense of $24 million for 2012, a deferred tax benefit of $43 million for 2011, and a deferred tax benefit of $156 million for 2010. These deferred tax provisions include deferred taxes related to investments in certain foreign subsidiaries resulting from our intention not to hold these subsidiaries indefinitely.
[3]	Includes a deferred tax expense of $1.4 billion for 2012 and $190 million for 2011. These deferred tax provisions include deferred tax expense of $2.2 billion for 2012 and $190 million for 2011 on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Discontinued Operations - Net of Tax (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Deferred tax expense on gain on sale of discontinued operations	$ 24	$ 43	$ 156
Deferred tax expense/(benefit)	1,435	190
Nutrition [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Impairment of intangible assets, indefinite-lived (excluding goodwill)			385
Potential overseas unremitted earnings [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Deferred tax expense/(benefit)	$ 2,200	$ 190

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Assets and Liabilities of Discontinued Operations (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Accounts receivable, less allowance for doubtful accounts	$ 0	$ 550
Other current assets	0	419
Property, plant and equipment, less accumulated depreciation	70	1,118
Goodwill	0	498
Identifiable intangible assets, less accumulated amortization	0	2,648
Other noncurrent assets	0	84
Assets of discontinued operations and other assets held for sale	70	5,317
Current liabilities	0	385
Other liabilities	0	839
Liabilities of discontinued operations	$ 0	$ 1,224

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Collaborative Arrangements (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Revenues-Revenues	$ 1,231	$ 1,029	$ 710
Revenues-Alliance revenues	3,492	3,630	4,084
Total revenues from collaborative arrangements	4,723	4,659	4,794
Cost of sales	(362)	(420)	(124)
Selling, informational and administrative expenses	(290)	(237)	(131)
Research and development expenses	(74)	(299)	(316)
Other deductions—net	$ (15)	$ 34	$ 37

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Collaborative Arrangements (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Upfront payments and milestone payments	$ 44	$ 210	$ 147

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Restructuring Cost and Reserve [Line Items]
Transaction costs	$ 1	[1]	$ 30	[1]	$ 22	[1]
Integration costs	405	[2]	725	[2]	1,001	[2]
Restructuring charges:
Employee termination costs	997	[3]	1,794	[3]	1,062	[3]
Asset impairments	328	[3]	256	[3]	869	[3]
Exit costs	149	[3]	125	[3]	191	[3]
Restructuring charges and certain acquisition-related costs	1,880	[3]	2,930	[3]	3,145	[3]
Additional depreciation-asset restructuring recorded in our condensed consolidated statements of income as follows:
Additional depreciation - asset restructuring	583	[4]	1,235	[4]	781	[4]
Implementation costs recorded in our condensed consolidated statements of income as follows:
Implementation costs	392	[5]	347	[5]	0	[5]
Total costs associated with acquisitions and cost-reduction/ productivity initiatives	2,855		4,512		3,926
Cost of Sales [Member]
Additional depreciation-asset restructuring recorded in our condensed consolidated statements of income as follows:
Additional depreciation - asset restructuring	267	[4]	555	[4]	520	[4]
Implementation costs recorded in our condensed consolidated statements of income as follows:
Implementation costs	31	[5]	250	[5]		[5]
Selling Informational And Administrative Expenses [Member]
Additional depreciation-asset restructuring recorded in our condensed consolidated statements of income as follows:
Additional depreciation - asset restructuring	20	[4]	75	[4]	227	[4]
Implementation costs recorded in our condensed consolidated statements of income as follows:
Implementation costs	129	[5]	25	[5]		[5]
Research and Development Expenses [Member]
Additional depreciation-asset restructuring recorded in our condensed consolidated statements of income as follows:
Additional depreciation - asset restructuring	296	[4]	605	[4]	34	[4]
Implementation costs recorded in our condensed consolidated statements of income as follows:
Implementation costs	$ 232	[5]	$ 72	[5]	$ 0	[5]

[1]	Transaction costs represent external costs directly related to acquired businesses and primarily include expenditures for banking, legal, accounting and other similar services.
[2]	Integration costs represent external, incremental costs directly related to integrating acquired businesses, and primarily include expenditures for consulting and the integration of systems and processes.
[3]	From the beginning of our cost-reduction and transformation initiatives in 2005 through December 31, 2012, Employee termination costs represent the expected reduction of the workforce by approximately 62,200 employees, mainly in manufacturing, sales and research, of which approximately 51,700 employees have been terminated as of December 31, 2012. In 2012, substantially all employee termination costs represent additional costs with respect to approximately 4,800 employees.The restructuring charges in 2012 are associated with the following:•Primary Care operating segment ($295 million), Specialty Care and Oncology operating segment ($175 million), Established Products and Emerging Markets operating segment ($125 million), Animal Health operating segment ($59 million), Consumer Healthcare operating segment ($45 million), research and development operations ($6 million income), manufacturing operations ($265 million) and Corporate ($516 million).The restructuring charges in 2011 are associated with the following:•Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health operating segment ($45 million), Consumer Healthcare operating segment ($8 million), research and development operations ($490 million), manufacturing operations ($287 million) and Corporate ($422 million).The restructuring charges in 2010 are associated with the following:•Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health operating segment ($34 million), Consumer Healthcare operating segment ($12 million), research and development operations ($297 million), manufacturing operations ($1.1 billion) and Corporate ($350 million).
[4]	Additional depreciation––asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.
[5]	Implementation costs represent external, incremental costs directly related to implementing our non-acquisition-related cost-reduction/productivity initiatives.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	96 Months Ended	12 Months Ended																									96 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Primary Care [Member]	Dec. 31, 2011 Primary Care [Member]	Dec. 31, 2010 Primary Care [Member]	Dec. 31, 2012 Specialty Care And Oncology [Member]	Dec. 31, 2011 Specialty Care And Oncology [Member]	Dec. 31, 2010 Specialty Care And Oncology [Member]	Dec. 31, 2012 Established Products and Emerging Markets [Member]	Dec. 31, 2011 Established Products and Emerging Markets [Member]	Dec. 31, 2010 Established Products and Emerging Markets [Member]	Dec. 31, 2012 Animal Health [Member]	Dec. 31, 2012 Consumer Healthcare [Member]	Dec. 31, 2011 Consumer Healthcare [Member]	Dec. 31, 2010 Consumer Healthcare [Member]	Dec. 31, 2011 Other Operating Segments [Member]	Dec. 31, 2010 Other Operating Segments [Member]	Dec. 31, 2012 Research and Development Operations [Member]	Dec. 31, 2011 Research and Development Operations [Member]	Dec. 31, 2010 Research and Development Operations [Member]	Dec. 31, 2012 Manufacturing Operations [Member]	Dec. 31, 2011 Manufacturing Operations [Member]	Dec. 31, 2010 Manufacturing Operations [Member]	Dec. 31, 2012 Corporate [Member]	Dec. 31, 2011 Corporate [Member]	Dec. 31, 2010 Corporate [Member]	Dec. 31, 2012 Employee Termination Costs [Member] Employee	Dec. 31, 2012 Employee Termination Costs [Member] Employee
Restructuring Cost and Reserve [Line Items]
Restructuring and related activities, initiation date																										Jan 1, 2005
Restructuring and related activities, current date																										Dec 31, 2012
Estimated employee terminations																										4,800	62,200
Actual employees terminated																											51,700
Restructuring charges	$ 15,610	$ 295	$ 593	$ 71	$ 175	$ 220	$ 197	$ 125	$ 110	$ 43	$ 59	$ 45	$ 8	$ 12	$ 45	$ 34	$ 6	$ 490	$ 297	$ 265	$ 287	$ 1,100	$ 516	$ 422	$ 350

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives - Restructuring Accruals (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Restructuring Cost and Reserve [Line Items]
Balance, December 31, 2011	$ 2,517		$ 2,250
Provision	1,474		2,175
Utilization and other	2,041		1,908
Balance, December 31, 2012	1,950	[1]	2,517
Employee Termination Costs [Member]
Restructuring Cost and Reserve [Line Items]
Balance, December 31, 2011	2,425		2,149
Provision	997	[2]	1,794	[2]
Utilization and other	(1,629)	[3]	(1,518)	[3]
Balance, December 31, 2012	1,793	[1]	2,425
Asset Impairment Charges [Member]
Restructuring Cost and Reserve [Line Items]
Balance, December 31, 2011	0		0
Provision	328	[2]	256	[2]
Utilization and other	(328)	[3]	(256)	[3]
Balance, December 31, 2012	0	[1]	0
Exit Costs [Member]
Restructuring Cost and Reserve [Line Items]
Balance, December 31, 2011	92		101
Provision	149	[2]	125	[2]
Utilization and other	(84)	[3]	(134)	[3]
Balance, December 31, 2012	$ 157	[1]	$ 92

[1]	Included in Other current liabilities ($1.2 billion) and Other noncurrent liabilities ($731 million).
[2]	Includes adjustments for foreign currency translation.
[3]	Included in Other current liabilities ($1.6 billion) and Other noncurrent liabilities ($930 million).

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives - Restructuring Accruals (Parenthetical) (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Employee Termination Costs [Member] Employee	Dec. 31, 2012 Employee Termination Costs [Member] Employee
Restructuring Cost and Reserve [Line Items]
Estimated employee terminations			4,800	62,200
Other current liabilities	$ 1,200,000,000	$ 1,600,000,000
Other noncurrent liabilities	$ 731,000,000	$ 930,000,000

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives - Asset Impairment Charges (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Impaired Long-Lived Assets Held and Used [Line Items]
Impairment charge, included in restructuring charges	$ 210	[1]
Long-lived assets held-for-sale	139	[1],[2]
Fair value inputs Level 1 [Member]
Impaired Long-Lived Assets Held and Used [Line Items]
Long-lived assets held-for-sale	0	[1],[2]
Fair value inputs Level 2 [Member]
Impaired Long-Lived Assets Held and Used [Line Items]
Long-lived assets held-for-sale	139	[1],[2]
Fair value inputs Level 3 [Member]
Impaired Long-Lived Assets Held and Used [Line Items]
Long-lived assets held-for-sale	$ 0	[1],[2]

[1]	Reflects property, plant and equipment and other long-lived held-for-sale assets written down to their fair value of $139 million, less costs to sell of $3 million (a net of $136 million), in 2012. The impairment charges of $210 million are included in Restructuring charges and certain acquisition-related costs. Fair value is determined primarily using a market approach, with various inputs, such as recent sales transactions.
[2]	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives - Asset Impairment Charges (Parenthetical) (Detail) (USD $)
In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Impaired Long-Lived Assets Held and Used [Line Items]
Long-lived assets held-for-sale	$ 139	[1],[2]
Long-lived assets held-for-sale cost of sale	3
Property, plant, and equipment and other long-lived assets, fair value	136
Impairment charge, included in restructuring charges	$ 210	[1]

[1]	Reflects property, plant and equipment and other long-lived held-for-sale assets written down to their fair value of $139 million, less costs to sell of $3 million (a net of $136 million), in 2012. The impairment charges of $210 million are included in Restructuring charges and certain acquisition-related costs. Fair value is determined primarily using a market approach, with various inputs, such as recent sales transactions.
[2]	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value.

Other Deductions - Net (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Component of Operating Other Cost and Expense [Line Items]
Interest income	$ (383)	[1]	$ (456)	[1]	$ (400)	[1]
Interest expense	1,524	[1]	1,681	[1]	1,797	[1]
Net interest expense	1,141		1,225		1,397
Royalty-related income	(469)		(569)		(579)
Net gains on asset disposals	(52)	[2]	(15)	[2]	(243)	[2]
Certain legal matters, net	2,220	[3]	784	[3]	1,723	[3]
Certain asset impairment charges	927	[4]	902	[4]	1,790	[4]
Costs associated with the potential separation of Zoetis	125	[4]	33	[4]	0	[4]
Other, net	139		139		(147)
Other deductions-net	$ 4,031		$ 2,499		$ 3,941

[1]	2012 v. 2011––Interest income decreased due to lower average cash balances and lower interest rates earned on investments. Interest expense decreased due to lower debt balances and the effective conversion of some fixed-rate liabilities to floating-rate liabilities. 2011 v. 2010––Interest income increased due to higher cash balances and higher interest rates earned on investments. Interest expense decreased due to lower long- and short-term debt balances and the effective conversion of some fixed-rate liabilities to floating rate liabilities. Capitalized interest expense totaled $41 million in 2012, $50 million in 2011 and $36 million in 2010.
[2]	Net gains include realized gains and losses on sales of available-for-sale securities: in 2012, 2011 and 2010, gross realized gains were $39 million, $79 million and $153 million, respectively. Gross realized losses were $6 million in 2012, $73 million in 2011 and $12 million in 2010. Proceeds, primarily from the sale of available-for-sale securities, were $19 billion in 2012, $10.2 billion in 2011 and $5.3 billion in 2010. In 2010, also includes gains on sales of certain investments and businesses.
[3]	In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)
[4]	In 2012, includes intangible asset impairment charges of $872 million, reflecting (i) $393 million of IPR&D assets, primarily related to compounds that targeted autoimmune and inflammatory diseases (full write-off) and, to a lesser extent, compounds related to pain treatment; (ii) $175 million related to our Consumer Healthcare indefinite-lived brand assets, primarily Robitussin, a cough suppressant; (iii) $279 million related to Developed Technology Rights, a charge comprised of impairments of various products, none of which individually exceeded $45 million; and (iv) $25 million of finite-lived brands. The intangible asset impairment charges for 2012 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, an increased competitive environment, litigation uncertainties regarding intellectual property and declining gross margins. The impairment charges in 2012 are associated with the following: Worldwide Research and Development ($303 million); Consumer Healthcare ($200 million); Primary Care ($135 million); Established Products ($83 million); Specialty Care ($56 million); Emerging Markets ($56 million) and Animal Health ($39 million). In addition, in 2012, also includes charges of approximately $55 million for certain investments. These investment impairment charges reflect the difficult global economic environment.In 2011, includes intangible asset impairment charges of $851 million, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) $193 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) $183 million related to Developed Technology Rights comprising the impairment of five assets. The intangible asset impairment charges for 2011 reflect, among other things, the impact of new scientific findings and an increased competitive environment. The impairment charges in 2011 are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million) and Animal Health ($17 million). In addition, in 2011, also includes charges of approximately $51 million for certain investments. These investment impairment charges reflect the difficult global economic environment.In 2010, includes intangible asset impairment charges of $1.8 billion, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $945 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) $292 million of indefinite-lived Brands, primarily related to Robitussin; and (iii) $540 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory time-frames and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges in 2010 are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); and Worldwide Research and Development ($54 million).

Other Deductions - Net (Parenthetical) (Detail) (USD $)	12 Months Ended																																		12 Months Ended								1 Months Ended	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2012 Brigham Young University [Member] Celebrex [Member]	Dec. 31, 2012 In Process Research And Development [Member]		Dec. 31, 2011 In Process Research And Development [Member]	Dec. 31, 2012 Consumer Healthcare [Member] Robitussin [Member]	Dec. 31, 2011 Biopharmaceutical [Member]	Dec. 31, 2012 Developed Technology Rights [Member]	Dec. 31, 2011 Developed Technology Rights [Member]	Dec. 31, 2012 Brands [Member]	Dec. 31, 2012 Worldwide Research and Development [Member]	Dec. 31, 2011 Worldwide Research and Development [Member]	Dec. 31, 2010 Worldwide Research and Development [Member]	Dec. 31, 2012 Consumer Healthcare [Member]	Dec. 31, 2012 Established Products [Member]	Dec. 31, 2011 Established Products [Member]	Dec. 31, 2010 Established Products [Member]	Dec. 31, 2012 Primary Care [Member]	Dec. 31, 2011 Primary Care [Member]	Dec. 31, 2010 Primary Care [Member]	Dec. 31, 2012 Specialty Care [Member]	Dec. 31, 2011 Specialty Care [Member]	Dec. 31, 2012 Emerging Markets [Member]	Dec. 31, 2011 Oncology [Member]	Dec. 31, 2012 Animal Health [Member]	Dec. 31, 2011 Animal Health [Member]	Dec. 31, 2011 Quigley Co Inc [Member]	Dec. 31, 2010 Quigley Co Inc [Member]	Dec. 31, 2012 Zoetis [Member] Public Offering [Member] Animal Health [Member]	Dec. 31, 2010 Wyeth [Member] Consumer Healthcare [Member]	Dec. 31, 2010 Wyeth [Member] Specialty Care [Member]	Dec. 31, 2010 Wyeth [Member] Oncology [Member]	Dec. 31, 2010 Indefinite Lived Brands [Member] Wyeth [Member]	Dec. 31, 2010 In Process Research And Development [Member] Wyeth [Member]	Dec. 31, 2010 Developed Technology Rights [Member] Wyeth [Member]	Dec. 31, 2012 Investments Impairment Charge [Member]	Dec. 31, 2011 Investments Impairment Charge [Member]	Oct. 31, 2012 Wyeth - Rapamune [Member]	Dec. 31, 2012 Wyeth - Rapamune [Member] U.S. Department of Justice [Member] Rapamune [Member]
Component of Operating Other Cost and Expense [Line Items]
Interest costs capitalized	$ 41,000,000		$ 50,000,000		$ 36,000,000
Available-for-sale securities, gross realized gains	39,000,000		79,000,000		153,000,000
Available-for-sale securities, gross realized losses	6,000,000		73,000,000		12,000,000
Available-for-sale securities, gross realized gains (losses), sale proceeds	19,000,000,000		10,200,000,000		5,300,000,000
Loss Contingency, Damages Awarded, Value																																											491,000,000	491,000,000
Product litigation, hormone replacement therapy	2,220,000,000	[1]	784,000,000	[1]	1,723,000,000	[1]	450,000,000																									1,300,000,000	1,300,000,000
Intangible asset impairments	872,000,000		851,000,000		1,790,000,000			393,000,000	[2]	475,000,000	175,000,000	193,000,000	279,000,000	183,000,000	25,000,000	303,000,000	394,000,000		200,000,000	83,000,000	193,000,000		135,000,000	56,000,000		56,000,000	135,000,000	56,000,000	56,000,000	39,000,000	17,000,000
Impairment limitation, percent	45,000,000
Certain asset impairment charges	$ 927,000,000	[3]	$ 902,000,000	[3]	$ 1,790,000,000	[3]												$ 54,000,000				$ 182,000,000			$ 145,000,000										$ 292,000,000	$ 708,000,000	$ 396,000,000	$ 292,000,000	$ 945,000,000	$ 540,000,000	$ 55,000,000	$ 51,000,000
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners																																		19.80%

[1]	In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)
[2]	Reflects intangible assets written down to their estimated fair value of $1.1 billion in 2012. The impairment charges of $872 million are included in Other deductions––net. Fair value is determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted cash flow method. We start with a forecast of all the expected net cash flows associated with the asset, which includes the application of a terminal value for indefinite-lived assets, and then we apply an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the projections and the impact of technological risk associated with IPR&D assets, as well as the selection of a long-term growth rate; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.
[3]	In 2012, includes intangible asset impairment charges of $872 million, reflecting (i) $393 million of IPR&D assets, primarily related to compounds that targeted autoimmune and inflammatory diseases (full write-off) and, to a lesser extent, compounds related to pain treatment; (ii) $175 million related to our Consumer Healthcare indefinite-lived brand assets, primarily Robitussin, a cough suppressant; (iii) $279 million related to Developed Technology Rights, a charge comprised of impairments of various products, none of which individually exceeded $45 million; and (iv) $25 million of finite-lived brands. The intangible asset impairment charges for 2012 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, an increased competitive environment, litigation uncertainties regarding intellectual property and declining gross margins. The impairment charges in 2012 are associated with the following: Worldwide Research and Development ($303 million); Consumer Healthcare ($200 million); Primary Care ($135 million); Established Products ($83 million); Specialty Care ($56 million); Emerging Markets ($56 million) and Animal Health ($39 million). In addition, in 2012, also includes charges of approximately $55 million for certain investments. These investment impairment charges reflect the difficult global economic environment.In 2011, includes intangible asset impairment charges of $851 million, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) $193 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) $183 million related to Developed Technology Rights comprising the impairment of five assets. The intangible asset impairment charges for 2011 reflect, among other things, the impact of new scientific findings and an increased competitive environment. The impairment charges in 2011 are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million) and Animal Health ($17 million). In addition, in 2011, also includes charges of approximately $51 million for certain investments. These investment impairment charges reflect the difficult global economic environment.In 2010, includes intangible asset impairment charges of $1.8 billion, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $945 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) $292 million of indefinite-lived Brands, primarily related to Robitussin; and (iii) $540 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory time-frames and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges in 2010 are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); and Worldwide Research and Development ($54 million).

Other Deductions - Net - Additional Information about Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	$ 1,060	[1]
Impairment charges	872		851	1,790
Other Expense [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Impairment charges	872
In Process Research And Development [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	54	[1],[2]
Impairment charges	393	[2]	475
Other Intangible Assets [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	1,006	[1],[2]
Impairment charges	479	[2]
Fair value inputs Level 1 [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	0	[1]
Fair value inputs Level 1 [Member] | In Process Research And Development [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	0	[1],[2]
Fair value inputs Level 1 [Member] | Other Intangible Assets [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	0	[1],[2]
Fair value inputs Level 2 [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	0	[1]
Fair value inputs Level 2 [Member] | In Process Research And Development [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	0	[1],[2]
Fair value inputs Level 2 [Member] | Other Intangible Assets [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	0	[1],[2]
Fair value inputs Level 3 [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	1,060	[1]
Fair value inputs Level 3 [Member] | In Process Research And Development [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	54	[1],[2]
Fair value inputs Level 3 [Member] | Other Intangible Assets [Member]
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Intangible assets, fair value	$ 1,006	[1],[2]

[1]	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value.
[2]	Reflects intangible assets written down to their estimated fair value of $1.1 billion in 2012. The impairment charges of $872 million are included in Other deductions––net. Fair value is determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted cash flow method. We start with a forecast of all the expected net cash flows associated with the asset, which includes the application of a terminal value for indefinite-lived assets, and then we apply an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the projections and the impact of technological risk associated with IPR&D assets, as well as the selection of a long-term growth rate; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.

Tax Matters - Narrative (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Tax Examination [Line Items]
Unrecognized tax benefits, interest on income taxes expense	$ 120,000,000				$ 545,000,000
Selling, informational and administrative expenses	16,616,000,000	[1]	18,832,000,000	[1]	18,973,000,000	[1]
Unrecognized tax benefits net liabilities	5,000,000,000		6,100,000,000
Unrecognized tax benefits assets	1,300,000,000		1,200,000,000
Interest on unrecognized tax benefits			203,000,000
Unrecognized tax benefits, interest on income taxes accrued	766,000,000		951,000,000
Unrecognized accrued interest decrease as a result of cash payments	63,000,000		203,000,000
Income taxes payable	1,010,000,000		1,009,000,000
Taxes and other current assets	9,196,000,000		9,380,000,000
Other taxes payable	6,610,000,000		6,886,000,000
Effective tax rate for income from continuing operations	21.20%		31.80%		12.20%
Unrecognized tax benefits, potential decreases resulting from settlements with taxing authorities	150,000,000
US Health Care Legislation [Member]
Income Tax Examination [Line Items]
Selling, informational and administrative expenses	336,000,000		248,000,000
Deferred tax asset write - off					270,000,000
International
Income Tax Examination [Line Items]
Unremitted earnings tax liability not recognized amount	73,000,000,000
Gross Accrued Interest [Member]
Income Tax Examination [Line Items]
Income taxes payable			120,000,000
Taxes and other current assets	14,000,000		2,000,000
Other taxes payable	$ 752,000,000		$ 829,000,000

[1]	Exclusive of amortization of intangible assets, except as disclosed in Note 1K. Basis of Presentation and Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.

Tax Matters - Income from Continuing Operations Before Provision for Taxes on Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income	$ 12,080	[1],[2],[3]	$ 12,304	[1],[2],[3],[4]	$ 9,471	[1],[2],[3]
United States
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income	(4,732)		(2,210)		(2,256)
International
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income	$ 16,812		$ 14,514		$ 11,727

[1]	2011 v. 2010––The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, lower impairment charges, as well as increased revenues from biopharmaceutical products, such as the Prevnar/Prevenar family, Enbrel and Celebrex.
[2]	) Income from continuing operations before provision for taxes on income.
[3]	2012 v. 2011––The increase in the domestic loss was primarily due to the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products; certain legal settlements and related charges, primarily associated with Rapamune, Celebrex, hormone-replacement therapy and Chantix; higher costs associated with the separation of Zoetis; and the payment to AstraZeneca to obtain the exclusive global over-the-counter rights to Nexium, partially offset by lower acquisition-related costs. The increase in international income was due to lower purchase accounting costs, lower acquisition-related costs, and lower charges related to cost-reduction and productivity initiatives, partially offset by the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products.
[4]	) For 2011, includes King commencing on the acquisition date of January 31, 2011.

Tax Matters - Income from Continuing Operations Before Provision for Taxes on Income (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended								1 Months Ended	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2011 Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2010 Quigley Co, Inc., a wholly owned subsidiary [Member]	Oct. 31, 2012 Wyeth - Rapamune [Member]	Dec. 31, 2012 Rapamune [Member] U.S. Department of Justice [Member] Wyeth - Rapamune [Member]
Income Taxes [Line Items]
Loss Contingency, Damages Awarded, Value									$ 491	$ 491
Legal matter, asbestos litigation	$ 2,220	[1]	$ 784	[1]	$ 1,723	[1]	$ 1,300	$ 1,300

[1]	In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)

Tax Matters - Provision for Taxes on Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Taxes [Line Items]
Provision for taxes on income	$ 2,562	[1],[2],[3],[4]	$ 3,909	[1],[2],[3],[4]	$ 1,153	[1],[2],[3],[4]
United States
Income Taxes [Line Items]
Current federal income taxes	(752)		1,349		(2,790)
Current state and local income taxes	(44)		207		(323)
Deferred federal income taxes	851		364		2,103
Deferred state and local income taxes	(328)		(240)		8
Total U.S. tax provision/(benefit)	(273)		1,680		(1,002)
International
Income Taxes [Line Items]
Current income taxes	2,619		2,046		2,157
Deferred income taxes	216		183		(2)
Total international tax provision	$ 2,835		$ 2,229		$ 2,155

[1]	In 2012, the Provision for taxes on income was impacted by the following:•U.S. tax expense of approximately $2.2 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes); •U.S. tax benefits of approximately $1.1 billion, representing tax and interest, resulting from a multi-year settlement with the IRS with respect to audits of the Pfizer Inc. tax returns for the years 2006 through 2008, and international tax benefits of approximately $310 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations;•The non-deductibility of a $336 million fee payable to the federal government as a result of the U.S. Healthcare Legislation; •The non-deductibility of the $491 million legal charge associated with Rapamune litigation (see also Note 4. Other Deductions––Net); and•The expiration of the U.S. research and development tax credit on December 31, 2011.
[2]	In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).
[3]	In 2011, the Provision for taxes on income was impacted by the following:•U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes); •International tax benefits of approximately $267 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities and from the expiration of certain statutes of limitations, and U.S. tax benefits of approximately $80 million, representing tax and interest, resulting from the settlement of certain audits with the IRS; and•The non-deductibility of a $248 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
[4]	n 2010, the Provision for taxes on income was impacted by the following:•U.S. tax expense of approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);•U.S. tax benefits of approximately $2.0 billion, representing tax and interest, resulting from a multi-year audit settlement with the IRS, and international tax benefits of approximately $460 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities, and from the expiration of certain statutes of limitations; and•The write-off of approximately $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from the provisions of the U.S. Healthcare Legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012.

Tax Matters - Provision for Taxes on Income (Parenthetical) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Line Items]
Deferred income taxes on certain current-year funds earned outside of the U.S.	$ 2,200,000,000	$ 2,100,000,000	$ 2,500,000,000
Unrecognized tax benefits, interest on income taxes expense	120,000,000		545,000,000
Internal Revenue Service (IRS) [Member]
Income Taxes [Line Items]
Tax adjustments, settlements, and unusual provisions	1,100,000,000	80,000,000	2,000,000,000
Various Foreign Country Tax Authorities [Member]
Income Taxes [Line Items]
Tax adjustments, settlements, and unusual provisions	$ 310,000,000	$ 267,000,000	$ 460,000,000

Tax Matters - Tax Rate Reconciliation (Detail)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Taxes [Line Items]
U.S. statutory income tax rate	35.00%		35.00%		35.00%
Taxation of non-U.S. operations	(3.00%)	[1],[2],[3],[4]	(3.10%)	[1],[2],[3],[4]	2.50%	[1],[2],[3],[4]
Effective income tax rate reconciliation, tax contingencies	(12.00%)		(2.80%)		(26.30%)
Sales of biopharmaceutical companies	0.00%		0.20%		0.00%
U.S. Healthcare Legislation	1.00%		0.70%		2.80%
U.S. research tax credit and manufacturing deduction	(0.30%)		(0.90%)		(2.30%)
Certain legal settlements and charges	1.40%		0.00%		0.40%
Acquired IPR&D			0.00%		0.50%
Wyeth acquisition-related costs			0.00%		0.50%
All other-net	(0.90%)		2.70%		(0.90%)
Effective tax rate for income from continuing operations	21.20%		31.80%		12.20%
Effective income tax rate reconciliation, change in uncertain tax positions			2.10%

[1]	For a discussion about tax settlements and resolution of certain tax positions, the impact of U.S. Healthcare Legislation, the U.S. research and development tax credit and the impact of certain legal settlements and charges, see Note 5A. Tax Matters: Taxes on Income from Continuing Operations. We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013.
[2]	In all periods presented, the reduction in the effective tax rate resulting from the jurisdictional location of earnings is largely due to generally lower tax rates as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico, Ireland and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing and other operation
[3]	) For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the United States, together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year as tax rates outside the U.S. are generally lower than the U.S. statutory income tax rate, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; and (iii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations for the components of pre-tax income and Provision for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision for taxes on income
[4]	2010––The rate impact in 2010 also includes the adjustments to increase our uncertain tax positions based on tax positions taken during a prior period (see also the reconciliation of our gross unrecognized tax benefits for 2010 in Note 5D. Tax Matters: Tax Contingencies, where substantially all of the prior period increases relate to non-U.S. jurisdictions). Without this impact, the rate impact in 2010 would have been approximately a 2.1% reduction of the U.S. statutory income tax rate.

Tax Matters (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Tax Expense/(Benefit) on Other Comprehensive Income/(Loss)
Foreign currency translation adjustments	$ 110	[1]	$ (61)	[1]	$ (165)	[1]
Unrealized holding gains/(losses) on derivative financial instruments	246		(207)		(342)
Reclassification adjustments for realized (gains)/losses	(98)		97		215
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Tax, Total	148		(110)		(127)
Unrealized gains/(losses) on available-for-sale securities	20		(17)		(4)
Reclassification adjustments for realized (gains)/losses	1		0		(18)
Other Comprehensive Income (Loss), Available-for-sale Securities, Tax, Total	21		(17)		(22)
Benefit plans: Actuarial losses, net	(721)		(993)		(504)
Reclassification adjustments related to amortization	171		99		94
Reclassification adjustments related to curtailments and settlements, net	105		118		98
Other	15		29		82
Other Comprehensive Income Defined Benefit Plans Actuarial Gain Loss Tax Effect Period Decrease Increase	(430)		(747)		(230)
Benefit plan: Prior service credits and other	7		41		210
Reclassification adjustments related to amortization	(27)		(27)		(18)
Reclassification adjustments related to curtailments and settlements, net	(51)		(35)		(19)
Other	(3)		(3)		(4)
Other Comprehensive Income Defined Benefit Plan Net Prior Service Cost Credit Tax Effect Period Decrease Increase	(74)		(24)		169
Tax benefit on other comprehensive loss	$ (225)	[2]	$ (959)	[2]	$ (375)	[2]

[1]	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.
[2]	See Note 5E. Tax Matters: Taxes on Items of Other Comprehensive Income/(Loss).

Tax Matters - Deferred Taxes (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Income Taxes [Line Items]
Prepaid/deferred items - Deferred tax assets	$ 1,817		$ 1,659
Inventories - Deferred tax assets	330		324
Intangibles - Deferred tax assets	1,649		1,713
Property, plant and equipment - Deferred tax assets	508		226
Employee benefits - Deferred tax assets	5,042		4,280
Restructurings and other charges - Deferred tax assets	784		553
Legal and product liability reserves - Deferred tax assets	1,888		1,812
Net operating loss/credit carryforwards - Deferred tax assets	3,439		4,381
State and local tax adjustments - Deferred tax assets	385		476
All other - Deferred tax assets	1,259		1,105
Subtotal - Deferred tax assets	17,101		16,529
Valuation allowance	(1,102)		(1,201)
Total deferred taxes - Deferred tax assets	15,999		15,328
Prepaid/deferred items - Deferred tax liabilities	(119)		(211)
Inventories - Deferred tax liabilities	(198)		(52)
Intangibles - Deferred tax liabilities	(14,187)		(15,301)
Property, plant and equipment - Deferred tax liabilities	(1,485)		(1,311)
Employee benefits - Deferred tax liabilities	(391)		(524)
Restructurings and other charges - Deferred tax liabilities	(334)		(95)
Unremitted earnings - Deferred tax liabilities	(16,042)	[1]	(11,699)	[1]
All other - Deferred tax liabilities	(504)		(121)
Subtotal - Deferred tax liabilities	(33,260)		(29,314)
Total deferred taxes - Deferred tax liabilities	(33,260)		(29,314)
Net deferred tax liability	$ (17,261)	[2],[3]	$ (13,986)	[2],[3]

[1]	See Note 5A. Tax Matters: Taxes on Income from Continuing Operations and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.
[2]	In 2012, included in Taxes and other current assets ($3.6 billion), Taxes and other noncurrent assets ($700 million), Other current liabilities ($11 million) and Noncurrent deferred tax liabilities ($21.6 billion). In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($350 million) and Noncurrent deferred tax liabilities ($18.9 billion).
[3]	2012 v. 2011––The net deferred tax liability position increased, reflecting an increase in noncurrent deferred tax liabilities related to unremitted earnings, as well as a decrease in deferred tax assets related to net operating loss and credit carryforwards, partially offset by the reduction in noncurrent deferred tax liabilities resulting from the amortization of identifiable intangible assets and the increase in deferred tax assets related to employee benefits.

Tax Matters - Deferred Taxes (Parenthetical) (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Income Taxes [Line Items]
Taxes and other current assets	$ 3,600,000,000	$ 4,000,000,000
Taxes and other noncurrent assets	700,000,000	1,200,000,000
Other current liabilities	11,000,000	350,000,000
Noncurrent deferred tax liabilities	$ 21,593,000,000	$ 18,861,000,000

Tax Matters - Reconciliation of Gross Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Tax Contingency [Line Items]
Beginning Balance	$ (7,309)	[1]	$ (6,759)	[1]	$ (7,657)
Acquisitions	0	[2]	(72)	[2]	(49)	[2]
Divestitures	85	[3]	0	[3]	0	[3]
Increases based on tax positions taken during a prior period	(139)	[4]	(502)	[4]	(513)	[4]
Decreases based on tax positions taken during a prior period	1,442	[4],[5]	271	[4],[5]	2,384	[4],[5]
Decreases based on cash payments for a prior period	647		575		280
Increases based on tax positions taken during the current period	(1,125)	[4]	(855)	[4]	(1,396)	[4]
Impact of foreign exchange	78		(89)		104
Other, net	6	[6]	122	[6]	88	[6]
Ending Balance	$ (6,315)	[1]	$ (7,309)	[1]	$ (6,759)	[1]

[1]	In 2012, included in Income taxes payable ($36 million), Taxes and other current assets ($30 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($231 million) and Other taxes payable ($5.8 billion). In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes payable ($6.0 billion).
[2]	The amount in 2011 primarily relates to the acquisition of King. See also Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions.
[3]	In 2011, the Provision for taxes on income was impacted by the following:•U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes); •International tax benefits of approximately $267 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities and from the expiration of certain statutes of limitations, and U.S. tax benefits of approximately $80 million, representing tax and interest, resulting from the settlement of certain audits with the IRS; and•The non-deductibility of a $248 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
[4]	Primarily included in Provision for taxes on income.
[5]	Primarily related to effectively settling certain issues with the U.S. and foreign tax authorities. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.
[6]	Includes decreases as a result of a lapse of applicable statutes of limitations.

Tax Matters - Reconciliation of Gross Unrecognized Tax Benefits (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Tax Contingency [Line Items]
Income taxes payable	$ 1,010	$ 1,009
Taxes and other current assets	9,196	9,380
Taxes and other noncurrent assets	5,088	5,697
Noncurrent deferred tax liabilities	21,593	18,861
Other taxes payable	6,610	6,886
Unrecognized Tax Benefit [Member]
Income Tax Contingency [Line Items]
Income taxes payable	36	357
Taxes and other current assets	30	11
Taxes and other noncurrent assets	169	225
Noncurrent deferred tax liabilities	231	677
Other taxes payable	5,800	6,000
Receivable related to uncertain tax positions [Member] [Member]
Income Tax Contingency [Line Items]
Taxes and other current assets	887
Noncurrent deferred tax liabilities	$ 446

Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests Narrative (Detail) (ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS) [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS) [Member]
Comprehensive Income (Loss) [Line Items]
Unrealized holding gains on derivative financials instruments	$ 4.7
Actuarial losses related to benefit plan obligations and plan assets and other benefit plan items	609
Prior service credits related primarily to benefit plan amendments	$ 62

Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) [Roll Forward]
Balance	$ (5,953)		$ (4,129)
Net Unrealized Gain/(Losses) [Member] | Currency Translation Adjustment And Other [Member]
Accumulated Other Comprehensive Income (Loss) [Roll Forward]
Balance	944		169		3,550
Other comprehensive income/(loss)			775	[1]	(3,381)	[1]
Other comprehensive income/(loss)	(1,121)	[1]
Balance	(177)		944		169
Net Unrealized Gain/(Losses) [Member] | Derivative Financial Instruments [Member]
Accumulated Other Comprehensive Income (Loss) [Roll Forward]
Balance	(361)		(208)		6
Other comprehensive income/(loss)			(153)	[1]	(214)	[1]
Other comprehensive income/(loss)	273	[1]
Balance	(88)		(361)		(208)
Net Unrealized Gain/(Losses) [Member] | Available For-Sale Securities [Member]
Accumulated Other Comprehensive Income (Loss) [Roll Forward]
Balance	46		157		269
Other comprehensive income/(loss)			(111)	[1]	(112)	[1]
Other comprehensive income/(loss)	117	[1]
Balance	163		46		157
Benefit Plans [Member] | Actuarial Gains/(Losses) [Member]
Accumulated Other Comprehensive Income (Loss) [Roll Forward]
Balance	(5,120)		(3,947)		(3,367)
Other comprehensive income/(loss)			(1,173)	[1]	(580)	[1]
Other comprehensive income/(loss)	(990)	[1]
Balance	(6,110)		(5,120)		(3,947)
Benefit Plans [Member] | Prior Service (Costs)/ Credits And Other [Member]
Accumulated Other Comprehensive Income (Loss) [Roll Forward]
Balance	362		389		94
Other comprehensive income/(loss)			(27)	[1]	295	[1]
Other comprehensive income/(loss)	(103)	[1]
Balance	259		362		389
Accum. Other Comp. Inc./ (Loss)
Accumulated Other Comprehensive Income (Loss) [Roll Forward]
Balance	(4,129)		(3,440)		552
Other comprehensive income/(loss)			(689)	[1]	(3,992)	[1]
Other comprehensive income/(loss)	(1,824)	[1]
Balance	$ (5,953)		$ (4,129)		$ (3,440)

[1]	Amounts do not include foreign currency translation adjustments attributable to noncontrolling interests of $7 million loss in 2012, $45 million loss in 2011 and$5 million income in 2010.

Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) [Line Items]
Foreign currency translation adjustments attributable to noncontrolling interests	$ 7	$ 45	$ 5

Financial Instruments Assets and Liabilities Measured on Recurring Basis (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Other selected financial assets
Held-to-maturity debt securities, carried at amortized cost	$ 1,513	[1],[2]	$ 1,587	[1],[2]
Private equity securities, carried at equity method or at cost	1,239	[2],[3]	1,020	[2],[3]
Total	2,752	[2]	2,607	[2]
Total	38,850		35,383
Other financial liabilities
Short-term borrowings, carried at historical proceeds, as adjusted	6,424	[2],[4]	4,016	[2],[4]
Long-term debt, carried at historical proceeds, as adjusted	31,036	[4],[5],[6]	34,926	[4],[5],[6]
Total	37,460	[4]	38,942	[4]
Total	38,164	[4]	40,707	[4]
Fair Value, Measurements, Recurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	36,098	[7],[8]	32,776	[7],[8]
Financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	704	[7],[9]	1,765	[7],[9]
Fair Value, Measurements, Recurring [Member] | Trading securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	142	[10],[7]	154	[10],[7]
Fair Value, Measurements, Recurring [Member] | Available-for-sale debt securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	32,584	[1],[7]	29,179	[1],[7]
Fair Value, Measurements, Recurring [Member] | Available-for-sale money market funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	1,727	[11],[7]	1,727	[11],[7]
Fair Value, Measurements, Recurring [Member] | Available-for-sale equity securities, excluding money market funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	263	[1],[7]	317	[1],[7]
Fair Value, Measurements, Recurring [Member] | Interest rate swaps [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets measured at fair value on a recurring basis	1,036	[7],[8]	1,033	[7],[8]
Financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	33	[7],[9]	14	[7],[9]
Fair Value, Measurements, Recurring [Member] | Foreign currency forward-exchange contracts [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets measured at fair value on a recurring basis	152	[7],[8]	349	[7],[8]
Financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	243	[7],[9]	355	[7],[9]
Fair Value, Measurements, Recurring [Member] | Foreign currency swaps [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets measured at fair value on a recurring basis	194	[7],[8]	17	[7],[8]
Financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	$ 428	[7],[9]	$ 1,396	[7],[9]

[1]	Gross unrealized gains and losses are not significant.
[2]	The differences between the estimated fair values and carrying values of held to maturity debt securities, private equity securities at cost and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2012 or December 31, 2011. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities at cost are based on Level 3 inputs, using a market approach.
[3]	Our private equity securities represent investments in the life sciences sector.
[4]	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
[5]	The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.
[6]	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.
[7]	We use a market approach in valuing financial instruments on a recurring basis. See also Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value. All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except less than 1% that use Level 1 or Level 3 inputs.
[8]	Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $102 million as of December 31, 2012; and foreign currency forward-exchange contracts with fair values of $169 million and interest rate swaps with fair values of $8 million as of December 31, 2011.
[9]	Designated as hedging instruments, except for certain contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $129 million as of December 31, 2012; and foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $123 million as of December 31, 2011.
[10]	Trading securities are held in trust for legacy business acquisition severance benefits.
[11]	Includes $408 million as of December 31, 2012 and $357 million as of December 31, 2011 of money market funds held in trust in connection with the asbestos litigation involving Quigley Company, Inc., a wholly owned subsidiary. As of December 31, 2011, this amount includes approximately $625 million of money market funds that were held in escrow to secure certain of Wyeth’s payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin. The amounts held in escrow at December 31, 2011 were released from restriction during 2012 and classified as part of Short-term investments.

Financial Instruments Assets and Liabilities Measured on Recurring Basis (Parenthetical) (Detail) (USD $)	Dec. 31, 2012		Dec. 31, 2011
Footnotes to selected financial assets and liabilities:
Long-term debt, carried at historical proceeds, as adjusted	$ 31,036,000,000	[1],[2],[3]	$ 34,926,000,000	[1],[2],[3]
Fair value of long-term debt	37,500,000,000		40,100,000,000
Interest rate swaps [Member]
Footnotes to selected financial assets and liabilities:
Instruments used as offsets (assets)			8,000,000
Foreign currency forward-exchange contracts [Member]
Footnotes to selected financial assets and liabilities:
Instruments used as offsets (assets)	102,000,000		169,000,000
Instruments used as offsets (liabilities)			141,000,000
Foreign Exchange Contract [Member]
Footnotes to selected financial assets and liabilities:
Instruments used as offsets (liabilities)	129,000,000		123,000,000
Foreign Currency Debt Designated As Hedging Instruments Long Term Liability At Fair Value [Member]
Footnotes to selected financial assets and liabilities:
Long-term debt, carried at historical proceeds, as adjusted	809,000,000		919,000,000
Wyeth [Member]
Footnotes to selected financial assets and liabilities:
Money market funds held in escrow			625,000,000
Quigley Co, Inc., a wholly owned subsidiary [Member] | Asbestos Litigation [Member]
Footnotes to selected financial assets and liabilities:
Money market funds held in trust	$ 408,000,000		$ 357,000,000
Maximum [Member] | Fair Value, Measurements, Recurring [Member]
Footnotes to selected financial assets and liabilities:
Percentage of financial assets and liabilities measured at fair value inputs Level 1 and Level 3 inputs	1.00%		1.00%

[1]	The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.
[2]	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
[3]	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.

Financial Instruments by Balance Sheet Grouping (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Assets
Cash and cash equivalents	$ 1,000		$ 900
Short-term investments	22,319		23,270
Long-term investments	14,149		9,814
Taxes and other current assets	296	[1]	357	[1]
Taxes and other noncurrent assets	1,086	[2]	1,042	[2]
Total	38,850		35,383
Liabilities
Short-term borrowings, including current portion of long-term debt	6,424	[3],[4]	4,016	[3],[4]
Other current liabilities	330	[5]	459	[5]
Long-term debt	31,036	[3],[6],[7]	34,926	[3],[6],[7]
Other noncurrent liabilities	374	[8]	1,306	[8]
Total	$ 38,164	[3]	$ 40,707	[3]

[1]	As of December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($152 million) and foreign currency swaps ($144 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million).
[2]	As of December 31, 2012, derivative instruments at fair value include interest rate swaps ($1 billion) and foreign currency swaps ($50 million) and, as of December 31, 2011, include interest rate swaps ($1 billion) and foreign currency swaps ($17 million).
[3]	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
[4]	The differences between the estimated fair values and carrying values of held to maturity debt securities, private equity securities at cost and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2012 or December 31, 2011. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities at cost are based on Level 3 inputs, using a market approach.
[5]	At December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($243 million) and foreign currency swaps ($87 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million).
[6]	The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.
[7]	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.
[8]	At December 31, 2012, derivative instruments at fair value include foreign currency swaps ($341 million) and interest rate swaps ($33 million) and, as of December 31, 2011, include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million).

Financial Instruments by Balance Sheet Grouping (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Taxes and other current assets	$ 296	[1]	$ 357	[1]
Taxes and other noncurrent assets	1,086	[2]	1,042	[2]
Other current liabilities	330	[3]	459	[3]
Other noncurrent liabilities	374	[4]	1,306	[4]
Foreign currency forward-exchange contracts [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Taxes and other current assets	152		349
Other current liabilities	243		355
Foreign Exchange Contract [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Taxes and other current assets	144
Taxes and other noncurrent assets	50		17
Other current liabilities	87		104
Other noncurrent liabilities	341		1,300
Interest rate swaps [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Taxes and other current assets			8
Taxes and other noncurrent assets	1,000		1,000
Other noncurrent liabilities	$ 33		$ 14

[1]	As of December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($152 million) and foreign currency swaps ($144 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million).
[2]	As of December 31, 2012, derivative instruments at fair value include interest rate swaps ($1 billion) and foreign currency swaps ($50 million) and, as of December 31, 2011, include interest rate swaps ($1 billion) and foreign currency swaps ($17 million).
[3]	At December 31, 2012, derivative instruments at fair value include foreign currency forward-exchange contracts ($243 million) and foreign currency swaps ($87 million) and, as of December 31, 2011, include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million).
[4]	At December 31, 2012, derivative instruments at fair value include foreign currency swaps ($341 million) and interest rate swaps ($33 million) and, as of December 31, 2011, include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million).

Financial Instruments - Investments in Debt Securities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Held-to-maturity debt securities maturities total	$ 1,513	[1],[2]	$ 1,587	[1],[2]
Debt securities maturities within 1 year	21,990
Debt securities maturities over 1 to 5 years	10,323
Debt securities maturities over 5 to 10 years	1,784
Total debt securities	34,097
Certificates of deposit and other [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Held-to-maturity debt securities maturities within 1 year	1,240
Held-to-maturity debt securities with maturities over 1 to 5 years	273
Held-to-maturity debt securities maturities over 5 to 10 years	0
Held-to-maturity debt securities maturities total	1,513
Western European, Asian and other government debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities within 1 year	13,671	[3]
Available-for-sale debt securities maturities over 1 to 5 years	2,084	[3]
Available-for-sale debt securities maturities over 5 to 10 years	0	[3]
Available-for-sale debt securities maturities total	15,755	[3]
Corporate debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities within 1 year	1,085	[4]
Available-for-sale debt securities maturities over 1 to 5 years	4,468	[4]
Available-for-sale debt securities maturities over 5 to 10 years	1,741	[4]
Available-for-sale debt securities maturities total	7,294	[4]
Reverse repurchase agreements [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities within 1 year	2,790	[5]
Available-for-sale debt securities maturities over 1 to 5 years	0	[5]
Available-for-sale debt securities maturities over 5 to 10 years	0	[3]
Available-for-sale debt securities maturities total	2,790
Western European, Scandinavian and other government agency debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities within 1 year	2,348	[3]
Available-for-sale debt securities maturities over 1 to 5 years	415	[3]
Available-for-sale debt securities maturities total	2,763	[3]
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities within 1 year	0
Available-for-sale debt securities maturities over 1 to 5 years	2,492
Available-for-sale debt securities maturities over 5 to 10 years	43
Available-for-sale debt securities maturities total	2,535
U.S. government debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities within 1 year	688
Available-for-sale debt securities maturities over 1 to 5 years	197
Available-for-sale debt securities maturities over 5 to 10 years	0
Available-for-sale debt securities maturities total	885
Supranational debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities within 1 year	168	[3]
Available-for-sale debt securities maturities over 1 to 5 years	394	[3]
Available-for-sale debt securities maturities over 5 to 10 years	0	[3]
Available-for-sale debt securities maturities total	$ 562	[3]

[1]	Gross unrealized gains and losses are not significant.
[2]	The differences between the estimated fair values and carrying values of held to maturity debt securities, private equity securities at cost and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2012 or December 31, 2011. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities at cost are based on Level 3 inputs, using a market approach.
[3]	All issued by above-investment-grade governments, government agencies or supranational entities, as applicable.
[4]	Reflects property, plant and equipment and other long-lived held-for-sale assets written down to their fair value of $139 million, less costs to sell of $3 million (a net of $136 million), in 2012. The impairment charges of $210 million are included in Restructuring charges and certain acquisition-related costs. Fair value is determined primarily using a market approach, with various inputs, such as recent sales transactions.
[5]	Involving U.S. government securities.

Financial Instruments - Narrative (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Commercial Paper [Member]	Dec. 31, 2011 Commercial Paper [Member]	Dec. 31, 2012 Foreign Exchange Contract [Member]	Dec. 31, 2012 Foreign Exchange Contract [Member] United Kingdom Pound [Member] Maturing in 2038 [Member]	Dec. 31, 2012 Interest Rate Contract [Member]	Dec. 31, 2012 Credit Risk Contract [Member]	Dec. 31, 2012 Derivative Instruments Issued By Counterparties [Member]
Short - Term Borrowings
Commercial paper outstanding			$ 2,700,000,000	$ 2,700,000,000
Short-term debt, weighted average interest rate	1.60%	0.20%
Derivative Financial Instruments and Hedging Activities
Aggregate notional amount of foreign exchange derivative financial instruments					45,600,000,000
Notional amount of foreign exchange derivative financial instruments						2,400,000,000
Aggregate notional amount of interest rate derivative financial instruments							11,600,000,000
Aggregate fair value of net derivative liabilities								451,000,000
Posted collateral								424,000,000
Additional collateral								58,000,000
Credit Risk Derivatives
Concentration risk maximum exposure									2,900,000,000
Securities received as collateral									$ 660,000,000

Financial Instruments - Derivative Financial Instruments and Hedging Activities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Reclassified from OCI into OID	$ 263	[1],[2]	$ (239)	[1],[2]
Cash Flow Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Reclassified from OCI into OID	257	[1],[2]	(243)	[1],[2]
All other, net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Reclassified from OCI into OID	6	[1],[2]
Other Comprehensive Income (Loss) [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	969	[1],[2]	(660)	[1],[2]
Other Comprehensive Income (Loss) [Member] | Net Investment Hedging [Member] | Foreign currency short-term borrowings [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Non - Derivative Financial Instruments Gains/(Losses) Recognized in OCI			940	[1],[2]
Other Comprehensive Income (Loss) [Member] | Net Investment Hedging [Member] | Foreign currency long-term debt [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Non - Derivative Financial Instruments Gains/(Losses) Recognized in OCI	88	[1],[2]	(41)	[1],[2]
Other Comprehensive Income (Loss) [Member] | Net Investment Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	200	[1],[2]	(1,059)	[1],[2]
Other Comprehensive Income (Loss) [Member] | Cash Flow Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	676	[1],[2]	(496)	[1],[2]
Other Comprehensive Income (Loss) [Member] | All other, net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	5	[1],[2]	(4)	[1],[2]
Derivative Financial Instruments Gains/(Losses) Reclassified from OCI into OID			4	[1],[2]
Other Income Expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	(65)	[1],[3],[4]	(132)	[1],[3],[4]
Other Income Expense [Member] | Net Investment Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	(4)	[1],[3],[4]	7	[1],[3],[4]
Other Income Expense [Member] | Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	(7)	[1],[3],[4]	106	[1],[3],[4]
Other Income Expense [Member] | Not Designated as Hedging Instrument [Member] | Foreign currency forward-exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	(61)	[1],[3],[4]	(260)	[1],[3],[4]
Other Income Expense [Member] | All other, net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	$ 7	[1],[3],[4]	$ 15	[1],[3],[4]

[1]	OID = Other (income)/deductions—net, included in Other deductions—net in the consolidated statements of income. OCL = Other comprehensive loss, included in the consolidated statements of comprehensive income.
[2]	Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive loss––Unrealized holding gains/(losses) on derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive loss––foreign currency translation adjustments.
[3]	There was no significant ineffectiveness for any period presented.
[4]	Also includes gains and losses attributable to the hedged risk in fair value hedge relationships.

Financial Instruments - Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Debt Instrument [Line Items]
Long-term debt	$ 31,036	[1],[2],[3]	$ 34,926	[1],[2],[3]
Current portion not included above	2,449		6
Senior Unsecured Debt At 6.20 March 2019 [Member]
Debt Instrument [Line Items]
Long-term debt	3,327	[4]	3,248	[4]
Debt instrument rate	6.20%
Senior Unsecured Debt At 5.35 March 2015 [Member]
Debt Instrument [Line Items]
Long-term debt	3,065	[4]	3,069	[4]
Debt instrument rate	5.35%
Senior Unsecured Debt At 7.20 March 2039 [Member]
Debt Instrument [Line Items]
Long-term debt	2,903	[4]	2,948	[4]
Debt instrument rate	7.20%
Senior Unsecured Debt At 4.75 Euro June 2016 [Member]
Debt Instrument [Line Items]
Long-term debt	2,638	[5]	2,583	[5]
Debt instrument rate	4.75%
Senior Unsecured Debt At 5.75 Euro June 2021 [Member]
Debt Instrument [Line Items]
Long-term debt	2,634	[5]	2,581	[5]
Debt instrument rate	5.75%
Senior Unsecured Debt At 3.625 Euro June 2013 [Member]
Debt Instrument [Line Items]
Long-term debt	0	[5],[6]	2,392	[5],[6]
Debt instrument rate	3.63%
Senior Unsecured Debt At 6.50 U.K. Pound June 2038 [Member]
Debt Instrument [Line Items]
Long-term debt	2,407	[5]	2,306	[5]
Debt instrument rate	6.50%
Senior Unsecured Debt At 5.95 April 2037 [Member]
Debt Instrument [Line Items]
Long-term debt	2,086		2,088
Debt instrument rate	5.95%
Senior Unsecured Debt At 5.50 February 2014 [Member]
Debt Instrument [Line Items]
Long-term debt	1,832		1,893
Debt instrument rate	5.50%
Senior Unsecured Debt At 5.50 March 2013 [Member]
Debt Instrument [Line Items]
Long-term debt	0	[7]	1,564	[7]
Debt instrument rate	5.50%
Senior Unsecured Debt At 4.55 Euro May 2017 [Member]
Debt Instrument [Line Items]
Long-term debt	1,384		1,325
Debt instrument rate	4.55%
Senior Unsecured Debt At 4.75 Euro December 2014 [Member]
Debt Instrument [Line Items]
Long-term debt	1,284		1,266
Debt instrument rate	4.75%
Senior Unsecured Debt At 5.50 February 2016 [Member]
Debt Instrument [Line Items]
Long-term debt	1,048		1,061
Debt instrument rate	5.50%
Notes And Other Debt At 5.28 2012-2018 [Member]
Debt Instrument [Line Items]
Long-term debt	2,254	[8]	2,302	[8]
Debt instrument rate	5.28%
Notes And Other Debt At 6.51 2021-2036 [Member]
Debt Instrument [Line Items]
Long-term debt	3,403	[9]	3,435	[9]
Debt instrument rate	6.51%
Foreign currency notes and other foreign currency debt with a weighted average interest rate 2.48 2014-2016 [Member]
Debt Instrument [Line Items]
Long-term debt	$ 771	[10]	$ 865	[10]
Debt instrument rate	2.48%

[1]	The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.
[2]	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
[3]	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.
[4]	Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.
[5]	Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus, in each case, accrued and unpaid interest.
[6]	At December 31, 2012, the note has been reclassified to Current portion of long-term debt.
[7]	At December 31, 2012, the note had been called and is no longer outstanding.
[8]	Contains debt issuances with a weighted-average maturity of approximately 4 years.
[9]	Contains debt issuances with a weighted-average maturity of approximately 17 years.
[10]	Contains debt issuances with a weighted-average maturity of approximately 3 years.

Financial Instruments - Long-Term Debt (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2012
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	0.50%
Debt Instrument Callable Government Bond Rate Margin Percentage	0.20%
Notes And Other Debt At 5.28 2012-2018 [Member]
Debt Instrument [Line Items]
Long Term Debt Weighted Average Maturity	4 years
Notes And Other Debt At 6.51 2021-2036 [Member]
Debt Instrument [Line Items]
Long Term Debt Weighted Average Maturity	17 years
Foreign currency notes and other foreign currency debt with a weighted average interest rate 2.48 2014-2016 [Member]
Debt Instrument [Line Items]
Long Term Debt Weighted Average Maturity	3 years

Financial Instruments - Long-Term Debt Outstanding Maturities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Debt Instrument [Line Items]
2014	$ 3,922
2015	3,065
2016	4,449
2017	1,907
AFTER 2017	17,693
TOTAL	$ 31,036	[1],[2],[3]	$ 34,926	[1],[2],[3]

[1]	The fair value of our long-term debt (not including the current portion of long-term debt) is $37.5 billion as of December 31, 2012 and $40.1 billion as of December 31, 2011. The fair value measurements for our long-term debt are based on Level 2 inputs, using a market approach.
[2]	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
[3]	Includes foreign currency debt with fair values of $809 million as of December 31, 2012 and $919 million as of December 31, 2011, which are used as hedging instruments.

Inventories (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Inventories [Line Items]
Finished goods	$ 2,529		$ 2,311
Work-in-process	3,794		3,514
Raw materials and supplies	740		785
Total inventories	7,063		6,610
Noncurrent portion not included above	$ 761	[1]	$ 800	[1]

[1]	Included in Taxes and other noncurrent assets. There are no recoverability issues associated with these amounts.

Property, Plant and Equipment (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2012 Minimum [Member] Building [Member]	Dec. 31, 2012 Minimum [Member] Machinery and equipment [Member]	Dec. 31, 2012 Minimum [Member] Furniture, fixtures and other [Member]	Dec. 31, 2012 Maximum [Member] Building [Member]	Dec. 31, 2012 Maximum [Member] Machinery and equipment [Member]	Dec. 31, 2012 Maximum [Member] Furniture, fixtures and other [Member]
Property, Plant and Equipment [Line Items]
USEFUL LIVES (YEARS)						33 years	8 years	3 years	50 years	20 years	12 years 6 months
Land	$ 597		$ 737
Buildings	11,420		12,089
Machinery and equipment	10,795		10,882
Furniture, fixtures and other	3,962		4,235
Construction in progress	1,108		1,294
Total property, plant and equipment before accumulated depreciation	27,882		29,237
Less: Accumulated depreciation	13,421		13,316
Total property, plant and equipment	$ 14,461	[1]	$ 15,921	[1]	$ 17,607

[1]	The decrease in total property, plant and equipment is primarily due to depreciation, disposals, impairments and the impact of foreign exchange, partially offset by capital additions.

Goodwill and Other Intangible Assets - Goodwill (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Goodwill [Line Items]
Goodwill, Gross	$ 45,200		$ 45,100
Goodwill [Roll Forward]
Beginning balance	44,569		43,432
Additions	605	[1]	805	[2]
Other	(502)	[3]	(332)	[3]
Ending balance	44,672		44,569
Primary Care [Member]
Goodwill [Roll Forward]
Beginning balance	6,229		6,050
Additions	0	[1]	129	[2]
Other	(77)	[3]	50	[3]
Ending balance	6,152		6,229
Specialty Care And Oncology [Member]
Goodwill [Roll Forward]
Beginning balance	17,097		16,659
Additions	0	[1]	300	[2]
Other	(212)	[3]	138	[3]
Ending balance	16,885		17,097
Established Products and Emerging Markets [Member]
Goodwill [Roll Forward]
Beginning balance	18,746		18,274
Additions	91	[1]	321	[2]
Other	(234)	[3]	151	[3]
Ending balance	18,603		18,746
Other Operating Segments [Member]
Goodwill [Roll Forward]
Beginning balance	2,497	[4]	2,449	[4]
Additions	514	[1],[4]	55	[2],[4]
Other	21	[3],[4]	(7)	[3],[4]
Ending balance	$ 3,032	[4]	$ 2,497	[4]

[1]	Related to our acquisitions of Ferrosan, Alacer and NextWave (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).
[2]	Primarily reflects the acquisition of King (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).
[3]	Primarily reflects the impact of foreign exchange.
[4]	Reflects amounts associated with Animal Health and Consumer Healthcare.

Goodwill and Other Intangible Assets - Finite-lived and Indefinite-lived Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived intangible assets, gross carrying amount	$ 76,070		$ 75,404
Finite-lived intangible assets, accumulated amortization	(38,643)	[1]	(33,186)	[1]
Finite-lived intangible assets, less accumulated amortization	37,427		42,218
Total indefinite-lived intangible assets	8,586		8,966
Intangible assets, gross carrying amount	84,656	[1]	84,370	[1]
Identifiable intangible assets, less accumulated amortization	46,013	[1]	51,184	[1]
Indefinite Lived Brands [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Brands	7,828		7,694
In Process Research And Development [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
In-process research and development	688		1,200
Trademarks [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Trademarks	70		72
Developed Technology Rights [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived intangible assets, gross carrying amount	73,112		72,678
Finite-lived intangible assets, accumulated amortization	(37,069)		(31,922)
Finite-lived intangible assets, less accumulated amortization	36,043		40,756
Brands [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived intangible assets, gross carrying amount	1,873		1,678
Finite-lived intangible assets, accumulated amortization	(781)		(687)
Finite-lived intangible assets, less accumulated amortization	1,092		991
License Agreements [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived intangible assets, gross carrying amount	1,085		1,048
Finite-lived intangible assets, accumulated amortization	(793)		(577)
Finite-lived intangible assets, less accumulated amortization	$ 292		$ 471

[1]	The decrease is primarily related to amortization, as well as impairment charges (see Note 4. Other Deductions—Net), partially offset by the assets acquired as part of the acquisitions of NextWave, Ferrosan and Alacer (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

Goodwill and Other Intangible Assets - Narrative (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Goodwill, gross	$ 45,200,000,000	$ 45,100,000,000
Finite-lived intangible asset, useful life	11 years
Amortization expense for finite-lived intangible assets	5,400,000,000	5,800,000,000	5,500,000,000
Animal Health [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Goodwill, impaired, accumulated impairment loss	536,000,000	536,000,000
Indefinite Lived Brands [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of indefinite-lived intangible asset unamortized costs by segment	34.00%
Indefinite Lived Brands [Member] | Consumer Healthcare [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of indefinite-lived intangible asset unamortized costs by segment	66.00%
In Process Research And Development [Member] | Specialty Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of indefinite-lived intangible asset unamortized costs by segment	10.00%
In Process Research And Development [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of indefinite-lived intangible asset unamortized costs by segment	20.00%
In Process Research And Development [Member] | Primary Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of indefinite-lived intangible asset unamortized costs by segment	12.00%
In Process Research And Development [Member] | Animal Health [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of indefinite-lived intangible asset unamortized costs by segment	3.00%
In Process Research And Development [Member] | Worldwide Research and Development [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of indefinite-lived intangible asset unamortized costs by segment	55.00%
Developed Technology Rights [Member] | In Process Research And Development [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Goodwill, gross	160,000,000
Developed Technology Rights [Member] | Prevenar 13 Adult and Vyndagel [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Goodwill, gross	$ 2,300,000,000
Developed Technology Rights [Member] | Specialty Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	66.00%
Developed Technology Rights [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	19.00%
Developed Technology Rights [Member] | Primary Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	13.00%
Developed Technology Rights [Member] | Animal Health [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	1.00%
Developed Technology Rights [Member] | Oncology [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	1.00%
Brands [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	24.00%
Brands [Member] | Animal Health [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	12.00%
Brands [Member] | Consumer Healthcare [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage of finite-lived intangible asset amortized cost by segment	64.00%

Goodwill and Other Intangible Assets - Expected Annual Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
2013	$ 4,804
2014	4,145
2015	3,735
2016	3,488
2017	$ 3,373

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Narrative (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Curtailment gain	$ 59
Defined contribution plan, cost recognized	$ 297	$ 288	$ 259

Pension and Postretirement Benefit Plans and Defined Contribution Plans (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 357	[1],[2],[3]	$ 351	[1],[2],[3]	$ 347	[1],[2]
Interest cost	697	[1],[2],[3]	734	[1],[2],[3]	740	[1],[2]
Expected return on plan assets	(983)	[1],[2]	(871)	[1],[2]	(782)	[1],[2]
Amortization of:
Actuarial losses(e)	306	[2]	145	[2]	151	[2]
Prior service credits	(10)	[2]	(8)	[2]	2	[2]
Curtailments and settlements––net	83	[2]	95	[2]	(52)	[2]
Special termination benefits	8	[2]	23	[2]	73	[2]
Net periodic benefit costs	458	[2]	469	[2]	479	[2]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax	461	[2],[4]	1,879	[2],[4]	260	[2],[4]
Total amount recognized in comprehensive income	919	[2]	2,348	[2]	739	[2]
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	35	[1],[5],[6]	36	[1],[5],[6]	28	[1],[5]
Interest cost	62	[1],[5],[6]	72	[1],[5],[6]	77	[1],[5]
Expected return on plan assets	0	[1],[5]	0	[1],[5]	0	[1],[5]
Amortization of:
Actuarial losses(e)	41	[5]	36	[5]	29	[5]
Prior service credits	(3)	[5]	(3)	[5]	(2)	[5]
Curtailments and settlements––net	24	[5]	23	[5]	1	[5]
Special termination benefits	30	[5]	26	[5]	180	[5]
Net periodic benefit costs	189	[5]	190	[5]	313	[5]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax	110	[4],[5]	36	[4],[5]	117	[4],[5]
Total amount recognized in comprehensive income	299	[5]	226	[5]	430	[5]
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	215	[1],[7],[8]	243	[1],[7],[8]	224	[1],[7]
Interest cost	406	[1],[7],[8]	443	[1],[7],[8]	418	[1],[7]
Expected return on plan assets	(424)	[1],[7]	(437)	[1],[7]	(425)	[1],[7]
Amortization of:
Actuarial losses(e)	93	[7]	86	[7]	67	[7]
Prior service credits	(7)	[7]	(5)	[7]	(4)	[7]
Curtailments and settlements––net	(9)	[7]	0	[7]	(3)	[7]
Special termination benefits	5	[7]	5	[7]	6	[7]
Net periodic benefit costs	279	[7]	335	[7]	283	[7]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax	759	[4],[7]	(365)	[4],[7]	152	[4],[7]
Total amount recognized in comprehensive income	1,038	[7]	(30)	[7]	435	[7]
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	68	[1],[10],[9]	68	[1],[10],[9]	79	[1],[9]
Interest cost	182	[1],[10],[9]	195	[1],[10],[9]	211	[1],[9]
Expected return on plan assets	(46)	[1],[9]	(35)	[1],[9]	(31)	[1],[9]
Amortization of:
Actuarial losses(e)	33	[9]	17	[9]	15	[9]
Prior service credits	(49)	[9]	(53)	[9]	(38)	[9]
Curtailments and settlements––net	(65)	[9]	(68)	[9]	(23)	[9]
Special termination benefits	6	[9]	3	[9]	19	[9]
Net periodic benefit costs	129	[9]	127	[9]	232	[9]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax	267	[4],[9]	421	[4],[9]	(183)	[4],[9]
Total amount recognized in comprehensive income	$ 396	[9]	$ 548	[9]	$ 49	[9]

[1]	The decrease in service cost in 2012 for our international plans is largely driven by restructuring activities in the U.K. and Ireland. The decrease in interest cost in 2012 and 2011 reflect lower interest rates during the periods. The increase in the expected return on plan assets in 2012 for our U.S. qualified plans is due to a higher plan asset base. The higher amortization of actuarial losses is due larger accumulated actuarial losses resulting from lower interest rates.
[2]	2012 v. 2011––The decrease in net periodic benefit cost for our U.S. qualified plans was primarily driven by (i) higher expected return on plan assets (resulting from contributions made to the plan in 2011 that increased the plan asset base), (ii) lower interest costs, (iii) a decrease in special termination benefits, and (iv) lower curtailments and settlements––net due to the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico largely offset by an increase in the amounts amortized for actuarial losses (resulting from a decrease in the discount rate and lower than expected actual returns in 2011). 2011 v. 2010––The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts.
[3]	The unfavorable change in the funded status of our U.S. qualified plans is primarily due to the decrease in the discount rate, partially offset by the curtailment resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico, and an increase in the actual gain on plan assets.
[4]	For details, see our Consolidated Statements of Comprehensive Income and Note 6. Accumulated Other Comprehensive Loss, Excluding Noncontrolling Interests.
[5]	2012 v. 2011––The net periodic benefit cost for our U.S. supplemental (non-qualified) pension plans was largely unchanged as the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico was more than offset by higher settlement activity. 2011 v. 2010––The decrease in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives.
[6]	Our U.S. supplemental (non-qualified) plans are generally not funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, will be paid from cash generated from operations.
[7]	2012 v. 2011––The decrease in net periodic benefit costs for our international pension plans was primarily driven by changes impacting our U.K. plans in 2011 (see (e) below) as well as higher curtailment gains resulting from ongoing restructuring initiatives. 2011 v. 2010––The increase in the international plans’ net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.
[8]	The unfavorable change in the funded status of our international plans is primarily due to changes in actuarial assumptions, partially offset by an increase in the actual gain on plan assets. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist.
[9]	2012 v. 2011––The net periodic benefit cost for our postretirement plans was largely unchanged, as an increase in amounts amortized for actuarial plan losses was partially offset by higher expected return on plan assets. 2011 v. 2010––The decrease in the postretirement plans’ net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010.
[10]	The funded status of our postretirement plans is largely unchanged as changes in actuarial assumptions were offset by the actual return on plan assets and increased contributions.

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Amounts Expected to be Amortized into Net Periodic Benefit Costs (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	$ (360)
Prior service credits and other	7
Total	(353)
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(54)
Prior service credits and other	2
Total	(52)
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(149)
Prior service credits and other	8
Total	(141)
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(46)
Prior service credits and other	45
Total	$ (1)

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Weighted-Average Actuarial Assumptions (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	4.30%	5.10%	5.90%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	2.70%	3.50%	4.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	5.10%	5.90%	6.30%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	8.50%	8.50%	8.50%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	3.50%	4.00%	4.00%
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	3.90%	5.00%	5.80%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	2.80%	3.50%	4.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	5.00%	5.80%	6.20%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	3.50%	4.00%	4.00%
International Pension Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	3.80%	4.70%	4.80%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	3.10%	3.30%	3.50%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	4.70%	4.80%	5.10%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	5.90%	6.00%	6.40%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	3.30%	3.50%	3.60%
Postretirement Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	4.10%	4.80%	5.60%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	4.80%	5.60%	6.00%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	8.50%	8.50%	8.50%

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Healthcare Cost Trend Rate Assumptions (Detail) (Postretirement Plans [Member])	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Healthcare cost trend rate assumed for next year	7.50%	7.80%
Rate to which the cost trend rate is assumed to decline	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027

Pension and Postretirement Benefit Plans and Defined Contribution Plans - One-Percentage-Point Increase or Decrease in the Healthcare Cost Trend Rate (Detail) (Postretirement Plans [Member], USD $)
In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Effect on total service and interest cost components, increase	$ 17
Effect on total service and interest cost components, decrease	(16)
Effect on postretirement benefit obligation, increase	333
Effect on postretirement benefit obligation, decrease	$ (293)

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Obligations and Funded Status (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Change in benefit obligation:
Benefit obligation, beginning	$ 14,835	[1],[2]	$ 13,035	[1]
Service cost	357	[1],[3],[4]	351	[1],[3],[4]	347	[3],[4]
Interest cost	697	[1],[3],[4]	734	[1],[3],[4]	740	[3],[4]
Employee contributions		[1]		[1]
Plan amendments	0	[1]	(73)	[1]
Changes in actuarial assumptions and other	1,926	[1]	1,808	[1]
Foreign exchange impact		[1]		[1]
Acquisitions	(1)	[1]	56	[1]
Curtailments	(605)	[1]	(97)	[1]
Settlements	(485)	[1]	(476)	[1]
Special termination benefits	8	[1]	23	[1]
Benefits paid	(464)	[1]	(526)	[1]
Benefit obligation ending	16,268	[1],[2]	14,835	[1],[2]	13,035	[1]
Change in plan assets:
Fair value of plan assets, beginning	12,005	[1]	10,596	[1]
Actual gain on plan assets	1,464	[1]	398	[1]
Company contributions	20	[1]	1,969	[1]
Employee contributions		[1]		[1]
Foreign exchange impact		[1]		[1]
Acquisitions	0	[1]	44	[1]
Settlements	(485)	[1]	(476)	[1]
Benefits paid	(464)	[1]	(526)	[1]
Fair value of plan assets, ending	12,540	[1]	12,005	[1]	10,596	[1]
Funded status-Plan assets less than the benefit obligation at end of year	(3,728)	[1]	(2,830)	[1]
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Change in benefit obligation:
Benefit obligation, beginning	1,431	[2],[5]	1,401	[5]
Service cost	35	[3],[5],[6]	36	[3],[5],[6]	28	[3],[6]
Interest cost	62	[3],[5],[6]	72	[3],[5],[6]	77	[3],[6]
Employee contributions		[5]		[5]
Plan amendments	0	[5]	(9)	[5]
Changes in actuarial assumptions and other	252	[5]	111	[5]
Foreign exchange impact		[5]		[5]
Acquisitions	1	[5]	0	[5]
Curtailments	(80)	[5]	(10)	[5]
Settlements	(121)	[5]	(128)	[5]
Special termination benefits	30	[5]	26	[5]
Benefits paid	(61)	[5]	(68)	[5]
Benefit obligation ending	1,549	[2],[5]	1,431	[2],[5]	1,401	[5]
Change in plan assets:
Fair value of plan assets, beginning		[5]		[5]
Actual gain on plan assets		[5]		[5]
Company contributions	182	[5]	196	[5]
Employee contributions		[5]		[5]
Foreign exchange impact		[5]		[5]
Acquisitions		[5]		[5]
Settlements	(121)	[5]	(128)	[5]
Benefits paid	(61)	[5]	(68)	[5]
Fair value of plan assets, ending		[5]		[5]		[5]
Funded status-Plan assets less than the benefit obligation at end of year	(1,549)	[5]	(1,431)	[5]
International Pension Plans [Member]
Change in benefit obligation:
Benefit obligation, beginning	8,891	[2],[7]	8,965	[7]
Service cost	215	[3],[7],[8]	243	[3],[7],[8]	224	[3],[8]
Interest cost	406	[3],[7],[8]	443	[3],[7],[8]	418	[3],[8]
Employee contributions	9	[7]	12	[7]
Plan amendments	(1)	[7]	4	[7]
Changes in actuarial assumptions and other	1,232	[7]	(516)	[7]
Foreign exchange impact	(80)	[7]	304	[7]
Acquisitions	71	[7]	3	[7]
Curtailments	(101)	[7]	(121)	[7]
Settlements	(33)	[7]	(56)	[7]
Special termination benefits	5	[7]	5	[7]
Benefits paid	(387)	[7]	(395)	[7]
Benefit obligation ending	10,227	[2],[7]	8,891	[2],[7]	8,965	[7]
Change in plan assets:
Fair value of plan assets, beginning	6,953	[7]	6,542	[7]
Actual gain on plan assets	668	[7]	176	[7]
Company contributions	383	[7]	475	[7]
Employee contributions	9	[7]	12	[7]
Foreign exchange impact	(35)	[7]	197	[7]
Acquisitions	31	[7]	2	[7]
Settlements	(33)	[7]	(56)	[7]
Benefits paid	(387)	[7]	(395)	[7]
Fair value of plan assets, ending	7,589	[7]	6,953	[7]	6,542	[7]
Funded status-Plan assets less than the benefit obligation at end of year	(2,638)	[7]	(1,938)	[7]
Postretirement Plans [Member]
Change in benefit obligation:
Benefit obligation, beginning	3,900	[2],[9]	3,582	[9]
Service cost	68	[10],[3],[9]	68	[10],[3],[9]	79	[10],[3]
Interest cost	182	[10],[3],[9]	195	[10],[3],[9]	211	[10],[3]
Employee contributions	58	[9]	45	[9]
Plan amendments	(24)	[9]	(28)	[9]
Changes in actuarial assumptions and other	259	[9]	300	[9]
Foreign exchange impact	1	[9]	0	[9]
Acquisitions	0	[9]	14	[9]
Curtailments	(11)	[9]	17	[9]
Settlements		[9]		[9]
Special termination benefits	6	[9]	3	[9]
Benefits paid	(274)	[9]	(296)	[9]
Benefit obligation ending	4,165	[2],[9]	3,900	[2],[9]	3,582	[9]
Change in plan assets:
Fair value of plan assets, beginning	422	[9]	414	[9]
Actual gain on plan assets	85	[9]	9	[9]
Company contributions	353	[9]	250	[9]
Employee contributions	58	[9]	45	[9]
Foreign exchange impact		[9]		[9]
Acquisitions		[9]		[9]
Settlements		[9]		[9]
Benefits paid	(274)	[9]	(296)	[9]
Fair value of plan assets, ending	644	[9]	422	[9]	414	[9]
Funded status-Plan assets less than the benefit obligation at end of year	$ (3,521)	[9]	$ (3,478)	[9]

[1]	The unfavorable change in the funded status of our U.S. qualified plans is primarily due to the decrease in the discount rate, partially offset by the curtailment resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico, and an increase in the actual gain on plan assets.
[2]	For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation (ABO). The ABO for all of our U.S. qualified pension plans was $15.9 billion in 2012 and $13.8 billion in 2011. The ABO for our U.S. supplemental (non-qualified) pension plans was $1.5 billion in 2012 and $1.2 billion 2011. The ABO for our international pension plans was $9.4 billion in 2012 and $8.3 billion in 2011.
[3]	The decrease in service cost in 2012 for our international plans is largely driven by restructuring activities in the U.K. and Ireland. The decrease in interest cost in 2012 and 2011 reflect lower interest rates during the periods. The increase in the expected return on plan assets in 2012 for our U.S. qualified plans is due to a higher plan asset base. The higher amortization of actuarial losses is due larger accumulated actuarial losses resulting from lower interest rates.
[4]	2012 v. 2011––The decrease in net periodic benefit cost for our U.S. qualified plans was primarily driven by (i) higher expected return on plan assets (resulting from contributions made to the plan in 2011 that increased the plan asset base), (ii) lower interest costs, (iii) a decrease in special termination benefits, and (iv) lower curtailments and settlements––net due to the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico largely offset by an increase in the amounts amortized for actuarial losses (resulting from a decrease in the discount rate and lower than expected actual returns in 2011). 2011 v. 2010––The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts.
[5]	Our U.S. supplemental (non-qualified) plans are generally not funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, will be paid from cash generated from operations.
[6]	2012 v. 2011––The net periodic benefit cost for our U.S. supplemental (non-qualified) pension plans was largely unchanged as the curtailment gain resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico was more than offset by higher settlement activity. 2011 v. 2010––The decrease in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives.
[7]	The unfavorable change in the funded status of our international plans is primarily due to changes in actuarial assumptions, partially offset by an increase in the actual gain on plan assets. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist.
[8]	2012 v. 2011––The decrease in net periodic benefit costs for our international pension plans was primarily driven by changes impacting our U.K. plans in 2011 (see (e) below) as well as higher curtailment gains resulting from ongoing restructuring initiatives. 2011 v. 2010––The increase in the international plans’ net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.
[9]	The funded status of our postretirement plans is largely unchanged as changes in actuarial assumptions were offset by the actual return on plan assets and increased contributions.
[10]	2012 v. 2011––The net periodic benefit cost for our postretirement plans was largely unchanged, as an increase in amounts amortized for actuarial plan losses was partially offset by higher expected return on plan assets. 2011 v. 2010––The decrease in the postretirement plans’ net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010.

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Obligations and Funded Status (Parenthetical) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Company contributions	$ 20,000,000	[1]	$ 1,969,000,000	[1]
Defined benefit plan, accumulated benefit obligation	15,900,000,000		13,800,000,000
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Company contributions	182,000,000	[2]	196,000,000	[2]
Defined benefit plan, accumulated benefit obligation	1,500,000,000		1,200,000,000
International Pension Plans [Member]
Company contributions	383,000,000	[3]	475,000,000	[3]
Defined benefit plan, accumulated benefit obligation	$ 9,400,000,000		$ 8,300,000,000

[1]	The unfavorable change in the funded status of our U.S. qualified plans is primarily due to the decrease in the discount rate, partially offset by the curtailment resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico, and an increase in the actual gain on plan assets.
[2]	Our U.S. supplemental (non-qualified) plans are generally not funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, will be paid from cash generated from operations.
[3]	The unfavorable change in the funded status of our international plans is primarily due to changes in actuarial assumptions, partially offset by an increase in the actual gain on plan assets. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist.

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Funded Status Recognized in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Noncurrent liabilities	$ (3,728)	$ (2,830)
Funded status	(3,728)	(2,830)
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current liabilities	(162)	(130)
Noncurrent liabilities	(1,387)	(1,301)
Funded status	(1,549)	(1,431)
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Noncurrent assets	124	327
Current liabilities	(47)	(41)
Noncurrent liabilities	(2,715)	(2,224)
Funded status	(2,638)	(1,938)
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current liabilities	(28)	(134)
Noncurrent liabilities	(3,493)	(3,344)
Funded status	$ (3,521)	$ (3,478)

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Amounts Recognized in Accumulated Other Comprehensive (Loss)/Income (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	$ (5,027)	[1]	$ (4,638)	[1]
Prior service (costs)/credits and other	51		123
Total	(4,976)		(4,515)
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(664)	[1]	(566)	[1]
Prior service (costs)/credits and other	14		26
Total	(650)		(540)
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(2,780)	[1]	(2,020)	[1]
Prior service (costs)/credits and other	(20)		(21)
Total	(2,800)		(2,041)
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(932)	[1]	(759)	[1]
Prior service (costs)/credits and other	374		468
Total	$ (558)		$ (291)

[1]	The actuarial losses primarily represent the impact of changes in discount rates and other assumptions that result in cumulative changes in our projected benefit obligations as well as the cumulative difference between the expected return and actual return on plan assets. These actuarial losses are recognized in Accumulated other comprehensive loss and are amortized into net periodic benefit costs over an average period of 9.8 years for our U.S. qualified plans, an average period of 9.9 years for our U.S. supplemental (non-qualified) plans, an average period of 14.5 years for our international plans and an average period of 11.0 years for our postretirement plans.

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Amounts Recognized in Accumulated Other Comprehensive (Loss)/Income (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2012
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	9 years 9 months 18 days
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	9 years 10 months 24 days
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	14 years 6 months
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	11 years

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Pension Plans in Excess of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$ 12,540	$ 12,005
Accumulated benefit obligation	15,870	13,799
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	12,540	12,005
Projected benefit obligation	16,268	14,835
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets
Accumulated benefit obligation	1,465	1,225
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets
Projected benefit obligation	1,549	1,431
International Pension Plans [Member]
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	2,776	2,529
Accumulated benefit obligation	5,056	4,446
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	6,432	2,686
Projected benefit obligation	$ 9,193	$ 4,951

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	$ 12,540	[1]	$ 12,005	[1]	$ 10,596	[1]
U.S. Qualified Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	368		2,111
U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	3,536		2,522
U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,215		1,794
U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	943		870
U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,093		808
U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,414		1,971
U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	866		920
U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	348		353
U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	757		656
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	7,589	[2]	6,953	[2]	6,542	[2]
International Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	299		299
International Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,723		1,513
International Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,194		1,966
International Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	825		785
International Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	914		956
International Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	613		536
International Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	110		55
International Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	465		433
International Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	446		410
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	644	[3]	422	[3]	414	[3]
Postretirement Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	28	[4]	19	[4]
Postretirement Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	79	[4]	24	[4]
Postretirement Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	50	[4]	17	[4]
Postretirement Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	20	[4]	8	[4]
Postretirement Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	25	[4]	8	[4]
Postretirement Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	55	[4]	19	[4]
Postretirement Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	350	[4]	312	[4]
Postretirement Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	37	[4]	15	[4]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	3,519	[5]	2,509	[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	3,519	[5]	2,509	[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	0	[5]		[5]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,638	[5]	1,432	[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,638	[5]	1,432	[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	79	[5]	24	[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	79	[4],[5]	24	[4],[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	7,395	[5]	7,911	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	368	[5]	2,111	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	17	[5]	12	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,215	[5]	1,794	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	943	[5]	870	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,093	[5]	805	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,411	[5]	1,966	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	348	[5]	353	[5]
Fair value inputs Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	5,118	[5]	4,756	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	299	[5]	299	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	85	[5]	81	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,194	[5]	1,966	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	825	[5]	785	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	914	[5]	956	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	613	[5]	536	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	14	[5]	4	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	117	[5]	67	[5]
Fair value inputs Level 2 [Member] | International Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	57	[5]	62	[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	565	[5]	398	[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	28	[4],[5]	19	[4],[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	50	[4],[5]	17	[4],[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	20	[4],[5]	8	[4],[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	25	[4],[5]	8	[4],[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	55	[4],[5]	19	[4],[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	350	[4],[5]	312	[4],[5]
Fair value inputs Level 2 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	37	[4],[5]	15	[4],[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,626	[5]	1,585	[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	0	[5]	1	[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	0	[5]	3	[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	3	[5]	5	[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	866	[5]	920	[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	757	[5]	656	[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	833	[5]	765	[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	96	[5]	51	[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	348	[5]	366	[5]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	389	[5]	348	[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[5]		[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]
Fair value inputs Level 3 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Other [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets		[4],[5]		[4],[5]

[1]	The unfavorable change in the funded status of our U.S. qualified plans is primarily due to the decrease in the discount rate, partially offset by the curtailment resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico, and an increase in the actual gain on plan assets.
[2]	The unfavorable change in the funded status of our international plans is primarily due to changes in actuarial assumptions, partially offset by an increase in the actual gain on plan assets. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist.
[3]	The funded status of our postretirement plans is largely unchanged as changes in actuarial assumptions were offset by the actual return on plan assets and increased contributions.
[4]	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.
[5]	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value).

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Analysis of Changes in Significant Investments Valued Using Significant Unobservable Inputs (Detail) (USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning	$ 12,005	[1]	$ 10,596	[1]
Exchange rate changes		[1]		[1]
Fair value of plan assets, ending	12,540	[1]	12,005	[1]
International Pension Plans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning	6,953	[2]	6,542	[2]
Exchange rate changes	(35)	[2]	197	[2]
Fair value of plan assets, ending	7,589	[2]	6,953	[2]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, ending	1,626	[3]	1,585	[3]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Private Equity Funds [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning	920		899
Assets held, ending	4		(246)
Assets sold during the period			55
Purchases, sales and settlements, net	(58)		212
Transfer into/(out of) Level 3
Exchange rate changes
Fair value of plan assets, ending	866		920
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Other Funds [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning	656		465
Assets held, ending	61		24
Assets sold during the period			(6)
Purchases, sales and settlements, net	40		173
Transfer into/(out of) Level 3
Exchange rate changes
Fair value of plan assets, ending	757		656
Fair value inputs Level 3 [Member] | International Pension Plans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, ending	833	[3]	765	[3]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Other Funds [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning	348		214
Assets held, ending	(14)		(4)
Assets sold during the period	5
Purchases, sales and settlements, net	50		120
Transfer into/(out of) Level 3			12
Exchange rate changes			6
Fair value of plan assets, ending	389		348
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Insurance Contracts [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning	366		366
Assets held, ending	8		8
Assets sold during the period
Purchases, sales and settlements, net	(5)		(12)
Transfer into/(out of) Level 3	(5)		(15)
Exchange rate changes	(16)		19
Fair value of plan assets, ending	$ 348		$ 366

[1]	The unfavorable change in the funded status of our U.S. qualified plans is primarily due to the decrease in the discount rate, partially offset by the curtailment resulting from the decision to freeze the defined benefit plans in the U.S. and Puerto Rico, and an increase in the actual gain on plan assets.
[2]	The unfavorable change in the funded status of our international plans is primarily due to changes in actuarial assumptions, partially offset by an increase in the actual gain on plan assets. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist.
[3]	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Basis of Presentation and Significant Accounting Policies: Fair Value).

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Long-term Target Asset Allocations Ranges and the Percentage of the Fair Value of Plan Assets (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Total target allocation percentage	100.00%
Cash and cash equivalents, percentage of plan assets	2.90%	17.60%
Equity securities, percentage of plan assets	45.90%	36.00%
Debt securities, percentage of plan assets	35.50%	30.40%
Real estate and other investments, percentage of plan assets	15.70%	16.00%
Equity securities, percentage of plan assets	100.00%	100.00%
U.S. Qualified Pension Plans [Member] | Minimum [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, minimum	0.00%
Real estate and other investments, target allocation percentage, minimum	10.00%
U.S. Qualified Pension Plans [Member] | Minimum [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, minimum	25.00%
U.S. Qualified Pension Plans [Member] | Minimum [Member] | Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, minimum	30.00%
U.S. Qualified Pension Plans [Member] | Maximum [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, maximum	5.00%
Real estate and other investments, target allocation percentage, maximum	15.00%
U.S. Qualified Pension Plans [Member] | Maximum [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, maximum	50.00%
U.S. Qualified Pension Plans [Member] | Maximum [Member] | Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, maximum	55.00%
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Total target allocation percentage	100.00%
Cash and cash equivalents, percentage of plan assets	3.90%	4.40%
Equity securities, percentage of plan assets	51.60%	50.00%
Debt securities, percentage of plan assets	31.00%	32.70%
Real estate and other investments, percentage of plan assets	13.50%	12.90%
Equity securities, percentage of plan assets	100.00%	100.00%
International Pension Plans [Member] | Minimum [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, minimum	0.00%
Real estate and other investments, target allocation percentage, minimum	10.00%
International Pension Plans [Member] | Minimum [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, minimum	25.00%
International Pension Plans [Member] | Minimum [Member] | Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, minimum	30.00%
International Pension Plans [Member] | Maximum [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, maximum	5.00%
Real estate and other investments, target allocation percentage, maximum	15.00%
International Pension Plans [Member] | Maximum [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, maximum	50.00%
International Pension Plans [Member] | Maximum [Member] | Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, maximum	55.00%
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Total target allocation percentage	100.00%
Cash and cash equivalents, percentage of plan assets	4.40%	4.60%
Equity securities, percentage of plan assets	20.10%	9.70%
Debt securities, percentage of plan assets	15.50%	8.10%
Real estate insurance contracts and defined benefit plan other investments, percentage of plan assets	60.00%	77.60%
Equity securities, percentage of plan assets	100.00%	100.00%
Postretirement Plans [Member] | Minimum [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, minimum	0.00%
Real estate, insurance contracts and other investments, target allocation percentage, minimum	55.00%
Postretirement Plans [Member] | Minimum [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, minimum	10.00%
Postretirement Plans [Member] | Minimum [Member] | Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, minimum	5.00%
Postretirement Plans [Member] | Maximum [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, maximum	5.00%
Real estate and other investments, target allocation percentage, maximum	70.00%
Postretirement Plans [Member] | Maximum [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, maximum	35.00%
Postretirement Plans [Member] | Maximum [Member] | Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity and debt securities, target allocation percentage, maximum	30.00%

Pension and Postretirement Benefit Plans and Defined Contribution Plans - Expected Future Cash Flow Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	$ 0
Expected benefit payments:
2013	1,115
2014	782
2015	796
2016	812
2017	856
2018-2022	4,595
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	162
Expected benefit payments:
2013	162
2014	137
2015	116
2016	111
2017	114
2018-2022	561
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	343
Expected benefit payments:
2013	444
2014	400
2015	417
2016	430
2017	442
2018-2022	2,396
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	257
Expected benefit payments:
2013	295
2014	306
2015	313
2016	321
2017	329
2018-2022	$ 1,748

Equity Narrative (Detail) (USD $)	0 Months Ended	1 Months Ended	12 Months Ended
	Nov. 02, 2012	Dec. 12, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stockholders Equity Note [Line Items]
Amount of shares authorized in stock purchase plan, value	$ 10,000,000,000	$ 10,000,000,000
Total shares repurchased, shares			349,000,000	459,000,000	61,000,000
Total cost of shares repurchased			8,228,000,000	9,000,000,000	1,000,000,000
Amount of remaining shares authorized in stock purchase plan, value			11,800,000,000
Series A convertible perpetual preferred stock, per share stated value			$ 40,300
Series A convertible perpetual preferred stock, common stock shares when converted			2,574.87
Employee Stock Ownership Plans [Member]
Stockholders Equity Note [Line Items]
Series A convertible perpetual preferred stock, dividends rate			6.25%
Series A convertible perpetual preferred stock, common stock shares when converted			2,000,000
Preferred ESOP held preferred shares with a stated value			$ 39,000,000
Common ESOP, shares held			3,000,000

Share-Based Payments Narrative (Detail)	Dec. 31, 2012	Apr. 23, 2009 Restated And Amended 2004 [Member]	Dec. 31, 2012 Restricted Stock Units (RSUs) [Member]	Dec. 31, 2012 Stock Options And Stock Appreciation Rights [Member]	Dec. 31, 2012 Restricted Stock [Member] Minimum [Member]	Dec. 31, 2012 Stock Options [Member]		Dec. 31, 2011 Stock Options [Member]		Dec. 31, 2010 Stock Options [Member]		Dec. 31, 2012 Stock Options [Member] Minimum [Member]	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member]	Dec. 31, 2011 Stock Appreciation Rights (SARs) [Member]	Dec. 31, 2010 Stock Appreciation Rights (SARs) [Member]	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member] Minimum [Member]	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member] Maximum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Increase (decrease) the number of shares available for grants		425,000,000
Share Based Compensation Arrangement By Share Based Payment Award, Number of Equity Awards Period		36 months
Maximum shares available per individual during the plan period		8,000,000	2	1
Shares available for award	236,000,000
Vesting period					3 years							3 years
Contractual term						10 years
Holding period						1 year
Exercise period in the event of a divestiture or restructuring						3 months
Contractual term (years)						6 years 6 months	[1]	6 years 3 months	[1]	6 years 3 months	[1]		5 years 11 months 19 days	5 years 11 months 12 days	5 years	5 years	7 years

[1]	Determined using historical exercise and post-vesting termination patterns.

Share-Based Payments - Impact on Net Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	$ 481	$ 419	$ 405
Tax benefit for share-based compensation expense	(149)	(139)	(129)
Share-based payment expense, net of tax	332	280	276
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	157	166	150
Portfolio Performance Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	14	0	0
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	235	228	211
Total Shareholder Return Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	35	17	28
Directors' compensation and other [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	5	5	2
Performance Share Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	$ 35	$ 3	$ 14

Share-Based Payments - Restricted Stock Unit Activity (Detail) (Restricted Stock Units [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Nonvested, beginning of period, shares	41,940
Granted, shares	13,232
Vested, shares	(15,464)
Reinvested dividend equivalents, shares	1,585
Forfeited, shares	(3,433)
Nonvested, end of period, shares	37,860
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Nonvested, beginning of period, weighted-average grant date fair value per share	$ 17.08
Granted, weighted-average grant date fair value per share	$ 21.05
Vested, weighted-average grant date fair value per share	$ 15.09
Reinvested dividend equivalents, weighted-average grant date fair value per share	$ 22.95
Forfeited, weighted-average grant date fair value per share	$ 19.17
Nonvested, end of period, weighted-average grant date fair value per share	$ 19.34

Share-Based Payments - Data Related to All Restricted Stock Unit Activity (Detail) (Restricted Stock Units [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total grant date fair-value-based amount of shares vested	$ 348	$ 256	$ 222
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$ 258	$ 264	$ 230
Weighted-average period over which RSU cost is expected to be recognized (years)	1 year 2 months 12 days	1 year 3 months 18 days	1 year 4 months 24 days

Share-Based Payments - Valuation Assumptions of Stock Options (Detail) (Stock Options [Member])	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected dividend yield	4.10%	[1]	4.14%	[1]	4.00%	[1]
Risk-free interest rate	1.28%	[2]	2.59%	[2]	2.87%	[2]
Expected stock price volatility	23.78%	[3]	25.55%	[3]	26.85%	[3]
Expected term (years)	6 years 6 months	[4]	6 years 3 months	[4]	6 years 3 months	[4]

[1]	Determined using a constant dividend yield during the expected term of the option.
[2]	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
[3]	Determined using implied volatility, after consideration of historical volatility.
[4]	Determined using historical exercise and post-vesting termination patterns.

Share-Based Payments - Stock Option Activity (Detail) (Stock Options [Member], USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding [Roll Forward]
Outstanding, beginning of period, shares	429,553
Granted, shares	57,919
Exercised, shares	(37,160)
Forfeited, shares	(6,881)
Canceled, shares	(60,476)
Outstanding, end of period, shares	382,955
Vested and expected to vest, end of period, shares	375,102	[1]
Exercisable, end of period, shares	225,829
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price [Roll Forward]
Outstanding, beginning of period, weighted-average exercise price per share	$ 25.31
Granted, weighted-average exercise price per share	$ 21.04
Exercised, weighted-average exercise price per share	$ 15.98
Forfeited, weighted-average exercise price per share	$ 19.12
Canceled, weighted-average exercise price per share	$ 35.96
Outstanding, end of period, weighted-average exercise price per share	$ 24
Vested and expected to vest, end of period, weighted-average exercise price per share	$ 24.1	[1]
Exercisable, end of period, weighted-average exercise price per share	$ 27.32
Outstanding, end of period, weighted-average remaining contractual term	5 years
Vested and expected to vest, end of period, weighted-average remaining contractual term	4 years 10 months 24 days	[1]
Exercisable, end of period, weighted-average remaining contractual term	2 years 9 months 18 days
Outstanding, end of period, aggregate intrinsic value	$ 1,230	[2]
Vested and expected to vest, end of period, aggregate intrinsic value	1,183	[1],[2]
Exercisable, end of period, aggregate intrinsic value	$ 308	[2]

[1]	The number of options expected to vest takes into account an estimate of expected forfeitures.
[2]	Market price of underlying Pfizer common stock less exercise price.

Share-Based Payments - Data Related to All Stock Option Activity (Detail) (Stock Options [Member], USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted-average grant date fair value per stock option	$ 2.79	$ 3.15	$ 3.25
Aggregate intrinsic value on exercise	$ 263	$ 32	$ 5
Cash received upon exercise	568	153	16
Tax benefits realized related to exercise	81	10	1
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$ 148	$ 177	$ 178
Weighted-average period over which stock option compensation cost is expected to be recognized (years)	1 year 2 months 12 days	1 year 3 months 18 days	1 year 3 months 18 days

Share-Based Payments - Valuation Assumptions of Total Shareholder Return Units (Detail) (Total Shareholder Return Units [Member])	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected dividend yield	4.10%	4.15%	3.99%
Risk-free interest rate	1.15%	2.51%	2.34%
Expected stock price volatility	23.80%	25.55%	26.76%
Contractual term (years)	5 years 11 months 19 days	5 years 11 months 12 days	5 years
Minimum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Contractual term (years)	5 years

Share-Based Payments Share-Based Payments - Portfolio Performance Shares Activity (Details) (Portfolio Performance Shares [Member], USD $)
In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Portfolio Performance Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Nonvested, beginning of period, shares	0
Granted, shares	3,964
Vested, shares	(2)
Forfeited, shares	(220)
Nonvested, end of period, shares	3,742
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Nonvested, beginning of period, weighted-average grant date fair value per share	$ 0
Granted, weighted-average grant date fair value per share	$ 21.03
Vested, weighted-average grant date fair value per share	$ 22.42
Forfeited, weighted-average grant date fair value per share	$ 23.18
Nonvested, end of period, weighted-average grant date fair value per share	$ 25.08

Share-Based Payments Share-Based Payments - Data Related to All Portfolio Perfomance Shares Activity (Details) (Portfolio Performance Shares [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Portfolio Performance Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total grant date fair-value-based amount of shares vested	$ 0	$ 0	$ 0
Total compensation cost related to nonvested performance share awards not yet recognized, pre-tax	$ 33	$ 0	$ 0
Weighted-average period over which performance share cost is expected to be recognized (years)	2 years 2 months 12 days

Earnings Per Common Share Attributable to Common Shareholders - Basic Numerator (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
EPS Numerator-Basic
Income from continuing operations	$ 9,518		$ 8,395		$ 8,318
Less: Net income attributable to noncontrolling interests	28		40		31
Income from continuing operations attributable to Pfizer Inc.	9,490		8,355		8,287
Less: Preferred stock dividends-net of tax	2		2		2
Income from continuing operations attributable to Pfizer Inc. common shareholders	9,488		8,353		8,285
Discontinued operations-net of tax	5,080	[1]	1,654	[1]	(30)	[1]
Net income attributable to Pfizer Inc. common shareholders	14,568		10,007		8,255
EPS Denominator
Weighted-average number of common shares outstanding-Basic	7,442		7,817		8,036
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	66		53		38
Weighted-average number of common shares outstanding-Diluted	7,508		7,870		8,074
Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans	177	[2]	272	[2]	413	[2]
Net Income (Loss) Available to Common Stockholders, Diluted	$ 14,570		$ 10,009		$ 8,257

[1]	Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).
[2]	These common stock equivalents were outstanding for the years ended December 31, 2012, 2011 and 2010, but were not included in the computation of diluted EPS for those periods because their inclusion would have had an anti-dilutive effect.

Earnings Per Common Share Attributable to Common Shareholders - Diluted Numerator (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
EPS Numerator-Diluted
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$ 9,490		$ 8,355		$ 8,287
Discontinued operations-net of tax	5,080	[1]	1,654	[1]	(30)	[1]
Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$ 14,570		$ 10,009		$ 8,257

[1]	Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).

Lease Commitments Narrative (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Leased Assets [Line Items]
Rental expense, net of sublease income	$ 335	$ 380	$ 381

Lease Commitments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Operating Leased Assets [Line Items]
2013	$ 184
2014	162
2015	132
2016	85
2017	74
AFTER 2017	$ 618

Commitments and Contingencies (Detail) (USD $)	1 Months Ended	12 Months Ended						1 Months Ended		1 Months Ended				1 Months Ended		1 Months Ended		1 Months Ended				1 Months Ended		0 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended			1 Months Ended		12 Months Ended			1 Months Ended		3 Months Ended	1 Months Ended
	Oct. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Mar. 31, 2010 Teva Pharmaceuticals USA, Inc. and Teva Pharmaceutical Industries Ltd. [Member]	Jun. 30, 2010 Mylan Pharmaceuticals Inc. [Member] Patents	Jan. 31, 2011 Teva USA and Teva Pharmaceutical Industries, Sun Pharmaceutical Advanced Research Centre Ltd. and Sun Pharmaceutical Industries Ltd. [Member]	May 31, 2012 Several Generic Manufacturers [Member] Patents	Aug. 31, 2011 Several Generic Manufacturers [Member] Patents	Mar. 31, 2009 Several Generic Manufacturers [Member] Patents	Jan. 31, 2011 Watson Laboratories Inc. [Member]	Oct. 31, 2009 Sandoz, Inc. [Member] Patents	Nov. 30, 2011 Pfizer - Lipitor [Member]	Jan. 31, 2011 Pfizer - Neurontin Product [Member] Actions	Nov. 30, 2012 Pfizer Chantix / Champix Product [Member]	Dec. 31, 2002 Pfizer - Bapineuzumab [Member] test_cases	Aug. 31, 2011 Pfizer - Rebif [Member]	Dec. 31, 2009 Wyeth - Protonix [Member] Actions	Oct. 31, 2012 Wyeth - Rapamune [Member]	Oct. 31, 2012 Agreement-in-principle, civil allegations [Member] Wyeth - Rapamune [Member]	Apr. 28, 2012 Agreement-in-principle, civil allegations [Member] Celebrex [Member]	Oct. 31, 2012 Agreement-in-principle, criminal allegations [Member] Wyeth - Rapamune [Member]	Dec. 31, 2012 Pending Litigation [Member] Hormone Replacement Therapy [Member] Claim	Oct. 31, 2010 Pending Litigation [Member] Apotex Inc. and Apotex Corp., Mylan Pharmaceuticals Inc. and Mylan Inc. [Member]	Aug. 31, 2004 Pending Litigation [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2012 Pending Litigation [Member] American Optical Corp subsidiary of Warner-Lambert [Member] Claim	Jan. 31, 2011 Pending Litigation [Member] Pfizer - Neurontin Product [Member]	Nov. 30, 2010 Pending Litigation [Member] Pfizer - Neurontin Product [Member]	Dec. 31, 2008 Pending Litigation [Member] IREF -Trade Secrets Action [Member]	Dec. 31, 2012 Pending Litigation [Member] Court settlement rejection and Pfizer motion to appeal [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2010 Pending Litigation [Member] Court settlement rejection and Pfizer motion to appeal [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2005 Pending Litigation [Member] March 2005 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Mar. 31, 2005 Pending Litigation [Member] March 2005 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Sep. 26, 2004 Pending Litigation [Member] March 2005 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Jun. 30, 2012 Pending Litigation [Member] March 2011 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Jun. 30, 2011 Pending Litigation [Member] March 2011 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Mar. 31, 2011 Pending Litigation [Member] March 2011 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member] Claimant
Loss Contingencies [Line Items]
Period of exclusivity								6 months		6 months				6 months		6 months
Notice of appeal and related motion																											October 2010						October 2010
Number of patents									3		2	3	3		2
Number of other patents													2
Certain legal matters, net		$ 2,220,000,000	[1]	$ 784,000,000	[1]	$ 1,723,000,000	[1]																											$ 1,300,000,000			$ 369,000,000
Product litigation charge, after-tax																																		800,000,000			229,000,000
The minimum percentage of votes needed from claimants to approve the proposed bankruptcy reorganization plan																																				75.00%
Percentage of claimants that agreed to 2004 proposed settlement																																				80.00%
Gross settlement amount offered																																				430,000,000
Claims payment amount for qualified claimants, first or only payment																																			215,000,000				500,000,000
Number of Ad Hoc Committee claimants agreeing to the company's proposed settlement offer																																								40,000
Claims payment amount for qualified claimants, second payment																																								300,000,000
Agreed-upon payment amount of plaintiff's legal fees and expenses																																								19,000,000
Agreed upon amount of assets (cash and non-cash) to be contributed to a special purpose trust created to pay claimants, if Quigley's proposed reorganization plan is approved by the court																																						550,000,000
Insurance settlement collection period																												10 years
Insurance settlement, gross recovery																												405,000,000
Number of claims seeking damages																										10,000			66,400
Number of actions																	4				2
Contract Extension Agreement Period																				24 months
Unresolved actions, years outstanding		5 years
Cumulative percentage of actions settled																		80.00%								95.00%
Litigation settlement expense																		273,000,000								1,600,000,000
Estimated minimum cost to resolve outstanding actions																		15,000,000								100,000,000
Number of test cases																			6
Number of additional test cases																			3
Number of test cases with civil actions																			6
Loss Contingency, Damages Awarded, Value																						491,000,000	257,000,000	450,000,000	234,000,000					47,400,000	65,400,000	38,700,000
Treble damages amount awarded, under appeal																														142,100,000
Environmental complaint and penalty demand, environmental protection agency	216,000
Long-term purchase commitment, amount		$ 3,500,000,000
Claims installment, payment terms																																								Following the earlier of the effective date of a revised plan of reorganization and April 6, 2013

[1]	In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)

Segment, Geographic and Other Revenue Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting Information [Line Items]
Revenues	$ 58,986		$ 65,259	[1],[2]	$ 65,165
Research and development expenses	7,870	[3]	9,074	[1],[3]	9,483	[3]
Earnings	12,080	[4],[5],[6]	12,304	[1],[4],[5],[6]	9,471	[4],[5],[6]
Depreciation and amortization	7,611	[7]	8,907	[5],[7]	8,399	[7]
Total Reportable Segments [Member]
Segment Reporting Information [Line Items]
Revenues	51,214		57,747	[1]	58,523
Research and development expenses	2,813		3,309	[1]	3,549
Earnings	31,330	[5]	35,207	[1],[5]	36,444	[5]
Depreciation and amortization	1,060	[7]	1,088	[5],[7]	1,051	[7]
Primary Care [Member]
Segment Reporting Information [Line Items]
Revenues	15,558	[7]	22,670	[1],[7]	23,328	[7]
Research and development expenses	1,009	[7]	1,307	[1],[7]	1,473	[7]
Earnings	9,613	[5],[7]	15,001	[1],[5],[7]	15,773	[5],[7]
Depreciation and amortization	244	[7],[8]	247	[5],[7],[8]	201	[7],[8]
Specialty Care And Oncology [Member]
Segment Reporting Information [Line Items]
Revenues	15,461		16,568	[1]	16,435
Research and development expenses	1,401		1,561	[1]	1,624
Earnings	10,499	[5]	10,789	[1],[5]	10,571	[5]
Depreciation and amortization	406	[7]	419	[5],[7]	432	[7]
Established Products and Emerging Markets [Member]
Segment Reporting Information [Line Items]
Revenues	20,195	[1]	18,509	[1]	18,760	[1]
Research and development expenses	403	[1]	441	[1]	452	[1]
Earnings	11,218	[1],[5]	9,417	[1],[5]	10,100	[1],[5]
Depreciation and amortization	410	[7],[9]	422	[5],[7],[9]	418	[7],[9]
Other operating segments [Member]
Segment Reporting Information [Line Items]
Revenues	7,511	[8]	7,212	[1],[8]	6,323	[8]
Research and development expenses	693	[8]	425	[1],[8]	428	[8]
Earnings	1,919	[5],[8]	2,009	[1],[5],[8]	1,565	[5],[8]
Depreciation and amortization	245	[10],[7]	232	[10],[5],[7]	197	[10],[7]
Other business activities [Member]
Segment Reporting Information [Line Items]
Revenues	261	[9]	300	[1],[9]	319	[9]
Research and development expenses	2,838	[9]	3,340	[1],[9]	3,711	[9]
Earnings	(2,891)	[5],[9]	(3,343)	[1],[5],[9]	(3,735)	[5],[9]
Depreciation and amortization	116	[11],[7]	153	[11],[5],[7]	197	[11],[7]
Corporate [Member]
Segment Reporting Information [Line Items]
Revenues	0	[10]	0	[1],[10]	0	[10]
Research and development expenses	971	[10]	1,292	[1],[10]	1,551	[10]
Earnings	(6,240)	[10],[5]	(7,410)	[1],[10],[5]	(7,966)	[10],[5]
Depreciation and amortization	485	[12],[7]	540	[12],[5],[7]	617	[12],[7]
Purchase Accounting Adjustments [Member]
Segment Reporting Information [Line Items]
Revenues	0	[11]	0	[1],[11]	0	[11]
Research and development expenses	(3)	[11]	(2)	[1],[11]	149	[11]
Earnings	(4,957)	[11],[5]	(6,753)	[1],[11],[5]	(8,136)	[11],[5]
Depreciation and amortization	5,022	[13],[7]	5,525	[13],[5],[7]	5,436	[13],[7]
Acquisition-related Costs [Member]
Segment Reporting Information [Line Items]
Revenues	0	[12]	0	[1],[12]	0	[12]
Research and development expenses	6	[12]	23	[1],[12]	34	[12]
Earnings	(967)	[12],[5]	(1,979)	[1],[12],[5]	(3,926)	[12],[5]
Depreciation and amortization	283	[14],[7]	624	[14],[5],[7]	781	[14],[7]
Certain significant items [Member]
Segment Reporting Information [Line Items]
Revenues	0	[13]	0	[1],[13]	0	[13]
Research and development expenses	522	[13]	654	[1],[13]	18	[13]
Earnings	(5,324)	[13],[5]	(4,347)	[1],[13],[5]	(3,565)	[13],[5]
Depreciation and amortization	300	[15],[7]	611	[15],[5],[7]	0	[15],[7]
Other unallocated [Member]
Segment Reporting Information [Line Items]
Revenues	0	[14]	0	[1],[14]	0	[14]
Research and development expenses	30	[14]	33	[1],[14]	43	[14]
Earnings	(790)	[14],[5]	(1,080)	[1],[14],[5]	(1,210)	[14],[5]
Depreciation and amortization	$ 100	[16],[7]	$ 134	[16],[5],[7]	$ 120	[16],[7]

[1]	) For 2011, includes King commencing on the acquisition date of January 31, 2011.
[2]	) For 2011, includes King commencing on the acquisition date of January 31, 2011
[3]	Exclusive of amortization of intangible assets, except as disclosed in Note 1K. Basis of Presentation and Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.
[4]	2011 v. 2010––The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, lower impairment charges, as well as increased revenues from biopharmaceutical products, such as the Prevnar/Prevenar family, Enbrel and Celebrex.
[5]	) Income from continuing operations before provision for taxes on income.
[6]	2012 v. 2011––The increase in the domestic loss was primarily due to the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products; certain legal settlements and related charges, primarily associated with Rapamune, Celebrex, hormone-replacement therapy and Chantix; higher costs associated with the separation of Zoetis; and the payment to AstraZeneca to obtain the exclusive global over-the-counter rights to Nexium, partially offset by lower acquisition-related costs. The increase in international income was due to lower purchase accounting costs, lower acquisition-related costs, and lower charges related to cost-reduction and productivity initiatives, partially offset by the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products.
[7]	) Certain production facilities are shared. Deprecation is allocated based on estimates of physical production.
[8]	Revenues and Earnings from the Primary Care segment decreased for 2012 as compared to the prior year, and earnings as a percentage of revenues also declined, primarily due to the loss of exclusivity of Lipitor in most major markets, and the subsequent shift in the reporting of Lipitor in those major markets to the Established Products business unit.
[9]	Revenues and Earnings from the Established Products and Emerging Markets segment increased in 2012 as compared to the prior year, primarily due to additional products losing exclusivity and moving to the Established Products unit and increased operational sales in emerging markets, partially offset by unfavorable foreign exchange. Earnings as a percentage of revenue increased due to the change in the mix of products.
[10]	Includes the Animal Health operating segment and the Consumer Healthcare operating segment. In 2012, higher R&D expenses and lower Earnings reflect the Consumer Healthcare acquisition of the over-the-counter (OTC) rights for Nexium (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).
[11]	Other business activities includes the revenues and operating results of Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales operation, and the research and development costs managed by our Worldwide Research and Development organization and our Pfizer Medical organization.
[12]	Corporate for R&D expenses includes, among other things, administration expenses and compensation expenses associated with our research and development activities and for Earnings includes, among other things, administration expenses, interest income/(expense) and certain compensation and other costs not charged to our operating segments.
[13]	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment.
[14]	Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).
[15]	Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. For Earnings in 2012, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $1.9 billion, (ii) charges for certain legal matters of $2.2 billion, (iii) certain asset impairment charges of $884 million, (iv) costs associated with the separation of Zoetis of $325 million and (v) other charges of $36 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).For Earnings in 2011, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives that are not associated with an acquisition of $2.5 billion, (ii) certain asset impairment charges of $856 million, (iii) charges for certain legal matters of $822 million, (iv) other charges of $101 million and (v) costs associated with the separation of Zoetis of $35 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).For Earnings in 2010, certain significant items includes: (i) certain asset impairment charges of $1.8 billion, (ii) charges for certain legal matters of $1.7 billion, (iii) inventory write-off of $212 million and (iv) other income of $102 million (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives and Note 4. Other Deductions––Net for additional information).For R&D in all periods presented, certain significant items primarily reflect additional depreciation––asset restructuring and implementation costs.
[16]	Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment.

Segment, Geographic and Other Revenue Information (Parenthetical) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting Information [Line Items]
Certain legal matters, net	$ 2,220,000,000	[1]	$ 784,000,000	[1]	$ 1,723,000,000	[1]
Certain asset impairment charges	927,000,000	[2]	902,000,000	[2]	1,790,000,000	[2]
Other charges	139,000,000		139,000,000		(147,000,000)
Certain significant items [Member] | Earnings [Member]
Segment Reporting Information [Line Items]
Restructuring charges and implementation costs associated with cost-reduction initiatives, excluding acquisition-related costs	1,900,000,000		2,500,000,000
Certain legal matters, net	2,200,000,000		822,000,000		1,700,000,000
Certain asset impairment charges	884,000,000		856,000,000		1,800,000,000
Costs associated with the separation of Zoetis	325,000,000		35,000,000
Inventory write-off					212,000,000
Other charges	$ 36,000,000		$ (101,000,000)		$ (102,000,000)

[1]	In 2012, primarily includes a $491 million charge resulting from an agreement-in-principle with the U.S. Department of Justice to resolve an investigation into Wyeth's historical promotional practices in connection with Rapamune, a $450 million settlement of a lawsuit by Brigham Young University related to Celebrex, and charges related to hormone-replacement therapy litigation and Chantix litigation. In 2011, primarily includes charges related to hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (See Note 17. Commitments and Contingencies.)
[2]	In 2012, includes intangible asset impairment charges of $872 million, reflecting (i) $393 million of IPR&D assets, primarily related to compounds that targeted autoimmune and inflammatory diseases (full write-off) and, to a lesser extent, compounds related to pain treatment; (ii) $175 million related to our Consumer Healthcare indefinite-lived brand assets, primarily Robitussin, a cough suppressant; (iii) $279 million related to Developed Technology Rights, a charge comprised of impairments of various products, none of which individually exceeded $45 million; and (iv) $25 million of finite-lived brands. The intangible asset impairment charges for 2012 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, an increased competitive environment, litigation uncertainties regarding intellectual property and declining gross margins. The impairment charges in 2012 are associated with the following: Worldwide Research and Development ($303 million); Consumer Healthcare ($200 million); Primary Care ($135 million); Established Products ($83 million); Specialty Care ($56 million); Emerging Markets ($56 million) and Animal Health ($39 million). In addition, in 2012, also includes charges of approximately $55 million for certain investments. These investment impairment charges reflect the difficult global economic environment.In 2011, includes intangible asset impairment charges of $851 million, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) $193 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) $183 million related to Developed Technology Rights comprising the impairment of five assets. The intangible asset impairment charges for 2011 reflect, among other things, the impact of new scientific findings and an increased competitive environment. The impairment charges in 2011 are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million) and Animal Health ($17 million). In addition, in 2011, also includes charges of approximately $51 million for certain investments. These investment impairment charges reflect the difficult global economic environment.In 2010, includes intangible asset impairment charges of $1.8 billion, the majority of which relates to intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges reflect (i) $945 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) $292 million of indefinite-lived Brands, primarily related to Robitussin; and (iii) $540 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory time-frames and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges in 2010 are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); and Worldwide Research and Development ($54 million).

Segment, Geographic and Other Revenue Information - Narrative (Detail) (USD $) In Millions, unless otherwise specified	96 Months Ended		12 Months Ended				12 Months Ended
	Dec. 31, 2012 Operating_Segment	Dec. 31, 2011	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Minimum [Member] United States	Dec. 31, 2012 Sales Revenue Exceeded 500 Million outside the U.S. [Member] Country	Dec. 31, 2010 Sales Revenue Exceeded 500 Million outside the U.S. [Member] Country	Dec. 31, 2012 Domestic Wholesaler one [Member] Customer Concentration Risk [Member]	Dec. 31, 2011 Domestic Wholesaler one [Member] Customer Concentration Risk [Member]	Dec. 31, 2012 Domestic Wholesaler two [Member] Customer Concentration Risk [Member]	Dec. 31, 2011 Domestic Wholesaler two [Member] Customer Concentration Risk [Member]	Dec. 31, 2012 Domestic Wholesaler three [Member] Customer Concentration Risk [Member]	Dec. 31, 2011 Domestic Wholesaler three [Member] Customer Concentration Risk [Member]	Dec. 31, 2012 Three largest U.S. wholesaler customers [Member] Customer Concentration Risk [Member] Customer	Dec. 31, 2011 Three largest U.S. wholesaler customers [Member] Customer Concentration Risk [Member]
Segment Reporting Information [Line Items]
Number of operating segments (in operating segments)	5
Total assets	$ 185,798	$ 188,002
Percentage of total revenues, by customer							12.00%	13.00%	9.00%	11.00%	7.00%	9.00%
Base concentration of revenue amount			$ 500
Number of countries outside the U.S					16	17
Percentage of Total Revenues, by Country				10.00%
Percentage of total accounts receivable													16.00%	14.00%
Number of largest US customers													3

Segment, Geographic and Other Revenue Information - Revenues By Geographic Area (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 58,986		$ 65,259	[1],[2]	$ 65,165
United States
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	23,086		26,933		28,855
Developed Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	13,375	[1]	16,099	[1]	16,156	[1]
Developed Rest Of World [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	10,554	[3]	10,975	[3]	9,891	[3]
Emerging Markets [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 11,971	[4]	$ 11,252	[4]	$ 10,263	[4]

[1]	) For 2011, includes King commencing on the acquisition date of January 31, 2011.
[2]	) For 2011, includes King commencing on the acquisition date of January 31, 2011
[3]	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Revenues denominated in euros were $10 billion, $12 billion and $12 billion for 2012, 2011 and 2010, respectively.
[4]	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand and South Korea.

Segment, Geographic and Other Revenue Information - Revenues By Geographic Area (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 58,986		$ 65,259	[1],[2]	$ 65,165
Developed Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	13,375	[1]	16,099	[1]	16,156	[1]
Euro [Member] | Developed Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 10,000		$ 12,000		$ 12,000

[1]	) For 2011, includes King commencing on the acquisition date of January 31, 2011.
[2]	) For 2011, includes King commencing on the acquisition date of January 31, 2011

Segment, Geographic and Other Revenue Information - Long-Lived Assets By Geographic Region (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	$ 14,461	[1]	$ 15,921	[1]	$ 17,607
United States
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	7,262		7,893		8,508
Developed Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	5,121	[2]	5,866	[2]	7,000	[2]
Developed Rest Of World [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	847	[3]	903	[3]	853	[3]
Emerging Markets [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	$ 1,231	[4]	$ 1,259	[4]	$ 1,246	[4]

[1]	The decrease in total property, plant and equipment is primarily due to depreciation, disposals, impairments and the impact of foreign exchange, partially offset by capital additions.
[2]	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries.
[3]	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.
[4]	) Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

Segment, Geographic and Other Revenue Information - Revenues By Products (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenue from External Customer [Line Items]
Revenues	$ 58,986		$ 65,259	[1],[2]	$ 65,165
Biopharmaceutical [Member]
Revenue from External Customer [Line Items]
Revenues	51,214		57,747	[2]	58,523
Biopharmaceutical [Member] | Lyrica [Member]
Revenue from External Customer [Line Items]
Revenues	4,158		3,693	[2]	3,063
Biopharmaceutical [Member] | Lipitor [Member]
Revenue from External Customer [Line Items]
Revenues	3,948	[3]	9,577	[2],[3]	10,733	[3]
Biopharmaceutical [Member] | Enbrel (Outside the U.S. and Canada) [Member]
Revenue from External Customer [Line Items]
Revenues	3,737		3,666	[2]	3,274
Biopharmaceutical [Member] | Prevnar 13/ Prevenar 13 [Member]
Revenue from External Customer [Line Items]
Revenues	3,718		3,657	[2]	2,416
Biopharmaceutical [Member] | Celebrex [Member]
Revenue from External Customer [Line Items]
Revenues	2,719		2,523	[2]	2,374
Biopharmaceutical [Member] | Viagra [Member]
Revenue from External Customer [Line Items]
Revenues	2,051		1,981	[2]	1,928
Biopharmaceutical [Member] | Norvasc [Member]
Revenue from External Customer [Line Items]
Revenues	1,349		1,445	[2]	1,506
Biopharmaceutical [Member] | Zyvox [Member]
Revenue from External Customer [Line Items]
Revenues	1,345		1,283	[2]	1,176
Biopharmaceutical [Member] | Sutent [Member]
Revenue from External Customer [Line Items]
Revenues	1,236		1,187	[2]	1,066
Biopharmaceutical [Member] | Premarin Family [Member]
Revenue from External Customer [Line Items]
Revenues	1,073		1,013	[2]	1,040
Biopharmaceutical [Member] | Genotropin [Member]
Revenue from External Customer [Line Items]
Revenues	832		889	[2]	885
Biopharmaceutical [Member] | Xalatan / Xalacom [Member]
Revenue from External Customer [Line Items]
Revenues	806		1,250	[2]	1,749
Biopharmaceutical [Member] | BeneFIX [Member]
Revenue from External Customer [Line Items]
Revenues	775		693	[2]	643
Biopharmaceutical [Member] | Detrol / Detrol LA [Member]
Revenue from External Customer [Line Items]
Revenues	761		883	[2]	1,013
Biopharmaceutical [Member] | Vfend [Member]
Revenue from External Customer [Line Items]
Revenues	754		747	[2]	825
Biopharmaceutical [Member] | Chantix / Champix [Member]
Revenue from External Customer [Line Items]
Revenues	670		720	[2]	755
Biopharmaceutical [Member] | Pristiq [Member]
Revenue from External Customer [Line Items]
Revenues	630		577	[2]	466
Biopharmaceutical [Member] | ReFacto AF/ Xyntha [Member]
Revenue from External Customer [Line Items]
Revenues	584		506	[2]	404
Biopharmaceutical [Member] | Zoloft [Member]
Revenue from External Customer [Line Items]
Revenues	541		573	[2]	532
Biopharmaceutical [Member] | Revatio [Member]
Revenue from External Customer [Line Items]
Revenues	534		535	[2]	481
Biopharmaceutical [Member] | Medrol [Member]
Revenue from External Customer [Line Items]
Revenues	523		510	[2]	455
Biopharmaceutical [Member] | Zosyn / Tazocin [Member]
Revenue from External Customer [Line Items]
Revenues	484		636	[2]	952
Biopharmaceutical [Member] | Zithromax / Zmax [Member]
Revenue from External Customer [Line Items]
Revenues	435		453	[2]	415
Biopharmaceutical [Member] | Effexor [Member]
Revenue from External Customer [Line Items]
Revenues	425		678	[2]	1,718
Biopharmaceutical [Member] | Prevnar / Prevenar (7-valent) [Member]
Revenue from External Customer [Line Items]
Revenues	399		488	[2]	1,253
Biopharmaceutical [Member] | Fragmin [Member]
Revenue from External Customer [Line Items]
Revenues	381		382	[2]	341
Biopharmaceutical [Member] | Relpax [Member]
Revenue from External Customer [Line Items]
Revenues	368		341	[2]	323
Biopharmaceutical [Member] | Rapamune [Member]
Revenue from External Customer [Line Items]
Revenues	346				388
Biopharmaceutical [Member] | Cardura [Member]
Revenue from External Customer [Line Items]
Revenues	338		380	[2]	413
Biopharmaceutical [Member] | Tygacil [Member]
Revenue from External Customer [Line Items]
Revenues	335		298	[2]	324
Biopharmaceutical [Member] | Aricept [Member]
Revenue from External Customer [Line Items]
Revenues	326	[4]	450	[2],[4]	454	[4]
Biopharmaceutical [Member] | Xanax XR [Member]
Revenue from External Customer [Line Items]
Revenues	274		306	[2]	307
Biopharmaceutical [Member] | BMP2 [Member]
Revenue from External Customer [Line Items]
Revenues	263		340	[2]	400
Biopharmaceutical [Member] | Sulperazon [Member]
Revenue from External Customer [Line Items]
Revenues	262				213
Biopharmaceutical [Member] | Diflucan [Member]
Revenue from External Customer [Line Items]
Revenues	259				278
Biopharmaceutical [Member] | Caduet [Member]
Revenue from External Customer [Line Items]
Revenues	258		538	[2]	527
Biopharmaceutical [Member] | Neurontin [Member]
Revenue from External Customer [Line Items]
Revenues	235		289	[2]	322
Biopharmaceutical [Member] | Dalacin / Cleocin [Member]
Revenue from External Customer [Line Items]
Revenues	232		192	[2]	214
Biopharmaceutical [Member] | Unasyn [Member]
Revenue from External Customer [Line Items]
Revenues	228		231	[2]	244
Biopharmaceutical [Member] | Metaxalone/Skelaxin [Member]
Revenue from External Customer [Line Items]
Revenues	223	[5]	203	[2],[5]	0	[5]
Biopharmaceutical [Member] | Inspra [Member]
Revenue from External Customer [Line Items]
Revenues	214		195	[2]	157
Biopharmaceutical [Member] | Toviaz [Member]
Revenue from External Customer [Line Items]
Revenues	207		187	[2]	137
Biopharmaceutical [Member] | Somavert [Member]
Revenue from External Customer [Line Items]
Revenues	197		183	[2]	157
Biopharmaceutical [Member] | Alliance revenues [Member]
Revenue from External Customer [Line Items]
Revenues	3,492	[6]	3,630	[2],[6]	4,084	[6]
Biopharmaceutical [Member] | All Other Biopharmaceutical Products [Member]
Revenue from External Customer [Line Items]
Revenues	8,289	[7]	8,584	[2],[7]	8,118	[7]
Diflucan [Member] | Diflucan [Member]
Revenue from External Customer [Line Items]
Revenues			265	[2]
Sulperazon [Member] | Sulperazon [Member]
Revenue from External Customer [Line Items]
Revenues			218	[2]
Rapamune [Member] | Rapamune [Member]
Revenue from External Customer [Line Items]
Revenues			372	[2]
Other products [Member] | Animal Health [Member]
Revenue from External Customer [Line Items]
Revenues	4,299		4,184	[2]	3,575
Other products [Member] | Consumer Healthcare [Member]
Revenue from External Customer [Line Items]
Revenues	3,212		3,028	[2]	2,748
Other products [Member] | Other [Member]
Revenue from External Customer [Line Items]
Revenues	$ 261	[8]	$ 300	[2],[8]	$ 319	[8]

[1]	) For 2011, includes King commencing on the acquisition date of January 31, 2011.
[2]	) For 2011, includes King commencing on the acquisition date of January 31, 2011
[3]	) Lipitor lost exclusivity in the U.S. in November 2011 and various other major markets in 2011 and 2012. This loss of exclusivity reduced branded worldwide revenues by $5.6 billion in 2012, in comparison with 2011, and reduced branded worldwide revenues by $1.2 billion in 2011, in comparison with 2010.
[4]	Represents direct sales under license agreement with Eisai Co., Ltd.
[5]	Legacy King product.
[6]	Includes Enbrel (in the U.S. and Canada), Spiriva, Rebif, Aricept and Exforge.
[7]	Includes sales of generic atorvastatin.
[8]	Includes revenues generated primarily from Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales organization.

Segment, Geographic and Other Revenue Information - Revenues By Products (Parenthetical) (Detail) (Lipitor [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Lipitor [Member]
Revenue from External Customer [Line Items]
Loss in revenue in comparison with 2011	$ 5,600	$ 1,241

Subsequent Events (Details) (USD $)	Sep. 06, 2012 Pfizer [Member] Hisun Pfizer Pharmaceuticals Co. Ltd [Member]	Jan. 28, 2013 Subsequent Event [Member] Zoetis [Member]	Feb. 06, 2013 Subsequent Event [Member] Zoetis [Member] Commercial Paper [Member] Maximum [Member] Issuance of Debt [Member]	Jan. 28, 2013 Subsequent Event [Member] Zoetis [Member] Senior Notes [Member] Issuance of Debt [Member]	Jan. 28, 2013 Subsequent Event [Member] Zoetis [Member] 1.150% Senior Notes, Due 2016 [Member] Senior Notes [Member] Issuance of Debt [Member]	Jan. 28, 2013 Subsequent Event [Member] Zoetis [Member] 1.875% Senior Notes, Due 2018 [Member] Senior Notes [Member] Issuance of Debt [Member]	Jan. 28, 2013 Subsequent Event [Member] Zoetis [Member] 3.250% Senior Notes, Due 2023 [Member] Senior Notes [Member] Issuance of Debt [Member]	Jan. 28, 2013 Subsequent Event [Member] Zoetis [Member] 4.700% Senior Notes, Due 2043 [Member] Senior Notes [Member] Issuance of Debt [Member]	Jan. 31, 2013 Subsequent Event [Member] Zoetis [Member] IPO [Member] Issuance of Equity [Member]	Feb. 06, 2013 Subsequent Event [Member] Zoetis [Member] IPO [Member] Issuance of Equity [Member]
Subsequent Event [Line Items]
Long-term debt				$ 3,650,000,000
Debt instrument, original issue discount				10,000,000
Debt, weighted average interest rate				3.30%
Debt instrument, interest rate, stated percentage					1.15%	1.88%	3.25%	4.70%
Debt instrument, face amount					400,000,000	749,000,000	1,349,000,000	1,142,000,000
Short-term debt instrument, unused borrowing capacity, amount			1,000,000,000
Long-term debt assumed by Pfizer as part of the Zoetis debt offering and initial public offering				1,000,000,000
Cash proceeds received by Pfizer as part of the Zoetis debt offering and initial public offering		6,100,000,000		2,650,000,000
Restricted cash proceeds received by Pfizer as part of the Zoetis debt offering and initial public offering		2,500,000,000
Estimated proceeds from issuance of long-term debt				2,500,000,000
Subsidiary or equity method investee, cumulative number of shares issued for all transactions									99,015,000
Proceeds from issuance of common stock									$ 2,500,000,000
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners										19.80%
Equity method investment, ownership percentage	49.00%